Exhibit 10.17

Resale Agreement

20100106.054.C

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

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Contents

1.0 PREAMBLE	5

1.1 Preamble and Effective Date	5
1.2 Scope of Agreement	5

2.0 DEFINITIONS	6

2.1 Accept or Acceptance	6
2.2 Acceptance Date	6
2.4 Acceptance Test Period	7
2.5 Acceptance Tests	7
2.6 Affiliate	7
2.7 Agreement	7
2.8 Approved Source	7
2.9 Cancel or Cancellation	7
2.10 Customer	7
2.11 Customer Information	7
2.12 Deliver or Delivery	8
2.13 Delivery Date	8
2.14 Documentation	8
2.15 EULA	8
2.16 Intentionally Omitted	8
2.17 Harmful Code	8
2.18 Information	9
2.19 Material	9
2.20 Notice of Completion	9
2.21 Order	9
2.22 Services	9
2.23 Software	10
2.24 Special Terms and Conditions	10
2.25 Specifications	10
2.26 Standard Software	10
2.27 Statement of Work	11
2.28 Terminate or Termination	11
2.29 Third-Party Software	11
2.30 Work	11

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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3.0 GENERAL TERMS	11

3.1 Affiliate	11
3.2 Amendments and Waivers	11
3.3 Anticipated Delays in Delivery and Performance	12
3.4 Assignment and Delegation	12
3.5 Cancellation and Termination	13
3.6 Compliance with Laws	14
3.7 Conflict of Interest	14
3.8 Construction and Interpretation	14
3.9 Cumulative Remedies	15
3.10 Delivery, Performance and Acceptance	15
3.11 Duration of Agreement	16
3.12 Entire Agreement	16
3.13 Force Majeure	16
3.14 Governing Law	17
3.15 Government Contract Provisions	17
3.16 Indemnity	18
3.17 Information	19
3.18 Infringement	21
3.19 Insurance	24
3.20 Invoicing and Payment	26
3.21 Licenses and Patents	27
3.22 Limitation of Damages	27
3.23 Intentionally omitted	27
3.24 [* * *]	27
3.25 Non-Exclusive Market	27
3.26 Notices	28
3.27 Order of Precedence	29
3.28 Orders	29
3.29 Ownership of Work Product	30
3.30 Price Revision	31
3.31 Publicity	31
3.32 Quality Assurance	31
3.33.A Records and Audits	32
3.33.B Resale of Material and Services	34
3.34 Severability	35
3.35 Survival of Obligations	35
3.36 Taxes	35
3.37 Third Party Administrative Services	37
3.38 Title and Risk of Loss	37
3.39 Intentionally Omitted	37
3.40 Warranty	37

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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4.0 SPECIAL TERMS	40

4.1 Restricted Activities	40
4.2 Background Checks	40
4.3 Change Notices	41
4.4 Continuing Availability	42
4.5 Customer - Information	42
4.6 Dispute Resolution	44
4.7 Intentionally Left Blank	45
4.8 Independent Contractor	45
4.9 Insignia	46
4.10 Maintenance Resale	46
4.11 Monthly Order & Shipment Reports	46
4.12 Part 68 Compliance	47
4.13 Plant and Work Rules	47
4.14 Radio Frequency Energy Standards	47
4.15 Reimbursable Expenses	48
4.16 Shipping and Packing	48
4.17 Statement of Work for Subcontracted Services	48
4.18 Suppliers EULA Materials Warranty and Maintenance Agreement	49
4.19 Technical Support	50
4.20 Trademarks, Trade Names and Copyrights	50
4.21 Training Consulting Marketing Sales	51
4.22 Work Done by Others	51

5.0 EXECUTION OF AGREEMENT	51

5.1 Transmission of Original Signatures and Executing Multiple Counterparts	51

APPENDICES	53

Appendix A - Description of Supplier’s Material and/or Services	53
Appendix B - Supplier’s Price(s)	54
Appendix B1 - Suppliers Discount Schedule	55
Appendix C - Specifications	56
Appendix D - Acceptance Letter	57
Appendix G - Intentionally Omitted	59
Appendix H - Intentionally Omitted	60
Appendix J - Order	61
Appendix R1 - End User License Agreement	63
Appendix R2 - Materials Warranty	73
Appendix R3 - Maintenance Agreement	74
Appendix R4 - Return Materials Authorization Policy	77
Appendix U - Partnered Maintenance Solutions	78
Appendix Z - Vendor Expense Policy	83

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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1.0	Preamble

1.1	Preamble and Effective Date

This Agreement, effective on the date when signed by the last Party (“Effective Date”), is between Mobile Iron, Inc., a Delaware corporation (hereinafter referred to as “Supplier”), and AT&T Services, Inc., a Delaware Corporation (hereinafter referred to as “AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”

1.2	Scope of Agreement

a.	Pursuant to Orders, Supplier shall sell to AT&T the Material (other than licensed Material) and Services listed in Appendix A, for resale to AT&T’s customers in the United States of America (“Territory”), and Supplier shall authorize AT&T to distribute licensed Material listed in Appendix A and to distribute Supplier’s EULA, warranties, and maintenance service agreements associated with Material to AT&T customers in the Territory. Where agreed pursuant to Section 4.17, as a subcontractor to AT&T, Supplier shall provide Services (other than Maintenance Services) described in a Statement of Work for Subcontracted Services, for the benefit of AT&T’s customers in the United States of America. All sales of Material and Services to AT&T for resale, provision of Services to AT&T, and authorization to distribute licensed Material and Supplier’s EULA, warranty, and maintenance agreements shall be subject to the terms and conditions of this Agreement and shall be done pursuant to and in conformance with Orders submitted by AT&T and accepted by Supplier. Prices to AT&T are the prices listed in Appendix B, if any, minus the appropriate discount, as shown in Appendix B 1, if any, or prices established pursuant to firm prices to AT&T which are quoted to AT&T by Supplier in writing in response to requests for pricing for such Material and Services or in connection with a Statement of Work attached to or set forth in an Order, whichever is relevant.

b.	Supplier shall accept any Order placed under this Agreement for Standard Software or for Maintenance Services for such Standard Software unless the Order includes:

1.	Delivery Dates to which Supplier has not agreed, prior to the placement of the Order, and which Supplier is unable to meet;

2.	Special Terms and Conditions to which Supplier has not agreed, prior to placement of the Order, and which are objectionable to Supplier; or prices contrary to those established under this Agreement.

3.	Orders by an Affiliate of AT&T (other than AT&T Corp.) under Section 3.1 where such Affiliate either (i) is a competitor of Supplier or (ii) does not have the financial or other resources, in Supplier’s reasonable judgment, to fulfill its obligations under this Agreement and such Order.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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c.	If Supplier rejects an Order, Supplier shall give AT&T written notice stating Supplier’s reasons for rejecting the Order and the modifications, if any, that would make the Order acceptable to Supplier. Supplier shall furnish Materials that materially conform to the Specifications established under this Agreement. If Supplier is unable to tender conforming Material, Supplier shall not tender non-conforming Material unless expressly approved by AT&T; the Parties agree non-conforming tenders are not an accommodation to AT&T unless approved by AT&T. All Delivery Dates are firm, and time is of the essence where specified in an Order or Statement of Work.

d.	AT&T will determine, in its sole discretion, the extent to which it will market, advertise, promote or otherwise offer the Material and Services to its customers consistent with the terms of this Agreement and the relevant Order or Statement of Work.

e.	Section 3.10 Delivery, Performance and Acceptance, Section 3.20, Invoicing and Payment, Section 3.30 Price Revision, Section 3.38 Title and Risk of Loss, and Appendices A, B and B1 shall apply to Supplier only with respect to Material and Services purchased directly from Supplier, unless noted otherwise within such sections. When Supplier subcontracts its delivery of Material and Services to an Approved Source, then all other provisions in this Agreement shall apply to Supplier both to Material and Services purchased and/or licensed directly from Supplier and to Material and Services purchased or obtained from any Approved Source.

2.0	Definitions

2.1	Accept or Acceptance

“Accept” or “Acceptance” means AT&T’s acceptance of the Material or Services ordered by AT&T and provided by Supplier as specified in the Section entitled “Delivery, Performance, and Acceptance.” Unless a Statement of Work or an Order provides that Acceptance is subject to inspection and testing after Delivery, AT&T’s acceptance shall be deemed to occur upon Supplier’s Delivery of the Material and Services, respectively.

2.2	Acceptance Date

“Acceptance Date” means the date on which Material or Services are Delivered, unless a Statement of Work provides otherwise.

2.3	Acceptance Letter

“Acceptance Letter” means a document signed by AT&T substantially in the form of Appendix D, which is to be used only when specifically required by a Statement of Work, indicating AT&T’s Acceptance of the Material and/or Services.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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2.4	Acceptance Test Period

“Acceptance Test Period” means the length of time specified in a Statement of Work, if any, during which the Acceptance Tests are performed.

2.5	Acceptance Tests

“Acceptance Tests” means the performance and reliability demonstrations and tests specified in a Statement of Work, if any, that must be successfully completed by the Material and Services during the Acceptance Test Period.

2.6	Affiliate

“Affiliate” means a business association that has legal capacity to contract on its own behalf, to sue in its own name, and to be sued, if and only if either (a) such business association owns, directly or indirectly, a majority interest in AT&T (its “parent company”), or (b) a thirty percent (30%) or greater interest in such business association is owned, either directly or indirectly, by AT&T or its parent company.

2.7	Agreement

“Agreement” means the written agreement between the Parties as set forth in this document and the attached appendices and shall include the terms of such other documents as they are incorporated by express reference in this document and the attached appendices.

2.8	Approved Source

“Approved Source” means any entity that is subcontracted by Supplier hereunder to distribute or resell Material and Services directly to AT&T on behalf of Supplier for resale to its Customers that has undertaken (i) an obligation of non-disclosure consistent with this Agreement; (ii) an obligation to use the information provided by Supplier, including information proprietary to AT&T or its Customers, solely to perform services for Supplier and (iii) an obligation to comply with the terms of this Agreement and any applicable Order.

2.9	Cancel or Cancellation

“Cancel” means to put an end to this Agreement or any Order for breach by the other Party. “Cancellation” means an exercise of a remedy of a Party entitled to Cancel.

2.10	Customer

A “Customer” or “customer” of AT&T refers to a third party end user of Materials and/or Services, other than an Affiliate of AT&T that purchases or licenses such Materials and/or Services from AT&T for such third party’s use only and not for resale.

2.11	Customer Information

“Customer Information” means Information relating to Customers provided by AT&T or its Affiliates to Supplier or obtained by Supplier while performing Services, which may include, but

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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is not limited to, customer name, address, phone number, any customer or employee personal information, credit card and credit related information, health or financial information, authentication credentials, information concerning a customer’s calling patterns, unlisted customer numbers, any other information associated with a customer or with persons in the household of a customer, and any information available to AT&T and/or its suppliers by virtue of AT&T’s relationship with its customers as a provider of telecommunications, Internet, information or other services, including, but not limited to, the quantity, technical configuration, location, type, destination, amount of use of telecommunications or other services subscribed to, and information contained on the telephone bills of AT&T’s customers pertaining to telephone exchange service, telephone toll service or other services received by a customer of AT&T.

2.12	Deliver or Delivery

“Deliver” or “Delivery” occurs (a) for Material, when possession of such Material passes from Supplier to the carrier (when shipped) or when such Material is electronically or otherwise made available, whichever is sooner, (b) for Services other than Maintenance, when Supplier completes provision of such Services to AT&T or the Customer, as applicable, and (c) for Maintenance, when the applicable Maintenance term commences.

2.13	Delivery Date

“Delivery Date” means the date on which Supplier is scheduled to complete its Delivery, as established in an Order.

2.14	Documentation

“Documentation” means all end user documentation, including, but not limited to, user instructions, training materials for Material and Software delivered by Supplier to AT&T hereunder.

2.15	EULA

“EULA” means a standard form of end-user license agreement which Supplier or its licensors or original equipment manufacturers require purchasers or licensees of their goods, software, or services to accept as a condition of sale and use of the goods, software, or services in question.

2.16	Intentionally Omitted

2.17	Harmful Code

“Harmful Code” means computer viruses, worms, trap doors, time bombs, undocumented passwords, disabling code (which is created with the intention to render Software unusable until a patch or new password is provided), or any similar mechanism or device. Notwithstanding the above, enabling keys which are provided by Supplier to ensure conformance to product licensing restrictions shall be permitted, however, these enabling keys may not interfere with the proper use of the Software.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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2.18	Information

“Information”, with respect to a Party, means all of such Party’s confidential, proprietary or trade secret information, including discoveries, ideas, concepts, know-how, techniques, processes, procedures, designs, specifications, strategic information, proposals, requests for proposals, proposed products, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, marketing plans, Customer Information, employee personal information, health or financial information, authentication credentials, and other technical, financial or business information, whether disclosed in writing, orally, visually, in tangible or intangible form, including in electronic mail or by other electronic communication and further includes information that such Party obtains from a third party under an obligation of confidentiality.

2.19	Material

“Material” means the products and equipment listed in Appendix A which may be ordered hereunder, including apparatus, components, tools, supplies, Documentation, and hardware which may include system programs (such as operating systems, compilers and utilities that interact with and manage the Material) associated with such Material (sometimes referred to as firmware), or Software, purchased or licensed hereunder by AT&T from Supplier and includes third party material provided or furnished by Supplier under an accepted Order. Material shall be deemed to include any replacement parts which are provided or furnished by Supplier to AT&T under an accepted Order.

2.20	Notice of Completion

“Notice of Completion” means a written document provided by Supplier substantially in the form of Appendix E, which is to be given only when specifically and as required by a Statement of Work, after Supplier has completed the Delivery of the Materials or Services ordered by AT&T, stating that Supplier has completed such Delivery. Supplier’s provision of the Notice of Completion is a representation and warranty that to the best of Supplier’s knowledge the Material and Services have been tested to assure compliance and are delivered in material compliance with the Specifications.

2.21	Order

“Order” means such paper or electronic records as AT&T may send to Supplier for the purpose of ordering Material and Services hereunder which is mutually executed by the Parties. An example Order which is to be used by AT&T is supplied as Appendix J.

2.22	Services

“Services” means any labor or service provided pursuant to this Agreement, an Order or a Statement of Work, including, Supplier’s installation and removal services, Maintenance, training, technical support, repair, and on-site support ancillary to the acquisition of Material, and provision of any Services-related Material, including any related Documentation. For greater certainty, Services excludes consulting and professional services whereby enhancements, modifications or any development activities would occur. No development, enhancements, or modifications shall be requested, performed or paid for under this Agreement. All development, enhancement and modification activities shall be negotiated and performed under a separate written agreement between the Parties.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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“Maintenance” shall mean the then-current standard support and maintenance services that Supplier supplies to its end user customers who purchase such support (either as a part of a subscription pricing or separately) for releases, updates or any fix, patch, restoral and resolution made to Software or any revision made to Documentation, made generally available to Supplier’s customers.

2.23	Software

“Software” means the Standard Software.

2.24	Special Terms and Conditions

“Special Terms and Conditions” means written terms and conditions that are (a) different from or additional to the terms and conditions set forth in this Agreement, or provided in this Agreement (including the Exhibits) as terms that may be specified in an Order, (b) specially negotiated by the Parties in reference to an Order, (c) expressed in an Order or incorporated by reference to a document attached to an Order, such as a scope of work or Statement of Work, and (d) executed by both Parties. For avoidance of doubt, stipulations that Acceptance is subject to inspection and testing after Delivery would have the effect of delaying Acceptance of Material to a time after title to Material would pass to AT&T or Customer and, for that reason, such stipulations are Special Terms and Conditions.

2.25	Specifications

“Specifications” means (i) Supplier’s applicable published specifications and descriptions, including any warranty statements, and (ii) AT&T’s requirements, specifications, and descriptions specified in a Statement of Work, an Order, or an amendment to this Agreement, which shall control over an inconsistency with Supplier’s specifications and descriptions.

2.26	Standard Software

“Standard Software” means (i) the pre-existing and then-current computer programs licensed by Supplier to AT&T and its Customers hereunder and (ii) the computer programs independently developed or licensed by Supplier (either alone or jointly with others) during the term of this Agreement, without use of AT&T’s or its Customers’ Information, which are licensed by Supplier to AT&T and its Customers hereunder and (iii) including, with respect to (i) and (ii), all associated Documentation. Standard Software also includes fixes, upgrades, updates, modifications, revisions, or enhancements to such computer programs delivered to AT&T or its Customers in connection with this Agreement by way of Maintenance, all Documentation supplied together with Standard Software, and all Third-Party Software, freeware, shareware, and open source software provided hereunder.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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2.27	Statement of Work

“Statement of Work” or “SOW” has the meaning specified in the Section, “Statement of Work for Subcontracted Services.”

2.28	Terminate or Termination

“Terminate” means to put an end to this Agreement or any Order, either (a) by one Party, pursuant to law or a provision of this Agreement, otherwise than for a breach of the other Party, or (b) by both Parties, by mutual consent. “Termination” means an exercise of a power to Terminate.

2.29	Third-Party Software

“Third-Party Software” means any Software (i) not developed by Supplier, its agents or contractors under this Agreement or any Order, and (ii) not owned by Supplier or AT&T or an Affiliate of AT&T.

2.30	Work

“Work” means all Material and Services, collectively, that Supplier provides pursuant to this Agreement, an Order or a Statement of Work.

3.0	General Terms

3.1	Affiliate

An Affiliate may transact business under this Agreement and place Orders with Supplier that incorporate the terms and conditions of this Agreement. References to “AT&T” herein (other than in this Section 3.1) are deemed to refer to an Affiliate when an Affiliate places an Order with Supplier under this Agreement, or when AT&T places an Order on behalf of an Affiliate, or when an Affiliate otherwise transacts business with Supplier under this Agreement. An Affiliate is solely responsible for its own obligations, including, but not limited to, all charges incurred in connection with such an Order or transaction. Nothing in this Agreement is to be construed to require AT&T to indemnify Supplier, or otherwise assume responsibility, for any acts or omissions of an Affiliate, nor is anything in this Agreement to be construed to require any Affiliate to indemnify Supplier, or to otherwise assume any responsibility for the acts or omissions of AT&T or any other Affiliate.

3.2	Amendments and Waivers

a.

The Parties may not amend this Agreement or an Order or a Statement of Work except by a written agreement of the Parties that identifies itself as an amendment to this Agreement or such Order or Statement of Work and is signed by both Parties, or as otherwise expressly provided below in this Section. No waiver of any right or condition for the benefit of a Party is effective unless given in writing and signed by the Party waiving such right or condition for its benefit. No failure or delay in exercising any right or remedy under this Agreement or an Order operates as a waiver or estoppel of any right or remedy; unless otherwise expressly specified, no failure or delay in requiring the satisfaction of any

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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condition under this Agreement or an Order operates as a waiver or estoppel of any condition; and no course of dealing between the Parties operates as a waiver or estoppel of any right, remedy, or condition. A waiver on one occasion is effective only in that instance, and only for the purpose for which it is given, and is not to be construed as a waiver on any future occasion or against any Affiliate other than the entity that makes such waiver.

b.	AT&T’s project manager may, at any time, request changes to the scope of Work, which shall be confirmed in writing, and Supplier shall not unreasonably withhold or condition its consent. An equitable adjustment shall be made to the charges if such change to the scope substantially or materially affects the time of performance or the cost of the Work to be performed or supplied. Such cost adjustment shall be as agreed in writing.

3.3	Anticipated Delays in Delivery and Performance

If Supplier becomes aware of any event or circumstance that causes Supplier to anticipate a reasonably certain delay in its performance of its obligations beyond the Delivery Date scheduled in the Order, Supplier shall immediately notify AT&T of the event or circumstance and the length of the anticipated delay. If the events or circumstances causing the anticipated delay are attributable to Supplier and not to any failure of AT&T or its Customer, then AT&T may Cancel the Order after receipt of such notification and expiration of cure period as defined in Section 3.5.a, provided the breach has not been cured during such cure period. If the events or circumstances may be attributable to the fault of AT&T or Customer then the Delivery Date shall be extended to the extent Supplier’s performance was delayed by the fault of AT&T or such Customer. If for any reason AT&T does not Cancel such Order after receipt of a notice under this Section and a failure to cure, then AT&T and Supplier shall negotiate in good faith to modify the Order so as to extend the Delivery Date. If the Parties fail to reach agreement on an extended Delivery Date after negotiating for a reasonable time, or if Supplier fails to meet an extended Delivery Date, AT&T may Cancel the Order.

3.4	Assignment and Delegation

Neither Party may assign, delegate, or otherwise transfer its rights or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, except as follows: without securing the consent either Party may assign this Agreement in whole or in part to any third party that assumes the operation of or otherwise acquires any substantial portion of the business of such Party affected by this Agreement or an Order; and, subject to the written approval of AT&T, Supplier may subcontract its performance in accordance with any subcontracting plan incorporated into this Agreement or any Order (provided, however, without such approval Supplier may subcontract call center support services in support of Services); and, both Parties may assign their respective right to receive money due hereunder, but any assignment of money will be void if (i) the assignor fails to give the non-assigning Party at least thirty (30) days prior written notice, or (ii) the assignment purports to impose upon the non-assigning Party additional costs or obligations in addition to the payment of such money, or (iii) the assignment purports to preclude AT&T from dealing solely and directly with Supplier in all

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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matters pertaining to this Agreement. Any assignment, delegation or transfer for which consent is required hereby and which is made without such consent given in writing will be void. This Agreement binds and benefits both Parties and their permitted successors and assigns.

3.5	Cancellation and Termination

a.	Cancellation

Either Party may Cancel this Agreement or an Order for a material breach of the Agreement or the Order (as relevant) by the other Party, if such breach is not cured within thirty (30) days of written notice of the breach. Notwithstanding anything else herein, neither Party shall Cancel this Agreement nor any Order until such Party has first given the other Party a written notice specifying the breach that justifies Cancellation and an opportunity to cure such breach as required herein. If the breach is one that by its nature could be cured by the Party receiving such notice (no matter how long it might take), neither Party shall Cancel unless such notice includes a written demand for cure of such breach and gives the receiving Party thirty days (or if that is not practical or sufficient given the circumstances a reasonable period not to exceed sixty (60) days for Cancellation of an Order or ninety (90) days for Cancellation of this Agreement) in which to cure such breach. Neither Party is liable to the other Party for detriment resulting purely from a proper Cancellation of the Agreement or any Order.

b.	Termination

Provided it pays the appropriate Termination Charges, AT&T may Terminate this Agreement or any Order as specified below, on written notice to Supplier.

c.	[* * *]

1.	[* * *]

2.	[* * *]

3.	[* * *]

4.	[* * *]

d.	Partial Termination and Partial Cancellation

Whenever law or a provision of this Agreement requires AT&T to Terminate or Cancel any Order, AT&T will Terminate or Cancel such Order either in whole or in part accordingly. If AT&T Terminates or Cancels an Order in part, AT&T shall pay only for such Materials and Services as AT&T Accepts at prices established under the Order or, if there are none, at prices calculated on the basis of such partially Terminated or Canceled Order, and, unless a Termination Charge applies, AT&T has no obligation to pay for such Materials or Services as AT&T does not Accept.

e.	Cancellation of Related Orders

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Whenever law or a provision of this Agreement permits AT&T to Cancel any Order, AT&T may also Cancel such other Orders as related to the same transaction or series of transactions as the Order in question to the extent such other Order is materially and adversely affected by Supplier’s breach.

f.	Further Remedies and Obligations upon Cancellation

Upon Cancellation of an Order by AT&T, Supplier shall: reimburse AT&T for any cost incurred in returning such Materials to Supplier. If AT&T returns or rejects any Material to which title has already passed, title in such Material shall revert to Supplier when Supplier satisfies its refund and reimbursement obligations under the preceding sentences. Supplier bears the risk that such Materials may be lost or damaged in transit.

3.6	Compliance with Laws

Each Party shall comply with all relevant laws in the Territory (including all statutes, ordinances, regulations, orders and codes, whether specifically mentioned elsewhere in this Agreement or not) attendant upon its performance under this Agreement. Supplier shall procure all approvals, bonds, certificates, insurance, inspections, licenses, and permits that such laws require for the performance of this Agreement in the Territory.

3.7	Conflict of Interest

Supplier represents and warrants that no officer, director, employee or agent of AT&T has been or will be employed, retained or paid a fee, or otherwise has received or will receive, any personal compensation or consideration, by or from Supplier or any of Supplier’s officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

3.8	Construction and Interpretation

a.	This Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation. Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret and agree to the particular language of its provisions. Accordingly, the drafting of this Agreement is not to be attributed to either Party.

b.	Article, Section and paragraph headings contained in this Agreement are for reference purposes only and are not to affect the meaning or interpretation of this Agreement. The word “include” in every form means to include without limitation by virtue of enumeration. Whenever this Agreement refers to a consent or approval to be given by either Party, such consent or approval is effective only if given in writing and signed by the Party giving approval or consent. The singular use of words includes the plural and vice versa.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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3.9	Cumulative Remedies

The rights and remedies of the Parties set forth in this Agreement are not exclusive of, but are cumulative to, any rights or remedies now or subsequently existing at law, in equity, by statute or otherwise, except in those cases where this Agreement or an Order specifies that a particular remedy is sole or exclusive, but neither Party may retain the benefit of inconsistent remedies. No single or partial exercise of any right or remedy with respect to one breach of this Agreement or any Order precludes the simultaneous or subsequent exercise of any other right or remedy with respect to the same or a different breach.

3.10	Delivery, Performance and Acceptance.

Notwithstanding anything stated herein, Sections (b), (d) and (e) below relating to Acceptance/Acceptance Testing/ Rejection, etc. shall not be applicable to any Orders for Standard Software or Maintenance. Standard Software and Maintenance Services are deemed “Accepted” upon Delivery:

a.	Unless otherwise agreed in an Order or SOW, Supplier shall deliver all Software electronically. Supplier shall deliver Material that materially conforms to Specifications. If any Materials are shipped, Supplier shall prepay for shipment and ship, based on the lowest published price, by reliable common carrier.

b.	If a Statement of Work provides that Acceptance is subject to inspection and testing after Delivery: Supplier shall provide AT&T a Notice of Completion after Delivery; and AT&T’s Acceptance Test Period shall commence upon (i) AT&T’s receipt of Supplier’s Notice of Completion for Services, or (ii) upon AT&T’s receipt of Material, whichever is earlier.

c.	If Material or Services are not in material compliance with the Specifications at the time of Delivery, AT&T shall so notify Supplier and provide Supplier an opportunity to cause such Material or Service to comply with the Specifications. Supplier shall notify AT&T of its plan to take corrective action within [* * *], and shall thereafter proceed to complete its corrective action as promptly as reasonably possible, in accordance with a plan reasonably acceptable to AT&T. After prompt corrective action, Supplier shall notify AT&T and, if a Notice of Completion was previously provided, Supplier shall provide a new Notice of Completion, and AT&T has the right to start a new Acceptance Test Period.

d.	If the Material and Services successfully complete the Acceptance Tests during the Acceptance Test Period, AT&T will Accept the Material and Services by furnishing the Acceptance Letter to Supplier. If a Statement of Work provides that Acceptance is subject to inspection and testing after Delivery, then Acceptance occurs when AT&T furnishes and Acceptance Letter or when the Acceptance Test Period lapses without any notification from AT&T providing a description and valid objection to the Material or Services (e.g. that the Materials or Services fails to meet the relevant Specifications).

e.	[* * *] Unless otherwise expressly provided in the SOW, in no event does AT&T’s use of Material or Service during the Acceptance Test Period constitute Acceptance, nor is Acceptance to be deemed ever to occur before Supplier completes its Delivery. Payment for Material or Services does not constitute Acceptance of such Materials or Services.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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3.11	Duration of Agreement

a.	This Agreement will continue in effect for a term expiring three (3) years from Effective Date, unless it is Cancelled or Terminated before that date. The Parties may extend the term of this Agreement beyond that date by mutual written agreement.

b.	Any Order in effect on the date when this Agreement expires or is Terminated or Cancelled will continue in effect until such Order either (i) expires by its own terms or (ii) is separately Terminated or Cancelled, prior to its own expiration, as provided in this Agreement. The terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.

3.12	Entire Agreement

This Agreement constitutes the final, complete, and exclusive expression of the Parties’ agreement on the matters contained in this Agreement. All prior written and oral negotiations and agreements, and all contemporaneous oral negotiations and agreements, between the Parties on the matters contained in this Agreement are expressly merged into and superseded by this Agreement. The Parties do not intend that the provisions of this Agreement be explained, supplemented, or qualified through evidence of trade usage or any prior course of dealings or any course of performance under any prior agreement. In entering into this Agreement, neither Party has relied upon any statement, estimate, forecast, projection, representation, warranty, action or agreement of the other Party except for those expressly contained in this Agreement. There are no conditions precedent to the effectiveness of this Agreement other than any expressly stated in this Agreement.

3.13	Force Majeure

a.	A Party is excused from performing its obligations under this Agreement or any Order if, to the extent that, and for so long as:

i.	such Party’s performance is prevented or delayed by an act or event (other than economic hardship, changes in market conditions, insufficiency of funds, or unavailability of equipment and supplies) that is beyond its reasonable control and could not have been prevented or avoided by its exercise of due diligence; and

ii.	such Party gives written notice to the other Party, as soon as practicable under the circumstances, of the act or event that so prevents such Party from performing its obligations.

b.	By way of illustration, and not by limitation, acts or events that may prevent or delay performance (as contemplated by this Section) include: acts of God or the public enemy, acts of civil or military authority, terrorists acts, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, and labor disputes (even if AT&T is involved in the labor dispute).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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c.	If Supplier is the Party whose performance is prevented or delayed, AT&T may elect to:

i.	Terminate, in whole or in part, this Agreement and the affected Order, without any liability to Supplier, other than Termination Charges (unless such performance was prevented or delayed more than thirty (30) days) or

ii.	suspend this Agreement and the affected Order or any part thereof for the duration of the delay;; and resume performance under this Agreement or such Order when Supplier resumes its performance; and (at AT&T’s option) extend any affected Delivery Date or performance date up to the length of time Supplier’s performance was delayed or prevented. If AT&T does not give any written notice, within thirty (30) days after receiving notice under this Section that Supplier’s performance has been delayed or prevented, this option (ii) will be deemed to have been selected.

3.14	Governing Law

The laws of the State of New York (excluding any laws that direct the application of another jurisdiction’s law) govern all matters arising out of or relating to this Agreement and all of the transactions it contemplates, including its validity, interpretation, construction, performance, and enforcement. Uniform Computer Information Transactions Act (UCITA) shall not be applicable to the terms of this Agreement notwithstanding the jurisdiction or law applicable.

3.15	Government Contract Provisions.

The following provisions set forth in this Section 3.15 are Special Terms and Conditions and may apply to the extent specified in an Order, but they shall only apply to the extent an Order specifies that the Order is pertaining to a government contract or contractor:

a.	To the extent that Supplier’s or AT&T’s performance is subject to certain executive orders (including E.O. 11246 and E.O. 13201) and statutes (including Section 503 of the Rehabilitation Act of 1973, as amended; the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; and the Jobs for Veterans Act) pertaining to government contractors, Supplier or AT&T (as relevant) shall:

1.	comply with such executive orders and statutes, and their implementing regulations, as amended from time to time; and

2.	fulfill the obligations of a contractor under the clauses incorporated by this Section.

b.	To the extent the Parties execute an Order pertaining to a government contractor, AT&T shall so specify in an Order. This Section incorporates the following clauses but only to the extent compliance is required under such laws in connection with a Party’s performance hereunder:

1.	“Affirmative Action For Workers With Disabilities” (at 48 CFR §52.222-36);

2.	“Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans” (at 48 CFR §52.222-37);

3.	“Equal Employment Opportunity” (at 48 CFR §52.222-26);

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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4.	“Equal Employment Opportunity Clause” (at 41 CFR §60-1.4(a));

5.	“Equal Opportunity For Special Disabled Veterans And Veterans of the Vietnam Era” (at 41 CFR §60-250.5);

6.	“Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans” (at 41 CFR Sec. 60-300.5);

7.	“Equal Opportunity For Workers With Disabilities” (at 41 CFR §60-741.5);

8.	“Notice Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 29 CFR § 470.2);

9.	“Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 48 CFR §52.222-39);

10.	“Prohibition of Segregated Facilities” (at 48 CFR §52.222-21);

11.	“Small Business Subcontracting Plan” (at 48 CFR §52.219-9); and

12.	“Utilization Of Small Business Concerns” (at 48 CFR §52.219-8).

c.	If an Order is intended to include performance for the benefit of a government contract, the Order will so specify. If an Order includes a statement that performance is intended for a government contract and incorporates additional government contracting provisions, Supplier shall also fulfill the obligations of a contractor or offeror under those additional provisions where specified in such Order.

3.16	Indemnity

a.	Supplier shall indemnify, hold harmless, and defend AT&T, its Affiliates, and their employees (“Indemnified Parties”), in accordance with this Section, against any Loss to the extent resulting from a third party claim (i) of damage to tangible property damage or personal injury caused by Supplier [* * *] (iv) for Supplier’s gross negligence or intentional misconduct; or (v) that is a products liability claim associated with hardware Supplied by Supplier (collectively “Claims”). Supplier’s duty to indemnify, hold harmless, and defend against Loss from any Claims shall not extend to Loss to the extent such Loss is caused by or resulting from (i) the breach of this Agreement by or gross negligence or intentional misconduct of AT&T, an Affiliate, or any other Indemnified Party or (ii) with respect to delivery, performance, maintenance, support or availability of any Material or Services, any obligation, remedy or liability assumed by AT&T or an Affiliate beyond those assumed by Supplier in this Agreement and in the applicable EULA with the applicable Customer.

b.	“Loss” means any liability, loss, claim, demand, suit, cause of action, settlement payment, cost and expense, interest, award, judgment, damages (including punitive damages), liens, fines, fees, penalties, and Litigation Expense resulting from a Claim. “Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including Attorney’s Fees, other professionals’ fees, and disbursements, other than Attorney’s Fees which are to be covered by AT&T as specified in Section d. below. “Attorney’s Fees” include fees paid to independent counsel and not in-house counsel of a Party.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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c.	With respect to any indemnification obligation described in this Agreement (whether in this section or others) the following shall apply: AT&T shall notify Supplier in writing, and with reasonable promptness, of any claim, demand, suit, cause of action or legal proceeding that may give rise to a claim against Supplier for defense or indemnification. If AT&T fails to give notice, Supplier is still obligated to indemnify, hold harmless and defend AT&T, except that Supplier is not liable for any Litigation Expense that AT&T incurs before the time when notice is given or for any Loss to the extent it could have been prevented, avoided or mitigated but for timely notice.

d.	With respect to any indemnification obligation described in this Agreement (whether in this section or others) the following shall apply: Supplier shall be permitted to conduct AT&T’s defense [* * *], at Supplier’s expense, against any claim, demand, suit, cause of action or legal proceeding, whether or not litigation is actually commenced or the allegations are meritorious. AT&T shall assist Supplier, as reasonably requested by Supplier and at Supplier’s expense (excluding the time of in-house AT&T personnel). At its own option and at AT&T’s sole expense, AT&T may employ separate counsel, including in-house counsel, to conduct AT&T’s defense against such a claim. AT&T and Supplier shall cooperate in the defense of any such claim. Supplier may control the defense and settlement of such a claim, but if the settlement of a claim may require AT&T to admit to any wrongdoing, take any action against its interest or pay any fee which is not covered by this indemnity, then Supplier shall not settle such claim without the consent of AT&T, and AT&T shall not unreasonably withhold or delay its consent.

e.	[* * *]

f.	[* * *] Supplier waives any immunity from indemnification that Supplier may hold, by virtue of Supplier’s compliance with its workers’ compensation obligations in any jurisdiction, even if such immunity arises under the constitution or statutes of such jurisdiction (such as, for example, Section 35, Article II, of the Ohio Constitution and Sections 4123.74 and 4123.741 of the Ohio Revised Code).

3.17	Information

a.

In connection with this Agreement, including Supplier’s performance of its obligations hereunder and AT&T’s receipt of Material and Services, either Party may find it beneficial to disclose to the other Party (which may include permitting or enabling the other Party’s access to) certain of its Information. Information of a disclosing Party shall be deemed to be confidential or proprietary only if it is clearly marked or otherwise identified by the disclosing Party as being confidential or proprietary, provided that if it is orally or visually disclosed (including Information conveyed to an answering machine, voice mail box or similar medium), the disclosing Party shall designate it as confidential or

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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proprietary at the time of such disclosure. Notwithstanding the foregoing, a disclosing Party shall not have any such obligation to so mark or identify, or to so designate, Information that the disclosing Party discloses to or is otherwise obtained by the other Party’s employees, contractors, or representatives (x) while located on the disclosing Party’s premises or (y) while accessing the disclosing Party’s systems; any such Information so disclosed shall automatically be deemed to be confidential and proprietary. Additionally, the failure to mark or designate information as being confidential or proprietary will not waive the confidentiality where it is reasonably obvious, under the circumstances surrounding disclosure, that the Information is confidential or proprietary; any such Information so disclosed or obtained shall automatically be deemed to be confidential and proprietary. For greater certainty, Information provided by either Party to the other Party prior to the Effective Date of this Agreement in connection with the subject matter hereof, including any such Information provided under a separate non-disclosure agreement (howsoever denominated) is also subject to the terms of this Agreement. Neither Party shall disclose such Information of the other Party under this Agreement that includes, in any form, any of the following: customer or employee personal information, credit card and credit related information, health or financial information, and/or authentication credentials.

b.	With respect to the Information of the disclosing Party, the receiving Party shall:

1. hold all such Information in confidence with the same degree of care with which it protects its own confidential or proprietary Information, but with no less than reasonably prudent care;

2. restrict disclosure of such Information solely to its employees, contractors, and agents with a need to know such Information, advise such persons of their confidentiality obligations hereunder with respect thereto, and ensure that such persons are bound by obligations of confidentiality reasonably comparable to those imposed in this Agreement;

3. use such Information only as needed to perform its obligations or exercise its rights hereunder (and, if AT&T is the receiving Party, to receive the benefits of the Material and Services provided to the extent necessary to exercise rights granted hereunder) under this Agreement;

4. except as necessary under clause 3.17.b.3, not copy, distribute, or otherwise use any such information or allow anyone else to copy, distribute, or otherwise use such Information; and ensure that any and all copies bear the same notices or legends, if any, as the originals; and

5. upon the disclosing Party’s request, promptly return, or destroy all or any requested portion of the Information, including tangible and electronic copies, notes, summaries, extracts, mail or other communications, and upon written request provide written certification within 15 business days to the disclosing Party that such Information has been returned or destroyed, provided that with respect to archival or back-up copies of Information that reside on the receiving

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Party’s systems, the receiving Party shall be deemed to have complied with its obligations under this clause if it makes reasonable efforts to expunge from such systems, or to permanently render irretrievable, such copies.

c.	Neither Party shall have any obligation to the other Party with respect to Information which:

1. at the time of disclosure was already known to the receiving Party free of any obligation to keep it confidential (as evidenced by the receiving Party’s written records prepared prior to such disclosure);

2. is or becomes publicly known through no wrongful act of the receiving Party (such obligations ceasing at the time such Information becomes publicly known);

3. is lawfully received from a third party, free of any obligation to keep it confidential;

4. is independently developed by the receiving Party or a third party, as evidenced by the receiving Party’s written records, and wherein such development occurred without any direct or indirect use of or access to the Information received from the disclosing Party, or

5. the disclosing Party consents in writing to be free of restriction.

d.	If a receiving Party is required to provide Information of a disclosing Party to any court or government agency pursuant to a written court order, subpoena, regulatory demand, or process of law, the receiving Party must, unless prohibited by applicable law, first provide the disclosing Party with prompt written notice of such requirement and reasonable cooperation to the disclosing Party should it seek reasonable protective arrangements for the production of such Information. The receiving Party will (i) take reasonable steps to limit any such provision of Information to the specific Information required by such court or agency, and (ii) continue to otherwise protect all Information disclosed in response to such order, subpoena, regulation, or process of law.

e.	A receiving Party’s obligations with respect to any particular Information of a disclosing Party shall commence on the Effective Date and remain in effect during the term of the Agreement and extend with regard to all Information, including after the expiration, Termination or Cancellation of this Agreement, for a period of two (2) years. Thereafter, the Parties’ obligations hereunder survive and continue in effect with respect to any Information that is a trade secret under applicable law.

3.18	Infringement

a.	Definitions. For purposes of this section:

i.	“Indemnified Parties” shall mean AT&T and its Affiliates, as well as their employees and Customers, individually or collectively, as the case may be.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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ii.	“Loss” shall mean any claim, demand, suit, cause of action, settlement payment, cost and expense incurred in connection with any Claim, interest awarded, judgment, damages awarded (including punitive damages and increased damages for willful infringement), liens, fines, fees, penalties, and Litigation Expense. “Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including Attorney’s Fees, other professionals’ fees, and disbursements. “Attorney’s Fees” include fees paid to independent counsel and not in-house counsel of a Party.

iii.	For avoidance of doubt, the term “Materials and Services” shall include any portion or functionality of any Material(s) or Service(s).

b.	Obligations.

i.	Supplier shall indemnify, hold harmless, and defend the Indemnified Parties against any Loss to the extent resulting from a third party demand, claim or lawsuit (“Claim”) based on a claim or allegation that:

1.	the Materials or Services, or the use, resale or sublicensing thereof in accordance with the terms and conditions of this Agreement, infringe any patent, copyright, trade mark, service mark, trade secret, or other intellectual property right, in the Territory (including, for avoidance of doubt, direct, contributory and active inducement infringement), including, for example, any Claim of infringement based on:

a.	making, repair, receipt, use, importing, sale or disposal (and offers to do any of the foregoing) of Materials and Services, or

b.	[* * *]

2.	the Materials or Services, or the use, resale or sublicensing thereof in accordance with the terms and conditions of this Agreement, result in misappropriation of any trade secret, proprietary or non-public information;

provided that Supplier shall have no obligation under this paragraph b with respect to any infringement or misappropriation to the extent arising out of (i) any modification to any Materials or Services, not made or consented to by Supplier or its subcontractors, after they are provided by Supplier to AT&T, its Affiliate or Customer, as applicable, and the Claim would not have arisen but for the modification (ii) the failure to use, resell or sublicense the latest version of any Software after such latest version has been made available hereunder and Supplier had notified AT&T that the latest version addressed

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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the potential Claim, (iii) any use, resale or sublicense of any Materials not in accordance with the Documentation or the terms and conditions of this Agreement, and the Claim would not have arisen but for such actions (iv) compliance with written specifications provided by AT&T or any Affiliate or (v) combination of the Materials or Services with products, systems, services, processes or methods not furnished by Supplier, except as expressly provided in Section 1(b) above. Any such Loss referenced in sections 1 or 2 of this paragraph b.i, a “Covered Loss” regardless of whether such Claim is meritorious.

ii.	[* * *]

1.	[* * *]

2.	[* * *]

3.	[* * *]

4.	[* * *]

c.	Continued Use of Materials and Services.

i.	If (i) as a result of a Claim for which Supplier is obligated to indemnify the Indemnified Parties under this paragraph b, the use, resale or sublicensing of the Materials or Services is enjoined, or if the Indemnified Parties’ rights under this Agreement are otherwise materially restricted or diminished, then Supplier shall or (ii) an injunction is sought or is likely (in Supplier’s judgment) to be issued against the Indemnified Parties’ use of Materials and Services, or Material or Services are likely (in Supplier’s judgment) to become the subject of a claim of infringement, then Supplier may, in addition to its other obligations set forth in this Section, in any case at its sole expense and at no cost to the Indemnified Parties or their customers, (x) obtain for the Indemnified Parties the right to continue using or conducting other activities with respect to (as the case may be) the Materials or Services or (y) provide modified or replacement non-infringing Materials or Services that are equally suitable and functionally equivalent while retaining the quality of the original Materials or Services or (z) if neither (x) or (y) is commercially practicable, accept return of the applicable Materials or Services, terminate any rights granted thereto under this Agreement or the applicable EULA, and refund a pro rata portion of any amounts previously paid for perpetual rights to such Materials or Services, as amortized over a three (3) year period from delivery (or, for subscriptions, any amounts previously paid for any remaining unexpired portion of such subscription), and the Indemnified Parties shall cease to use, resell or sublicense the applicable Materials or Services.

d. Elimination of Charges. AT&T has no obligation to pay Supplier any charges under this Agreement for the purchase, use, or maintenance of Materials or Services after such time as the Indemnified Parties cease to use them pursuant to clause (z) of paragraph c.i.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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e. Procedures Relating to Indemnification. The Parties shall follow the procedures and comply with the obligations respecting indemnification provided in the Section entitled “Indemnity”, including paragraph d thereof (except that, with respect to a Combination Claim, paragraph b.ii above shall govern to the extent it conflicts with such paragraph d). In the event of any conflict between this Section 3.18 and the Section entitled “Indemnity”, the provisions of this Section 3.18 shall prevail.

Forbidden Settlements. In no event shall Supplier settle any Combination Claim or other Claim in whole or in part in a manner that would amount to Supplier paying less than its determined Proportionate Share, or that would require AT&T to admit to any wrongdoing, take any action against its interest not required by this Agreement or pay any fee which is not covered by this indemnity.

3.19	Insurance

a.	With respect to Supplier’s performance under this Agreement, and in addition to Supplier’s obligation to indemnify, Supplier shall at its sole cost and expense:

i.	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

1.	at all times during the term of this Agreement and until completion of all Work associated with this Agreement, whichever is later; and

2.	with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later. If a “claims-made” policy is maintained, the retroactive date must precede the commencement of Work under this Agreement;

ii.	[* * *]

iii.	procure the required insurance from an insurance company eligible to do business in the state or states where Work will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Supplier may procure insurance from the state fund of the state where Work is to be performed; and

iv.	deliver to AT&T certificates of insurance stating the types of insurance and policy limits. Supplier shall provide or will endeavor to have the issuing insurance company provide at least thirty (30) days advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T. Supplier shall deliver such certificates:

1.	prior to execution of this Agreement and prior to commencement of any Work;

2.	prior to expiration of any insurance policy required in this Section; and

3.	for any coverage maintained on a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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b.	The Parties agree that:

i.	the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Supplier’s obligation to maintain the insurance required under this Agreement;

ii.	the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Supplier, nor be deemed as a limitation on Supplier’s liability to AT&T in this Agreement;

iii.	Supplier may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

iv.	Supplier is responsible for any deductible or self-insured retention.

c.	The insurance coverage required by this Section includes:

i.	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the Work is to be performed and Employers Liability insurance with limits of at least:

$500,000 for Bodily Injury - each accident

$500,000 for Bodily Injury by disease - policy limits

$500,000 for Bodily Injury by disease - each employee

To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.

In states where Workers’ Compensation insurance is a monopolistic state-run system, Supplier shall add Stop Gap Employers Liability with limits not less than $500,000 each accident or disease.

ii.	Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

$2,000,000 General Aggregate limit

$1,000,000 each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

$1,000,000 each occurrence limit for Personal Injury and Advertising Injury $2,000,000 Products/Completed Operations Aggregate limit

$1,000,000 each occurrence limit for Products/Completed Operations

The Commercial General Liability insurance policy must:

1. include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Supplier shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within sixty (60) days of execution of this Agreement and within sixty (60) days of each Commercial General Liability policy renewal;

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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2. include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

3. be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

iii.	Business Automobile Liability insurance with limits of at least $1,000,000 each accident for bodily Injury and property damage, extending to all owned, hired, and non-owned vehicles.

iv.	Umbrella/Excess Liability insurance with limits of at least $1,000,000 each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

v.	Professional Liability (Errors & Omissions) insurance with limits of at least $1,000,000 each claim or wrongful act.

3.20	Invoicing and Payment

a.	Supplier shall render a correct invoice in duplicate promptly after completing Delivery of all Material or Services required by the Order (unless the Order or an Appendix specifies that Supplier may submit invoices for progress payments prior to Acceptance, as provided below). The invoice must specify in detail (i) quantities of each ordered item, (ii) unit prices of each ordered item, (iii) whether the item is taxable and the amount of tax per item, (iv) item and commodity codes, (v) total amounts for each item, (vi) total amount of applicable sales or use taxes, (vii) discounts, (viii) shipping charges (if any, unless shipment is FOB Origin), (ix) total amount due, and (x) Software right-to-use fees as either “initial operating system license” or “other.” Except as provided in the provision for progress payments, AT&T shall pay Supplier within [* * *] after Acceptance (as determined under the Section entitled “Delivery, Performance and Acceptance”). If AT&T disputes any invoice rendered or amount paid (in good faith with reasonable cause), AT&T shall so notify Supplier. The Parties shall use their best efforts to resolve invoicing and payment disputes expeditiously, and AT&T is not obligated to make any payment against a disputed or incorrect invoice until the dispute is resolved or the error corrected. Invoices received by AT&T more than one (1) year after the Delivery of Material or Services are untimely and AT&T has no obligation to pay such invoices.

b.	Invoices for or including freight charges must be accompanied by legible copies of prepaid freight bills, express receipts or bills of lading supporting the invoice amounts. Such invoices must include (i) carrier’s name, (ii) date of shipment, (iii) number of pieces, (iv) weight, and (v) freight classification.

c.	AT&T may deduct any setoff that it may have against Supplier from amounts due or to become due to Supplier hereunder. Supplier shall pay any amount due to AT&T or its Affiliates hereunder that is not applied against the invoiced amounts within [* * *] after written demand by AT&T.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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d.	If an Order or an Appendix specifies that Supplier may submit invoices for progress payments prior to Acceptance, Supplier is permitted to submit invoices at the end of each month and AT&T shall make progress payments to Supplier [* * *] after receipt of such invoices. Such progress payments are not to exceed ninety percent (90%) of the price of satisfactorily completed Work at the time of billing, as determined by AT&T. Supplier shall earmark and apply such progress payments to expenses incurred for Services or Material used in performance of the Order for AT&T.

3.21	Licenses and Patents.

No license, express or implied, is granted under this Agreement to Supplier for any patent, trademark, copyright, trade secret or any other intellectual property or application therefor which is now or may hereafter be owned by AT&T or its Affiliates.

3.22	Limitation of Damages

NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, EXCEPT FOR LIABILITY ARISING OUT OF [* * *], NEITHER PARTY SHALL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR: (A) AMOUNTS THAT IN THE AGGREGATE ARE IN EXCESS OF THE LIMITATION AMOUNT (AS DEFINED BELOW) OR (B) ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS, LOST REVENUE OR LOST DATA. AS USED IN THIS SECTION, THE “LIMITATION AMOUNT” MEANS [* * *], BUT NOT LESS THAN [* * *].

3.23	Intentionally omitted

3.24	[* * *]

[* * *]

3.25	Non-Exclusive Market

This Agreement does not grant Supplier any right or privilege to provide to AT&T any Material and Services of the type described in or purchased under this Agreement. Except for obligations arising under an Order, this Agreement does not obligate AT&T to purchase or license any such Material or Services. AT&T may contract with other manufacturers and vendors for the procurement or trial of Material and Services comparable to those described in or purchased under this Agreement, and AT&T may itself perform such Services and Supplier may supply and distribute directly and indirectly Material and Services to third parties through other channels.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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3.26	Notices

a.	Each Party giving or making any notice, consent, request, demand, or other communication (each, a “Notice”) pursuant to this Agreement must give the Notice in writing and use one of the following methods, each of which for purposes of this Agreement is a writing: in person; first class mail with postage prepaid; Express Mail, Registered Mail, or Certified Mail (in each case, return receipt requested and postage prepaid); internationally recognized overnight courier (with all fees prepaid); facsimile; or email. If Notice is given by e-mail, it must be confirmed by a copy sent by any one of the other methods. Each Party giving Notice shall address the Notice to the appropriate person (the “Addressee”) at the receiving Party at the address listed below:

Supplier

Mobile Iron, Inc.

815A East Middlefield Road

Mountain View, CA 94043

Sunnyvale, CA 94089

Attn: Legal; ATT Contract Manager

Email Address: [* * *]

Business Number: 408-782-7200

Fax Number: 408-625-7331

AT&T

AT&T

1010 Pine Street, 1-E-108

Saint Louis, MO 63101

Attn: Anthony Cohen

Email Address: [* * *]

Business Number: [* * *]

Fax Number: [* * *]

b.	A Notice is effective only if the Party giving notice has complied with the foregoing requirements of this Section and the Addressee has received the notice. A Notice is deemed to have been received as follows:

1.	If a Notice is delivered by first class mail, five (5) days after deposit in the mail;

2.	If a Notice is furnished in person, or sent by Express Mail, Registered Mail, or Certified Mail, or internationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt;

3.	If a Notice is sent by facsimile, upon receipt, by the Party giving or making the Notice, of an acknowledgment or transmission report generated by the machine from which the facsimile was sent, indicating that the facsimile was sent in its entirety to the Addressee’s facsimile number; and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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4.	If a Notice is sent by e-mail, upon successful transmission to the receiving machine, if such Notice is sent in time to allow it to be accessible by the Addressee before the time allowed for giving such notice expires, and a confirmation copy is sent by one of the other methods.

c.	The addresses and facsimile and telephone numbers to which notices or communications may be given to the Addressees of either Party may be changed by written notice given by such Party to the other pursuant to this Section.

3.27	Order of Precedence

The terms of this Agreement govern all Orders for Materials and Services that AT&T may place with Supplier while this Agreement remains in effect. The Parties may not vary or supplement the terms of this Agreement, in connection with any Order, except by Special Terms and Conditions that both Parties have agreed upon. When Special Terms and Conditions are included in an Order and agreed upon, such take precedence over any inconsistent term of this Agreement, but only with reference to the transaction governed by that Order, and Special Terms and Conditions in an Order have no other force or effect. This Agreement supersedes all other pre-printed or standardized provisions that may otherwise appear in any other paper or electronic record of either Party (such as standards terms on purchase order or other order forms, advance shipping notices, invoices, time sheets, packages, and shrink wrap terms and click wrap terms (except for those referenced herein)).

3.28	Orders

AT&T may order Material and Services by submitting Orders in connection with this Agreement that are substantially in the form of Appendix J, specifying the following information:

1.	A description of the Services and Material, amounts ordered, including any numerical/alphabetical identification referenced in the applicable price list and the device counts;

2.	The Delivery Date;

3.	The applicable price(s);

4.	The location at which the Material is to be Delivered, or the site where Services will be rendered;

5.	The location to which invoices are to be sent for payment;

6.	AT&T’s Order number and Point of Sale information; and

7.	The name of the Affiliate ordering Materials and Services.

8.	The name of the Customer to whom the Materials and Services will be resold or sublicensed.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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3.29	Ownership of Work Product

The Parties agree that Services exclude consulting and professional services whereby enhancements, modifications or any development activities will occur. Therefore, the Parties do not anticipate that Work Product (as defined below) will be developed under this Agreement, and the Parties agree to negotiate a separate agreement should the Parties contemplate that development work will be required. However, the following shall apply in the event Work Product is created and the Parties fail to negotiate a separate agreement:

Excluding Standard Software and the Services performed by Supplier as a part of its general and customary installation and training, and its generally and commercially available Maintenance, ownership and all rights in all custom software, content, developments, inventions or deliverables created pursuant to the Services set forth in an Order that: (i) Supplier has charged AT&T or AT&T has otherwise paid any monies or other value to develop (which, for purposes of clarification, shall not include payment of license fees for Standard Software or fees for Maintenance); or (ii) are created in accordance with written specifications provided by AT&T or its Customer where such specifications describe the implementation (“Work Product”), including all rights in any trademarks, patents, copyrights, data, trade secrets and other intellectual property rights thereto, hereby vests exclusively in AT&T regardless of whether Work Product was created solely by Supplier or jointly by the Parties. Work Product does not include software, content, data, inventions, developments or deliverables to the extent developed by Supplier either: (i) prior to the Effective Date of this Agreement, or (ii) independently of the performance of its obligations under this Agreement where (i) and (ii) are without use of any Information provided by or on behalf of AT&T (“Supplier Materials”). The Parties expressly agree to consider as a “work made for hire” any Work Product which qualifies as such under the laws of the United States or other jurisdictions. To the extent the Work Product does not qualify as a “work made for hire” or where AT&T deems necessary for any other reason, Supplier hereby assigns to AT&T all such right, title and interest in such Work Product, Supplier agrees to provide all reasonable assistance, including providing technical information relating to the Work Product and executing all documents of assignment and other documents (and cause its agents, contractors, subcontractors, employees and others to provide such assistance and information and execute such documents) which AT&T may deem necessary or desirable to perfect its ownership interest in such Work Product, including executing trademark, patent or copyright applications in such Work Product. If the Work Product contains Supplier Materials or any third party materials Supplier or others on its behalf previously or independently developed, Supplier grants to AT&T, or agrees to obtain for AT&T, an unrestricted, perpetual, worldwide, royalty-free license to use, copy, modify, distribute, publicly display, publicly perform, import, manufacture, have made, sell, offer to sell (whether directly or through channels of distribution), exploit and sublicense such materials (and have others do any of the foregoing acts on AT&T’s behalf) solely to the extent they are needed for AT&T to exercise its rights in the Work Product. For the purpose of clarity, where Work Product involves the modification of or additions to the Standard Software, the Work Product shall not be deemed to include or contain Standard Software other than such modifications or additions, but AT&T and its Customers will have the right to use Standard Software that is licensed in accordance with the provisions of this Agreement with such modifications or additions at no additional charge. Any such license shall include AT&T’s right to grant an unrestricted, royalty-free license to its Affiliates for the purposes stated herein. Supplier shall place a copyright or other proprietary notice on the Work Product at AT&T’s request. The Work Product shall constitute AT&T’s Information under this Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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3.30	Price Revision

a.	Supplier’s current price list is attached as Appendix B. Changes to this price list must be preceded by a minimum of [* * *] prior written notice to AT&T unless specified otherwise in the Statement of Work or Order. Orders received by Supplier prior to the effective date of a price increase will be invoiced at the prices in effect at the time the Order is accepted by Supplier. In the event that the list price of any item of Material is decreased, the new lower list price will apply, but only to Material which has not yet been delivered as of the effective date of the list price decrease. Upon request, Supplier will extend the then current list prices for a period of up to [* * *] for outstanding bids or quotes in which AT&T has committed Material, provided AT&T submits to Supplier relevant information regarding such bid(s) or quote(s).

3.31	Publicity

Except as may be expressly permitted under another agreement with AT&T, Supplier shall not use AT&T’s or its Affiliates’ names, trademarks, service marks, designs, logos or symbols (“AT&T Marks”) as trademarks or service marks. Nor shall Supplier use any language or pictures which could in AT&T’s reasonable judgment imply AT&T’s or its Affiliates’ endorsement by AT&T or its Affiliates or any of its or their employees, in any (i) written, electronic, or oral advertising or presentation, or sales meeting, or (ii) brochure, newsletter, book, electronic database, testimonial quotation, thank you letter, reference letter or other communication of whatever nature ((i) and (ii), collectively “Communications”), without AT&T’s prior written consent which may be granted or withheld in its sole discretion. Supplier must submit to AT&T for written approval, prior to publication or other use, all Communications that mention or display AT&T Marks or that contain any symbols, pictures or language from or by which a connection to said AT&T Marks could reasonably be inferred or implied, where such Communications could reasonably imply such endorsement.

3.32	Quality Assurance

a.	In addition to its obligations under the Section entitled “Warranty,” Supplier represents and warrants that:

1.	all processes utilized to produce Material and provide Services are controlled and adequate to Deliver consistent with Specifications and this Agreement;

2.	to the extent subcontractors are used by Supplier to deliver Materials and Services, Supplier has evaluated the process controls of its subcontractors and vendors and has determined that they are adequate to Deliver Materials and Services consistent with Specifications and this Agreement; and

3.	all Material and Services are subjected to the above-mentioned process controls.

For information purposes only, excellent Quality Management System guidance can be found in TL 9000 and ISO 9001. Copies of ISO 9001 may be ordered through the American Society for Quality at 800.248.1946. Copies of TL 9000 Handbooks may be ordered through the QuEST Forum web site at www.tl9000.org. Select the Handbook’ link from the TL 9000 home page, which will direct you to the TL 9000 Handbooks purchase page.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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b.	Throughout the term of this Agreement, Supplier shall periodically evaluate process controls to verify whether each is still adequate to Deliver Material and Services consistent with Specifications and this Agreement. AT&T reserves the right to request a review of such process controls throughout the term of this Agreement.

c.	If Supplier or AT&T, at any time during the term of this Agreement, reasonably determines that the process controls are insufficient to meet the obligations herein, then at no additional charge to AT&T, Supplier shall

1. provide to AT&T a quality plan to remedy such insufficient Quality Process. Such quality plan shall include the following information, in detail:

i. a schedule for achieving an adequate Quality Process; and

ii. the actions that will achieve and remedy such insufficiencies.

2. Should remedy efforts described above fail to address insufficiencies within [* * *] or upon AT&T’s notification to Supplier that remedy efforts are insufficient, whichever is earlier, or within a time period as mutually agreed, Supplier shall engage a third party consultant to perform quality control or quality assurance activities. Supplier shall provide AT&T or AT&T’s agent with notice of such engagement, including the name of the third party consultant, and shall provide AT&T or AT&T’s agent with cooperative assistance to such consultant.

d.	If reasonably requested by AT&T Supplier shall:

1. provide performance measurements periodically that demonstrate compliance with the Specifications and this Agreement.

2. The Parties shall mutually agree upon appropriate performance measurements.

e.	Nothing contained in this Clause, “Quality Assurance,” will diminish Supplier’s obligation to Deliver Material and perform Services in conformance to Supplier’s obligations in this Agreement.

3.33.A Records	and Audits

a.	Supplier shall maintain complete and accurate records, in order for AT&T to verify via AT&T Audits:

1.	the accuracy and integrity of its invoices and AT&T’s payment obligations hereunder;

2.	that the Work charged for was actually performed;

3.	that the Services have been and are being provided in accordance with this Agreement;

4.	the performance of its Subcontractors and agents with respect to any portion of the Services; and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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that Supplier and its Subcontractors and agents are meeting applicable regulatory and legal requirements. For purposes of this Section, “Subcontractors” shall include Subcontractors regardless of their tier.

b. Supplier shall provide and shall require that its Subcontractors and agents provide to AT&T, its auditors (including internal audit staff and external auditors), and governmental authorities, access at all reasonable times and upon reasonable notice to:

1.	Supplier employees and Subcontractor and agent employees providing the Services or any portion thereof; and

2.	the Supplier and Subcontractor records pertaining to the Services specified in Section 3.33A(a).

3.	such financial records relating to the invoices and payment obligations and supporting documentation pertaining to the Services as may be reasonably requested by AT&T and its auditors to enable them to audit the performance of the Services (collectively, “AT&T Audits”). Any external auditors utilized by AT&T for AT&T Audits shall be nationally recognized auditing firms under confidentiality obligations consistent with those stated in this Agreement.

c.	The scope of AT&T Audits shall also include:

1.	supporting information and calculations regarding invoices and compliance with service requirements;

AT&T’s access to the records and other supporting documentation shall include the right to inspect and photocopy Supplier’s documentation and the documentation of its Subcontractors and agents, and the right to retain copies thereof outside of their physical location with appropriate safeguards, If such retention is deemed reasonably necessary by AT&T.

d.	AT&T Audits may be conducted once a year (or more frequently if requested by governmental authorities who regulate AT&T’s business, if required by applicable law or if auditors require follow-up access to complete audit inquiries or if an audit uncovers any problems or deficiencies), upon at least five (5) business days advance notice (unless otherwise mandated by law). Supplier will cooperate, and will ensure that its Subcontractors and agents cooperate, in the AT&T Audits, will make the information reasonably required to conduct the AT&T Audits available on a timely basis.

e.	If, as a result of an AT&T Audit, AT&T determines that Supplier overcharged AT&T, then AT&T will notify Supplier of the amount of such overcharge and Supplier will promptly pay to AT&T the amount of the overcharge along with interest from the date of the overcharge. If any such AT&T Audit reveals an overcharge to AT&T during any 12-month period exceeding [* * *] of all charges in the aggregate paid by AT&T hereunder during such period, then Supplier will reimburse AT&T for the reasonable cost of such AT&T Audit. If, as a result of an AT&T Audit, AT&T determines that Supplier has not performed or has unsatisfactorily performed any obligation under this Agreement, then Supplier will promptly remedy the non-performance or unsatisfactory performance.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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f.	Supplier will maintain and retain the records set forth in Subsection (a) during the term of the Agreement and for three (3) years thereafter (unless a discovery or legal hold request is made with respect to such records, in which case Supplier shall retain such records until AT&T notifies Supplier that such discovery or legal hold request has expired). Upon notification by AT&T of a discovery or legal hold request, Supplier shall reasonably cooperate with such request and immediately preserve any Supplier records covered by such request and, unless Supplier in good faith seeks a protective order, promptly provide such Supplier records requested by AT&T related to the inquiry. If requested by Supplier in connection with any such discovery or legal hold request, AT&T shall seek a protective order for any such materials provided by Supplier or otherwise limit or condition discovery or disclosure.

g.	Except as provided in Subsection (d), all reasonable out-of-pocket costs and expenses incurred by AT&T in connection with an AT&T Audit shall be paid by AT&T. Supplier shall be solely responsible for all costs and expenses incurred by Supplier in connection with its obligations under this Section.

h.	Supplier shall contractually require all Subcontractors and agents who perform any part of the Services to comply with the applicable provisions of this Section.

3.33.B Resale	of Material and Services

Subject to the terms and conditions of this Agreement, Supplier shall sell or license to AT&T, as applicable, the Material and Services set forth in Appendix A during the Term of this Agreement. Supplier hereby grants AT&T the right and license to resell or sublicense (pursuant to the terms of Supplier’s EULA), as applicable, such Material, (which may include Standard Software) and Services that are provided by Supplier or any Approved Source to AT&T Customers under this Agreement.

Any Standard Software delivered by Supplier to AT&T hereunder, Is licensed and not sold.

To the extent Standard Software is provided hereunder, AT&T’s (and its Affiliates) right and license to resell or sublicense, as applicable, such Material and Services only grants to AT&T (and its Affiliates) a license to resell or sublicense such Standard Software as expressly permitted hereunder and to permit delivery of Standard Software to Customers only subject to Supplier’s then current EULA and Supplier does not transfer any other right, title or interest in any such Standard Software, as defined herein, to AT&T, Affiliates or any Customer. Supplier’s EULA shall be provided to each Customer in connection with the resale and delivery of Standard Software. Except as expressly granted herein or under a EULA, Supplier and its licensors retain all right, title and interest relating to the Standard Software. AT&T, Affiliates and its or their Customers are not entitled to receive any source code or source documentation relating to Standard Software. AT&T and Affiliates shall not (and shall not grant any third party the right to): [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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AT&T shall not grant rights to Standard Software to Customers which are beyond the features/functionality licensed, device count licensed, the term licensed and/or beyond any other limitation specified in the relevant Order or this Agreement.

3.34	Severability

If any provision of this Agreement or any Order or Statement of Work is determined to be invalid, illegal, or unenforceable, the Parties agree the remaining provisions of this Agreement or such Order or Statement of Work shall remain in full force if both the economic and legal substance of the transactions contemplated by this Agreement or such Order or Statement of Work are not affected in any manner that is materially adverse to either Party by severing the provision determined to be invalid, illegal, or unenforceable.

3.35	Survival of Obligations

Obligations and rights under this Agreement, an Order or Statement of Work, which by their nature would reasonably continue beyond the Termination, Cancellation or expiration of this Agreement, an Order or Statement of Work (including those in the Sections entitled “Compliance with Laws,” “Information,” “Indemnity,” “Infringement,” “Insurance,” “ Licenses and Patents,” “Ownership of Work Product,” “Publicity,” “Resale of Material and Services” and “Warranty”) will survive the Termination, Cancellation or expiration of this Agreement or such Order.

3.36	Taxes

a.	Supplier shall invoice AT&T the amount of any federal excise taxes and state and local sales taxes imposed upon the sale or license of Material and provision of Services under this Agreement. All such taxes must be stated as separate items on a timely invoice listing the taxing jurisdiction imposing the tax. Installation, labor and other non-taxable charges must be separately stated. AT&T shall pay all applicable taxes to Supplier that are stated on and at the time the Material or Services invoice is submitted by Supplier. Supplier shall remit taxes to the appropriate taxing authorities. Supplier shall honor tax exemption certificates, and other appropriate documents, which AT&T may submit, pursuant to relevant tax provisions of the taxing jurisdiction providing the exemption.

b.	Supplier shall pay any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of Supplier, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by Supplier.

c.

Upon AT&T’s request, the Parties shall consult with respect to the basis and rates upon which Supplier shall pay any taxes or fees for which AT&T is obligated to reimburse Supplier under this Agreement. If AT&T determines that in its opinion any such taxes or fees are not payable, or should be paid on a basis less than the full price or at rates less than the full tax rate, AT&T shall notify Supplier in writing of such determinations, Supplier shall make payment in accordance with such determinations, and AT&T shall be responsible for such determinations. If

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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collection is sought by the taxing authority for a greater amount of taxes than that so determined by AT&T, Supplier shall promptly notify AT&T. If AT&T desires to contest such collection, AT&T shall promptly notify Supplier. Supplier shall cooperate with AT&T in contesting such determination, but AT&T shall be responsible and shall reimburse Supplier for any tax, interest, or penalty in excess of AT&T’s determination.

d.	If AT&T reasonably determines that it has reimbursed Supplier for any taxes in excess of the amount that AT&T is obligated to reimburse Supplier, AT&T and Supplier shall consult to determine the appropriate method of recovery of such excess reimbursements. Supplier shall credit any excess reimbursements against tax reimbursements or other payments due from AT&T if and to the extent Supplier can make corresponding adjustments to its payments to the relevant tax authority. At AT&T’s request, Supplier shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to AT&T all such refunds and interest received.

e.	If any taxing authority advises Supplier that it intends to audit Supplier with respect to any taxes for which AT&T is obligated to reimburse Supplier under this Agreement, Supplier shall (i) promptly so notify AT&T, (ii) afford AT&T an opportunity to participate on an equal basis with Supplier in such audit with respect to such taxes and (iii) keep AT&T fully informed as to the progress of such audit. Each Party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, interest or penalty resulting from such audit is to be determined in accordance with the applicable provisions of this Taxes Section. Supplier’s failure to comply with the notification requirements of this Taxes Section will relieve AT&T of its responsibility to reimburse Supplier for taxes only if Supplier’s failure materially prejudiced AT&T’s ability to contest imposition or assessment of those taxes.

f.	In addition to its rights under Subsections c., d., and e. above with respect to any tax or tax controversy covered by this Taxes Section, AT&T is entitled to contest, pursuant to applicable law and tariffs, and at its own expense, any tax previously invoiced that it is ultimately obligated to pay. AT&T is entitled to the benefit of any refund or recovery of amounts that it has previously paid resulting from such a contest. Supplier shall cooperate in any such contest, but AT&T shall pay all costs and expenses incurred in obtaining a refund or credit for AT&T.

g.	If either Party is audited by a taxing authority or other governmental entity in connection with taxes under this Taxes Section, the other Party shall reasonably cooperate with the Party being audited in order to respond to any audit inquiries in an appropriate and timely manner, so that the audit and any resulting controversy may be resolved expeditiously.

h.

AT&T and Supplier shall reasonably cooperate with each other with respect to any tax planning to minimize taxes. The degree of cooperation contemplated by this section is to enable any resulting tax planning to be implemented and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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includes, but is not limited to: Supplier delivering the Software at a location selected by AT&T provided it is within the Territory, and Supplier Delivering all of the Software in electronic form. AT&T shall bear all reasonable external (paid to third parties), additional expenses incurred by Supplier to comply with the provisions of this subsection, but AT&T’s advance written consent is required whenever these expenses for any Software item or update are expected to exceed [* * *] or [* * *] of the cost of the item or update, whichever is less. Supplier’s cooperation is not an agreement with, or guarantee of, the taxability or non-taxability of the transaction.

3.37	Third Party Administrative Services

Supplier acknowledges that a third party administrator will perform certain administrative functions for AT&T in relation to this Agreement. Such administrative functions may include:

a.	Collecting and verifying certificates of insurance;

b.	Providing financial analysis;

c.	If applicable, verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises”; and

d.	Collecting and verifying Supplier profile information.

Supplier shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may request. Further, notwithstanding any other provision of this Agreement, Supplier agrees that AT&T may provide any information regarding Supplier to such third party administrator. Supplier agrees to pay the third party administrator an annual fee for the performance of these administrative functions, which annual fee shall not exceed [* * *] and a one time set-up fee of [* * *].

3.38	Title and Risk of Loss

Title to Material purchased, but not to Material licensed, passes to AT&T and/or its Customer when possession of the Material passes from Supplier or its intermediary to the carrier. Risk of losses passes to AT&T when possession of Material passes from the carrier at the destination. If this Agreement or an Order calls for Supplier to perform additional Services at destination (such as installation, configuration, or modification), then Supplier assumes and shall assume the risk of loss and damage to the Material resulting from and during the performance of such additional Services.

3.39	Intentionally Omitted

3.40	Warranty

a.

Maintenance: Standard Software and Maintenance Services: AT&T will make no warranty, guarantee, or representation, whether written or oral, on Supplier’s behalf beyond Supplier’s then current standard End User warranty for such Software and Maintenance Services which Supplier provides directly to the Customers as described in the relevant EULA which governs. Warranties on

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Standard Software and Maintenance Services will flow directly from Supplier to Customer and AT&T will not be a party to any such EULA or Standard Maintenance Services agreements.

b.	Standard Software: For a period of [* * *], Supplier warrants that such Software substantially conforms to Specifications. AT&T’s sole and exclusive remedy under this limited warranty will be, for Supplier to, repair or replace nonconforming Software, or if repair or replacement is not possible, to refund the fees paid by AT&T for such non-conforming Software.

c.	Services: For a period of [* * *], Supplier warrants to AT&T that any Services provided hereunder will be performed in professional manner, in material compliance with the Specifications to AT&T’s or its Customer’s reasonable satisfaction, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in Supplier’s profession or industry. If Supplier fails to meet applicable professional standards, Supplier will, without additional compensation, promptly correct or revise any errors or deficiencies in the Services furnished hereunder.

d.	Material: For a period of [* * *], Supplier warrants that such Material will be free from defects in material and workmanship under normal use. AT&T’s sole and exclusive remedy and the entire liability of Supplier under the forgoing limited warranty is that Supplier or its service center will repair the Material or if repair is not possible, replace the Material within the warranty period and according to the replacement process described in the Warranty Card (if any), or if no Warranty Card, as described in the Maintenance Agreement (Appendix R3) (the “RMA Procedures”). Supplier replacement parts used in Hardware replacement may be new or reconditioned or refurbished. Supplier’s obligations hereunder are conditioned upon the return of affected Hardware in accordance with Supplier’s or its service center’s then-current RMA Procedures.

e.	Supplier represents and warrants that:

1.	As of the Effective Date of this Agreement, there are no actions, suits, or proceedings, pending or to Supplier’s knowledge threatened, which will have a material adverse effect on its ability to fulfill its obligations under this Agreement;

2.	Supplier will immediately notify AT&T if, during the term of this Agreement, Supplier becomes aware of any action, suit or proceeding, pending or threatened, which may have a material adverse effect on Supplier’s ability to fulfill the obligations under this Agreement or any Order;

3.	Supplier has all necessary skills, rights, financial resources and authority to enter into this Agreement and related Orders, including the authority to provide or license the Material or Services if Supplier does not solely own all intellectual property rights in such Material or Services;

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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4.	[* * *]

5.	As of the Effective Date of the Statement of Work or Order, no consent, approval or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement or any Order;

6.	The Material and Software will be provided free of any lien or encumbrance of any kind (other than restrictions expressly set forth herein);

7.	Supplier will be fully responsible and liable for all acts, omissions and Work performed by any of its representatives, including any subcontractor;

8.	All representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement and any Order; and,

f.	[* * *]

g.	Supplier warrants that all Material provided to AT&T hereunder shall be tested prior to Delivery to determine compliance with the Specifications, and [* * *]. Testing will include reasonable regression and interaction testing and load, unit, and integration testing when applicable.

h.	All warranties will survive for the specific term indicated and shall survive inspection, Acceptance, payment and use.

i.	If at any time during the warranty period for Material or Services AT&T or its customer believes there is a breach of any warranty, AT&T or its customer will notify Supplier setting forth the nature of such claimed breach. Supplier shall promptly investigate such claimed breach and shall either (1) provide information satisfactory to AT&T that no breach of warranty in fact occurred or (ii) at no additional charge to AT&T, promptly take such action as may be required to correct such breach. If the required corrective action is to re-perform the Services and/or repair the Material, and if Supplier fails or refuses to make such repairs and/or re-perform such Services, then, in addition to any remedies, Supplier shall provide a full refund of any amounts paid for such Material and Services.

j.	If a breach of warranty has not been corrected within [* * *], AT&T may Cancel the applicable Order.

k.	The warranties extended to AT&T are in addition to any warranty extended directly to AT&T’s customer in the section entitled “Supplier’s EULA, Warranty Statement, and Maintenance Agreement” AT&T’s Customer may also enforce warranties as provided in that Section.

l.	WITHOUT LIMITING ANY SUPPLIER OBLIGATION SET FORTH HEREIN, EXCEPT AS SPECIFIED IN THIS AGREEMENT OR AN ORDER, WITH RESPECT TO WORK PROVIDED HEREUNDER BY SUPPLIER, ALL

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW AND ARE EXPRESSLY DISCLAIMED BY SUPPLIER.

4.0	Special Terms

4.1	Restricted Activities

a.	Supplier represents and warrants that none of the Services performed by Supplier, its subcontractors, and each of their employees and/or temporary workers, contractors, vendors and/or agents who perform Services for, on behalf of, and/or through AT&T (for the purpose of this clause “Supplier”) under this Agreement involves, nor shall involve any of the following activities:

1.	The collection, storage, handling, or disposal of AT&T Information;

2.	Supplier-offered or -supported AT&T branded services using non-AT&T network and any systems, applications, and network elements, and the information stored, transmitted, or processed with these resources in conjunction with supporting AT&T and/or used by Supplier in fulfillment of its obligations under this Agreement (“Information Resources”);

3.	Connectivity to AT&T non-public networks and Information Resources;

4.	Custom software development or software implementation; or

5.	Website hosting and development for AT&T and/or AT&T’s customers.

b.	Supplier shall indemnify and hold AT&T harmless for any and all of Supplier’s breach of this clause. Additionally, any breach of this clause shall be deemed a material breach of the Agreement.

4.2	Background Checks:

Notwithstanding anything else stated below, the following section shall apply only to the extent an Order requires that Supplier perform Services on AT&T or Customer physical premises:

a.	Supplier, with respect to the following requirements in this Section (collectively, “Background Checks”) and subject to any federal, state, or local laws, rules or regulations which may limit any Supplier action otherwise required by this section, (i) shall make commercially reasonable and legally permitted efforts, including checking the background, verifying the personal information [* * *] determine and verify all information necessary to represent and warrant to AT&T that no Supplier employee, [* * *] (“Supplier Person”) who Supplier proposes to have perform any Service that permits physical access to AT&T ‘s or its Customer’s premises (“Access”) at any time during the Term, [* * *] Supplier shall comply with the obligations of subsections (b) and (c) above through the use of a third party service which shall perform a review of applicable records [* * *] unless a shorter period is required by any federal, state, or local law; all compliance with this section shall be reimbursable and expenses to be covered by AT&T and/or the Customer.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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b.	Supplier acknowledges and agrees that it is Supplier’s sole and exclusive responsibility to determine whether a Supplier Person with a Conviction should be denied Access during the Term under the terms of this Agreement and in compliance with all federal, state, and local laws, unless an exception is granted by AT&T under paragraph e of this Section,

c.	Supplier represents and warrants to AT&T that, to the best of its knowledge, no Supplier Person has (i) falsified any of his or her Identification Credentials, or (ii) failed to disclose any material information in the hiring process relevant to the performance of any Service. Supplier shall not knowingly permit any Supplier Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.

d.	The following definitions apply:

•	“Identification Credentials” includes, with respect to each Supplier Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

[* * *]

e.	The failure of Supplier to comply with the requirements of this Section, and/or if any Person who fails such Background Check or who, to Supplier’s knowledge, has falsified Identification Credentials does perform any Service that permits such Access, shall each be considered a material breach of this Agreement. Notwithstanding any of the foregoing, exceptions for individual Supplier Persons may be granted by AT&T on a case-by-case basis.

4.3	Change Notices.

Notwithstanding the forgoing, the term “Material” as used in this section 4.3 shall specifically exclude any Standard Software:

a.	Supplier agrees to notify AT&T, in advance, of any change to be made in the Material furnished in accordance with the Specifications, Software related Documentation and/or Documentation that would materially and adversely impact upon either reliability or the form, fit or function of the Material.

b.	In order for AT&T to review such Material changes, a minimum of [* * *] advance notice before installation in any AT&T Customer location will be required except for those cases where an extremely unsatisfactory condition requires immediate remedial action. The final classification of any Material change proposed by Supplier will be by mutual agreement between Supplier and AT&T.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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c.	In the event that AT&T and Supplier fail to reach agreement on any such change in Material proposed by Supplier, AT&T will have the right, without penalty, to Terminate any or all unfulfilled Orders for Material affected by such change(s) proposed or issued by Supplier.

4.4	Continuing Availability

a.	[* * *]

b.	With respect to any Material that is hardware, if Supplier fails or is unable to supply such spare parts or obtain another source of supply for AT&T, then such inability shall be considered noncompliance with this Section and, in addition to whatever other rights and remedies AT&T may have at law or in equity, Supplier shall be obligated to provide AT&T, without obligation or charge, the “technical information” or any other rights required so that AT&T can obtain such spare parts from other sources.

c.	The “technical information” includes, by example and not by way of limitation:

1.	manufacturing drawings and Specifications of all Material;

2.	manufacturing drawings and Specifications covering special tooling, raw materials, component parts, and the operation thereof;

3.	a detailed list of all commercially available parts and components purchased by Supplier, disclosing the part number, name, and location of the Supplier and price lists for the purchase.

d.	Supplier shall provide AT&T advance written notification no later than [* * *] prior to the discontinuance of the manufacture or the provision of any Material or Service,

e.	[* * *]

1.	[* * *]

2.	[* * *]

3.	[* * *]

4.5	Customer - Information

a.	As between Supplier and AT&T, title to all Customer Information and customer proprietary network information (“CPNI”) (as that term is defined in Section 222 of the Communications Act of 1934, 47 U.S.C. 222, as amended (“Section 222”)) shall be in AT&T. Except as otherwise provided herein, no license or rights to any Customer Information are granted to Supplier hereunder. For clarity, Customer Information specifically excludes any information learned by Supplier from other means (outside of AT&T’s or its Affiliates’ disclosure).

b.	Supplier acknowledges that Customer Information received may be subject to certain privacy laws and regulations and requirements, including requirements of

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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AT&T provided to Supplier. Supplier shall consider Customer Information to be private, sensitive and confidential. Accordingly, with respect to Customer Information, Supplier shall comply with all applicable privacy laws and regulations and such requirements, including, but not limited to, the CPNI restrictions contained in Section 222. Accordingly, Supplier shall:

a.	not use any CPNI to market or otherwise sell products to AT&T’s customers, except to the extent necessary for the provision of the Materials or performance of Services for AT&T or as otherwise approved or authorized by AT&T in this Agreement or in writing;

b.	make no disclosure of Customer Information to any party other than AT&T or the applicable Customer, except to the extent necessary for the provision of the Materials or performance of Services for AT&T or the applicable Customer or except such disclosure required under force of law; provided that Supplier shall provide AT&T with notice immediately upon receipt of any legal request or demand by a judicial, regulatory or other authority or third party to disclose or produce Customer Information; Supplier shall furnish only that portion of the Customer Information that Is legally required to furnish and shall provide reasonable cooperation to AT&T should AT&T exercise efforts to obtain a protective order or other confidential treatment with respect to such Customer Information;

c.	use reasonable measures, such as flagging, to identify AT&T’s Customer Information when Supplier incorporates any of AT&T’s Customer Information into any database other than a database maintained exclusively for the storage of AT&T’s Customer Information;

d.	not incorporate any data from any of Supplier’s other customers, including Affiliates of AT&T, into AT&T’s customer database;

e.	make no use whatsoever of any Customer Information for any purpose except to provide the Materials and Services in compliance with the terms of this Agreement;

f.	make no sale, license or lease of Customer Information to any other party;

g.	restrict access to Customer Information to only those employees of Supplier that require access in order to provide the Materials or perform Services under this Agreement;

h.	prohibit and restrict access or use of Customer Information by any of Supplier’s other customers, Supplier’s Affiliates, or third parties except as may be agreed otherwise by AT&T or the applicable Customer;

i.	promptly return all Customer Information to AT&T upon expiration, Termination or Cancellation of this Agreement or applicable schedule or Order, unless expressly agreed or instructed otherwise by AT&T; and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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j.	immediately notify AT&T upon Supplier’s awareness of (i) any breach of the above-referenced provisions, (ii) any disclosure (inadvertent or otherwise) of Customer Information to any third party not expressly permitted herein to receive or have access to such Customer Information, or (iii) a breach of, or other security incident involving, Supplier’s systems or network that could cause or permit access to Customer Information inconsistent with the above-referenced provisions, and such notice shall include the details of the breach, disclosure or security incident. Supplier shall fully cooperate with AT&T in determining, as may be necessary or appropriate, actions that need to be taken including, but not limited to, the full scope of the breach, disclosure or security incident, corrective steps to be taken by Supplier, the nature and content of any customer notifications, law enforcement Involvement, or news/press/media contact etc., and, except as may be required by any law, rule or regulation, Supplier shall not communicate directly with any AT&T customer concerning the foregoing without AT&T’s consent, which such consent shall not be unreasonably withheld.

k.	For the avoidance of any doubt, as between AT&T and Supplier, Customer Information is the information of AT&T, the forgoing is not intended to prevent Supplier from performing its obligations in connection with this Agreement or the EULA or Customer’s use of Standard Software.

l.	Notwithstanding this Section or any other provision of this Agreement, including Section 3.17 (“Information”), Supplier may retain, use and disclose aggregate customer data, where no personally identifiable information of any Customer or its employees or agents is contained in or may be derived from such aggregate customer data, and such data is not disclosed in any way that could identify such data as relating solely to AT&T’s Customers hereunder or Services performed for AT&T.

4.6	Dispute Resolution

a.

If the Parties are unable promptly to resolve a dispute informally or by mediation, then, except for a breach (or alleged breach) of the obligations set forth in the sections entitled “Information”, “Ownership of Work Product”, “Publicity”, and “Infringement”, and without limiting either Party’s right to seek appropriate injunctive relief, the Party alleging a material breach (the “Moving Party”) may initiate arbitration by providing the other Party written notice of its intent to arbitrate. If the Parties are unable to agree upon an arbitrator within three (3) business days of the Moving Party’s written notice to arbitrate, the Moving Party may request the American Arbitration Association (“AAA”) to appoint an arbitrator. The AAA shall select an arbitrator who can promptly proceed with and strive to conclude the arbitration as specified herein. If a dispute is submitted to an arbitrator, it shall be finally resolved through binding arbitration in Dallas, Texas, according to the Commercial Arbitration Rules of the AAA, except as modified herein. The award rendered by the arbitrator shall be final and binding on the Parties and shall be deemed enforceable in any court having jurisdiction

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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thereof. The arbitration shall be heard by a single arbitrator who shall by training, education, or experience have knowledge of the general subject matter of this Agreement. The arbitrator shall have only the power to award damages, injunctive relief and other remedies to the extent the same would be available in a court of law having jurisdiction of the matter, except that the arbitrator shall not have the power to vary the provisions of this Agreement. The arbitrator shall promptly commence the arbitration proceeding with the intent to conclude the proceedings and issue a written decision stating in reasonable detail the basis for the award, which must be supported by law and substantial evidence, as promptly as the circumstances demand and permit, but generally no later than ten (10) weeks after the arbitrator’s appointment. Each Party acknowledges that it is giving up judicial rights to a jury trial, discovery and most grounds for appeal under the foregoing provision.

b.	The prevailing Party shall be entitled to recover from the non-prevailing Party the reasonable attorneys’ fees, expenses and costs incurred by the prevailing Party in any arbitration.

c.	No provision of this Section shall limit the right of any Party to exercise its rights of setoff. The exercise of a remedy does not waive the right of either Party to resort to arbitration.

d.	During dispute resolution proceedings, including arbitration, the Parties shall continue to perform their obligations under this Agreement, except for those obligations directly related to the dispute at issue.

4.7	Intentionally Left Blank

4.8	Independent Contractor

Supplier hereby represents and warrants to AT&T that:

a.	Supplier is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of AT&T;

b.	Supplier’s personnel performing Services shall be considered solely the employees of Supplier and not employees or agents of AT&T;

c.	Supplier has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

d.

Supplier is solely responsible for all matters relating to compensation and benefits for all of Supplier’s personnel who perform Services. This responsibility includes (i) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (ii) all matters relating to

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, social security and Medicare tax laws, and all other payroll tax laws or similar laws with respect to all Supplier personnel providing Services;

e.	Supplier shall indemnify, hold harmless and defend AT&T from all Losses related to Supplier’s failure to comply with the immediately preceding paragraph in accordance with the Section entitled “Indemnity.”

4.9	Insignia

a.	Upon agreement in an Order, certain of AT&T’s trademarks, trade names, insignia, symbols, decorative designs, or other similar items (hereinafter “Insignia”), shall be properly affixed by Supplier to the Material (other than Standard Software) furnished at no additional cost to AT&T, except as provided in the Order. Such Insignia shall not be affixed, used, or otherwise displayed on the Material without AT&T’s written approval. The manner in which such Insignia will be affixed must be approved in writing by AT&T.

b.	Supplier agrees to remove, at no additional cost to AT&T, all Insignia from Material not meeting AT&T’s requirements. Supplier agrees to indemnify, hold harmless and defend AT&T from any Loss in connection with Supplier’s failure to remove such Insignia in accordance with the Section entitled “Indemnity.” This Section will in no way alter or modify Supplier’s obligations under this Agreement regarding protection of AT&T’s confidential Information.

4.10	Maintenance Resale

Where Maintenance Services are resold by AT&T as indicated in an Order, they shall be supplied in accordance with Supplier’s then-current terms for Maintenance Services, the current terms of which are attached as Appendix R3. Supplier shall provide AT&T [* * *] written notice before renewal period with any changes to the terms of the then-current Maintenance Services. Supplier’s Maintenance fee shall be that specified in the applicable Order. AT&T may Terminate any such Maintenance Services (purchased separately and not as a part of a subscription license) upon [* * *] notice to Supplier. if AT&T terminates any Maintenance Services, any Maintenance Services charges that AT&T has paid in advance shall be promptly refunded to AT&T on a prorated basis.

4.11	Monthly Order & Shipment Reports

During the term hereof, Supplier agrees to render monthly Order and shipment reports. The report shall be in a form similar to Appendix T that indicates the total dollars paid to Supplier by AT&T for the applicable month, and any additional information so required by AT&T. Supplier shall provide the report on or before the fifteenth (15th) working day of the succeeding month, and shall mail the report to AT&T at the address specified in the Section, Notices.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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4.12	Part 68 Compliance

To the extent Material is to be furnished by Supplier that requires compliance with Part 68 of the FCC Rules and Regulations as indicated in an Order under the Special Terms and Conditions, the following section shall apply:

When Material furnished under this Agreement is subject to Part 68 of the Federal Communications Commission’s Rules and Regulations (“FCC Rules and Regulations”) as may from time to time be amended, Supplier warrants that such Material complies with Part 68 of such FCC Rules and Regulations, including, but not limited to, all labeling and customer instruction requirements, as well as conformity to technical criteria. Supplier agrees to indemnify and hold AT&T harmless from and against any liability in connection with Supplier’s noncompliance with Part 68 of the FCC Rules and Regulations, including Supplier’s failure to submit its product for certification of technical conformity. Supplier shall, at its expense, defend AT&T, at AT&T’s request, against such liability; provided, however, that Supplier shall (i) keep AT&T fully informed as to the progress of such defense, and (ii) afford AT&T, at its own expense, an opportunity to participate on an equal basis with Supplier in such defense.

4.13	Plant and Work Rules

Supplier will ensure that its employees and agents will, while on the premises of AT&T or any Customer premises, while performing subcontracted Services under this agreement for AT&T, perform such Services in conformance with all AT&T rules and policies (including its “Code of Business Conduct”, a copy of which is available upon request, which prohibits the possession of any weapon or implement which might be used as a weapon on AT&T properties) and the rules and policies of the applicable Customer with whom AT&T is the prime contractor, as previously provided to Supplier. AT&T will have the right to have the Supplier personnel removed and replace Supplier Personnel who in AT&T’s opinion are not conforming to AT&T’s or its Customer’s rules or policies. In addition, Supplier agrees that, where required by government regulations, it will submit satisfactory clearance from the U. S. Department of Defense and/or other federal or state authorities concerned.

4.14	Radio Frequency Energy Standards

a.	Where relevant, Material furnished in connection with this Agreement will comply with the requirements of Telcordia Technologies, Inc. document GR-1089-CORE, Issue 2, Part 3, Electromagnetic Interference, issued February 1999, as may be amended from time to time, including, but not limited to, those Sections concerning the labeling of such Material and the suppression of radio frequency and electromagnetic radiation to specified levels. Should the Material generate harmful interference to radio communications, Supplier shall promptly provide to AT&T information relating to methods of suppressing such interference. In the event such interference, in AT&T’s judgment, cannot reasonably be suppressed, then AT&T may return the Material and obtain a full refund of the price paid for such Material.

b.	Nothing in this Section shall be deemed to diminish or otherwise limit Supplier’s obligations or AT&T’s rights, including those specified in the Warranty Section of this Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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4.15	Reimbursable Expenses

AT&T is not responsible for any travel, meal or other business related expense incurred by Supplier whether or not incurred in its performance of its obligations under this Agreement, unless reimbursement of expenses is expressly authorized in this Agreement or an Order or SOW pursuant to this Agreement. If reimbursement of expenses is so authorized, in order to be reimbursable, each and every such expense must comply with the requirements of AT&T’s Vendor Expense Policy attached hereto and incorporated herein as Appendix Z. Supplier must provide in a timely manner receipts and other documentation as required by the Vendor Expense Policy and such additional documentation or information requested by AT&T to substantiate expenses submitted by Supplier for reimbursement.

4.16	Shipping and Packing

a.	Unless the Parties otherwise agree, all Material shipped shall be packed and marked by Supplier at no additional charge to AT&T and in accordance with all laws and regulations, transportation industry standards, the requirements specified in Subsection b., and the applicable Order. Software shall be electronically delivered to the Customer directly unless specified otherwise in the applicable Order

b.	With respect to Material that is to be shipped and not electronically delivered, Supplier shall (i) when practical ship Orders complete, provided Supplier may ship Material in partial shipments with prior approval of AT&T; (ii) ship to the destination in the Order; (iii) comply with AT&T’s shipping instructions specified in the Order; (iv) enclose a packing memorandum with each shipment and, when more than one package Is shipped, identify the package containing such packing memorandum; (v) mark AT&T’s Order number and product on all packages, shipping papers and subordinate documents; (vi) list basic unit and part number when required by AT&T in the Order; (vii) if applicable, consolidate multiple Orders as one shipment and (viii) provide and state on the bill of lading the number of pieces, weight, freight classification, and carrier’s tariff reference number for each individual Order.

4.17	Statement of Work for Subcontracted Services.

The following section shall NOT apply to orders for Standard Software or Maintenance Services: At any time during the term of this Agreement, AT&T may request Supplier to submit a bid to act as a subcontractor to provide Work that is not contemplated under this Agreement under a particular prime contract between AT&T and a customer of AT&T. If Supplier desires to do so and thereafter AT&T selects Supplier, the Parties shall enter into a separate, detailed statement of work which is executed by both Parties (“Statement of Work” or “SOW”), which shall be referenced in or attached to an Order. Each Statement of Work shall set forth the scope of such Work to be provided, the compensation to be paid to Supplier, and other applicable Special

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Terms and Conditions, including any criteria and procedures for Acceptance of such Work. Following receipt of an Order executed by the Parties, Supplier shall perform such subcontract Work for the particular prime contract in accordance with the provisions of the Order and the Statement of Work.

4.18	Suppliers EULA Materials Warranty and Maintenance Agreement

a.	For purposes of AT&T’s distribution of Supplier’s licensed Material, Supplier’s warranties, and Supplier’s maintenance agreements, Supplier agrees to provide AT&T’s Customers with copies of any EULA, Materials Warranty, and standard Maintenance Services agreement authorized or required by Supplier or its original equipment manufacturer or licensor. For reference, a copy of the current version of the EULA is attached hereto as Appendix R1 a copy of the current version of the Materials Warranty is attached hereto as Appendix R2, and a copy of the current version of the standard Maintenance Services Agreement is attached hereto as Appendix R3. Supplier shall also maintain copies of its EULA, Materials Warranty, and Standard Maintenance Services agreement at a secure location on the Worldwide Web accessible by pass code, and shall maintain a web link to enable AT&T’s customers to access such agreements via of the Internet, provided such terms shall be subject to confidentiality obligations and only redistributed subject to the confidentiality terms of this Agreement. [* * *]

b.	Supplier further agrees that it will be Supplier’s responsibility to include a copy of its Materials Warranty and EULA when the Materials are shipped or Software is delivered electronically to AT&T’s end-purchaser, together with instructions directing the AT&T Customer:

1.	To read the EULA prior to opening the Software package (if shipped) or accepting electronic delivery of the Software.

2.	That the breaking of the seal of the software package or acceptance of electronically delivered software constitutes agreement with and acceptance of the terms and conditions of the EULA.

c.	AT&T will not be a party to any such EULA or maintenance services agreement, nor to any Materials Warranty, and the obligations of all such EULA, Materials Warranties, and maintenance services agreements shall flow directly from Supplier to AT&T’s customer. If Material is ever provided to AT&T for redelivery to Customer, ATT will follow section b above. AT&T will have no other obligations with respect to the licensing of Software or to the warranting of any Materials or Services, other than those set forth in this Section. However, AT&T and not Supplier shall invoice AT&T’s customer for any payments that may become due from customer, and AT&T and not Supplier shall collect and receive payments from AT&T’s customer on account of any such invoice. Any other obligations will be strictly between Supplier and AT&T’s customer as set forth in the EULA, Materials Warranty, and maintenance services agreements between them.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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d.	Supplier shall indemnify, hold harmless, and defend AT&T harmless from and against Loss in connection with, arising out of, or resulting from any Claim, as provided in the Sections entitled “Indemnity” and “Infringement”.

e.	AT&T agrees to promptly notify Supplier of any Claim and cooperate with Supplier, upon request and at Supplier’s expense, as provided in the Section entitled “Indemnity”.

4.19	Technical Support

Supplier will identify and provide, at no additional cost to AT&T:

a.	Access to a pre-sales engineering team as mutually agreed by the parties that will support AT&T with quoting for the Material and Services provisioned under this Agreement,

b.	Certain mutually agreed upon training to AT&T’s sales force relating to Standard Software and features, functionality, and error corrections (such as bug fixes) supplied to Customers hereunder,

c.	From time to time during the term as mutually agreed to by the Parties, provide AT&T use of the Standard Software, subject to the terms and conditions of the EULA (except that the “Warranty”, “Indemnity”, “Governing Law”, “Information”, Limitation of Damages” and “Infringement” Sections of this Agreement shall apply to the extent inconsistent with the EULA), for an evaluation period agreed to by the Parties so that AT&T personnel may test and evaluate Standard Software, including provision of telephone assistance to assist with installation, operation, maintenance and problem resolution during such evaluation period; such use to be strictly limited to such evaluation and testing purposes, and

d.	assistance as mutually agreed by the Parties to engage Supplier’s local and channel sales teams to work In conjunction with AT&T’s sales force.

The availability or performance of this technical support will not be construed as altering or affecting Supplier’s obligations as set forth in the Warranty Section or as provided elsewhere in this Agreement. Supplier will provide to AT&T, and keep current, an escalation document that includes names, titles and telephone numbers, including after-hours telephone numbers, of Supplier personnel responsible for providing technical support to AT&T Customers. Supplier will maintain a streamlined escalation process to speed resolution of reported problems by Customers.

4.20	Trademarks, Trade Names and Copyrights

a.

In the promotion of its business, during the term of this Agreement, AT&T may advertise the availability of Material purchased from Supplier, provided Supplier shall first be provided an opportunity to review the promotional material and provide any reasonable corrections as needed, any such response not to be unreasonably delayed or conditioned. For this purpose, Supplier grants AT&T a non-exclusive, royalty-free, limited license to use Supplier’s regular trade names

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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and trademarks (the “Trademarks”) in such advertising, provided that AT&T displays the symbol “™” adjacent to each unregistered Trademark and “®” adjacent to each registered Trademark the first time such Trademark is used. Supplier must advise AT&T in writing as to the appropriate symbol to use and its applicable registered and unregistered Trademarks. AT&T agrees to retain Supplier’s legends, Trademarks, logos, tags, proprietary notices and other identifying marks on all Material and promotional literature relating thereto supplied by Supplier hereunder and will not use Supplier’s corporate name, Trademarks or copyright legends in connection with any products or material not provided by Supplier or in any way which might result in confusion as to Supplier and AT&T being separate and distinct entities.

b.	AT&T acknowledges and agrees that Supplier is the exclusive owner of its Trademarks and that the use thereof hereunder will not create in AT&T any right, title or interest therein or thereto and all goodwill associated with such use shall inure to the benefit of Supplier.

4.21	Training Consulting Marketing Sales

a.	Supplier shall provide at no additional cost reasonable training and technical support materials to AT&T’s product marketing and sales personnel to enable such personnel to effectively sell Material, licenses, and Services available under this Agreement. In addition Supplier share marketing collateral and market intelligence with AT&T to support development of Supplier product offerings.

b.	AT&T may reproduce any training material provided by Supplier for the purpose of training AT&T’s personnel. Any such reproduction shall include any copyright or similar proprietary notices contained in the items being reproduced.

4.22	Work Done by Others

If any part of the Material or Services provided under this Agreement is dependent upon work done by others, Supplier shall inspect and promptly report to AT&T any defect that renders such other work unsuitable for Supplier’s proper performance. Supplier’s silence shall constitute Supplier’s understanding and belief that performance of the Work will comply with the requirements of this Agreement. Supplier shall be entirely responsible for all persons furnished by Supplier working in harmony with all others when working on AT&T’s premises or at any other location while performing subcontracted Services under this agreement for AT&T.

5.0	Execution of Agreement

5.1	Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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THIS AGREEMENT CONTAINS A BINDING ARBITRATION

PROCEDURE WHICH MAY BE ENFORCED BY THE PARTIES.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date the last Party signs.

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Robert B. Tinker	By:	/s/ Anthony Cohen

Printed Name:	Robert B. Tinker	Printed Name:	Anthony Cohen

Title:	CEO	Title:	Sr. Contract Manager

Date:	April 22, 2010	Date:	April 22, 2010

/s/ Jeff Ratzlaff

JEFF RATZLAFF

BUSINESS DEVELOPMENT

April 22, 2010

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendices

Appendix A - Description of Supplier’s Material and/or Services

Supplier shall provide the following Material and Services:

Description of Supplier’s Material and/or Services
Software SKU Number	Description
MI-IPHONE-IP-12	MobileIron iPhone for Enterprise Subscription - 12 month term
MI-IPHONE-IP-24	MobileIron iPhone for Enterprise Subscription - 24 month term
MI-IPHONE-IP-36	MobileIron iPhone for Enterprise Subscription - 36 month term
MI-AM-ANY-12	MobileIron Advanced Management Subscription - 12 month term
MI-AM-ANY-24	MobileIron Advanced Management Subscription - 24 month term
MI-AM-ANY-36	MobileIron Advanced Management Subscription - 36 month term
MI-INTEL-ANY-12	MobileIron Intelligence Subscription - 12 month term
MI-INTEL-ANY-24	MobileIron Intelligence Subscription - 24 month term
MI-INTEL-ANY-36	MobileIron Intelligence Subscription - 36 month term
MI-COREBUND-ANY-12	MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 12 month term
MI-COREBUND-ANY-24	MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 24 month term
MI-COREBUND-ANY-36	MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 36 month term
MI-OTHERSUB-ANY-NA	MobileIron Other Subscriptions
MI-IPHONE-IP-PERP	MobileIron iPhone for Enterprise Software License
MI-AM-ANY-PERP	MobileIron Advanced Management Software License
MI-INTEL-ANY-PERP	MobileIron Intelligence Software License
MI-COREBUND-ANY-PERP	MobileIron Core Bundle Software License (Advanced Management + Intelligence)
MI-OTHER-ANY-PERP	MobileIron Other Perpetual Software Licenses

Services and Accessories SKU Number

Ml-VAPPL-ANY	MobileIron Smartphone Management Virtual Appliance
Ml-VAPPLSENTRY-ANY	MobileIron Sentry Virtual Appliance
MI-CUSTCARE-ANY	MobileIron Annual Standard Maintenance and Support
MI-TRN-ANY	MobileIron QuickStart Web-based Training (6 hours)
MI-PS-ANY	Professional Services (please ask for a project-specific quote)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix B - Supplier’s Price(s)

Supplier shall provide the Material and related Services, if any, including any applicable deliverables, for the following prices:

Supplier’s Prices

Software SKU Number	Description	Price ($US) per registered device
MI-IPHONE-IP-12	MobileIron iPhone for Enterprise Subscription - 12 month term	[* * *]	[* * *]
MI-IPHONE-IP-24	MobileIron iPhone for Enterprise Subscription - 24 month term	[* * *]	[* * *]
MI-IPHONE-IP-36	MobileIron iPhone for Enterprise Subscription - 36 month term	[* * *]	[* * *]
MI-AM-ANY-12	MobileIron Advanced Management Subscription - 12 month term	[* * *]	[* * *]
MI-AM-ANY-24	MobileIron Advanced Management Subscription - 24 month term	[* * *]	[* * *]
Ml-AM-ANY-36	MobileIron Advanced Management Subscription - 36 month term	[* * *]	[* * *]
MI-INTEL-ANY-12	MobileIron Intelligence Subscription - 12 month term	[* * *]	[* * *]
MI-INTEL-ANY-24	MobileIron Intelligence Subscription - 24 month term	[* * *]	[* * *]
MI-INTEL-ANY-36	MobileIron intelligence Subscription - 36 month term	[* * *]	[* * *]
MI-COREBUND-ANY-12	MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 12 month term	[* * *]	[* * *]
MI-COREBUND-ANY-24	MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 24 month term	[* * *]	[* * *]
MI-COREBUND-ANY-36	MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 36 month term	[* * *]	[* * *]
MI-OTHERSUB-ANY-NA	MobileIron Other Subscriptions

MI-IPHONE-IP-PERP	MobileIron iPhone for Enterprise Software License	[* * *]	[* * *]
MI-AM-ANY-PERP	MobileIron Advanced Management Software License	[* * *]	[* * *]
MI-INTEL-ANY-PERP	MobileIron Intelligence Software License	[* * *]	[* * *]
MI-COREBUND-ANY-PERP	MobileIron Core Bundle Software License (Advanced Management + Intelligence)	[* * *]	[* * *]
MI-OTHER-ANY-PERP	MobileIron Other Perpetual Software Licenses

Services and Accessories SKU Number		Price ($US)

MI-VAPPL-ANY	MobileIron Smartphone Management Virtual Appliance	$—	per virtual appliance
MI-VAPPLSENTRY-ANY	MobileIron Sentry Virtual Appliance	$—	per virtual appliance
Ml-CUSTCARE-ANY	MobileIron Annual Standard Maintenance and Support	[* * *]	per year on perpetual license list price. required for perpetual licenses while in use
MI-TRN-ANY	MobileIron QuickStart Web-based Training (6 hours)	[* * *]	per QuickStart program
MI-PS-ANY	Professional Services (please ask for a project-specific quote)	[* * *]	per project

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix B1 - Suppliers Discount Schedule

Supplier shall provide the Material and related Services, if any, including any applicable deliverables, for the prices listed in Appendix B, less the following discounts:

Supplier’s Discount Schedule

[* * *] discount for Software SKUs

[* * *] discount for Services and Accessories SKUs

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix C - Specifications

AT&T’s Specifications and business requirements include:

AT&T’s Specifications and business requirements shall be provided in each Statement of Work or Order.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix D - Acceptance Letter

[            , 200    ]

[Name]

[Supplier Name]

[Address]

[City], [State] [Zip]

Attn:

In accordance with Section Delivery, Performance, and Acceptance of Agreement [Agreement No.], between [Supplier Name] and AT&T, effective [Effective Date], the undersigned accepts the Material and/or Services described on Order [Order No.] to the above-mentioned Agreement as of [Date of Acceptance].

AT&T Services, Inc.

By:

Print Name

Title:

Date:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix E - Supplier’s Notice of Completion

AT&T

[Street Address]

[City, State, Zip]

Attn:

[Supplier Name] hereby informs you that as of [Date of Completion], we have completed Delivery as required under our Agreement [Agreement No.]. Upon receipt of this Notice, your Acceptance Test Period will commence.

[Supplier Name]

Signed:

Printed Name:

Title:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix G - Intentionally Omitted

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix H - Intentionally Omitted

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix J - Order

Order

This Order is by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), and shall be governed pursuant to the terms and conditions of Agreement Number 20100106.054. Any terms and conditions in this Order that modify or change the terms and conditions of Agreement Number 20100106.054 shall apply to this Order only.

1.	Description of Material and/or Services:

Supplier shall provide [fill in what Supplier will provide and reference the Appendix that describes the applicable Material or Services].

2.	Duration of Order:

[State the term required to perform Services.]

3.	Personnel to Perform the Services:

[State whether there is any specific personnel required to perform Services.]

4.	Location:

[Fill in where Services will be performed or Material will be shipped.]

5.	Prices:

[State the applicable price or reference the Appendix that states the applicable price.]

6.	Payment:

[Payments must be linked to milestones; for instance, delivery of Material or performance of Service, or reference Agreement as appropriate.]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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7.	Invoices/Billing Information:

Invoices and billing Information are to be sent:

To:

8.	Project Manager/Point of Contact:

The project manager and/or point of contact shall be:

9.	Name of Affiliate Ordering Services:

10. Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., ..pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Order to be executed as of the date the last Party signs.

Mobile Iron, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix R1 - End User License Agreement

Mobile Iron, Inc.

End User Agreement

THIS DOWNLOAD CONTAINS COMPUTER PROGRAMS, DOCUMENTATION AND OTHER PROPRIETARY MATERIAL THAT BELONG TO MOBILEIRON INC. (“MOBILEIRON”) AND ITS LICENSORS AND ARE SUBJECT TO THIS END USER AGREEMENT (“AGREEMENT”).

BY CLICKING ON THE “ACCEPT” BUTTON, OR WHEN YOU AND/OR THE ENTITY THAT YOU REPRESENT INSTALLS OR OTHERWISE USES ANY PART OF THIS SOFTWARE, (1) YOU ARE REPRESENTING AND WARRANTING (A) THAT YOU HAVE THE AUTHORITY TO BIND CUSTOMER (DEFINED BELOW) AND (B) THAT THE REGISTRATION FORM THAT ACCOMPANIES THIS INSTALLATION AND/OR USE HAS BEEN FULLY AND ACCURATELY COMPLETED AND SUBMITTED AND PROPERLY IDENTIFIES THE CUSTOMER/ENTITY WHO IS TO BE THE LICENSEE HEREUNDER (“CUSTOMER”) AND (II) CUSTOMER IS CONSENTING TO BE BOUND BY AND IS BECOMING A PARTY TO THIS AGREEMENT. IF YOU, OR CUSTOMER DO NOT AGREE TO (OR CANNOT COMPLY WITH) ALL OF THE TERMS OF THIS AGREEMENT, (1) CLICK THE “CANCEL” BUTTON AND (2) NEITHER YOU NOR THE CUSTOMER WILL BE AUTHORIZED TO USE OR HAVE ANY LICENSE TO USE ANY PART OF THE DOWNLOADS.

IF YOU OR CUSTOMER ARE DEEMED TO HAVE ORDERED THE DOWNLOAD, MOBILEIRON’S ACCEPTANCE IS EXPRESSLY CONDITIONAL ON ASSENT TO THESE TERMS TO THE EXCLUSION OF ALL OTHER TERMS (SPECIFICALLY INCLUDING ANY NEW OR DIFFERENT TERMS CONTAINED IN CUSTOMER’S PURCHASE ORDER; IF THESE TERMS ARE CONSIDERED AN OFFER BY THE CUSTOMER ACCEPTANCE IS EXPRESSLY LIMITED TO THESE TERMS.

NOTWITHSTANDING ANY OF THE FOREGOING, IF CUSTOMER AND MOBILEIRON HAVE EXECUTED A WRITTEN END USER AGREEMENT IN CONNECTION WITH THE DELIVERY OF SOFTWARE PROVIDED HEREUNDER (“SIGNED LICENSE AGREEMENT”), THEN THE TERMS OF THE SIGNED LICENSE AGREEMENT SHALL GOVERN AND CONTROL AND THIS AGREEMENT SHALL HAVE NO EFFECT.

CUSTOMER AND MOBILEIRON AGREE AS FOLLOWS:

1. Certain Definitions. For purposes of this Agreement:

“Authorized Reseller” shall mean any authorized reseller of MobileIron Software who validly sells Customer a license to the Software subject to the terms and conditions of this Agreement.

“Customer Representatives” shall mean any employee of Customer or any contractor of Customer whom Customer provides a copy of the Software (or any component thereof) for use on behalf of and for the benefit of the Customer and for Customer’s internal business purposes, subject to all the terms and conditions of this Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

“Documentation” means written and/or electronic user or technical documentation pertaining to the Software which is made available by MobileIron together with the Software.

“Invoice” shall mean the final approved invoice Customer obtains from MobileIron (or its Authorized Reseller) for the licensing of the Software, which invoice shall minimally describe the specific Software licensed, the License Term, the license and support and maintenance fees due (if any), the term of support and maintenance, and the Licensed Device Count.

“Licensed Device Count” shall mean the maximum number of registered devices that Customer may have at anytime which make use of the device Software licensed hereunder; such maximum count to be specified on the relevant Invoice. For the avoidance of doubt, registered devices are those devices which have loaded device Software and which have not been retired (meaning unregistered).

“License Term” means the term of this Agreement as specified in the Invoice; the license term shall commence upon the delivery of the Software and shall be subject to the termination rights specified herein.

“Software” means the computer programs, including any server side, client-side, and/or installer software delivered hereunder, and any Documentation, backup copies and Upgrades and/or modifications to any of the forgoing provided to Customer hereunder.

“Upgrades” shall mean any updates, upgrades, maintenance releases, bug fixes or modified versions of the Software provided to Customer in connection with this Agreement or any Support and Maintenance Services.

“MobileIron Hardware” shall mean any MobileIron branded hardware that MobileIron furnishes to Customers directly or to its Authorized Resellers for distribution to Customer.

2. License. Subject to the terms and conditions of this Agreement, during the Licensed Term, MobileIron grants to Customer (and any Customer Representatives authorized by Customer to use the Software on behalf of Customer in compliance with the terms of this Agreement), a non-exclusive, non-transferable and non-sublicensable license to use the object code form of the Software identified on the Invoice solely for Customer’s internal business purposes, and solely In accordance with the relevant Documentation. Customer shall not and shall not permit any Customer Representatives to use the Software in excess of or beyond the feature set(s), Licensed Term, Licensed Device Count, server counts, site(s), and/or other restrictions/limitations described in the applicable Invoice.

3. Evaluation License and Terms Specific to Evaluation Copies of Software. For any evaluation copies of Software provided to Customer, the following shall apply (notwithstanding any contrary term specified in any other sections of this agreement): (A) unless otherwise specified in the Invoice, the requirement to pay license fees does not apply; and (B) the Software license is limited to the evaluation term permitted by MobileIron (or its Authorized Reseller) and only for the limited purpose of evaluating the Software and establishing Customer’s desire to purchase licenses to Software; and (C) the Software is provided “As Is” without any warranty of any kind; and (D) Customer shall not be entitled to any Support and Maintenance Services or any Upgrades; and (E) MobileIron and/or the Authorized Reseller may terminate the evaluation license with five (5) days notice to Customer and require Customer to promptly return the evaluation copies of the Software and remove all copies of Software from its systems.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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4. Restrictions. Except as otherwise expressly permitted under this Agreement, Customer shall not (and shall not authorize or permit any third party including any Customer Representatives to): (i) copy or use the Software or any portion thereof, except as expressly authorized by this Agreement; (ii) use the Software on unauthorized equipment or products, (iii) modify the Software or create derivative works based upon the Software; (iv) reverse engineer or decompile, decrypt, disassemble or otherwise reduce the Software to human-readable form, except to the extent otherwise expressly permitted under applicable law notwithstanding this restriction; (v) use or permit the Software to be used to perform services for third parties, whether op a service bureau or time sharing basis or otherwise, without the express written authorization of MobileIron; (vi) disclose, provide, or otherwise make available trade secrets contained within the Software in any form to any third party without the prior written consent of MobileIron; (vii) release, publish, and/or otherwise make available to any third party the results of any performance or functional evaluation of the Software without the prior written approval of MobileIron; or (viii) alter or remove any proprietary notices or legends contained on or in the Software. For the avoidance of doubt all restrictions specified herein with respect to Software apply to all components (including Documentation). If the Software makes available cellular tower identification information with associate latitude and longitude location information, Customer agrees that neither it nor its end users will use such latitude and longitude location information to create a latitude/longitude lookup database for cellular towers. There are no implied licenses granted by MobileIron under this Agreement.

5. Support and Maintenance. If Customer has paid MobileIron or an Authorized Reseller the relevant fees to obtain support and maintenance services directly from MobileIron, then subject to the terms and conditions of this Agreement and subject to MobileIron’s then-current standard support and maintenance terms, MobileIron shall provide Customer it’s then current support and maintenance services for the relevant maintenance term. The then-current support and maintenance services terms and conditions are available at http://www.mobileiron.com/support.html; such terms, as modified from time to time, are incorporated herein by reference. For Customer’s who have purchased support and maintenance services from Authorized Reseller (for delivery by such Authorized Reseller and not MobileIron) please contact the Authorized Reseller for terms of support and maintenance services.

6. Tracking; Device Count Increases; Reporting; Invoice. At anytime during the License Term, if Customer learns that the number of devices on which Software is loaded (“Actual Device Count”) exceeds the Licensed Device Count or if Customer wishes to increase the Licensed Device Count, then Customer shall notify MobileIron (or the Authorized Reseller) and pay the incremental license fees due, and after the relevant payment has been received, the Licensed Device Count shall be amended to reflect this change. During the License Term of, Customer shall track the number of active devices onto which the Software is downloaded and, at least ninety (90) days prior to end of each calendar year of the license, Customer will provide MobileIron or its Authorized Reseller (as relevant) a report, which report. shall identify: (i) the total number of active devices onto which the device Software is downloaded as of such date, i.e. the Actual Device Count; (ii) the number of servers onto which the server Software is downloaded; and (iii) any other information reasonably required by MobileIron at the time as it

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

relates to the use of the Software. At any time, Mobile Iron and/or its Authorized Resellers may invoice Customer if it learns of any shortfalls, i.e. that the Licensed Device Count is below the Actual Device Count. Unless otherwise agreed in writing, the fees charged will be based on MobileIron’s then-current price list.

7. Indemnity. Subject to the terms herein, MobileIron, at its own expense, shall defend Customer from any and all third party claims that the Software infringes or violates any third party intellectual property right in the country that Customer purchased a license to Software and MobileIron shall indemnify Customer from any amounts assessed against Customer in a resulting judgment or amounts to settle such claims, provided that Customer: (a) gives MobileIron prompt written notice of any such claim; (b) permits MobileIron to control and direct the defense or settlement of any such claim; and (c) provides MobileIron all reasonable assistance in connection with the defense or settlement of any such claim, at MobileIron’s expense. If Customer’s use of the Software is (or in MobileIron’s opinion is likely to be) enjoined, MobileIron, at its expense and in its sole discretion, may: (i) procure the right to allow Customer to continue to use the Software, or (ii) modify or replace the Software or infringing portions thereof to become non-infringing, or (iii) if neither (i) nor (ii) is commercially feasible, terminate Customer’s right to use the affected portion of the Software and refund any license fees paid by Customer corresponding to such Software, pro-rated over a three (3) year period from delivery (unless the License Term is shorter than three years in which case the prorated period shall equal to the License Term). Notwithstanding the foregoing, MobileIron shall have no obligations under this Section to the extent any infringement claim is based upon or arises out of: (i) any modification or alteration to the Software not made by MobileIron or its contractors; (ii) any combination or use of the Software with products or services not approved by MobileIron in writing; (iii) Customer’s continuance of allegedly infringing activity after being notified thereof; (iv) Customer’s failure to use Updates made available by MobileIron; and/or (v) use of the Software not In accordance with the applicable Documentation or outside the scope of the license granted under this Agreement. The remedies set forth in this Section constitute Customer’s sole and exclusive remedies, and MobileIron’s entire liability, with respect to infringement or misappropriation of third party intellectual property.

8. Privacy; Identifiable Information; and Aggregated Anonymous Data. In order to perform to its specifications, the Software regularly communicates with MobileIron hardware/software/servers during the normal course of operation. To the extent MobileIron gains access to any personally identifiable information about Customer (including any Customer Representative) in connection with such communications (“Identifiable Information”), MobileIron agrees that it (and/or its contractors) will not ever share such Identifiable Information with other third parties except (i) where pre-approved by Customer, (ii) as required by law, or (iii) to its contractors under obligations of confidentiality as required to support Customer and maintain the Software. Customer agrees that MobileIron and/or its contractors may also collect aggregated anonymous information about device and usage activity (“Aggregated Anonymous Data”) and use, store, analyze, and disclose such Aggregate Anonymous Data to diagnose problems, improve its products or offerings, provide services, and to conduct product marketing, research and development activities. Aggregate Anonymous Data shall only include data or information which is NOT specifically identifiable to Customer. Customer understands and agrees that such Aggregate Anonymous Data shall be owned by MobileIron and MobileIron shall not be restricted from using or disclosing such Aggregate Anonymous Data in any way.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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9. Ownership. The Software is licensed and not sold. MobileIron and its licensors shall own and retain all right, title, and (except as expressly licensed hereunder) interest in and to the Software and Documentation all copies or portions thereof, and any derivative works thereof (by whomever created). All suggestions or feedback provided by Customer or its employees or agents (including Customer Representatives) to MobileIron or its Authorized Resellers with respect to the Software shall be MobileIron’s property and deemed Confidential Information of MobileIron and Customer hereby assigns the same to MobileIron.

10. Software Delivery; Hardware Restrictions. MobileIron’s policy is to deliver Software electronically; The Software shall be deemed delivered and the term of the license to Software shall commence on the date the Software is delivered to Customer. Upon request, Customer shall provide MobileIron a “Delivery Acknowledgement Letter” acknowledging delivery of software in a formal provided by MobileIron. Customer is aware that Software may only be used on equipment containing and meeting the software and hardware specification specified by MobileIron in its Documentation and that Customer may purchase such Hardware separately though third parties.

11. Term and Termination. This Agreement and the license granted herein shall remain effective until terminated or until the License Term expires whichever is earlier. This Agreement may be terminated by a party: (i) upon thirty (30) days written notice, if the other party materially breaches any provision of this Agreement and such breach remains uncured within such thirty (30) day period; or (ii) effective immediately, if the other party ceases to do business, or otherwise terminates its business operations without a successor; or (iii) effective immediately, if the other party becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is filed against it and not dismissed within ninety (90) days. Upon termination, Customer shall destroy (or at MobileIron’s option, return) all copies of Software in its possession or control. Sections 1, 3, 4, 6, 7, 8, 9, 11, 12, 13, 14 and 15 shall survive any termination or expiration of this Agreement.

12. Confidentiality. “Confidential Information” means any non-public data, information and other materials regarding the products, software, services or business of a party (and/or, if either party is bound to protect the confidentiality of any third party’s information, of a third party) provided to the other party where such information is marked or otherwise communicated as being “proprietary” or “confidential” or the like, or where such information should, by its nature, be reasonably considered to be confidential and/or proprietary. Without limiting the foregoing, the Software and any performance data, benchmark results, and technical information relating thereto, the Documentation, MobileIron’s pricing information and the terms and conditions of this Agreement (but not its existence) shall be deemed the Confidential Information of MobileIron. Notwithstanding the foregoing, Confidential Information shall not include information which: (i) is already known to the Receiving Party (defined below) prior to disclosure by the Disclosing Party (defined below); (ii) becomes publicly available without fault of the Receiving Party; (iii) is rightfully obtained by the Receiving Party from a third party without restriction as to disclosure, or is approved for release by written authorization of the Disclosing Party; or (iv) is required to be disclosed by law or governmental regulation, provided that the Receiving Party provides reasonable notice to Disclosing Party of such required disclosure and reasonably cooperates with the Disclosing Party in limiting such disclosure. Each

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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party (the “Receiving Party”) agrees to keep the Confidential Information of the other party (the “Disclosing Party”) in confidence and not to use such Confidential Information except in performing hereunder. Except as expressly authorized herein, the Receiving Party agrees to: (i) treat all Confidential Information of the Disclosing Party in the same manner as it treats its own similar proprietary information, but in no case will the degree of care be less than reasonable care; and (ii) disclose the Disclosing Party’s Confidential Information only to those employees and contractors of the Receiving Party who have a need to know such information for the purposes of this Agreement, provided that any such employee and contractor shall be subject to a binding written agreement with respect to such Confidential Information at least as restrictive as the terms of this Agreement, and the Receiving Party shall remain solely liable for any non-compliance of such employee or third party with the terms of this Agreement.

13. Disclaimer of Warranties.

Software Warranty. For a period of ninety (90) days from the date of delivery of Software to Customer, MobileIron warrants that the Software substantially conforms to its published specifications described in the end user Documentation supplied by MobileIron. This limited warranty extends only to the Customer who is the original licensee. Customer’s sole and exclusive remedy and the entire liability of MobileIron and its suppliers and licensors under this limited warranty will be, at MobileIron’s option, repair or replacement of the Software, or if repair or replacement is not possible, to refund the license fees paid for the Software upon the return and removal of all Software from servers and devices.

Hardware Limited Warranty. If Customer has ordered and received MobileIron Hardware from MobileIron or an Authorized Reseller of MobileIron Hardware, then MobileIron warrants that for a period of twelve (12) months from the date of shipment of the MobileIron Hardware to Customer (but in case of resale by an Authorized Reseller, not to exceed more than fifteen (15) months from original shipment date by MobileIron), that the Hardware will be free from defects in material and workmanship under normal use. The date of shipment of MobileIron Hardware by MobileIron is set forth on the packaging material in which the Hardware is shipped. This limited warranty extends only to the original user of the MobileIron Hardware. Customer’s sole and exclusive remedy and the entire liability of MobileIron and its suppliers under this limited warranty will be, at MobileIron’s or its service center’s option, to repair the MobileIron Hardware or if repair is not possible to replacement of the MobileIron Hardware within the warranty period and according to the replacement process described in the Warranty Card (if any), or if no Warranty Card, as described at http://www.mobileiron.com/support.html (the “RMA Procedures”). MobileIron replacement parts used in MobileIron Hardware replacement may be new or reconditioned or refurbished. MobileIron’s obligations hereunder are conditioned upon the return of affected MobileIron Hardware in accordance with MobileIron’s or its service center’s then-current RMA Procedures.

Service Warranty. For a period of ninety (90) days from the date of delivery of service to Customer, MobileIron represents and warrants to Customer that all services provided hereunder shall be performed in a manner conforming to generally accepted industry standards and practices for similar services. MobileIron’s entire liability and Customer’s sole and exclusive remedy for any breach of the preceding warranty will be for MobileIron to re-perform the nonconforming services, provided that MobileIron must have received written notice of the nonconformity from Customer no later than ninety (90) days after the original performance of the services by MobileIron.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Restrictions. This warranty does not apply if the Software, MobileIron Hardware, or any portion thereof: (i) which has been altered, except by MobileIron or its authorized representative, (ii) has not been used, installed, operated, repaired, or maintained in accordance with the relevant license agreement and/or published end user documentation provided by MobileIron, (iii) which has been subjected to abnormal physical or electrical stress, misuse, negligence, or accident; or (iv) which is licensed, for beta, evaluation, testing or demonstration purposes. Additionally, this warranty only applies to the original licensee and does not apply to any bug, defect or error caused by or attributable to other software or hardware used with the Software or MobileIron Hardware not supplied by MobileIron.

DISCLAIMERS. EXCEPT FOR ANY LIMITED WARRANTY EXPRESSLY PROVIDED ABOVE, THE SOFTWARE, DOCUMENTATION, ANY RELATED SERVICES, AND/OR ANY MOBILEIRON HARDWARE ARE PROVIDED “AS IS” AND MOBILEIRON AND ITS LICENSORS PROVIDE NO OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH REGARD TO THE SOFTWARE, DOCUMENTATION, SERVICES, AND/OR MOBILEIRON HARDWARE. EXCEPT AS SPECIFIED IN THIS WARRANTY, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, SATISFACTORY QUALITY, NON-INTERFERENCE, ACCURACY OF INFORMATIONAL CONTENT, OR ARISING FROM A COURSE OF DEALING, LAW, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW AND ARE EXPRESSLY DISCLAIMED BY MOBILEIRON, ITS SUPPLIERS AND LICENSORS. TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE EXCLUDED, SUCH WARRANTY IS LIMITED IN DURATION TO THE EXPRESS WARRANTY PERIOD. FURTHER, MOBILEIRON AND ITS LICENSORS DO NOT WARRANT THE RESULTS OF USE OF THE SOFTWARE OR DOCUMENTATION OR THAT THE SOFTWARE IS BUG/ERROR FREE OR THAT ITS USE WILL BE UNINTERRUPTED. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. IN ADDITION, DUE TO CONTINUAL DEVELOPMENT OF NEW TECHNIQUES FOR INTRUDING UPON/ATTACHING MOBILE DEVICES AND SOFTWARE, MOBILEIRON DOES NOT WARRANT THAT THE SOFTWARE OR ANY EQUIPMENT, SYSTEM, OR NETWORK ON WHICH THE SOFTWARE IS USED WILL BE FREE OF VUNERABILITY TO INTRUSION OR ATTACK. MOBILEIRON DOES NOT WARRANT THAT ANY SERVICES CONNECTING TO THE SOFTWARE PROVIDED BY THIRD PARTIES WILL BE FREE FROM ERRORS OR INTERRUPTIONS OF SERVICE. BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY LASTS, THE ABOVE LIMITATION MAY NOT APPLY. THIS WARRANTY GIVES CUSTOMER SPECIFIC LEGAL RIGHTS, AND CUSTOMER MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM JURISDICTION TO JURISDICTION. This disclaimer and exclusion shall apply even if the express warranty set forth above fails of its essential purpose.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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14. Limitation of Liabilities. EXCEPT FOR ANY LIABILITY ARISING UNDER SECTION 2 (LICENSE), SECTION 4 (RESTRICTIONS), SECTION 7 (INDEMNITY), OR SECTION 12 (CONFIDENTIALITY), IN NO EVENT WILL CUSTOMER OR MOBILEIRON OR MOBILEIRON’S LICENSORS OR SUPPLIERS BE LIABLE FOR ANY LOST REVENUE, PROFIT, OR LOST OR DAMAGED DATA, BUSINESS INTERRUPTION, LOSS OF CAPITAL, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY OR WHETHER ARISING OUT OF THE USE OF OR INABILITY TO USE SOFTWARE OR OTHERWISE AND EVEN IF MOBILEIRON OR ITS LICENSORS OR SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR ANY LIABILITY ARISING UNDER SECTION 2 (LICENSE), SECTION 4 (RESTRICTIONS), SECTION 7 (INDEMNITY), OR SECTION 12 (CONFIDENTIALITY), IN NO EVENT SHALL CUSTOMER OR MOBILEIRON (OR MOBILEIRON’S SUPPLIERS’ OR LICENSORS’) LIABILITY TO THE OTHER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY, OR OTHERWISE, IN NO EVENT WILL THE AGGREGATE LIABILITY OF EITHER PARTY OR MOBILEIRON’S THIRD PARTY LICENSORS OR SUPPLIERS UNDER THIS AGREEMENT (UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT OR OTHERWISE) EXCEED THE FEES RECEIVED BY MOBILEIRON FROM CUSTOMER (AND IN THE CASE OF CUSTOMER FEES PAID AND DUE TO MOBILEIRON OR ITS AUTHORIZED RESELLER) IN THE TWELVE (12) MONTH PERIOD PRIOR TO THE CLAIM, WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE. BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW LIMITATION OR EXCLUSION OF CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO CUSTOMER. Customer agrees that the limitations of liability and disclaimers set forth herein will apply regardless of whether Customer has accepted the Software or Documentation or any other product or service delivered by MobileIron or its Authorized Resellers.

15. General

a. Third Party Code. Software utilizes and/or interfaces with other third party material, including open source libraries/components/applications/user interface/utilities (collectively referred to as “Third Party Code”); to the extent applicable, use of Third Party Code shall be subject to the notices/disclaimers/requirements of such Third Party Code provided to Customer as a part of Documentation.

b. Third Party Services. Any third party services accessed through the Software (collectively “Third Party Services”) are made available to Customer subject to the terms of MobileIron’s support and maintenance services agreement and use and access to such Third Party Services requires a current MobileIron support and maintenance agreement and shall be subject to MobileIron’s then current Support and Maintenance terms.

c. Customer Records. Customer grants to MobileIron and its independent accountants the right to examine Customer’s books, records and accounts during Customer’s normal business hours to verify compliance with this Agreement. In the event such audit discloses non-compliance with this Agreement, Customer shall promptly pay to MobileIron the appropriate license fees, plus the reasonable cost of conducting the audit.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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d. Export. Software and Documentation, including technical data, may be subject to U.S. export control laws, Including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export, or import Software and Documentation.

e. U.S. Government End User Purchasers. The Software and Documentation qualify as “commercial items,” as that term is defined at Federal Acquisition Regulation (“FAR”) (48 C.F.R.) 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in FAR 12.212. Consistent with FAR 12.212 and DoD FAR Supp. 227.7202-1 through 227.7202-4, and notwithstanding any other FAR or other contractual clause to the contrary in any agreement into which this Agreement may be incorporated, Customer may provide to Government end user or, if this Agreement is direct, Government end user will acquire, the Software and Documentation with only those rights set forth in this Agreement. Use of either the Software or Documentation or both constitutes agreement by the Government that the Software and Documentation are “commercial computer software” and “commercial computer software documentation,” and constitutes acceptance of the rights and restrictions herein.

f. Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to or application of choice of law rules or principles. The sole and exclusive jurisdiction and venue for actions arising under this Agreement shall be the State and Federal courts in Santa Clara County, California; Customer hereby agrees to service of process in accordance with the rules of such courts. Notwithstanding any choice of law provision or otherwise, the Uniform Computer Information Transactions Act (UCITA) and the United Nations Convention on the International Sale of Goods shall not apply. If any portion hereof is found to be void or unenforceable, the remaining provisions of the Agreement shall remain in full force and effect.

g. Entire Agreement; Modifications. Except as expressly provided herein, this Agreement (specifically including any terms incorporated herein by reference) constitutes the entire agreement between the parties with respect to the license of the Software and delivery of support and maintenance services (where relevant) and delivery of MobileIron Hardware (where relevant). Except as expressly provided herein, this Agreement supersedes and cancels all previous written and oral agreements and communications relating the subject matter of this Agreement. Except as expressly provided herein, this Agreement may be amended only by a writing executed by both parties.

h. Illegality. Should any term of this Agreement be declared void or unenforceable by any court of competent jurisdiction, that provision shall modified, limited or eliminated to the minimum extent necessary and such declaration shall have no effect on the remaining terms hereof, which shall continue in full force and effect.

i. Waiver. The failure of either party to enforce any rights granted hereunder or to take action against the other party in the event of any breach hereunder shall not be deemed a waiver by that party as to subsequent enforcement of rights or subsequent actions in the event of future breaches.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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j. Assignment. This Agreement is personal to Customer and may not be assigned or transferred without MobileIron’s prior written consent, provided that MobileIron may not unreasonably withhold consent in the event Customer requests assignment to a successor In Interest of all of its business or assets. Any action or conduct in violation of the foregoing shall be void and without effect. MobileIron expressly reserves the right to assign this Agreement and to delegate any of its obligations hereunder.

k. Legal Fees. The party prevailing in any dispute under this Agreement shall be entitled to its costs and legal fees.

l. Notice. Any and all notices or other information to be given by one of the parties to the other shall be deemed sufficiently given when forwarded by certified mail (receipt requested), or hand delivery to the other party to the address set forth on the MobileIron Invoice. Such notices shall be deemed to have been received on the first business day following the day of such delivery. The address of either party may be changed at any time by giving ten (10) business days prior written notice to the other party in accordance with the foregoing.

m. Equitable Relief. The parties agree that a material breach of this Agreement adversely affecting MobileIron intellectual property rights in Software or the Confidential Information of either party may cause irreparable injury to such party for which monetary damages would not be an adequate remedy and the non-breaching party shall be entitled to equitable relief (without a requirement to post a bond) in addition to any remedies it may have hereunder or at law.

n. Basis of the Bargain. Customer acknowledges and agrees that MobileIron has set its prices and entered into this Agreement in reliance upon the disclaimers of warranty and the limitations of liability set forth herein, that the same reflect an allocation of risk between the parties (including the risk that a contract remedy may fail of its essential purpose and cause consequential loss), and that the same form an essential basis of the bargain between the parties.

[ACCEPT]	[CANCEL]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix R2 - Materials Warranty

Not applicable.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix R3 - Maintenance Agreement

MobileCare Support and Maintenance Agreement

(End User Customers)

This MobileCare Support and Maintenance Agreement (“SMA”) is an agreement between MobileIron and the MobileIron Customer who is entitled to receive support and maintenance services from MobileIron (either because it has purchased support services separately or is entitled to receive such services in connection with a purchase of a subscription license) (“Customer”). This SMA sets forth the terms and conditions under which MobileIron (and/or its authorized representative) will provide the “Support and Maintenance Services” (as described herein) for the MobileIron products referenced in the applicable MobileIron (or MobileIron’s Authorized Reseller) invoice (including the Software, firmware, and/or MobileIron Hardware included within such product and any updates, upgrades and/or replacement parts provided hereunder) (collectively the “Product”).

MAINTENANCE TERM AND TERMINATION. “Maintenance Term” shall be defined as follows: (a) if Customer has purchased Support and Maintenance Services as a part of a subscription license, then the Maintenance Term shall be for the duration of the subscription license purchased; or (b) if Customer has purchased Support and Maintenance Services separately, the Maintenance Term will be twelve (12) months from the delivery of the Software, unless an extended Maintenance Term is purchased, in which case the Maintenance Term will be for such extended term. If Support and Maintenance Services have been separately purchased, the Maintenance Term may be extended for additional twelve (12) month periods or any other extended period mutually agreed to in an Invoice (each an additional Maintenance Term), beginning upon the day immediately following the end of the then-current Maintenance Term, provided MobileIron receives and accepts a purchase order and payment of the then-current Support and Maintenance Fees required for the Product. Customer may terminate this SMA at any time for convenience. If Customer terminates this SMA for convenience, the Support and Maintenance Fee (if any paid separately) is not refundable. This SMA shall terminate immediately: (a) upon termination of the End User Agreement entered into between Customer and MobileIron for the Product (“End User Agreement”), and (b) upon any material breach of this SMA or the End-User Agreement (including for nonpayment), if such breach is not cured within thirty (30) days.

PAYMENT. Unless the support and maintenance fee is included in the license fee (i.e. in subscription licenses) as clearly indicated on the MobileIron (or MobileIron’s Authorized Reseller’s) Invoice, payment for the services and the access rights specified herein (“Support and Maintenance Fee”) is due upon receipt of the MobileIron (or MobileIron’s Authorized Reseller’s) Invoice specifying the Support and Maintenance Fee due for the relevant Maintenance Term. The Support and Maintenance Fee is net of all taxes and duties. Customer agrees to pay all applicable taxes and duties due in connection with the Support and Maintenance Services, other than MobileIron income taxes.

REINSTATEMENT AFTER TERMINATION. If there is a lapse in the Maintenance Term, and Customer does. not renew this SMA for a period of time, Customer may renew this SMA, subject to payment of then current Support and Maintenance Fee plus an amount equal to the Support and Maintenance Fees that would have been payable during the period of lapse on a pro-rated basis.

SUPPORT AND MAINTENANCE SERVICES. Subject to the terms of this SMA, MobileIron will use commercially reasonable efforts to provide Customer the following “Support and Maintenance Services”:

(a) Software Maintenance. MobileIron will provide the Customer access to all software updates and software upgrades for the Product, to the extent created and generally released to other MobileIron customers who purchase Support and Maintenance Services without any additional charge (“Updates”). MobileIron retains the right to create for-charge add-ons, which shall not be included with the Support and Maintenance Services except for an additional fee as determined by MobileIron, in its sole discretion.

(b) MobileIron Hardware Repair/Replacement. Customer shall document and promptly report all suspected malfunctions of the MobileIron Hardware supplied by MobileIron (if any) via email or via phone, and cooperate with MobileIron in its investigation to determine if the MobileIron Hardware is defective. If the MobileIron Hardware is defective, MobileIron will issue Customer a Return Material Authorization (“RMA”) number. Customer will ship the defective MobileIron Hardware to MobileIron, freight prepaid and insured. MobileIron will

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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ship Customer replacement MobileIron Hardware with freight prepaid for next business day delivery in the United States. For all other countries, replacement MobileIron Hardware shall be shipped priority delivery after the RMA number has been issued; please contact MobileIron support for the method and timing of such shipment. In order for MobileIron to be able to ship next business day, the RMA number must be issued no later than 1:00 P.M. during MobileIron’s normal business hours. As a condition of MobileIron shipping Customer the replacement MobileIron Hardware prior to Customer returning the defective MobileIron Hardware, Customer must agree to return the defective MobileIron Hardware to MobileIron within fifteen (15) business days or Customer will be invoiced for the replacement MobileIron Hardware at MobileIron’s then current list price and Customer agree to pay such invoice within thirty (30) days of the invoice date. All replaced MobileIron Hardware will be the property of MobileIron. Replacement MobileIron Hardware may be new, reconditioned or contain refurbished materials. MobileIron may in its sole discretion modify the MobileIron Hardware at no cost to Customer to improve its reliability or performance.

(c) Telephone and Web Support. MobileIron agrees to provide Customer access to MobileIron’s customer support personnel via telephone and the web to assist Customer in resolving technical questions regarding the Product and the use of the Product during MobileIron’s normal business hours. Please refer to http://www.MobileIron.com/support (or such other URL provided by MobileIron from time to time) for specific information concerning telephone and web support business hours.

(d) Error Correction; Bug Fixes. Customer shall document and promptly report all suspected errors or malfunctions of the Software to MobileIron via email or MobileIron’s bug tracking system, and cooperate with MobileIron in its bug investigation by phone, email, and through MobileIron’s bug tracking system. MobileIron will provide Customer with a trouble ticket number that Customer will use to track the status of any confirmed defect in the Software (i.e. any failure for the Software to meet the MobileIron specifications for the Software). MobileIron reserves the right to close the trouble ticket without further responsibility if Customer does not provide appropriate feedback to MobileIron within thirty (30) days of receiving a patch or workaround, or if Customer fails to respond to a request for additional information.

LIMITATIONS. MobileIron is only responsible to provide Customer’s Designated Support Contacts (described below) with the Support and Maintenance Services described herein. MobileIron shall not be responsible for any software, firmware, hardware, information or memory data contained in, stored on or integrated with any Product returned to MobileIron pursuant to this SMA. Services described herein do not include any support of any failure or defect in the Product due to Customer or any damage from shipment, handling, storage, accident, abuse or misuse of Product (or any component thereof), or if Product (or any component thereof) has been used or maintained in a manner not conforming to the requirements or suggestions in the published Product end user documentation or in the End User Agreement, or if Product (or any component thereof) has been modified in any way, or has had any serial number removed or defaced. Service or repair of the Product by anyone other than MobileIron (or an authorized representative of MobileIron) will void MobileIron’s obligations herein. MobileIron obligations stated herein shall apply only to the most current release of the Product (including the Software). If MobileIron agrees to remedy any errors or problems not covered by the terms of this SMA, MobileIron may perform such work at its then-current standard time and material rates.

CUSTOMER OBLIGATIONS; DESIGNATED SUPPORT CONTACTS. Customer shall appoint up to two (2) individuals who are knowledgeable in the operation of the Product to serve as primary Customer contacts with MobileIron for support calls (“Designated Support Contacts”). All support calls shall be initiated through these contacts. Customer may change its primary or alternate contacts at any time upon written notification to MobileIron. Customer may appoint additional primary contacts upon receipt by MobileIron of the standard fees due for such additional support contacts. Customer may inquire with MobileIron support personnel to obtain the then-current pricing for such additional support contacts. Customer may not share login passwords or other benefits of this SMA with any other persons nor use any software updates or software upgrades or other Services furnished to Customer under this SMA for any product for which Customer has not purchased Services. In order for MobileIron or its agent to perform diagnostic testing and fault isolation with minimal system interruption, Customer agrees to provide MobileIron (and/or its authorized agents) with remote access via network connection.

THIRD PARTY SERVICES. Product accesses certain third party services (“Third Party Services”). Customer may only access and use such Third Party Services for so long as Customer has a current SMA in place with MobileIron and is current on payment of the Support and Maintenance Fees. Customer’s use and/or access to Third Party Services shall be limited to those uses and access rights permitted by the third party service providers. If during the Maintenance Term a third party provider terminates access to the Third Party Services, then MobileIron

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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will notify Customer of the same, and access to such services will terminate as of the effective date specified by such third party provider. Within thirty (30) days of the notification by MobileIron of the termination of Third Party Services, the Customer may terminate this SMA for convenience (effective no earlier than the date the service access rights are terminated). Upon such termination, Customer shall be entitled to receive a pro-rata refund on the Support and Maintenance Fees paid to MobileIron (if any are separately paid). MobileIron shall have no liability to Customer in connection with any termination of such services or the Customer’s use of the Third Party Services. All warranties associated with such services are only those directly provided by the third party service provider to Customer.

LIMITED WARRANTY; WARRANTY DISCLAIMER. MobileIron represents and warrants to Customer that all services provided hereunder shall be performed in a manner generally conforming to generally accepted industry standards and practices for similar services. MobileIron’s entire liability and Customer’s sole and exclusive remedy for any breach of the preceding warranty will be for MobileIron to re-perform the nonconforming services, provided that MobileIron must have received written notice of the nonconformity from Customer no later than thirty (30) days after the original performance of the services by MobileIron. Except as expressly provided in this paragraph, the services provided hereunder are provided “AS IS”. WITHOUT LIMITING THE FOREGOING, MOBILEIRON DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. The foregoing disclaimer does not modify any warranties provided in the End User Agreement or in MobileIron’s standard warranty documentation.

LIMITATION OF LIABILITY. EXCEPT FOR DAMAGES FOR BODILY INJURY TO THE EXTENT THE FOLLOWING LIMITATIONS ARE PROHIBITED OR UNENFORCEABLE UNDER APPLICABLE LAWS, NEITHER MOBILEIRON NOR ITS SUPPLIERS SHALL BE LIABLE TO CUSTOMER FOR ANY INDIRECT, EXEMPLARY, SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES OF ANY KIND (INCLUDING WITHOUT LIMITATION LOSS OF DATA, EQUIPMENT DOWNTIME OR LOST PROFITS), EVEN IF MOBILEIRON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, TO THE EXTENT MOBILEIRON OR ITS SUPPLIERS MAY BE HELD LEGALLY LIABLE TO CUSTOMER BY A COURT OF COMPETENT JURISDICTION, THE AGGREGATE LIABILITY OF MOBILEIRON AND ITS SUPPLIERS AND LICENSORS IN CONNECTION WITH THIS SMA, INCLUDING FOR ANY SERVICES, THIRD PARTY SERVICES, SOFTWARE AND/OR PRODUCTS PROVIDED HEREUNDER, REGARDLESS OF THE FORM OF THE ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT INCLUDING NEGLIGENCE OR OTHERWISE), SHALL NOT EXCEED THE AMOUNT PAID BY CUSTOMER TO MOBILEIRON IN THE PRECEDING TWELVE (22) MONTHS UNDER THIS SMA. In no event will MobileIron be liable for delay or non-delivery due to causes beyond its reasonable control.

GENERAL. This SMA is governed and interpreted in accordance with the laws of the State of California, U.S.A. without reference to conflicts of laws principles and excluding the United Nations Convention on Contracts for the Sale of Goods. Customer consents to the exclusive jurisdiction of, and venue in, Santa Clara County, California, U.S.A. Customer shall not transfer, assign or delegate this SMA or any rights or obligations hereunder, whether voluntarily, by operation of law or otherwise, without the prior written consent of MobileIron. Subject to the foregoing, the terms and conditions of this SMA shall be binding upon and inure to the benefit of the parties to it and their respective heirs, successors, assigns and legal representatives. This SMA and the End User Agreement constitutes the entire Agreement between Customer and MobileIron with respect to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard thereto. No modification of or amendment to this SMA, nor any waiver of any rights under this SMA, by MobileIron shall be effective unless in writing. If any of the provisions of this SMA is held by a court of competent jurisdiction to be invalid or unenforceable under any applicable statute or rule of law, such provision shall be enforced to the maximum extent permissible and such holding shall not affect the validity or enforceability of the remaining provisions of this SMA. Should Customer have any questions regarding this SMA, or if Customer desire to contact MobileIron for any reason, please write to: MobileIron, Inc., 815A East Middlefield Road, Mountain View, CA 94043.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix R4 - Return Materials Authorization Policy

Not applicable.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix U - Partnered Maintenance Solutions

This Appendix U is a Special Term and Condition and is only applicable to the extent referenced in an Order in the Special Terms and Conditions section of such Order

Definitions:

“Partnered Maintenance Solutions” means an AT&T branded maintenance solution to support Supplier resale equipment. AT&T will provide First and Second Level support to the AT&T’s Customer. Supplier will provide AT&T Advanced Parts Replacement and direct access to Supplier’s Third Level support.

“Advanced Replacement” means the shipment of the Material necessary to correct an existing error to AT&T or AT&T’s Customer prior to Supplier receiving the faulty Material from AT&T or AT&T Customer based on service level purchased.

“First Level Support” means the ability to provide general Material information (pre-sales and post-sales), Hardware and Software configuration, installation, and upgrade support; collect relevant technical problem identification information; perform base problem determination; provide basic support on the standard protocols and features; provide regular problem resolution status reports to the AT&T Customer; maintain knowledge of the AT&T Customer’s network.

“Second Level Support” means First Level Support plus the ability in relation to the Material to resolve the majority of misconfigurations, troubleshoot and simulate complex configuration, Hardware, and Software problems, support problem isolation and determination of Material Specification defects; provide lab simulation and interoperability and compatibility testing for new Software and Hardware releases prior to being deployed into an AT&T Customer’s production network; define an action plan; provide advanced support on all protocols and features; have the ability to analyze traces, diagnose problems remotely and provide Supplier with complete steps to reproduce a problem.

“Third Level Support” means fixing or generating work-arounds for Hardware and Software bugs and troubleshooting bugs that were not diagnosed or resolved during Second Level Support.

Common Maintenance Sections

•	Rights and Responsibilities of Supplier

•	Rights and Responsibilities of AT&T

•	Availability (hours) and responsiveness

•	AT&T shall have the ability to initiate a trouble call requesting either Hardware and/or Software support at any time twenty-four (24) hours per day and seven (7) days per week, including all holidays.

•	Supplier shall respond to the trouble call according to the applicable service level for hardware or software.

•	For all hardware service levels providing on site repairs including related System-Based Software, the Supplier shall either accept the trouble call immediately, with a

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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short wait of less that [* * *] or will accept the information for the trouble call in a message and return the call to AT&T within [* * *]. Failure to accomplish these response times shall be treated as a failure to satisfy the required service level for Customer.

•	For all Hardware not requiring on site repairs, the Supplier will either accept the trouble call immediately, with a short wait of less than [* * *], or return the trouble call quickly enough to permit meeting the agreed upon service level as specified in the Hardware Maintenance section of this appendix . Failure to provide an appropriate delivery of the applicable Material when the trouble call was initiated prior to a cutoff time separately agreed by both Parties shall be treated as a failure to satisfy the required service level for the customer.

•	For all Software products that have maintenance coverage, Supplier will provide Technical support within [* * *] of the initial trouble call. Supplier shall provide a technician on AT&T’s first call for software maintenance capable of providing Third Level Support. Prior to initiating a trouble call to the Supplier, AT&T’s technical support staff shall provide First and Second Level support to the customer. Failure for Supplier to have an adequately trained technician return the original trouble call shall be treated as a failure to satisfy the service level for the specific customer.

•	Maintenance of existing Material

•	From time to time AT&T may be engaged by an AT&T Customer to provide Maintenance Service on Material that was not sold to the AT&T Customer by AT&T. In these cases, AT&T shall have the ability to order hardware and/or Software maintenance on the affected Material from the Supplier. In such case, Supplier shall offer the maintenance Services to AT&T according to developed Pricing. .

•	If the AT&T Customer had prepaid any fees for maintenance, either directly to the Supplier or to a distributor or other Re-Supplier of affected equipment, Supplier will continue to provide these Services to AT&T at no cost for the duration of the prepaid maintenance period.

•	If the Material AT&T desires to maintain using Supplier’s services was not under maintenance by the Supplier immediately prior to AT&T assuming responsibility for maintenance, Supplier shall have the option to perform an inspection of the affected Material to determine if it can be maintained without additional repairs.

•	Should an inspection be needed, both Supplier and AT&T shall agree to the inspection costs and who shall be responsible for these costs prior to any inspection taking place.

•	Pricing

•	Pricing for maintenance Services for equipment and System-Based Software shall be based on the service levels defined in the Agreement .

•	Pricing for maintenance services for Software other than System-Based Software shall be based on the service levels defined in the Agreement .

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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•	Maintenance Period.

•	The Maintenance period will begin at the end of the Warranty Period and continue for at least twelve (12) months.

•	If Maintenance service is purchased prior to the expiration of the Warranty Period, Supplier shall provide the same Services and support that would be provided during the Maintenance Period at no additional cost to AT&T.

•	[* * *]

•	[* * *]

•	Problem Priority Definitions:

•	Priority 1: An existing network is down or there is a critical impact to the AT&T Customer’s business operation. Supplier, AT&T and AT&T Customer will commit full-time resources to resolve the situation.

•	Priority 2: Operation of an existing network is severely degraded, or significant aspects of the AT&T Customer’s business operation are being negatively impacted by unacceptable network performance. Supplier, AT&T and AT&T Customer will commit full-time resources during Standard Business Hours to resolve the situation.

•	Priority 3: Operational performance of the network is impaired while most business operations remain functional. Supplier, AT&T and AT&T Customer are willing to commit reasonable resources during Standard Business Hours to restore service to satisfactory levels.

•	Priority 4: Information or assistance is required on a Supplier’s product capabilities, installation, or configuration. There is clearly little or no impact to the AT&T Customer’s business operation. Supplier, AT&T and AT&T Customer are willing to provide resources during Standard Business Hours to provide information or assistance as requested.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Escalation Guideline: (NOTE: Supplier please insert the appropriate titles in your Organization along with contact information.)

Elapsed Time	Priority 1	Priority 2	Priority 3	Priority 4
[* * *]	Customer Engineering Manager
[* * *]	Technical Support Director	Customer Engineering Manager
[* * *]	Vice President Customer Service	Technical Support Director
[* * *]	[* * *]	Vice President Customer Service
[* * *]			Customer Engineering Manager
[* * *]		[* * *]	Technical Support Director	Customer Engineering Manager

Note: Priority 1 problem escalation times are measured in calendar hours 24 hours per day, 7 days per week. Priority 2, 3 and 4 escalation times correspond with Standard Business Hours.

•	The Supplier Manager to which the problem is escalated will take ownership of the problem and provide the Integrator with updates.

•	AT&T shall initiate escalation at the Customer Engineering Manager level and proceed upward using the escalation guideline shown above for reference. This will allow those most closely associated with the support resources to correct any service problems quickly.

Escalation Contact List - Supplier (NOTE: Supplier please insert the appropriate titles in your Organization along with contact information.)

• Customer Engineering Manager:

• Technical Support Director:

• Vice President - Operations/Customer Service:

• [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Escalation Contact List - AT&T

The following is a list of managers and officers at AT&T who should receive updates from their counterpart at the Supplier when a problem has started the escalation process:

• Customer Engineering Manager:

• Technical Support Director:

• Vice President - Operations/Customer Service:

(All AT&T escalation contacts can be reached at their listed primary number or through the Service Center that originated the trouble call.)

Service Level Agreement:

Liquidated Damages

Termination for Convenience

Cancellation

Expiration

Termination of Material Agreement prior to the expiration of maintenance on specific products

Knowledge Base

Technical Support Maintenance Plans (with both software and hardware elements)

Software Maintenance Sections:

Software Corrections

Software Upgrades

Service Levels

Services not covered

Hardware Maintenance Sections:

Hardware Maintenance Levels:

24x7 + 2 hr on site /4 hr repair SLA	NBD Advance replacement
24x7 + 4 Hr on site + 4 hr repair SLA	Scheduled repair periods
24x7 + 4 hr on site no SLA	Work to be performed
(8,10,12) x 5, 4 hr on site	Part quality
(8,10,12) x 5 NDB on site	Services not covered

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Appendix Z - Vendor Expense Policy

AT&T Vendor Expense Policy

AT&T Inc. and Participating Companies

(Updated 2/1/09)

1.0	General

The AT&T Vendor Expense Policy (VEP) provides guidelines to be followed by all vendors of AT&T in requesting reimbursement for business travel, meals and other business related expense. Expenses outside this policy are not reimbursable.

The following principles apply to requests for expense reimbursement:

When spending money that is to be reimbursed, vendors must ensure that an AT&T Company (“Company”) receives proper value in return.

The concept that a vendor and their employees are ‘entitled’ to certain types or amounts of expenditures while conducting business with the Company is erroneous. Personal expenditures reported for reimbursement should be billed exactly as they were incurred. The use of averages for any type expenditure or combination of expenditures is not permitted except as specifically provided or documented in a contract.

Every vendor and AT&T employee who certifies or approves the correctness of any voucher or bill should have reasonable knowledge the expense and amounts are proper and reasonable. In the absence of the adoption of such policy, or existing contractual agreements, these guidelines are considered the minimum requirements for requesting reimbursement of Company funds.

Deviations from this VEP must be approved in writing by the sponsoring Senior Manager or Officer of an AT&T Company.

Employees should refer to the Section entitled “Payments” in the Schedule of Authorizations for Affiliates of AT&T Inc. for appropriate supplier invoice authorization approval levels.

Receipts will be requested and reviewed for any unusual or out of the ordinary expenses or where the approver cannot make a reasonable determination of the propriety of the invoice without a receipt.

The origination of a given expenditure for business purposes is the responsibility of the vendor Incurring the expense and the authorization of that expense is the responsibility of the appropriate level of AT&T management in accordance with the Schedule of Authorizations for Affiliates of AT&T Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

1.1	Non-Reimbursable Expenses

The following is a list, although not all inclusive, of expenses considered not reimbursable:

•	Airline club membership fees, dues, or upgrade coupon

•	Barber/Hairstylist/Beautician Expenses

•	Birthday cakes, lunches, balloons, and other personal celebration/recognition costs

•	Break-room supplies for the supplier, such as coffee, creamer, paper products, soft drinks, snack food

•	Car rental additional fees associated with high speed toll access programs and GPS devices

•	Car Washes

•	Clothing, personal care items, and toiletries

•	Credit card fees

•	Entertainment expenses

•	Expenses associated with spouses or other travel companions

•	Expenses to cover meals or expenses for an AT&T employee, whether in a home location or on official travel

•	Flowers, cards and gifts

•	Health Club and Fitness facilities

•	Hotel pay-per-view movies, Video Games and/or mini bar items

•	Insurance for rental car and or flight

•	Internet access in hotels (added to 3.5)

•	Laundry (except when overnight travel is required for 7 or more consecutive nights)

•	Lost luggage

•	Magazines & newspapers

•	Meals not consistent with AT&T’s Global Employee Expense Policy and or meals not directly required for doing business on the AT&T account (e.g. suppliers cannot voucher lunch with each other simply to talk about AT&T)

•	Medical supplies

•	Membership fees to exercise facilities or social/country clubs

•	Movies purchased while on an airplane

•	Office expenses of suppliers

•	PC, cell phone, and other supplier support expenses (unless specifically authorized in the agreement)

•	Personal entertainment

•	Phone usage on airline unless AT&T business emergency

•	Safe rentals during a hotel stay

•	Surcharges for providing fast service (not related to delivery charges such as Fedex, UPS, etc.). AT&T expects all suppliers to complete the terms of contracts in the shortest period practicable, Charges for shortening the timeframe in which contracts are fulfilled are not permissible.

•	Tips for housekeeping and excessive tips, i.e., in excess of 15% to 18% of cost of meal or services, excluding tax

•	Tobacco Products

•	Traffic or Parking Fines

•	Travel purchased with prepaid air passes.

•	Upgrades on airline, hotel, or car rental fees

•	Water (bottled or dispensed by a supplier), (unless authorized for specific countries where it is recommended that bottled water is used)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

The failure to comply with the above mentioned restrictions will result in the Company refusing payment of charges or pursuing restitution from the vendor.

2.0	Responsibilities

2.1	Vendor’s Responsibility

AT&T’s sponsoring managers will ensure that vendors have been covered on this policy prior to incurring any expenditure. Vendors and their sponsoring AT&T managers are responsible for clarifying any questions or uncertainties they may have relative to reimbursable business expenses.

It is mandatory that financial transactions are recorded in a timely manner. Out-of-pocket business expense(s) for vendors that are not submitted for reimbursement within 90 calendar days from the date incurred are considered non-reimbursable. Company managers who are responsible for approving reimbursable expenses of vendors should ensure they are submitted and approved in a timely manner.

3.0	Travel Policy

Vendors must first consider the feasibility of using videoconferencing or teleconferencing as an alternative to travel. Travel that is to be reimbursed by AT&T should be incurred only as necessary and pre-approved by AT&T (unless otherwise authorized in the agreement).

AT&T reserves the right to dispute any expense submittal and if not verifiable as valid may reject reimbursement. Reimbursements will be made to vendor only after expenses are verified as valid.

3.1	Travel Authorization

Travel requiring overnight stays must be pre-approved by the sponsoring AT&T Senior Manager (5th Level or above) and should be approved only if it is necessary for the vendor to travel to perform required work.

3.2	Travel Reservations

Vendors are expected to procure the most cost efficient travel arrangements, preferably equivalent to the AT&T discount rate. AT&T does not reimburse for travel purchased with prepaid air passes.

3.3	Travel Expense Reimbursement

Vendor travel expenses incurred for company business are reimbursable only as specified in these guidelines. Travel expenses may include the following:

•	Transportation (airfare or other commercial transportation, car rental, personal auto mileage, taxi and shuttle service)

•	Meals and lodging

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

•	Parking and tolls

•	Tips/porter service (if necessary and reasonable)

•	Vendors who stay with friends or relatives or other vendor employees while on a Company business trip will NOT be reimbursed for lodging, nor will they be reimbursed for expenditures made to reciprocate their hospitality by buying groceries, being host at a restaurant, etc.

The expense must be ordinary and necessary, not lavish or extravagant, in the judgment of the AT&T sponsoring management. Any reimbursement request must be for actual expenditures only.

3.4	Air Travel Arrangements

Vendors must select lowest logical airfare (fares available in the market at the time of booking, preferably well in advance of trip to attain lowest possible airfare). Vendors shall book coach class fares for all travel at all times. First class bookings are not reimbursable. Vendors can request business class when a single segment of flight time (“in air time” excluding stops, layovers and ground time) is greater than 8 hours providing the relevant manager pre-approves.

3.5	Hotel Arrangements

AT&T has established Market-Based Room Rate Guidelines for vendors to reference when making hotel reservations in the United States (see Addendum A). U.S. vendors traveling outside the U.S. should reference the GSA, Government Per Diem as a guide:

http://aoprals.state.gov/web920/per_diem.asp. Non-US vendors may use these dollar per diems as a guide, but any locally specified per diems will take precedence. Vendors are expected to abide by these guidelines when making hotel arrangements or use specified AT&T preferred hotels/maximum location rates or reasonably priced hotels outside of the U.S. The AT&T supplier manager can advise which hotel/max rate to use if there is a hotel in the location concerned. AT&T will only reimburse vendors up to the established room rate guideline/AT&T preferred hotel rate in each market, or for actual hotel lodging charges incurred, whichever is less.

There must be a strong business justification for incurring any cost for internet access, and a request for reimbursement must be accompanied by a detailed explanation regarding reason for charge.

Note: Vendors must indicate the number of room nights on the transaction line when invoicing for reimbursement of hotel expenses. Copies of all hotel bills must be made available for any invoice containing lodging charges.

3.6	Ground Transportation

While away from their home location overnight, vendors are expected to utilize rapid transit or local shuttle service. If the hotel provides a complimentary shuttle, vendors are to use this service before paying for transportation. If complimentary service is not provided a taxi or other local transportation is reimbursable as a business expense. Tips provided to taxi drivers cannot exceed 15% of the value of the total fare

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

A rental car is appropriate when the anticipated business cost is less than that of other available public transportation. Except to the extent necessary to accommodate several travelers and/or luggage requirements, vendors will not be reimbursed for automobile rentals other than economy or mid-sized/intermediate models.

“Loss Damage Waiver” and “Extended Liability Coverage” are not considered reimbursable in the US. Prepaid fuel or refueling charges at the time of return are not reimbursable.

Rental cars should be refueled before returning to the rental company, since gas purchased through the rental company carries an expensive refueling service charge.

3.7	Use of Personal Vehicle

When use of personal vehicle is required, the current locally approved mileage rate for miles driven for the business portion of the trip should be the maximum used to determine the amount to be reimbursed.

3.8	Parking

If airport parking is necessary, vendors must use long term parking facilities. Additional costs for short term, valet or covered parking are not reimbursable.

3.9	Entertainment

Entertainment expense is not reimbursable to vendors. Entertainment includes meal expense involving AT&T personnel, golf fees, tickets to events and related incidental expenses. Hotel charges for a pay-per-view movie, individual sightseeing tours, or other individual activities (i.e., golf, sporting event, movie, etc.) are not reimbursable.

3.10	Laundry and Cleaning

Reasonable laundry charges during business trips of seven or more consecutive nights are reimbursable based on actual expenses incurred.

3.11	Communications

•	The actual cost of landline telephone calls for AT&T business is reimbursable. The use of AT&T products is required when available.

•	AT&T will not reimburse vendors for cell phone bills unless approved under the contract. With prior consent of the sponsoring AT&T Senior Manager, only individual calls that exceed a vendor’s rate plan that are necessary to conduct business for AT&T may be reimbursed.

•	Charges for high speed internet access are not reimbursable unless specifically approved in the contract.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

3.12	Business Meals (Travel and Non-Travel)

Vendors are expected to find reasonably priced dining alternatives. As a general rule, vendors are expected to spend USD $42.00 or less per day (or local currency equivalent) inclusive of tax and gratuity or to abide by the legally specified per diem applicable in the Vendor’s country. This includes all meals, beverages and refreshments purchased during the day. Requests for reimbursement should break out the amount for meals and list the related number of travel days. If breakfast is offered as part of the hotel accommodation rate, no additional reimbursement will be permitted for breakfast. Vendors may not submit expenses to cover meals or expenses for an AT&T employee, whether in a home location or on official travel.

AT&T managers authorizing invoices will be held accountable for ensuring that vendors are following this policy and are spending Company funds economically.

3.13	Flowers, Greeting Cards, Gifts and Incentive Awards

The cost of gifts, flowers, birthday lunches, or greeting cards is considered a personal expense and is not reimbursable. For example, vendors making a donation or providing a gift for a fund-raiser for AT&T may not submit such an expense to AT&T for reimbursement.

3.14	Loss or Damage to Personal Property

The Company assumes no responsibility for loss or damage to a vendor’s personal property during business functions or hours.

3.15	Publications

Subscriptions to or purchases of magazines, newspapers and other publications are not reimbursable.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Addendum A AT&T U.S. 2009 Hotel Room Rate Only Guidelines

This Chart applies to the U.S. locations. For Travel outside of the U.S., travelers should exercise prudent judgment and select reasonably priced hotels, based on local market conditions. Employees traveling outside the U.S. should reference the GSA,

Government Per Diems as a guide http://aoprals.state.gov/web920/per_diem.asp. U.S. Cities not listed on this Hotel Room Rate Only Guideline Matrix, default to $110.00 nightly rate. On occasion an AT&T Preferred Property may exceed the rate guideline for a season (s) or particular city, but has been added due to demand within the market. However, if an alternate Preferred Property within the guideline is offered it should be accepted when available. You may select the Preferred Property that is over the Guideline if it is the option that is available, selecting the appropriate reason code.

City	St	2009 Guide	City	St	2009 Guide	City	St	2009 Guide	City	St	2009 Guide
Anchorage	AK	$200	Boulder	CO	$185	South Bend	IN	$120	Rockville Center	NY		$140
Fairbanks	AK	$150	Colorado Springs	CO	$125	Merriam	KS	$90	Syracuse	NY		$150
Glennallen	AK	$135	Denver	CO	$185	Overland Park	KS	$90	Vestal	NY		$140
Ketchikan	AK	$155	Englewood	CO	$165	Shawnee	KS	$120	White Plains	NY		$250
Kodiak	AK	$140	Greenwood Village	CO	$165	Topeka	KS	$90	Woodbury	NY		$125
Birmingham	AL	$120	Glastonbury	CT	$135	Covington	KY	$140	Tarrytown	NY		$200
Decatur	AL	$90	Hartford	CT	$200	Louisville	KY	$135	Beachwood	OH		$125
Hoover	AL	$125	Meriden	CT	$90	Covington	LA	$90	Boardman	OH		$95
Huntsville	AL	$140	New Haven	CT	$155	Metairie	LA	$140	Centerville	OH		$90
Montgomery	AL	$95	New London	CT	$95	Monroe	LA	$90	Cleveland	OH		$125
Mobile	AL	$120	Rocky Hill	CT	$120	New Orleans	LA	$140	Columbus	OH		$120
Tuscaloosa	AL	$95	Stamford	CT	$185	Vidalia	LA	$90	Dublin	OH		$120
Bryant	AR	$90	Washington	DC	$300	Boston	MA	$300	Fairborn	OH		$90
El Dorado	AR	$95	Wilmington	DE	$185	Burlington	MA	$135	Mayfield Village	OH		$95
Fayetteville	AR	$90	Altamonte Springs	FL	$120	Cambridge	MA	$279	Niles	OH		$90
Fort Smith	AR	$95	Boynton Beach	FL	$120	Dedham	MA	$150	North Olmsted	OH		$120
Hardy	AR	$70	Dania Beach	FL	$120	Framingham	MA	$165	Orange Village	OH		$90
Little Rock	AR	$135	Fort Lauderdale	FL	$135	Lowell	MA	$120	Perrysburg	OH		$90
Mountain Home	AR	$70	Jacksonville	FL	$135	Marlborough	MA	$150	Reynoldsburg	OH		$70
North Littlerock	AR	$70	Kendall	FL	$120	Natick	MA	$165	Richfield	OH		$90
Pine Bluff	AR	$70	Key Largo/Tavernier	FL	$135	Stoughton	MA	$165	Moore	OK		$90
Rogers	AR	$90	Key West	FL	$200	Baltimore	MD	$250	Oklahoma City	OK		$120
Russellville	AR	$90	Lake City	FL	$90	Columbia	MD	$165	Owasso	OK		$90
Springdale	AR	$90	Lake Mary	FL	$95	Greenbelt	MD	$185	Ponca City	OK		$70
VanBuren	AR	$90	Lakeland	FL	$135	Linthicum Heights	MD	$140	Coos Bay	OR		$70
Chandler	AZ	$135	Marathon	FL	$135	Portland	ME	$120	Portland	OR		$165
Mesa	AZ	$135	Maitland	FL	$120	Battlecreek	MI	$90	Tigard	OR		$135
Phoenix	AZ	$120	Miami	FL	$165	Canton	MI	$90	Allentown	PA		$95
Rio Rico	AZ	$90	Miami Beach	FL	$165	Dearborn	MI	$95	Audubon	PA		$125
Scottsdale	AZ	$185	Orlando	FL	$125	Detroit	MI	$125	Bensalem	PA		$90
Tempe	AZ	$165	Palm Beach	FL	$165	Farmington Hills	MI	$90	Coraopolis	PA		$120
Tucson	AZ	$125	Plantation	FL	$120	Holland	MI	$70	Essington	PA		$125
Yuma	AZ	$120	San Augustine	FL	$135	Livonia	MI	$90	Glen Mills	PA		$140
Anaheim	CA	5125	Sunrise	FL	$120	Marquette	MI	$90	Harrisburg	PA	$	I20
Buena Park	CA	$125	Tallahassee	FL	$125	Novi	MI	$95	King of Prussia	PA		$140
Burbank	CA	$150	Tamarac	FL	$135	Port Huron	MI	$70	Philadelphia	PA		$176
Burlingame	CA	$150	Tampa	FL	$140	Saginaw	MI	$90	Pittsburgh	PA		$185
Cerritos	CA	$150	West Palm Beach	FL	$185	Southfield	MI	$135	Wayne	PA		$140
Chico	CA	$90	Albany	GA	$90	Walker	MI	$90	Anderson	SC		$95
City of Industry	CA	$125	Alpharetta	GA	$150	Warren	MI	$90	Charleston	SC		$120
Clovis	CA	$90	Athens	GA	$95	Baxter	MN	$90	Duncan	SC		$90
Concord	CA	$140	Atlanta	GA	$160	Bloomington	MN	$120	Florence	SC		$90

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Coronado	CA	$350	Augusta	GA	$120	Deluth	MN	$110	Myrtle Beach	SC	$150
Costa Mesa	CA	$125	Brunswick	GA	$120	Minneapolis	MN	$185	Brentwood	TN	$120
Cupertino	CA	$185	Carrollton	GA	$90	St Paul	MN	$150	Crossville	TN	$70
Del Mar	CA	$150	Columbus	GA	$120	Bridgeton	MO	$120	Knoxville	TN	$90
Dublin	CA	$120	Dublin	GA	$90	Columbia	MO	$90	Franklin	TN	$120
El Segundo	CA	$185	Duluth	GA	$120	Earth City	MO	$90	Memphis	TN	$125
Emeryville	CA	$165	Dunwoody	GA	$90	Fenton	MO	$90	Johnson City	TN	$95
Escondido	CA	$90	Griffin	GA	$90	Festus	MO	$70	Knoxville	TN	$90
Eureka	CA	$120	Lawrenceville	GA	$90	Jefferson City	MO	$95	Memphis	TN	$125
Garden Grove	CA	$125	Lithia Springs	GA	$90	Joplin	MO	$70	Nashville	TN	$120
North Glendale	CA	$200	Macon	GA	$70	Kansas City	MO	$135	Abilene	TX	$90
Hayward	CA	$90	Newnan	GA	$90	Kirkwood	MO	$90	Addison	TX	$140
Hollywood	CA	$185	Norcross	GA	$90	Lees Summit	MO	$90	Arlington	TX	$125
Irvine	CA	$165	Peachtree City	GA	$120	Maryland Heights	MO	$120	Austin	TX	$120
La Jolla	CA	$155	Savannah	GA	$135	Saint Charles	MO	$95	Beaumont	TX	$95
Livermore	CA	$125	Roswell	GA	$90	Saint Louis	MO	$120	Corpus Christi	TX	$120
Long Beach	CA	$185	Tifton	GA	$90	Springfield	MO	$90	Dallas	TX	$140
Los Angeles	CA	$185	Warner Robins	GA	$70	Jackson	MS	$120	Frisco	TX	$120
Merced	CA	$125	Honolulu	HI	$230	McComb	MS	$90	Houston	TX	$135
Milpitas	CA	$150	Kailua Kona	HI	$150	Natchez	MS	$70	Irving	TX	$140
Modesto	CA	$125	Kihei	HI	$200	Ocean Springs	MS	$90	Lubbock	TX	$90
Montebello	CA	$125	Waikoloa	HI	$200	Tupelo	MS	$90	Mcallen	TX	$90
Napa	CA	$165	Desmoines	IA	$135	Asheville	NC	$120	Midland	TX	$90
Ontario	CA	$120	Johnston	IA	$120	Carolina Beach	NC	$120	Plano	TX	$150
Orange	CA	$125	Urbandale	IA	$90	Charlotte	NC	$135	Richardson	TX	$120
Pasadena	CA	$185	Ammon	ID	$90	Durham	NC	$150	San Antonio	TX	$150
Petaluma	CA	$90	Alsip	IL	$90	Gastonia	NC	$90	Texarkana	TX	$90
Pleasanton	CA	$125	Arlington Heights	IL	$120	Goldsboro	NC	$90	Tyler	TX	$90
Rancho Cordova	CA	$155	Barrington	IL	$70	Morrisville	NC	$120	Waxahachie	TX	$90
Riverside	CA	$90	Bedford Park	IL	$150	Raleigh	NC	$115	The Woodlands	TX	$135
Rocklin	CA	$135	Bourbonnais	IL	$90	Omaha	NE	$90	Salt Lake City	UT	$135
Rosemead	CA	$140	Champaign	IL	$135	Basking Ridge	NJ	$185	Arlington	VA	$210
Sacramento	CA	$135	Chicago	IL	$165	Bernardsville	NJ	$200	Chantilly	VA	$200
Salinas	CA	$150	Danville	1L	$90	Bridgewater	NJ	$210	Chester	VA	$135
San Carlos	CA	$90	Danville	IL	$90	Cranbury	NJ	$140	Dulles	VA	$230
Sail Diego	CA	$155	Downers Grove	IL	$90	Eatontown	NJ	$120	Fairfax	VA	$200
San Francisco	CA	$230	Elmhurst	IL	$135	Edison	NJ	$140	Falls Church	VA	$200
San Gabriel	CA	$140	Fairview Heights	IL	$90	Elizabeth	NJ	$165	Glen Allen	VA	$125
San Jose	CA	$135	Glenview	IL	$70	Fair Lawn	NJ	$165	Hampton	VA	$135
San Luis Obispo	CA	$120	Gurnee	IL	$90	Florham Park	NJ	$185	Herndon	VA	$210
San Mateo	CA	$200	Hoffman Estates	IL	$110	Iselin	NJ	$140	Norfolk	VA	$135
San Rafael	CA	$125	Lincolnshire	IL	$185	Mahwah	NI	$185	Richmond	VA	$135
San Ramon	CA	$185	Lisle	IL	$140	Morristown	NJ	$200	Sandston	VA	$135
Santa Ana	CA	$125	Naperville	IL	$120	Newark	NI	$165	Sterling	VA	$210
Santa Clara	CA	$185	Northbrook	IL	$135	Paramus	NJ	$185	Tysons Corner	VA	$230
Santa Monica	CA	$250	Ofallon	IL	$70	Parsippany	NJ	$200	Vienna	VA	$210
South San Francisco	CA	$135	Palatine	IL	$90	Piscataway	NJ	$165	Bellevue	WA	$185
Stevenson Ranch	CA	$90	Peoria	IL	$90	Princeton	NJ	$140	Bothell	WA	$135
Stockton	CA	$95	Rockford	IL	$120	Ramsey	NJ	$90	Kirkland	WA	$210
Susanville	CA	$90	Rolling Meadows	IL	$90	Red Bank	NJ	$140	Lynnwood	WA	$140
Temecula	CA	$135	Rosemont	IL	$140	Saddle Brook	NJ	$165	Redmond	WA	$150
Torrance	CA	$120	Schaumburg	IL	$125	Saddle River	NJ	$200	Seattle	WA	$185
Ukiah	CA	$90	Springfield	IL	$90	Short Hills	NJ	$165	Spokane	WA	$120
Universal City	CA	$185	Vernon Hills	IL	$90	Somerset	NJ	$135	Tacoma	WA	$200
Valencia	CA	$135	Westmont	IL	$90	Teaneck	NJ	$300	Tukwila	WA	$185
Van Nuys	CA	$120	Willowbrook	IL	$95	Tinton Falls	NJ	$150	Woodinville	WA	$185
Walnut Creek	CA	$165	Bloomington	IN	$90	Warren	NJ	$165	Green Bay	WA	$90
Watsonville	CA	$90	Cannel	IN	$120	Whippany	NJ	$230	Kenosha	WA	$90
West Sacramento	CA	$90	Columbus	IN	$90	Woodcliff Lake	NJ	$200	Kimberly	WI	$90
Willits	CA	$90	Fishers	IN	$95	Henderson	NV	$160	Madison	WI	$95
Woodland	CA	$90	Indianapolis	IN	$140	Las Vegas	NV	$150	Mukwonago	WI	$70
Yorba Linda	CA	$95	Muncie	IN	$70	Pahrump	NV	70	Oshkosh	WI	$90

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.C

Reno	NV	$135	Pewaukee	WI	$95
Albany	NY	$140	Waukesha	WI	$70
Cheektowaga	NY	$125	Wauwatosa	WI	$70
Fishkill	NY	$155	Beckley	WV	$90
Jamaica	NY	$165	Charleston	WV	$90
New York	NY	$350	Hurricane	WV	$90
Plainview	NY	$200
Rochester	NY	$165

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

BLANK PAGE

Amendment

20100106.054.A.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.A.001

Amendment 1 to AT&T-Mobile Iron Resale Agreement

This Amendment, effective on the date when signed by the last Party (“Amendment Effective Date”), and supplementing Agreement No. 20100106.054.C (the “Agreement”), is by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. In the event there is a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control.

RECITALS

Supplier and AT&T are Parties to a Resale Agreement (No. 20100106.054.C) effective April 22, 2010 (the “Agreement”) under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

THEREFORE, AT&T and Supplier agree as follows:

1.	Definitions

a)	The following sections shall be added in the Agreement:

Section 2.31, Hardware, shall be added as follows:

Section 2.31 Hardware

“Hardware” means any Material to the extent it is a tangible product or equipment.

Section 2.32, Subcontractor, shall be added as follows:

Section 2.32 Subcontractor

“Subcontractor” means any person or entity that Supplier subcontracts to perform all or any part of Supplier’s obligations under this Agreement. “Subcontractor” shall include any person or entity at any tier of subcontractors, and shall not be limited to those persons or entities with a direct relationship with Supplier.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.A.001

2.	General Terms

b)	The following sections shall be deleted and replaced in the Agreement:

Section 3.15, Government Contract Provisions, shall be deleted and replaced as follows:

Section 3.15 Government Contract Provisions

a.	General. From time to time, AT&T provides materials and/or services to AT&T’s government customers in connection with corresponding agreements between AT&T and such customers; and when such materials and/or services are provided by an AT&T supplier, then, to the extent specified in subsections 3.15(b) and 3.15(c) below, the terms and conditions of the corresponding agreement (including any government-imposed requirements that are unique to a specific opportunity and, therefore, not listed in this Section 3.15) applicable to the materials and/or services provided by AT&T’s supplier will be binding upon AT&T’s supplier as if it were the contractor thereunder including, but not limited to, flowdowns from the Federal Acquisition Regulation (FAR) and any agency supplements thereto, and all applicable Executive Orders and statutes including Section 508 of the Rehabilitation Act of 1973, as amended. If AT&T’s supplier is providing a “commercial item” as that term is defined in FAR 2.101, those terms will include at a minimum those clauses required by FAR 52.212-5 (d) (1) and (e)(1) Alt. II which can be found at https://www.acquisition.gov/far and those clauses required by the Department of Defense FAR Supplement (DFARS) 252.212-7001 (c) which can be found at http://www.acq.osd.mil/dpap/dars/dfars/html/current/tochtml.htm. AT&T makes copies of the applicable agreements available to AT&T’s suppliers upon request.

b.	When AT&T provides Materials and/or Services to AT&T’s government customers in connection with agreements between AT&T and the Western States Contracting Alliance (“WSCA”) (each a “WSCA Customer”), such Materials and/or Services are provided under the terms and conditions of the corresponding WSCA agreement applicable to the Materials and/or Services provided by the Supplier and those terms and conditions will be binding upon Supplier as if it were the contractor under the WSCA Agreement.

c.	AT&T may provide Materials and/or Services to all other government customers in connection with corresponding agreements between AT&T and such customers (each a “Government Contract”) provided that where an Order for Materials and/or Services is for a Government Contract, AT&T must so specify in the Order, and no terms or conditions of the corresponding Government Contract will be binding upon Supplier unless Supplier specifically agrees in writing to be bound by such terms or conditions (whether for one or more specific Orders, one or more specific Government Contracts or for Government Contracts in general).

d.	Notwithstanding Section 3.15(a) (c), AT&T may not provide Hardware to any such WSCA Customer or Government Contract, and the provisions of this Section 3.15 will not apply to Hardware, unless and only to the extent expressly agreed in writing by Supplier.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

c)	The following sections shall be added in the Agreement as follows:

Section 3.46, Ethical Business Practice, shall be added as follows:

Section 3.46 Ethical Business Practice

[* * *]

Each Party hereby represents and warrants that the employees, temporary workers, agents, consultants, partners, officers, directors, members or representatives of such Party and its subcontractors, if any, performing Services or other activities under this Agreement (each and any of the foregoing individuals, for the purpose of this clause, a “Representative” of such Party) shall comply with the US Foreign Corrupt Practices Act and all applicable anticorruption laws. A Party’s Representatives shall not directly or indirectly pay, offer, give, promise to pay or authorize the payment of, any portion of the compensation received in connection with this Agreement or any other monies or other things of value in connection with its performance to a Government Official, defined below, to obtain or retain business or secure any improper advantage nor shall it knowingly permit such actions by a third party in connection with this Agreement. Government Official means (i) an officer or employee of any government or any department, agency, or instrumentality thereof, including government-owned or government-controlled commercial entities; (ii) an officer or employee of a public international organization; (iii) any person acting in an official capacity for or on behalf of any government or department, agency, or instrumentality or public international organization; (iv) any political party or official thereof; (v) any candidate for political office; or (vi) any other person, individual or entity at the suggestion, request or direction or for the benefit of any of the above-described persons or entities.

3.	Special Terms

a)	The following section shall be deleted and replaced in the Agreement:

Section 4.18, Supplier’s EULA, Materials Warranty, and Maintenance Agreement, shall be deleted and replaced as follows:

4.18 Supplier’s EULA, Materials Warranty, and Maintenance Agreement

a.	For purposes of AT&T’s distribution of Supplier’s licensed Material, Supplier’s warranties, and Supplier’s maintenance agreements, Supplier agrees to provide AT&T and Customers with copies of any EULA, any statement of warranty that accompanies Material (“Materials Warranty”), and standard maintenance services agreement (“Maintenance Agreement”) authorized or required by Supplier or its original equipment manufacturers or licensors (the EULA, the Materials Warranty and the Maintenance Agreement are, at times, referred to herein as the “Supplier’s Material”). For reference, a copy of the current version of the EULA is attached hereto as Appendix R-1, a copy of the current version of the Materials Warranty is attached hereto as Appendix R-2, and a copy of the Maintenance Agreement is attached hereto as Appendix R-3. Supplier shall also maintain copies of Supplier’s Material on the World Wide Web accessible by AT&T and AT&T’s existing or potential Customers, shall maintain a web link to enable AT&T and AT&T’s existing or potential Customers to access Supplier’s Material via the Internet, shall make commercially reasonable efforts to maintain the same web link for the term of this Agreement, and shall provide AT&T with that link upon execution of this Agreement. [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.A.001

b.	Supplier further agrees that it will be Supplier’s responsibility to include a copy of Supplier’s Material that it generally includes with its Materials, when the Materials are shipped or Software is delivered electronically to AT&T’s Customer, together with instructions directing the AT&T Customer:

1.	To read the EULA prior to opening the Software package (if shipped) or accepting electronic delivery of the Software.

2.	That the breaking of the seal of the software package or acceptance of electronically delivered software constitutes agreement with and acceptance of the terms and conditions of the EULA.

c.	Except as set forth in sub-section (g) below, AT&T will not be a party to any such EULA, Maintenance Agreement, nor to any Materials Warranty, and the obligations of all such Supplier’s Material shall flow directly from Supplier to AT&T’s Customer. AT&T will have no obligations with respect to the licensing of Software or to the warranting of any Materials or Services, other than as may be expressly set forth in this Section. However, AT&T and not Supplier shall invoice Customer for any payments that may become due from Customer, and AT&T and not Supplier shall collect and receive payments from AT&T’s Customer on account of any such invoice. Any other obligations as set forth in Supplier’s Material will be strictly between Supplier and AT&T’s Customer.

d.	Except as AT&T’s Customer may otherwise agree through its acceptance of the terms of Supplier’s Material (including without limitation acceptance thereof by a Government Customer through any of sub-sections (g)(i), (ii), or (iii)), Supplier’s warranty and the rights of AT&T under the Sections entitled “Infringement,” and “Warranty,” shall hereby be deemed to also be given for the benefit of AT&T’s Customers, and AT&T may disclose the provisions of such Sections to its Customers. If there is a conflict between the terms of the Supplier’s Material and the preceding sentence, the terms of Supplier’s Material control.

e.	Supplier shall indemnify, hold harmless, and defend AT&T and other indemnified parties harmless from and against Loss in connection with, arising out of, or resulting from any Claim, as provided in the Sections entitled “Indemnity” and “Infringement”.

f.	AT&T agrees to promptly notify Supplier of any Claim and cooperate with Supplier, upon request and at Supplier’s expense, as provided in the Section entitled “Indemnity”.

g.

Supplier acknowledges and agrees that certain of AT&T’s Customers that are State, Federal, local and municipal agencies, departments, political subdivisions and related entities or WSCA Customers purchasing pursuant to government contracts (collectively, “Government Customers”) require certain different treatment with respect to the issues dealt with in this

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Agreement 20100106.054.A.001

Section. Supplier hereby agrees that the terms and conditions in this sub-section (g) apply to such Government Customers, and that all of this Section continues to apply to such Government Customers except as expressly modified by this sub-section (g). Specifically, Supplier acknowledges that certain Government Customers insist on contracting directly and solely with AT&T, and may refuse to enter into contracts with Supplier or otherwise deal directly with Supplier for Tier 1 support and maintenance. In order to have such Government Customers agree to the EULA, Supplier hereby agrees that AT&T may take any of the following actions with respect to the EULA when responding to a request for proposal or request for information or otherwise contracting with Government Customers:

i.	have the Government Customer accept Supplier’s EULA through the web link referenced in sub-section (a) above, or Supplier’s other, standard acceptance methods in place at that time;

ii.	have the Government Customer agree to a version of Supplier’s EULA, a true and correct copy of which is attached hereto in Appendix R-1;

iii.	in the event that neither sub-section (g)(i) nor sub-section (g)(ii) is acceptable to the Government Customer, have the Government Customer agree to a sub-license of the EULA from AT&T; or

iv.	in the event that none of sub-section (g)(i) through sub-section (g)(iii) is acceptable to the Government Customer, Supplier and AT&T may mutually agree in writing, as part of any agreement by Supplier under Section 3.15(c), that certain terms and conditions may apply in addition to or, by express agreement, instead of, the EULA (“Government Customer Flow Downs”).

(For clarity, in sub-sections (g)(i) and (ii), the Government Customer will be agreeing to the terms of the EULA directly with Supplier, and AT&T will not be a party to that EULA.)

Pursuant to sub-section (g)(iii), Supplier hereby grants AT&T a limited, nonexclusive, royalty-free, license to the Software, during the term of this Agreement, only for the purpose of allowing and only to the extent necessary to allow AT&T to sub-license the Software to AT&T’s Government Customers on whose behalf AT&T has purchased licenses to the Software under this Agreement, under the EULA, for the term and territory and in the quantities and types licensed. Such sub-licenses may be perpetual if that is what was purchased, and shall survive any termination or expiration of this Agreement in accordance with the terms of the EULA. In the event of any uncured material breach of the EULA by such Government Customer, AT&T shall cooperate with Supplier in exercising Supplier’s termination rights under the EULA. For purposes of clarification, the Parties intent is that the right to sublicense granted by Supplier to AT&T be broad enough so that AT&T may grant the Government Customer the license that Supplier would have granted such Government Customer (had the Government Customer been willing to receive a license directly from Supplier), and that no termination of this Agreement leave AT&T having granted more rights to such Government Customer under this sub-section (g) than it had the right to sublicense hereunder. AT&T may represent and warrant to such Government Customers that it has the right to grant such sub-license. AT&T shall only be a party to the EULA for the limited purposes set forth in this paragraph.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

Agreement 20100106.054.A.001

In addition, with respect to Government Customers, Supplier hereby agrees that (A) the Materials Warranty and Maintenance Agreement flow directly to AT&T; (B) AT&T may pass through the Materials Warranty and Maintenance Agreement to its Government Customers to the fullest extent allowed by applicable law; (C) the Government Customers are intended third-party beneficiaries of the Materials Warranty and Maintenance Agreement; and (D) Supplier will fully cooperate with and assist AT&T in fulfilling any and all Supplier obligations under the Materials Warranty and Maintenance Agreement for the benefit of such Government Customers.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20100106.054.C to be executed, as of the date the last Party signs.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Robert B. Tinker	By:	/s/ Anthony Cohen

Printed Name:	Robert B. Tinker	Printed Name:	Anthony Cohen

Title:	CEO	Title:	Senior Contract Manager

Date:	Aug. 18, 2011	Date:	August 16, 2011

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

BLANK PAGE

Amendment

20100106.054.A.002

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.A.002

Amendment 2 to AT&T-Mobile Iron Resale Agreement

This Amendment (the “Amendment 2”), effective on the date when signed by the last Party (“Amendment Effective Date”), and supplementing Agreement No. 20100106.054.C (the “Agreement”), is by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. In the event there is a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control. All capitalized terms not otherwise defined in this Amendment 2 shall have the meanings assigned to them in the Agreement.

RECITALS

Supplier and AT&T are Parties to a Resale Agreement (No. 20100106.054.C) effective April 22, 2010 (the “Agreement”) under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

WHEREAS, Supplier and AT&T entered into Amendment No. 20100106.054.A.001 to the Agreement on August 18, 2011 (the “Amendment 1”);

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Section 4.18.h, Supplier’s EULA, Materials Warranty, and Maintenance Agreement, shall be added as follows:

h.

Supplier acknowledges and agrees that certain Government Customers who have entered In Government Contracts with AT&T may require that Supplier agree to be bound by the Government Customer’s flow down terms that require flow down to subcontractors and that, absent such an agreement, such Government Customers will not accept Supplier’s Materials. Supplier agrees that with respect to the Government Contracts identified in Appendix F (the “Identified Government Contracts”), the terms that are required to be imposed by AT&T on subcontractors as contained in such Identified Government Contracts in the form provided by AT&T to Supplier on or about the date indicated in Appendix F (the “Government Customer Flow Downs”) shall apply to Supplier, to the extent that Supplier is a subcontractor under such Government Contract, except as otherwise set forth in Appendix F (the “Exclusions”). Any changes to the terms of the Identified Government Contracts that are made after the date indicated in Appendix F are not binding on Supplier until Supplier has reviewed the changes and has agreed to be bound by them as written or subject to Exclusions. The Government Customer Flow Downs excluding the Exclusions are referred to herein as the “Agreed Government Customer Flow Downs.” The parties may, from time to time, update Appendix F to include additional Identified Government Contracts, Government Customer Flow Downs and Exclusions, provided that any changes to Appendix F require both AT&T and Supplier’s written agreement. Supplier acknowledges and agrees that it has had the opportunity to review these Government Customer How Downs and Supplier agrees to accept Orders placed by AT&T on behalf of these

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.A.002

Government Customers. Such Orders will name the Government Customer and Supplier agrees to fulfill the obligations required of AT&T’s subcontractor for that Government Customer under those Agreed Government Customer Flow Downs.

2.	Appendix F is hereby added to the Amendment as attached hereto.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20100106.054.C to be executed, as of the date the last Party signs.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike Morrissey	By:	/s/ Anthony Cohen

Printed Name:	Mike Morrissey	Printed Name:	Anthony Cohen

Title:	VP, Legal	Title:	Senior Contract Manager

Date:	June 21, 2012	Date:	June 21, 2012

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.A.002

Appendix F - List of Government Customers, Identified Government Contracts and Exclusions

The following Government Customers have their own Government Customer Flow Downs as described in Section 4.18.h which are Accepted by Supplier for all current and future Orders, to the extent that they are required of AT&T’s subcontractors and are not listed under the Exclusions:

State of Illinois

I.	Government Customers

Government Customer	Identified Government Contract	Date Provided to Supplier		Exclusion(s)
State of Illinois	Solicitation Document, Mobile Device Management Application/IPB Reference # PBC 12-65124 (pp. 1-38) Contract signed by AT&T and Central Management Services, PBC# 12-65124 (“Illinois Contract”)	April 30, 2012	•	Supplier’s Materials or Service are not completely compliant with Section 508 of the Rehabilitation Act, to the extent this amendment applies to the Illinois contract. Supplier’s Materials and Service adhere to the general human interface design conventions of the device operating system platforms upon which they run. This allows the Materials or Service to support various accessibility features that are native to the device operating system platform. For example, on the Apple iOS devices, visually-impaired users can use the VoiceOver feature to speak items shown in the Materials’ or Service’s user interface. There is also accessibility functionalities built into the Android platform. So even if Supplier itself has not yet built specific accessibility features, the Materials or Service supports some features if they are included in the device operating system platform (e.g., Apple iOS, Android).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

BLANK PAGE

20100106.054.A.003

Amendment

20100106.054.A.003

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.003

Amendment 3 to AT&T-Mobile Iron Resale Agreement

This Amendment (the “Amendment 3”), effective on the date when signed by the last Party (“Amendment Effective Date”), and supplementing Agreement No. 20100106.054.C, as previously amended (the “Agreement”), is by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.” In the event there is a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control. All capitalized terms not otherwise defined in this Amendment 3 shall have the meanings assigned to them in the Agreement.

RECITALS

Supplier and AT&T are Parties to a Resale Agreement (No. 20100106.054.C) effective April 22, 2010 (the “Agreement”) under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

WHEREAS, Supplier and AT&T entered into Amendment No. 20100106.054.A.002 to the Agreement on June 21, 2012 (the “Amendment 2”);

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	The Parties hereby update Appendix F to Amendment 2 to include the additional Identified Government Contract set forth in Attachment 1.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

20100106.054.A.003

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20100106.054.C to be executed, as of the date the last Party signs.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Mike Morrissey	Printed Name:	Philip Jurecky

Title:	VP Legal	Title:	Senior Contract Manager

Date:	August 29, 2012	Date:	August 29, 2012

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

20100106.054.A.003

Attachment 1

Government Customer	Identified Government Contract	Date Provided to Supplier	Exclusion(s)
State of New York	State of New York Comprehensive Telecommunications Services Contract	April 12, 2012	None.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

BLANK PAGE

Agreement 20100106.054.A.004

Amendment 4 to AT&T-Mobile Iron Resale Agreement

This Amendment (the “Amendment 4”), effective on the date when signed by the last Party (“Amendment Effective Date”), and supplementing Agreement No. 20100106.054.C, as previously amended (the “Agreement”), is by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.” In the event there is a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control. All capitalized terms not otherwise defined in this Amendment 4 shall have the meanings assigned to them in the Agreement.

RECITALS

Supplier and AT&T are Parties to a Resale Agreement (No. 20100106.054.C) effective April 22, 2010, as amended (the “Agreement”) under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Appendix F, “List of Government Customers, Identified Government Contracts and Exclusions”, is deleted in its entirety and replaced with Appendix F as attached to this Amendment.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.A.004

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20100106.054.C to be executed, as of the date the last Party signs.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Mike Morrissey	Printed Name:	Philip Jurecky

Title:	V.P., Legal	Title:	Senior Contract Manager

Date:	Nov. 20, 2012	Date:	11/20/12

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.A.004

Appendix F - List of Government Customers, Identified Government Contracts and Exclusions

The following Government Customers have their own Government Customer Flow Downs as described in Section 4.18.h which are Accepted by Supplier for all current and future Orders, to the extent that they are required of AT&T’s subcontractors and are not listed under the Exclusions:

I.	Government Customers

Government Customer	Identified Government Contract	Date Provided to Supplier		Exclusion(s)
State of Illinois	Solicitation Document, Mobile Device Management Application/IPB Reference # PBC 12-65124 (pp. 1-38) Contract signed by AT&T and Central Management Services, PBC# 12-65124 (“Illinois Contract”)	April 30, 2012	•	Supplier’s Materials or Service are not completely compliant with Section 508 of the Rehabilitation Act, to the extent this amendment applies to the Illinois contract. Supplier’s Materials and Service adhere to the general human interface design conventions of the device operating system platforms upon which they run. This allows the Materials or Service to support various accessibility features that are native to the device operating system platform. For example, on the Apple iOS devices, visually-impaired users can use the VoiceOver feature to speak items shown in the Materials’ or Service’s user interface. There is also accessibility functionalities built into the Android platform. So even if Supplier itself has not yet built specific accessibility features, the Materials or Service supports some features if they are included in the device operating system platform (e.g., Apple iOS, Android).
State of New York	State of New York Comprehensive Telecommunications Services Contract	April 12, 2012		None
State of Indiana	Quantity Purchase Award Agreement # For Wireless Communication Services and Equipment EDS #D20-2-ATT Mobility	November 14, 2012		None

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

BLANK PAGE

Amendment

20100106.054.A.005

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.A.005

Amendment 5

to

AT&T-Mobile Iron Resale Agreement

This Amendment (this “Amend.”), effective on the date when signed by the last of the two Parties to so sign, and amending Resale Agreement No, 20100106.054.C effective April 22, 2010 (the “Agreement”), is between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”). In the event of a conflict between the terms of this Amend. and the terms of the Agreement, the terms of this Amend. will control. Capitalized terms used but not otherwise defined in this Amend. shall have the meanings assigned to them in the Agreement.

*        *        *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

Appendix F, “List of Government Customers, Identified Government Contracts and Exclusions,” is deleted in its entirety and replaced with Appendix F as attached to this Amend.

*        *        *

The terms and conditions of the Agreement in all other respects remain unchanged and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document. This Amend. May be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.A.005

IN WITNESS WHEREOF, each Party has caused this Amend. to signed by its duly authorized representative,

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Mike Morrissey	Printed Name:	Philip Jurecky

Printed Title:	VP Legal	Title:	Senior Contract Manager

Date:	Jan. 28, 2013	Date:	Jan. 28, 2013

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.A.005

Appendix F - List of Government Customers, Identified Government Contracts and Exclusions

The following Government Customers have their own Government Customer Flow Downs as described in Section 4.18.h which are Accepted by Supplier for all current and future Orders to the extent that they are required of AT&T’s subcontractors and are not listed under the Exclusions:

I.	Government Customers

Government Customer	Identified Government Contract	Date Provided to Supplier	Exclusion(s)
State of Illinois	Solicitation Document, Mobile Device Management Application/IPB Reference # PBC 12-65124 (pp. 1-38) Contract signed by AT&T and Central Management Services, PBC# 12-65124 (“Illinois Contract”)	April 30, 2012	Supplier’s Materials or Service are not completely compliant with Section 508 of the Rehabilitation Act, to the extent Section 4.18.h (Supplier’s EULA, Materials Warranty, and Maintenance Agreement) applies to the Illinois Contract. Supplier’s Materials and Service adhere to the general human interface design conventions of the device operating system platforms upon which they run. This allows the Materials or Service to support various accessibility features that are native to the device operating system platform. For example, on the Apple iOS devices, visually-impaired users can use the VoiceOver feature to speak items shown in the Materials’ or Service’s user interface. There are also accessibility functionalities built into the Android platform. So even if Supplier itself has not yet built specific accessibility features, the Materials or Service supports some

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.A.005

Government Customer	Identified Government Contract	Date Provided to Supplier		Exclusion(s)
features if they are included in the device operating system platform (e.g., Apple iOS, Android).
State of New York	State of New York Comprehensive Telecommunications Services Contract	April 12, 2012		None
State of Indiana	Quantity Purchase Award Agreement # For Wireless Communication Services and Equipment EDS #D20-2-ATT Mobility	November 14, 2012		None
State of Florida	Mobile Communications Services, AT&T Contract, Contract No.: DMS-10/11-008A (“Florida Contract”)	April 17, 2012	•	Supplier currently cannot meet all portions of all laws, rules, codes, ordinances, and licensing requirements and regulations applicable to the performance of the Florida Contract and the conduct of its business, Specifically, Supplier’s products and services are not completely compliant with Section 508 of the Rehabilitation Act, to the extent Section 4.18.h (Supplier’s EULA, Materials Warranty, and Maintenance Agreement) applies to the Florida Contract. Supplier’s products and services adhere to the general human interface design conventions of the device operating system platforms upon which they run. This allows the products and materials to support various accessibility features that

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Agreement 20100106.054.A.005

Government Customer	Identified Government Contract	Date Provided to Supplier		Exclusion(s)
are native to the device operating system platform. For example, on the Apple iOS devices, visually-impaired users can use the VoiceOver feature to speak items shown in the products’ user interface. There are also accessibility functionalities built into the Android platform. So even if Supplier itself has not yet built specific accessibility features, the products or services support some features if they are included in the device operating system platform (e.g., Apple iOS, Android).

			•	Supplier will not provide hardware to the State of Florida.

			•	Exhibit 5 to the Florida Contract (“Service Level Agreement Matrix”) does not apply to Supplier.

			•	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.A.005

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Mike Morrissey	Printed Name:	Philip Jurecky

Printed Title:	VP Legal	Title:	Senior Contract Manager

Date:	Jan. 28, 2013	Date:	Jan. 28, 2013

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.A.005

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Mike Morrissey	Printed Name:	Philip Jurecky

Printed Title:	VP Legal	Title:	Senior Contract Manager

Date:	Jan. 28, 2013	Date:	Jan. 28, 2013

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

BLANK PAGE

Amendment

20100106.054.A.006

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.A.006

Amendment 6

to

AT&T-Mobile Iron Resale Agreement

This Amendment (this “Amend.”), effective on the date when signed by the last of the two Parties to so sign, and amending Resale Agreement No. 20100106.054.C effective April 22, 2010 (the “Agreement”), is between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”). In the event of a conflict between the terms of this Amend. and the terms of the Agreement, the terms of this Amend. will control. Capitalized terms used but not otherwise defined in this Amend. shall have the meanings assigned to them in the Agreement.

*        *        *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.	Section 3.11, Duration of Agreement, is deleted in its entirety and replaced as follows:

3.11	Duration of Agreement

a.	This Agreement will continue in effect for a term expiring on May 2, 2016, unless it is Cancelled or Terminated before that date. The Parties may extend the term of this Agreement beyond that date by mutual written agreement.

b.	Any Order in effect on the date when this Agreement expires or is Terminated or Cancelled will continue in effect until such Order either (i) expires by its own terms or (ii) is separately Terminated or Cancelled, prior to its own expiration, as provided in this Agreement. The terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.

*        *        *

The terms and conditions of the Amendment in all other respects remain unchanged and in full force and effect.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.A.006

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document. This Amend. may be executed in multiple counterparts, each of which shall he deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, each Party has caused this Amend. to signed by its duly authorized representative.

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Laurel Finch	By:	/s/ Philip Jurecky

Printed Name:	Laurel Finch	Printed Name:	Philip Jurecky

Printed Title:	VP, General Counsel	Title:	Senior Contract Manager

Date:	Apr. 19, 2013	Date:	Apr. 21, 2013

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

BLANK PAGE

Amendment

20100106.054.A.007

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.A.007

Amendment 7

to

AT&T-Mobile Iron Resale Agreement

This Amendment (this “Amend.”), effective on the date when signed by the last of the two Parties to so sign, and amending Resale Agreement No. 20100106.054.C effective April 22, 2010 (the “Agreement”), is between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”). In the event of a conflict between the terms of this Amend. and the terms of the Agreement, the terms of this Amend. will control. Capitalized terms used but not otherwise defined in this Amend. shall have the meanings assigned to them in the Agreement.

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.	Appendix B, “Supplier’s Price(s)”, is deleted in its entirety and replaced with Appendix B as attached to this Amend.

The terms and conditions of the Amendment in all other respects remain unchanged and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document. This Amend. may be executed multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.A.007

IN WITNESS WHEREOF, each Party has caused this Amend. to signed by its duly authorized representative.

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Laurel Finch	By:	/s/ Philip Jurecky

Printed Name:	Laurel Finch	Printed Name:	Philip Jurecky

Printed Title:	V.P. & Gen. Cnsl	Title:	Senior Contract Manager

Date:	June 7, 2013	Date:	06/07/13

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.A.007

Appendix B - Supplier’s Price(s)

Supplier shall provide the Material and related Services, if any, including any applicable deliverables, for the following prices:

	Americas On-Premise Price List in USD	Price to AT&T
Core Product: Required purchase - choose perpetual or subscription
MobileIron Advanced Management

SKU Number	Description	Cost per device(1)
MI-AM-ANY-PERP	MobileIron Advanced Management Software License – includes MDM, MAM, Atlas, Security, Intelligent Gateway, and Enterprise Integration -features can vary across platforms	[* * *]
MI-AM-ANY-12	MobileIron Advanced Management Subscription with Premium Support – 12 month term - includes MDM, MAM, Atlas, Security, Intelligent Gateway, and Enterprise Integration - features can vary across platforms	[* * *]
Product Options: Choose perpetual or subscription
MobileIron Docs@Work

SKU Number	Description(6)	Cost per device(1,7)
MI-DAW-PERP	MobileIron Docs@Work Software License	[* * *]
MI-DAW-12	MobileIron Docs@Work Subscription with Premium Support - 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.A.007

MobileIron Web@Work

SKU Number	Description	Cost per device(1,7)
MI-WAW-PERP	MobileIron Web@Work Software License	[* * *]
MI-WAW-12	MobileIron Web@Work Subscription with Premium Support - 12 month term	[* * *]
MobileIron AppConnect

SKU Number	Description(6,11)	Cost per device(1,7)
MI-APC-PERP	MobileIron AppConnect Software License	[* * *]
MI-APC-12	MobileIron AppConnect Subscription with Premium Support - 12 month term	[* * *]
MobileIron AppTunnel

SKU Number	Description(12)	Cost per device(1,13)
MI-APT-PERP	MobileIron AppTunnel Software License - requires AppConnect	[* * *]
MI-APT-12	MobileIron AppTunnel Subscription with Premium Support - 12 month term – requires AppConnect	[* * *]
MobileIron ActiveSync Management

SKU Number	Description(9)	Cost per device(1)
MI-EAS-12	MobileIron ActiveSync Management Subscription – 12 month term	[* * *]
[* * *]

Product Bundles: Choose perpetual or subscription
MobileIron Management & Apps Bundle

SKU Number	Description	Cost per device(1)
MI-AMAPP-PERP	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Software License	[* * *]
MI-AMAPP-12	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support – 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.A.007

MobileIron Management & Docs Bundle

SKU Number	Description	Cost per device(1)
MI-AMDAW-PERP	MobileIron Advanced Management and Docs@Work Bundle Software License	[* * *]
MI-AMDAW-12	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support – 12 month term	[* * *]
MobileIron Management & Web Bundle

SKU Number	Description	Cost per device(1)
MI-AMWAW-PERP	MobileIron Advanced Management, Web@Work Bundle Software License	[* * *]
MI- AMWAW-12	MobileIron Advanced Management and Web@Work Bundle Subscription with Premium Support – 12 month term	[* * *]
MobileIron Premium Bundle

SKU Number	Description	Cost per device(1)
MI-AMPRE-PERP	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License	[* * *]
MI-AMPRE-12	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work, Docs@Work Bundle Subscription with Premium Support – 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.A.007

Upgrade SKUs – Advanced Management to Bundles
MobileIron Advanced Management upgrade to Apps Bundle

SKU Number	Description	Cost per device(1)
MI-AM-AMAPP-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, App Connect, and AppTunnel Bundle	[* * *]
MI-AM-AMAPP-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, App Connect, and AppTunnel Bundle – 12 Month Subscription	[* * *]
MobileIron Advanced Management upgrade to Web Bundle

SKU Number	Description	Cost per device(1)
MI-AM-AMWAW-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management and Web@Work Bundle	[* * *]
MI-AM-AMWAW-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management and Web@Work Bundle – 12 Month Subscription	[* * *]
MobileIron Advanced Management upgrade to Docs Bundle

SKU Number	Description	Cost per device(1)
MI-AM-AMDAW-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management SKU upgraded to the Docs Bundle which includes Docs@Work	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Agreement 20100106.054.A.007

MI-AM-AMDAW-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management SKU upgraded to the Docs Bundle which includes Docs@Work – 12 Month Subscription	[* * *]
MobileIron Advanced Management upgrade to Premium Bundle

SKU Number	Description	Cost per device(1)
MI-AM-AMPRE-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]
MI-AM-AMPRE-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]
Upgrade SKUs –Bundles to Premium Bundle
MobileIron Apps Bundle upgrade to Premium Bundle

SKU Number	Description	Cost per device(1)
MI-AMAPP-PRE-PERP-UP	Upgrade from the Apps Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]
MI-AMAPP-PRE-SUB-UP	Upgrade from the Apps Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

Agreement 20100106.054.A.007

MobileIron Web Bundle upgrade to Premium Bundle

SKU Number	Description	Cost per device(1)
MI-AMWAW-PRE-PERP-UP	Upgrade from the Web Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]
MI-AMWAW-PRE-SUB-UP	Upgrade from the Web Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]
MobileIron Docs Bundle upgrade to Premium Bundle

SKU Number	Description	Cost per device(1)
MI-AMDAW-PRE-PERP-UP	Upgrade from the Docs Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]
MI-AMDAW-PRE-SUB-UP	Upgrade from the Docs Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]
Education SKUs
MobileIron Management & Docs Bundle – For Education Accounts Only

SKU Number	Description(14)	Cost per device(1)
MI-AMDAW-PERP-EDU	MobileIron Advanced Management and Docs@Work Bundle Software License – For Education Accounts Only	[* * *]
MI-AMDAW-12-EDU	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support – 12 month term – For Education Accounts Only	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

Agreement 20100106.054.A.007

MobileIron Premium Bundle – For Education Accounts Only

SKU Number	Description(14)	Cost per device(1)
MI-AMPRE-PERP-EDU	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software – For Education Accounts Only	[* * *]
MI-AMPRE-12-EDU	MobileIron Advanced Management, AppConnect, AppTunnel, and Docs@Work Bundle Subscription with Premium Support – 12 month term – For Education Accounts Only	[* * *]
MobileIron Support Services – Management and Docs Bundle – For Education Accounts Only

SKU Number	Description(14)	Cost per device(1)
MI-AMDAWCUSTCARE-EDU	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Docs@Work Bundle - - [* * *] – For Education Accounts Only	[* * *]
MI-AMDAWCUSTCAREPREMIUM-EDU	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Docs@Work Bundle - [* * *] – For Education Accounts Only	[* * *]
MobileIron Support Services – Premium Bundle – For Education Accounts Only

SKU Number	Description(14)	Cost per device(1)
MI-AMPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - [* * *] – For Education Accounts Only	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

8

Agreement 20100106.054.A.007

MI-AMPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - [* * *] – For Education Accounts Only	[* * *]

Deployment Options: If hardware purchased
MobileIron Hardware Appliance

SKU Number	Description	Cost per appliance(3)
MI-APPL-ANY	MobileIron M2100 Hardware Appliance for (Single CPU, 4 cores, 32GB RAM, dual 500GB disks, 2 year non-extendable warranty)	[* * *]
MI-APPL2500	MobileIron M2500 Hardware Appliance for VSP (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	[* * *]
MI-APPLSENTRY-ANY	MobileIron M2100 Hardware Appliance for Sentry CPU, 4 cores, 32GB RAM, dual 500GB hard disks, 2 extendable warranty)	[* * *]
MI-APPLSENTRY2500-ANY	MobileIron M2500 Hardware Appliance for Sentry (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	[* * *]
MI-APPLCONNECT-ANY	MobileIron M2100 Hardware Appliance for Connector (Single CPU, 4 cores, 32GB RAM, dual 500GB hard disks, 2 year non-extendable warranty)	[* * *]

Support and Professional Services

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

9

Agreement 20100106.054.A.007

MobileIron Support Services - Advanced Management

SKU Number	Description(10)	Cost per service(4)
MI-CUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management Software License - [* * *]	[* * *]
MI-CUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management - [* * *]	[* * *]
MI-CUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management Software License - [* * *] Annually	[* * *]
MI-CUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management Software License - [* * *]	[* * *]
MobileIron Support Services – Docs@Work

SKU Number	Description(10)	Cost per service(4)
MI-DAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Docs@Work - [* * *] Software License	[* * *]
MI-DAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Docs@Work Software License – [* * *]	[* * *]
MobileIron Support Services – Web@Work

SKU Number	Description(10)	Cost per service(4)
MI-WAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Web@Work - [* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

10

Agreement 20100106.054.A.007

MI-WAWCUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Web@Work Software License - [* * *]	[* * *]
MobileIron Support Services – AppConnect

SKU Number	Description(10)	Cost per service(4)
MI-APCCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for AppConnect - [* * *]	[* * *]

MI-APCCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for AppConnect Software License - [* * *]	[* * *]
MobileIron Support Services – AppTunnel

SKU Number	Description(10)	Cost per service(4)
MI-APTCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for AppTunnel - [* * *]	[* * *]

MI-APTCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for AppTunnel Software License - [* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

11

Agreement 20100106.054.A.007

MobileIron Support Services – Management and Apps Bundle

SKU Number	Description(10)	Cost per service(4)
MI-AMAPPCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management, AppConnect, and AppTunnel Bundle Software License - [* * *]	[* * *]

MI-AMAPPCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management, AppConnect, and AppTunnel Bundle Software License - [* * *]	[* * *]
MobileIron Support Services – Management and Docs Bundle

SKU Number	Description(10)	Cost per service(4)
MI-AMDAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Docs@Work Bundle Software License - [* * *]	[* * *]

MI-AMDAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Docs@Work Bundle Software License - [* * *]	[* * *]
MobileIron Support Services – Management and Web Bundle

SKU Number	Description(10)	Cost per service(4)
MI-AMWAWCUSTCARE-ANY	MobileIron Annual Standard Support and. Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Web@Work Bundle Software License - [* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

12

Agreement 20100106.054.A.007

MI-AMWAWCUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Web@Work Bundle Software License - [* * *]	[* * *]
MobileIron Support Services – Premium Bundle

SKU Number	Description(10)	Cost per service(4)
MI-AMPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License - [* * *]	[* * *]

MI-AMPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License - [* * *]	[* * *]
MobileIron Professional Services

SKU Number	Description	Cost per service
MI-CORE-ANY	Professional Services - Install (core functionality, simple setup)	[* * *]
MI-TRN-ANY	Professional Services – Training (technical product review)	[* * *]
MI-PS-ANY	Professional Services -Custom scope (e.g. certificate integration, health checks, follow-services)	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

13

Agreement 20100106.054.A.007

MI-PS-ENHANCED-ANY	Professional Services - Install (core functionality + high availability + Docs@Work, Web@Work)	[* * *]
MI-PS-PREMIUM-ANY	Professional Services - Install (core functionality Sentry and VSP high availability + PKI Integral Docs@Work, Web@Work)	[* * *]
MI-PSPREMIUMPLUS-ANY	Premium Plus Services and Strategic Account Management (annual fee)(8)	[* * *]
Support and Professional Services – Upgrade SKUs
MobileIron Support Services - Advanced Management upgrade to Apps Bundle

SKU Number	Description(10)	Cost per device(1)
MI-UPAMAPPCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Apps Bundle - [* * *]	[* * *]

MI- UPAMAPPCUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Apps Bundle - [* * *]	[* * *]
MobileIron Support Services - Advanced Management upgrade to Web Bundle

SKU Number	Description(10)	Cost per device(1)
MI-UPAMWAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Web Bundle - [* * *]	[* * *]

MI-UPAMWAWCUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Web Bundle - [* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

14

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MobileIron Support Services - Advanced Management upgrade to Docs Bundle

SKU Number	Description(10)	Cost per device(1)
MI-UPAMDAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Docs Bundle - [* * *]	[* * *]

MI- UPAMDAWCUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Docs Bundle - [* * *]	[* * *]
MobileIron Support Services - Advanced Management upgrade to Premium Bundle

SKU Number	Description(10)	Cost per device(1)
MI-UPAMPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Premium Bundle - [* * *]	[* * *]

MI- UPAMPRECUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Premium Bundle - [* * *]	[* * *]
MobileIron Support Services – Apps Bundle upgrade to Premium Bundle

SKU Number	Description(10)	Cost per device(1)
MI-UPAPPPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from App Bundle to Premium Bundle - [* * *]	[* * *]

MI- UPAPPPRECUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from App Bundle to Premium Bundle	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

15

Agreement 20100106.054.A.007

MobileIron Support Services – Web Bundle upgrade to Premium Bundle

SKU Number	Description(10)	Cost per device(1)
MI-UPWAWPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Web Bundle to Premium Bundle - [* * *]	[* * *]

MI- UPWAWPRECUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Web Bundle to Premium Bundle - [* * *]	[* * *]
MobileIron Support Services – Docs Bundle upgrade to Premium Bundle

SKU Number	Description(10)	Cost per device(1)
MI-UPDAWPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Docs Bundle to Premium Bundle - [* * *]	[* * *]

MI- UPDAWPRECUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Docs Bundle to Premium Bundle - [* * *] Annually	[* * *]

Notes:

(1)	Min purchase = [* * *]
(2)	Requires one license for every device under MobileIron management
(3)	Does not include shipping and handling
(4)	% of software license list price - only for perpetual pricing
(5)	Android, iOS, Mac OS X, Windows Phone 8: BES integration for BlackBerry policy mgmt not priced separately; Features can vary across platforms
(6)	Must use same licensing model (perpetual or subscription) as Advanced Management
(7)	Requires purchase of Advanced Management
(8)	Must also have MobileIron Annual Premium Support and Maintenance

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

16

Agreement 20100106.054.A.007

(9)	Policy mgmt (password, wipe, other policy enforcement) of devices only supported by MobileIron through ActiveSync (Symbian, Windows Mobile, Windows Phone 7, Windows 8 RT)
(10)	Support levels must match across products purchased
(11)	Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppConnect functionality; no developer fee
(12)	Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppTunnel functionality; no developer fee
(13)	Requires purchase of AppConnect
(14)	Approved purchasers include public or private educational institutions—-teaching from preschool to higher education, and/or vocational—both for profit and non-profit. A minimum of [* * *] paid license purchase on a single invoice is required to be eligible for the discount pricing. All student device licenses and their maintenance fees are available at no charge for the term of the subscription - for both Subscription On-Premise and Subscription Connected Cloud licenses. Student device licenses are not available at no charge under the Perpetual On-Premise Licensing model.

	Americas Connected Cloud Price List in USD	Price to AT&T
Core Service: Required purchase
MobileIron Basic Management

SKU Number	Description(10)	Cost per device(1)
MI-CLOUD-BM-ANY-12	MobileIron Connected Cloud Basic Management Subscription with Premium Support - 12 month term - includes MDM, MAM (up to 2 in-house apps), Atlas, and Security (no app certs) with zero on-premise footprint - features can vary across platforms	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

17

Agreement 20100106.054.A.007

MobileIron Advanced Management

SKU Number	Description(5)	Cost per device(1)
MI-CLOUD-AM-ANY-12	MobileIron Connected Cloud Advanced Management Subscription with Premium Support - 12 month term -includes MDM, MAM, Atlas, Security, Intelligent Gateway, and Enterprise Integration -features can vary across platforms	[* * *]
Managed Hosted MDM
	MobileIron VSP from AT&T - Managed Hosted MDM Solution Subscription (per month per device registered)	[* * *]

Service Options
MobileIron Docs@Work

SKU Number	Description	Cost per device(1,2)
MI-CLOUD-DAW-12	MobileIron Connected Cloud Docs@Work Subscription with Premium Support - 12 month term	[* * *]
MobileIron Web

SKU Number	Description	Cost per device(1,2)
MI-CLOUD-WAW-12	MobileIron Connected Cloud Web@Work Subscription with Premium Support - 12 month term	[* * *]
MobileIron AppConnect@Work

SKU Number	Description(6, 8)	Cost per device(1,2)
MI-CLOUD-APC-12	MobileIron Connected Cloud AppConnect Subscription with Premium Support - 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

18

Agreement 20100106.054.A.007

MobileIron AppTunnel

SKU Number	Description(9)	Cost per device(1,10)
MI-CLOUD-APT-12	MobileIron Connected Cloud AppTunnel Subscription with Premium Support - 12 month term	[* * *]
MobileIron ActiveSync Management

SKU Number	Description(6)	Cost per device(1,11)
MI-CLOUD-EAS-12	MobileIron Connected Cloud ActiveSync Management Subscription with Premium Support - 12 month term	[* * *]

Service Bundles
MobileIron Management & Apps Bundle

SKU Number	Description	Cost per device(1)
MI-CLOUD-AMAPP-12	MobileIron Connected Cloud Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support - 12 month term	[* * *]
MobileIron Management & Docs Bundle

SKU Number	Description	Cost per device(1)
MI-CLOUD-AMDAW-12	MobileIron Connected Cloud Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

19

Agreement 20100106.054.A.007

MobileIron Management & Web Bundle

SKU Number	Description	Cost per device(1)
MI-CLOUD-AMWAW-12	MobileIron Connected Cloud Advanced Management and Web@Work Bundle Subscription with Premium Support - 12 month term	[* * *]
MobileIron Premium Bundle

SKU Number	Description	Cost per device(1)
MI-CLOUD-AMPRE-12	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]
Upgrade SKU - Subscription Licenses
Advanced Management upgrade to Apps Bundle - Subscription Upgrade

SKU Number	Description	Cost per device(1)
MI-CLOUD-AM-AMAPP-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, and AppTunnel Bundle – 12 Month Subscription	[* * *]
Advanced Management upgrade to Web Bundle - Subscription Upgrade

SKU Number	Description	Cost per device(1)
MI-CLOUD-AM-AMWAW-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management and Web Bundle - 12 Month Subscription	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20

Agreement 20100106.054.A.007

Advanced Management upgrade to Docs Bundle - Subscription Upgrade

SKU Number	Description	Cost per device(1)
MI-CLOUD-AM-AMDAW-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management SKU upgraded to the Does Bundle which includes Docs@Work – 12 Month Subscription	[* * *]
Advanced Management upgrade to Premium Bundle - Subscription Upgrade

SKU Number	Description	Cost per device(1)
MI-CLOUD-AM-AMPRE-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]
Apps Bundle upgrade to Premium Bundle - Subscription Upgrade

SKU Number	Description	Cost per device(1)
MI-CLOUD-AMAPP-PRE-SUB-UP	Connected Cloud upgrade from the Apps Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]
Web Bundle upgrade to Premium Bundle - Subscription Upgrade

SKU Number	Description	Cost per device(1)
MI-CLOUD-AMWAW-PRE-SUB-UP	Connected Cloud upgrade from the Web Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

21

Agreement 20100106.054.A.007

Docs Bundle upgrade to Premium Bundle - Subscription Upgrade

SKU Number	Description	Cost per device(1)
MI-CLOUD-AMDAW-PRE-SUB-UP	Connected Cloud upgrade from the Docs Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle – 12 Month Subscription	[* * *]
Education SKUs
MobileIron Management & Does Bundle - For Education Accounts Only

SKU Number	Description(14)	Cost per device
MI-CLOUD-AMDAW -12-EDU	MobileIron Connected Cloud Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term – For Education Accounts Only	[* * *]
MobileIron Premium Bundle - For Education Accounts Only

SKU Number	Description(14)	Cost per device
MI-CLOUD-AMPRE-12-EDU	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, and Docs@Work Bundle Subscription with Premium Support - 12 month term – For Education Accounts Only	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

22

Agreement 20100106.054.A.007

Test and Development Connected Cloud Instance
Test and Development Connected Cloud Instance

SKU Number	Description(14)	Cost per device(1)
MI-CLOUD-TESTDEV-AMPRE-12	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - for Test/Dev Environment - 12 month term - requires purchase of a Production Connected Cloud Instance.	[* * *]

Deployment Options: If hardware purchased for enterprise integration
MobileIron Hardware Appliance

SKU Number	Description	Cost per appliance(3)
M1-APPLENTCONNECT-ANY	MobileIron M2100 Hardware Appliance for Enterprise Connector (Single CPU, 4 cores, 16GB RAM, dual 250GB hard disks, 1 year non-extendable warranty)	[* * *]
MI-APPLSENTRY-ANY	MobileIron M2100 Hardware Appliance (Single CPU, 4 cores, 32GB RAM, dual 500 disks, 2 year non-extendable warranty)	[* * *]
MI-APPLSENTRY2500-ANY	MobileIron M2500 Hardware Appliance for Sentry (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	[* * *]

Support and Professional Services

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

23

Agreement 20100106.054.A.007

MobileIron Professional Services

SKU Number	Description	Cost per service
MI-CLOUD- CORE-ANY	Professional Services – Install (core functionality, simple setup)	[* * *]
MI-CLOUD-TRN-ANY	Professional Services – Training (technical product review)	[* * *]
MI-CLOUD-PS-ANY	Professional Services - Custom scope (e.g certificate integration, health checks, follo services)	[* * *]
MI-CLOUD- ENHANCED-ANY	Professional Services - Install (core functionality + high availability + Docs@Work, Web@Work)	[* * *]
MI-PSPREMIUMPLUS-ANY	PremiumPlus Services and Strategic Account Management (annual fee)	[* * *]

Notes:

(1)	Min purchase = [* * *]
(2)	Requires purchase of Advanced Management
(3)	Does not include shipping and handling
(4)	% of software license list price - only for perpetual pricing
(5)	Android, iOS, Mac OS X, and Windows Phone 8 charged per device; features can vary across platform
(6)	AppConnect supports both Android and iOS
(7)	Policy mgmt (password, wipe, other policy enforcement) of devices only supported by MobileIron through ActiveSync (Symbian, Windows Mobile, Windows Phone 7, Windows 8 RT)
(8)	Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppConnect functionality; no developer fee
(9)	Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppTunnel functionality; no developer fee
(10)	Requires purchase of AppConnect
(11)	Requires purchase of Advanced Management for other devices (i.e., cannot just buy ActiveSync Management)
(12)	Must also have Direct Premium Support from MobileIron
(13)	Requires one license for every device under MobileIron management
(14)	Approved purchasers include public or private educational institutions—teaching from preschool to higher education, and/or vocational—both for profit and non-profit. A minimum of [* * *] paid license purchase on a single invoice is required to be eligible for the discount pricing. All student device licenses and their maintenance fees are available at no charge for the term of the subscription—for both Subscription On-Premise and Subscription Connected Cloud licenses. Student device licenses are not available at no charge under the Perpetual On-Premise Licensing model.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

24

Agreement 20100106.054.A.007

•	Networx Fees:

Whenever applicable, for each sale of Supplier Services and Material made by AT&T to Customers under the US Federal Government Networx contract Supplier will be responsible for and agrees to pay AT&T for [* * *] of the US Federal Government Networx contract imposed administrative fees. Settlement of the fee payment between Supplier and AT&T will occur monthly. Said monies may be deducted from revenues otherwise due from AT&T to Supplier under this Agreement, or AT&T may bill Supplier for such fees, at AT&T’s sole discretion. If AT&T bills Supplier for such fees, Supplier agrees to pay such invoice within 35 days of the date of the invoice.

•	Maintenance and Support

The rate charged for any renewal term for maintenance and support of Specially Priced Transactions (defined below), which has the same period as the initial term for maintenance and support, shall remain the same as the rate charged for the initial term for maintenance and support. The term “Specially Priced Transaction” means, in general, a perpetual license fee transaction for [* * *] or more devices where the maintenance and support fee charged to the customer is not based on the fixed fee pricing set forth in the pricing schedules to the Resale Agreement but, rather, is based on the net license fee for the perpetual license.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

25

BLANK PAGE

Supplement

20100106.054.S.001

Between

Mobile Iron

And

AT&T Services, Inc.

Agreement 20100106.054.S.001

Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Supplement, effective on the date when signed by the last Party (“Amendment Effective Date”), and supplementing Agreement No. 20100106.054.C (the “Agreement”), is by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. All capitalized terms not otherwise defined in this Supplement have the meanings assigned to them in the Agreement. In the event there is a conflict between the terms of this Supplement and the terms of the Agreement, the terms of this Supplement will control.

RECITALS

A.	Supplier and AT&T are Parties to a Resale Agreement (No. 20100106.054.C) effective April 22, 2010 (the “Agreement”) under which AT&T is authorized to resell Supplier’s products to AT&TCustomers.

B.	This Supplement is intended only for Supplier’s products sold through the AT&T Mobility LLC II (“AMA program”) the terms of this Supplement shall not apply to any other Supplier products obtained by AT&T.

THEREFORE, for purposes of this Supplement only, AT&T and Supplier agree as follows:

1.	Section 1.2. “Scope of Agreement” paragraph a. is hereby deleted and replaced with the following paragraphs:

a.	Supplier shall sell to AT&T the Material (other than licensed Material) and Services listed in Appendix A, for resale to Customers in the United States of America (“Territory”), and Supplier shall authorize AT&T to distribute licensed Material listed in Appendix A and to distribute Supplier’s EULA, warranties, and maintenance service agreements associated with Material to Customers in the Territory. Where agreed pursuant to Section 4.17, as a subcontractor to AT&T, Supplier shall provide Services (other than Maintenance Services) described in a Statement of Work for Subcontracted Services, for the benefit of Customers in the Territory. All sales of Material and Services to AT&T for resale, provision of Services to AT&T, and authorization to distribute licensed Material and Supplier’s EULA, warranty, and maintenance agreements shall be subject to the terms and conditions of this Agreement and shall be done pursuant to and in conformance with Orders submitted by AT&T. Prices to AT&T are the prices listed in Appendix B, if any, minus the appropriate discount, as shown in Appendix B1, if any, or prices established pursuant to firm prices to AT&T which are quoted to AT&T by Supplier in writing in response to requests for pricing for such Material and Services or in connection with a Statement of Work attached to or set forth in an Order, whichever is relevant.

b.	Supplier shall provide AT&T and/or Customer Services as described in Appendix Y, End User Care, for Customers on whose behalf AT&T has purchased Maintenance Services or who are on subscription licenses. AT&T shall only provide such Maintenance Services to such Customers.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001

The remaining paragraphs are re-lettered beginning with the letter “c”.

2.	The following definition shall be deleted and replaced in the Agreement:

2.21 Order

“Order” means such electronic records from AT&T’s Third Party Provisioning (“3PP”) system that AT&T may send to Supplier for the purpose of ordering Material and Services hereunder. Orders will not include Orders for Government Customers until agreed by Supplier.

3.	The following definitions shall be added to the Agreement:

2.31 Badge

“Badge” means the “AT&T Certified Solution Badge” issued by AT&T to certain businesses that have had their wireless enterprise solutions tested and certified that the solution meets AT&T system requirements.

2.33 Customer Agreement

“Customer Agreement” means the written (including fax or electronic click-through) contractual arrangement to be entered into between AT&T and Customer in order for Customer to purchase Wireless Services.

2.34 End User

“End User” means those individuals authorized by a Customer to have access to Wireless Services pursuant to a valid Customer Agreement.

2.36 Mobility Order(s)

“Mobility Order(s)” means any Order placed by AT&T Mobility LLC II or any of its Affiliates for the purposes of purchasing Material, Services and/or Software for the AMA program for AT&T Mobility LLC II or any of its Affiliates or Customers. For purposes of this Supplement, all references to Order in the Agreement shall mean Mobility Order.

2.37 MRC

“MRC” means the monthly recurring charge paid by AT&T to Supplier for each active Software Subscription as set forth in Appendix B.

2.38 Wireless Services

“Wireless Services” means the wireless data service offered by AT&T over its GSM/GPRS, EDGE, UMTS/HSPA or future cellular networks, or 802.11 based networks, together with ancillary or incidental AT&T services necessary to provide the Wireless Services.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.S.001

4.	General Terms

a)	The following sections shall be deleted and replaced in the Agreement:

Section 3.20, Invoicing and Payment, shall be deleted and replaced as follows:

Section 3.20 Invoicing and Payment

AT&T will provide to Supplier, Partner Reconciliation Management (PRM) settlement reports that will identify total accrued payments for the Material and Services within [* * *] after the end of each month, at which time Supplier will invoice AT&T. The PRM reports will identify what the beginning and end dates are for each settlement period.

Supplier has up to [* * *] from receipt of the PRM settlement reports (“Dispute Period”) to notify AT&T in writing of any discrepancy between Supplier’s records and the PRM settlement report. If Supplier notifies AT&T in writing of a discrepancy during the Dispute Period, AT&T will still continue processing payment based on the original PRM settlement report. AT&T shall have up to [* * *] after receipt of the invoice to pay Supplier.

Any resolved discrepancies will be applied by AT&T to a subsequent invoice as a credit or as an additional amount due, as agreed upon by both Parties. In the event that a disputed settlement amount cannot be reconciled between the respective Parties, the PRM settlement reports will be the basis of payment to Supplier. AT&T will not apply any additional amounts to invoices for resolved discrepancies after the Dispute Period has expired, unless Supplier notified AT&T of the discrepancy in writing during the Dispute Period. AT&T shall pay to Supplier the MRC in accordance with Appendix B. AT&T will also withhold for submission to the appropriate taxing authority any taxes that are charged in connection with the MRC in accordance with Section 3.36, Taxes.

Section 3.22, Limitation of Damages, shall be deleted and replaced as follows for purposes of Mobility Orders only:

Section 3.22 Limitation of Damages

NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, EXCEPT FOR LIABILITY ARISING OUT OF [* * *] OR SECTION 3.33B (RESTRICTIONS ON STANDARD SOFTWARE) OR SUPPLIER’S INDEMNITY OBLIGATIONS DESCRIBED HEREIN, NEITHER PARTY SHALL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR: (A) AMOUNTS THAT IN THE AGGREGATE ARE IN EXCESS OF THE LIMITATION AMOUNT (AS DEFINED BELOW) OR (B) ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS, LOST REVENUE OR LOST DATA. AS USED IN THIS SECTION, THE “LIMITATION AMOUNT” MEANS [* * *] BUT NOT LESS THAN [* * *].

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.S.001

b)	The following sections shall be added to the Agreement:

Section 3.41, AT&T Badge, shall he added as follows:

3.41 AT&T Badge

a.	The AT&T brand, trade name, trademark, service mark, logo, trade dress, and the AT&T Badge are the property of AT&T Intellectual Property II, L.P. d/b/a/ AT&T Intellectual Property, Inc. (“ATTIP”). Solely in performance of and in accordance with this Agreement, ATTIP has specifically consented to AT&T’s and Supplier’s use of the Badge. Subject to the limitation and procedures set forth herein, ATTIP hereby grants Supplier a personal, revocable, nonexclusive, royalty-free limited permission to use and reproduce the Badge on Supplier’s web site, in sales presentation materials and on marketing and promotional materials.

b.	Supplier agrees to use the AT&T Badge according to the Guidelines set forth and exactly as depicted in Appendix D without any alteration. Supplier may not modify the AT&T Badge in any way whatsoever. Failure to display the AT&T Badge as indicated shall result in immediate cancellation of this authorization and termination of this permission to use the AT&T Badge.

c.	All materials in which the AT&T Badge is used shall be submitted for review to AT&T’s authorized representative in advance and shall not be distributed or used by Supplier in any manner without prior written approval. AT&T may withhold its consent to the use of the AT&T Badge in a particular context in its sole discretion, with the exception that once consent is given for a type of use (e.g., use of the AT&T Badge in a print advertisement, on a web page), consent is not required for each use of the AT&T Badge in that specific context, as long as used without material change (changes to grammar, punctuation, changes in background color, and corrections of typos are de facto considered immaterial). Any use of the AT&T brand, name, trademark, logo, trade dress or the AT&T corporate brand, name, trademark, logo, trade dress or globe as a trademark or service mark which is not authorized herein or in writing by an authorized representative of AT&T shall be strictly prohibited. Any use of the AT&T Badge which is inconsistent with the terms hereof shall be grounds for immediate cancellation of this authorization to use the AT&T Badge. Any failure to select this remedy on any occasion shall not constitute a waiver by AT&T or ATTIP of rights under this paragraph. ATTIP reserves the right to designate and substitute a transitional or new AT&T Badge after thirty (30) days written notice to Supplier.

d.	Supplier recognizes that nothing contained in this Agreement is intended as an assignment or grant to Supplier of any right, title or interest in or to the AT&T Badge or the goodwill attached thereto and that this Agreement does not convey the right to grant sublicenses and is not assignable. Supplier does not have the right to register the AT&T Badge or any other mark owned by ATTIP or its affiliates as a domain name, corporate or trade name, trademark or service mark. Supplier further recognizes that all use of the AT&T Badge by Supplier shall inure to the benefit of, and be on behalf of ATTIP or AT&T. It is understood and agreed that ATTIP, as authorized licensor and owner, shall have standing to enforce its rights in the AT&T Badge as set forth herein. Supplier recognizes the validity of, and will do nothing inconsistent with, or which would negatively impact, ATTIP’s ownership of the AT&T Badge or the goodwill represented thereby. Supplier acknowledges and agrees that ATTIP and AT&T will have the sole right to engage in infringement or unfair competition proceedings involving the AT&T Badge.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Agreement 20100106.054.S.001

Section 3.42, Liquidated Damages for Delay in Delivery, shall be added as follows:

3.42 Liquidated Damages for Delay in Delivery

If Supplier fails to complete Delivery by the Delivery Date, then AT&T will suffer damages, proximately caused by such delay, in an amount difficult to ascertain with certainty. Therefore, in such a case, AT&T will recover, as liquidated damages and not as a penalty [* * *] of the price of the delayed Materials and Services for each. [* * *] starting with the Delivery Date and ending with the [* * *] when Supplier completes the delayed Delivery or AT&T Cancels the applicable Order, whichever occurs first. The amount of AT&T’s potential recovery under this Section is so limited that it will not exceed [* * *] of the total price of the delayed Materials and Services.

Section 3.43, Offshore Work Permitted Under Specified Conditions, shall he added as follows:

3.43 Offshore Work Permitted Under Specified Conditions

a.	Supplier shall not perform any Services under this Agreement, nor allow such performance by any Subcontractor, at a location outside the United States (“Offshore Location”) unless AT&T approves work to be performed by Supplier or a Subcontractor at such Offshore Location. In the event of such approval, the physical location where the work is to be performed; the Services to be performed at such location; and, if applicable, the identity of any Subcontractor performing such work, shall be specifically set forth in Appendix K. Prior to making any additions or deletions to the physical locations or changes in Subcontractors performing work at an Offshore Location the Parties shall amend Appendix K. A change in the location where a Service is performed from one Offshore Location to another AT&T approved Offshore Location shall not require an amendment to Appendix K. The requirements of this section shall be in addition to the Sections entitled, “Assignment and Delegation”, and “Work Done by Others”.

b.	AT&T shall have the right to withdraw its consent to the performance of work at an Offshore Location at any time in AT&T’s sole discretion for any reason, in which event Supplier shall continue to perform such work at a location within the United States and the Parties shall amend Appendix K accordingly.

c.	Supplier’s compliance with this Section, and all Services performed in Offshore Locations with AT&T’s consent, shall be subject to Section entitled, Records and Audit. Supplier shall provide, and shall ensure all Subcontractors provide at no cost to AT&T, AT&T with physical access to inspect all Offshore Locations.

d.	To the extent Supplier interconnects with, or otherwise has access to, the AT&T network, Supplier shall not access, or establish network connections that would allow access, to the AT&T network from an Offshore Location without the prior written consent of AT&T.

e.	Any Services under this Agreement performed by Supplier or any Subcontractor in an Offshore Location without AT&T’s prior written consent shall be a material breach of this Agreement and, in addition to any other legal rights or remedies available to AT&T in law or in equity, AT&T may immediately Cancel and/or Terminate this Agreement without cost, liability or penalty to AT&T.

f.	When AT&T has granted consent for Services to be performed in an Offshore Location, Supplier shall remain fully responsible for compliance with any applicable foreign, federal, state or local law for such Services regardless of whether the Service is being performed by Supplier or a Subcontractor. Nothing contained within this Agreement is intended to extend, nor does it extend, any rights or benefits to any Subcontractor, and no third party beneficiary right is intended or granted to any third party hereby.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

Agreement 20100106.054.S.001

g.	Supplier shall advise AT&T as early as possible prior to any change of Control of the Supplier or any of the entities performing the work at the Offshore Location. AT&T may, but shall not be obligated to, Cancel all or part of the Agreement or applicable Order, at AT&T’s option, if, without prior consent of AT&T, through merger of acquisition or other means, there is a change in the Control of the Supplier or any of the entities performing the work at the Offshore Location. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies by one person or entity or a group of persons or entities acting in concert; provided, however, that the legal or beneficial ownership, directly or indirectly, by persons or entities, including governmental entities, acting alone or in concert, of more than thirty percent (30%) of the voting stock for the election of directors of a party shall always be deemed Control.

Section 3.44, Supplier Marks, shall be added as follows:

3.44 Supplier Marks

a.	Subject to the other provisions of this Agreement, Supplier hereby grants AT&T the right to use, reproduce, publish and display Supplier’s trademarks or service marks related to the Materials (the “Supplier Marks”), including the Software application names and Supplier Marks, any related Software application descriptions or specifications published or provided by the Supplier, in connection with the development and use of, and reproduction in promotional and marketing materials, content directories and indices, and electronic and printed advertising, newsletters and mailings and exhibitions, trade shows or equivalent events about AT&T and its relationship with Supplier. This Agreement gives AT&T no rights in or to the Supplier Marks except a limited license to reproduce the Supplier Marks as reasonably necessary for and for the sole purpose of allowing AT&T to fully promote and market the Software pursuant to the terms of this Agreement. AT&T has no right to register Supplier’s trademarks, service marks or trade names in any jurisdiction anywhere in the world.

b.	Prior to the first use and each subsequent different use of the Supplier Marks in the manner permitted herein, AT&T agrees to submit a sample of such proposed use to Supplier for its prior written approval, which may be withheld in Supplier’s reasonable discretion. Once Supplier approves a particular use of a Supplier Mark (which may apply to the use of the Supplier Mark in multiple types of advertising or marketing), the approval will remain in effect for such use until withdrawn with reasonable prior written notice. Without limiting the generality of the foregoing, AT&T will comply with all standards with respect to the Supplier Marks which may be furnished to AT&T from time to time, and all uses of the Supplier Marks must be consistent with the standards furnished by Supplier. Further, AT&T may not create a combination mark consisting of one or more of the Supplier Marks. All uses of the Supplier Marks inure to the benefit of the Supplier.

Section 3.45, Testing, shall be added as follows:

3.45 Testing

To the extent practicable, Supplier will notify AT&T [* * *] advance of releasing a new version of the Material that would materially and adversely impact upon either reliability or the form, fit or function of the Material (a “Materially Revised Version”) to AT&T or its Customers

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

Agreement 20100106.054.S.001

hereunder, and submit the latest available such version for testing and certification by AT&T no later than [* * *] prior to the intended release of such version to AT&T or its Customers hereunder. Supplier will also provide AT&T with registration information for the sole purpose of end-to-end testing (the “Test Accounts”) at the same time. AT&T’s testing and certification will be performed at no charge to Supplier. Supplier will deliver, and AT&T will accept the Material or Services for testing if Supplier considers the Material or Services to be the Release Candidate. A “Release Candidate” is a version of the Material or Services that Supplier believes to be free from material defects and has cleared Supplier’s own quality assurance and testing activities. Schedules and resources permitting, AT&T will provide Supplier with testing results within [* * *] of receiving each version or release of the Material. Failure to provide testing results within this time period will not be deemed AT&T’s approval of the Material or Services. Any Service Preventing Defects discovered during testing must be corrected by Supplier prior to commercial launch of the Material with such a defect to AT&T or any of its Customers. A “Service Preventing Defect” means [* * *]. Issues can be considered Service Preventing Defects [* * *]. If Supplier desires to make material modifications to the Material or Services that would constitute a Materially Revised Version, it may do so upon written notice to AT&T. A Materially Revised Version will require complete re-testing and re-certification of the Material and Services pursuant to this Section prior to re-launching the modified Material and Services.

5.	Special Terms

a)	The following section shall be deleted and replaced in the Agreement:

Section 4.18, Supplier’s EULA, Materials Warranty, and Maintenance Agreement, shall be deleted and replaced as follows:

4.18 Supplier’s EULA, Materials Warranty, and Maintenance Agreement

a. For purposes of AT&T’s distribution of Supplier’s licensed Material, Supplier’s warranties, and Supplier’s maintenance agreements, Supplier agrees to provide AT&T and Customers with copies of any EULA, any statement of warranty which accompanies Material (“Materials Warranty”), and standard maintenance services agreement (“Maintenance Agreement”) authorized or required by Supplier or its original equipment manufacturers or licensors (the EULA, the Materials Warranty and the Maintenance Agreement are, at times, referred to herein as the “Supplier’s Material”). For reference, a copy of the current version of the EULA is attached hereto as Appendix R-1, a copy of the current version of the Materials Warranty is attached hereto as Appendix R-2, and a copy of the Maintenance Agreement is attached hereto as Appendix R-3. Supplier shall also maintain copies of Supplier’s Material on the World Wide Web accessible by passcode (for new Customers) and accessible without passcode using the URL referenced in Section 4.18(g)(i) below (for existing Customers or potential Customers under a nondisclosure agreement or any confidentiality obligations in an existing agreement with such Customer or potential Customer), shall maintain a web link to enable AT&T and Customers to access Supplier’s Material via the Internet, shall make commercially reasonable efforts to maintain the same web link for the term of this Agreement, and shall provide AT&T with that link upon execution of this Agreement. [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

8

Agreement 20100106.054.S.001

b.	Supplier further agrees that it will be Supplier’s responsibility to include a copy of its Supplier’s Material, that it generally includes with its Materials, when the Materials are shipped or Software is delivered electronically to Customer, together with instructions directing Customer:

1.	To read the EULA prior to opening the Software package (if shipped) or accepting electronic delivery of the Software.

2.	That the breaking of the seal of the software package or acceptance of electronically delivered software constitutes agreement with and acceptance of the terms and conditions of the EULA.

c.	Except as set forth in §4.18(g) below, AT&T will not be a party to any such EULA, Maintenance Agreement, nor to any Materials Warranty, and the obligations of all such Supplier’s Material shall flow directly from Supplier to Customer. AT&T will have no obligations with respect to the licensing of Software or to the warranting of any Materials or Services, other than as may be expressly set forth in this Section. However, AT&T and not Supplier shall invoice Customer for any payments that may become due from Customer, and AT&T and not Supplier shall collect and receive payments from Customer on account of any such invoice. Any other obligations as set forth in Supplier’s Material will be strictly between Supplier and Customer.

d.	Except as Customer may otherwise agree through its acceptance of the terms of Supplier’s Material (including without limitation acceptance thereof by a Government Customer through any of §4.18(g)(i), (ii), or (iii)), Supplier’s warranty and the rights of AT&T under the Sections entitled “Infringement,” and “Warranty,” shall hereby be deemed to also be given for the benefit of Customers, and AT&T may disclose the provisions of such Sections to its Customers. If there is a conflict between the terms of the Supplier’s Material and the preceding sentence, the terms of Supplier’s Material control.

e.	Supplier shall indemnify, hold harmless, and defend AT&T and other indemnified parties harmless from and against Loss in connection with, arising out of, or resulting from any Claim, as provided in the Sections entitled “Indemnity” and “Infringement”.

f.	AT&T agrees to promptly notify Supplier of any Claim and cooperate with Supplier, upon request and at Supplier’s expense, as provided in the Section entitled “Indemnity”.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

9

Agreement 20100106.054.S.001

g.	Supplier acknowledges and agrees that certain of Customers that are State, Federal, local and municipal agencies, departments, political subdivisions and related entities purchasing pursuant to government contracts (“Government Customers”) require certain different treatment with respect to the issues dealt with in this §4.18. Supplier hereby agrees that the terms and conditions in this sub-section (g) apply to such Government Customers, and that all of §4.18 continues to apply to such Government Customers except as expressly modified by this sub-section (g). Specifically, Supplier acknowledges that certain Government Customers insist on contracting directly and solely with AT&T, and may refuse to enter into contracts with Supplier or otherwise deal directly with Supplier for Tier 1 support and maintenance. In order to have such Government Customers agree to the EULA, Supplier hereby agrees that AT&T may take any of the following actions with respect to the EULA when responding to a request for proposal or request for information or otherwise contracting with Government Customers:

i.	have the Government Customer accept Supplier’s EULA either through the web link referenced in §4.18(a), or through a URL accessible without passcode to be made available by Supplier within two weeks of the Effective Date of this Supplement or Supplier’s other, standard acceptance methods in place at that time;

ii.	have the Government Customer agree to a version of Supplier’s EULA, a true and correct copy of which is attached hereto in Appendix R-1; or

iii.	in the event that neither §4.18(g)(i) nor §4.18(g)(ii) is acceptable to the Government Customer, have the Government Customer agree to a sub-license of the EULA from AT&T.

(For clarity, in §§4.18(g)(i) and (ii), the Government Customer will be agreeing to the terms of the EULA directly with Supplier, and AT&T will not be a party to that EULA.)

Pursuant to §4.18(g)(iii), Supplier hereby grants AT&T a limited, nonexclusive, royalty-free, license to the Software, during the term of this Agreement, only for the purpose of allowing and only to the extent necessary to allow AT&T to sub-license the Software to AT&T’s Government Customers on whose behalf AT&T has purchased licenses to the Software under this Agreement, under the EULA, for the term and territory and in the quantities and types licensed. Such sub-licenses may be perpetual if that is what was purchased, and shall survive any termination or expiration of this Agreement in accordance with the terms of the EULA. In the event of any uncured material breach of the EULA by such Government Customer, AT&T shall cooperate with Supplier in exercising its termination rights under the EULA.

For purposes of clarification, the parties intent is that the right to sublicense granted to AT&T be broad enough so that AT&T may grant the Government Customer the license that Supplier would have granted such Government Customer (had the Government Customer been willing to receive a license directly from Supplier), and that no termination of this Agreement leave AT&T having granted more rights to such Government Customer under this sub-section (g) than it had the right to sublicense hereunder. AT&T may represent and warrant to such Government Customers that it has the right to grant such sub-license. AT&T shall only be a party to the EULA for the limited purposes set forth in this paragraph.

In addition, with respect to Government Customers, Supplier hereby agrees that (A) the Materials Warranty and Maintenance Agreement flow directly to AT&T; (B) AT&T may pass through the Materials Warranty and Maintenance Agreement to its Government Customers to the fullest extent allowed by applicable law; (C) the Government Customers are intended third-party beneficiaries of the Materials Warranty and Maintenance Agreement; and (D) Supplier will fully cooperate with and assist AT&T in fulfilling any and all Supplier obligations under the Materials Warranty and Maintenance Agreement for the benefit of such Government Customers.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Robert B. Tinker	By:	/s/ Anthony Cohen

Printed Name:	Robert B. Tinker	Printed Name:	Anthony Cohen

Title:	CEO	Title:	Senior Contract Manager

Date:	Nov 8, 2010	Date:	November 9, 2010

/s/ Jeff Ratzlaff

JEFF RATZLAFF

SR. DIR, BUSINESS DEVELOPMENT

Nov 8, 2010

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

11

Agreement 20100106.054.S.001

Appendix A - Description of Supplier’s Material and/or Services

The Mobile Iron Virtual Smartphone Platform (VSP) is a data-driven smartphone management platform software solution used by corporate enterprises, consisting of the products listed below in this Appendix. Mobile Iron VSP allows enterprise customers to manage, provision, and secure supported smartphones and smartdevices (phones and tablets) and also provides visibility and control of content and usage of a supported smartdevice that is deployed in the enterprise.

The Mobile Iron Virtual Smartphone Platform consists of three key components:

1.	A software client that runs on smartphones and smartdevices, and communicates back to the MobileIron Virtual Smartphone Platform server and consists of two different versions. The subscription service includes a client per device, tier 2 support, and upgrades:

a)	MobileIron iPhone for Enterprise (for iOS devices)

b)	MobileIron Core Bundle Subscription (for other supported OS’s)

2.	The MobileIron Smartphone Virtual appliance plugs into an enterprise network and provides central control and management for enterprise’s supported smartdevices and acts as a proxy between clients and the email infrastructure MobileIron Sentry Virtual appliance provides tools to gain visibility over devices connecting, prohibit unauthorized devices from gaining access to ActiveSync, and block devices that either do not meet requirements or have fallen out of compliance from connecting to corporate e-mail.

Detailed Product Description

1.	MobileIron iPhone for Enterprise Subscription clients reside on the iOS device and communicate back to the MobileIron Smartphone Virtual Appliance. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

2.	MobileIron Advanced Management Subscription for other supported OS’s provides smartdevice management for data, apps, and access to corporate resources. It allows enterprises to set policies or guidelines governing usage and access. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

3.	The MobileIron Mobile Activity Intelligence for other supported OS’s gathers usage data and provides analysis of voice, data and quality of service for the smartphones under management. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

4.	MobileIron Core Bundle for Enterprise Subscription clients for other supported OS’s includes the Advanced Management functionality and Mobile Activity Intelligence functionality as shown above in items 2 and 3. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

5.	MobileIron Smartphone Virtual Appliance provides mission control for managing supported smartdevices and is where the enterprise administrator has visibility to the smartphone fleet, applies policies and manages the devices. [* * *]

6.	MobileIron Sentry Virtual Appliance is included for managing access and control for ActiveSync connectivity for devices under management. [* * *]

[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

12

Agreement 20100106.054.S.001

Description
MobileIron iPhone for Enterprise Subscription - 12 month term
MobileIron iPhone for Enterprise Subscription - 24 month term
MobileIron iPhone for Enterprise Subscription - 36 month term
MobileIron Advanced Management Subscription - 12 month term
MobileIron Advanced Management Subscription - 24 month term
MobileIron Advanced Management Subscription - 36 month term
MobileIron Intelligence Subscription - 12 month term
MobileIron Intelligence Subscription - 24 month term
MobileIron Intelligence Subscription - 36 month term
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 12 month term
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 24 month term
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 36 month term
MobileIron Other Subscriptions
MobileIron iPhone for Enterprise Software License
MobileIron Advanced Management Software License
MobileIron Intelligence Software License
MobileIron Core Bundle Software License (Advanced Management + Intelligence)
MobileIron Other Perpetual Software Licenses
Services and Accessories
MobileIron Smartphone Management Hardware Appliance (includes 2.4 GHz CPU, 16GB RAM, Dual 250GB hard disks)
MobileIron Smartphone Management Virtual Appliance
MobileIron Sentry Hardware Appliance (includes 2.4 GHz CPU, 16GB RAM, Dual 250GB hard disks)
MobileIron Sentry Virtual Appliance
MobileIron Annual Standard Maintenance and Support
MobileIron QuickStart Web-based Training (6 hours)
Professional Services (project-specific quote)
Remote Product Technical Training
Standard Enterprise Implementation Services
Advanced Enterprise Implementation Services

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

13

Agreement 20100106.054.S.001

Appendix B is deleted in its entirety and replaced with the following only when dealing with Mobility Orders:

Appendix B - Supplier’s Price(s)

Description	AT&T Cost
MobileIron iPhone for Enterprise Subscription - 12 month term	$	[* * *]
MobileIron iPhone for Enterprise Subscription - 24 month term	$	[* * *]
MobileIron iPhone for Enterprise Subscription - 36 month term	$	[* * *]
MobileIron Advanced Management Subscription - 12 month term	$	[* * *]
MobileIron Advanced Management Subscription - 24 month term	$	[* * *]
MobileIron Advanced Management Subscription - 36 month term	$	[* * *]
MobileIron Intelligence Subscription - 12 month term	$	[* * *]
MobileIron Intelligence Subscription - 24 month term	$	[* * *]
MobileIron Intelligence Subscription - 36 month term	$	[* * *]
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) – 12 month term	$	[* * *]
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) – 24 month term	$	[* * *]
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) – 36 month term	$	[* * *]
MobileIron Other Subscriptions		[* * *]
MobileIron iPhone for Enterprise Software License	$	[* * *]
MobileIron Advanced Management Software License	$	[* * *]
MobileIron Intelligence Software License	$	[* * *]
MobileIron Core Bundle Software License (Advanced Management + Intelligence)	$	[* * *]
MobileIron Other Perpetual Software Licenses		[* * *]
Services and Accessories
MobileIron Smartphone Management Hardware Appliance (includes 2.4 GHz CPU, 16GB RAM, Dual 250GB hard disks)	$	[* * *]
MobileIron Smartphone Management Virtual Appliance		[* * *]
MobileIron Sentry Hardware Appliance (includes 2.4 GHz CPU, I6GB RAM, Dual 250GB hard disks)		[* * *]
MobileIron Sentry Virtual Appliance		[* * *]
MobileIron Annual Standard Maintenance and Support *		[* * *]
MobileIron QuickStart Web-based Training (6 hours)		[* * *]
Professional Services (project-specific quote)		[* * *]
Remote Product Technical Training		[* * *]
Standard Enterprise Implementation Services		[* * *]
Advanced Enterprise Implementation Services		[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

14

Agreement 20100106.054.S.001

Supplier prices to AT&T will be pro-rated to AT&T based on the actual start and stop date for each Service to each Customer.*

*	Supplier standard maintenance and support is calculated based upon [* * *] of the then current MSRP for perpetual licenses. Supplier MSRP is found in Supplier published price lists.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

15

Agreement 20100106.054.S.001

Appendix C is deleted in its entirety and replaced with the following:

Appendix C - Specifications

AT&T’s Specifications and business requirements include:

1.	Provisioning and Onboarding

a.	AT&T reserves the right to prohibit URLs at its sole discretion.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

16

Agreement 20100106.054.S.001

Appendix K is added as follows:

Appendix K - Offshore Locations

Country(ies) where services are authorized by AT&T to be performed	Services to be performed at approved Physical Location	Name of Supplier/ Subcontractor performing the services
India	Maintenance & call center support	Mobile Iron India Software Private Limited
Netherlands	Maintenance & call center support	Mobile Iron International Incorporated

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

17

Agreement 20100106.054.S.001

Appendix T shall be added as follows:

Appendix T - Monthly Order and Shipment Report

ORDER DATE	PART NUMBER	PID #	BAR CODE NUMBER	DESCRIPTION	AGREEMENT PRICE	LOCATION SHIPPED	TRADE- INS/ UPGRADES	MONTH TO DATE $

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001

Appendix Y, End User Care, shall be added as follows:

Appendix Y - End User Care

End User Care

1.	Supplier agrees to support AT&T as described below to ensure End Users obtain an optimum user experience. As of the Effective Date, the Parties agree that the following support framework applies to this Agreement:

a.	Supplier support hours are Monday to Friday 6am to 6pm, Pacific Time. Supplier support can be contacted via telephone, e-mail, or web portal as follows:

Telephone number:	+1.800.732.2088
Email address:	support@MobileIron.com
Web Portal:	https://support.mobileiron.com

b.	Supplier will provide to AT&T a quarterly Support Ticket statistics report. The form of the report will be mutually agreed upon by the Parties, but will be similar to the format of the example below and contain at minimum the following fields:

1.	Ticket #

2.	End User ID

3.	Subject

4.	Status

5.	Date Assigned

6.	Date Completed

7.	% Completed

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

19

Agreement 20100106.054.S.001

AT&T Ticket Statistics

Total Number of tickets for the period 01/04/2008 to 30/04/2008: 7

[* * *]				[* * *]			[* * *]
[* * *]								[* * *]
[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]

[* * *]			[* * *]			[* * *]
[* * *]								[* * *]
[* * *]								[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]

[* * *]			[* * *]			[* * *]
[* * *]								[* * *]
[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]
	[* * *]	[* * *]	[* * *]		[* * *]	[* * *]	[* * *]

c.	Supplier commits to meeting the following response times (based on the severity level) for support and maintenance requests by AT&T for the support of End Users:

Severity Level	Definition	Response Time
Severity 1	A severity one (1) issue is a catastrophic production problem which may severely impact the client’s production systems, or in which client’s production systems are down or not functioning; loss of production data and no procedural work around exists	[* * *]
Severity 2	A severity two (2) issue is a problem where the client’s system is functioning but in a severely reduced capacity. The situation is causing significant impact to portions of the client’s business operations and productivity. The system is exposed to potential loss or interruption of service.	[* * *]
Severity 3	A severity three (3) issue is a medium-to-low impact problem which involves partial non-critical functionality loss. One which impairs some operations but allows the client to continue to function. This may be a minor issue	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20

Agreement 20100106.054.S.001

with limited loss or no loss of functionality or impact to the client’s operation and issues in which there is an easy circumvention or avoidance by the end user. This includes documentation errors.
Severity 4	A severity four (4) issue is for a general usage question or recommendation for a future product enhancement or modification. There is no impact on the quality, performance or functionality of the product	[* * *]

Unless otherwise specified, all response times specified above apply only to and occur only during Supplier’s standard support business hours only. Severity 1 errors reported after hours shall be reported by telephone as well as through the web portal.

d.	Supplier will redirect all Services issues not related to the Software back to the appropriate carrier via a warm transfer unless a cold transfer is requested by the Customer.

2.	AT&T is responsible for Tier 1 customer care directly to Customers and End Users. Supplier is responsible for Tire 2 customer care directly to AT&T Support Contacts.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

21

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Agreement 20100106.054.S.001

AGREE TO by:

MobileIron, Inc.		AT&T Services, Inc.

By:	/s/ Robert B. Tinker	By:	/s/ Anthony Cohen

Printed Name:	Robert B. Tinker	Printed Name:	Anthony Cohen

Title:	CEO	Title:	Senior Contract Manager

Date:	Nov. 8, 2010	Date:	November 9, 2010

/s/ Jeff Ratzlaff

JEFF RATZLAFF

SR. DIR, BUSINESS DEVELOPMENT

Nov 8, 2010

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

12

Amendment 1

20100106.054.S.001.A001 to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.001

Amendment 1 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 1 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to a Resale Agreement (No. 20100106.054.C) effective April 22, 2010 (the “Agreement”) under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for Supplier’s products sold through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

C.	The Parties wish to amend the Supplement to expand the scope of the Supplement to enable AT&T to resell to Customers the MobileIron Connected Cloud Software as a Service.

THEREFORE, AT&T and Supplier agree as follows:

1.	The following definitions are added to the definitions added to the Agreement under Section 3 of the Supplement:

2.39 “Connected Cloud” means Supplier’s Connected Cloud offerings identified in Appendix A.

2.40 “AT&T Managed Connected Cloud” means a version of the Connected Cloud where AT&T distributes the Connected Cloud under an AT&T Managed MSA and provides tier 1, tier 2 and tier 3 support for the Connected Cloud to the Customer.

2.41 “MSA” means the Master Service Agreement attached as Appendix BB, as it may be modified pursuant to Section 4.18.

2.42 “AT&T Managed MSA” means the Master Service Agreement attached as Appendix CC, as it may be modified pursuant to Section 4.18.

2.	As of the Amendment Effective Date, Appendix A to the Supplement is hereby amended to read as set forth in Appendix A attached hereto.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

3.	As of Amendment Effective Date, Appendix B to the Supplement is hereby amended to read as set forth in Appendix B attached hereto.

4.	Appendix AA is hereby added to the Supplement as attached hereto

5.	Appendix BB is hereby added to the Supplement as attached hereto

6.	Appendix CC is hereby added to the Supplement as attached hereto

7.	The following new section 5(b) shall be added to the Supplement: The following section 4.23 titled Connected Cloud is hereby added to the Agreement to read as follows:

4.23 Connected Cloud

Where AT&T is distributing the Connected Cloud offering, the MSA shall replace the EULA for purposes of Section 4.18 (with Appendix BB replacing Appendix R-1). Where AT&T is distributing the AT&T Managed Connected Cloud, the AT&T Managed MSA shall replace the EULA for purposes of Section 4.18 (with Appendix CC replacing Appendix R-1) and AT&T shall be responsible for providing tier 1, tier 2 and tier 3 support to Customer.

8.	The following new section 5(c) shall be added to the Supplement: The following section 4.24 titled Service Level Agreements is hereby added to the Agreement to read as follows:

4.24. Service Level Agreements

Supplier agrees to the following provisions for the benefit of AT&T and its Customers, only with respect to the AT&T Managed Connected Cloud.

I. Service Levels. Subject to the terms herein, Supplier agrees to (a) use commercially reasonable efforts to make the Connected Cloud (excluding the offline Software components) available 24 hours a day, 7 days a week, except for: (i) Supplier shall schedule maintenance according to Appendix AA), or (ii) any unavailability caused by circumstances beyond Supplier’s reasonable control, including without limitation, acts of God, acts of government, flood, fire, earthquakes, civil unrest, acts of terror, strikes or other labor problems (other than those involving Supplier employees), or Internet service provider failures or delays.

II. Maintenance Services. Subject to the terms herein, Supplier agrees to provide AT&T’s Customers all updates, upgrades, maintenance releases, bug fixes to the Software, to the extent created and generally released to other Supplier customers whom have purchased a subscription to the Connected Cloud.

III. Issue Reporting. AT&T shall document and report all outages, suspected errors or malfunctions of the Connected Cloud (including Software) to Supplier via e-mail or Supplier’s bug tracking system, and cooperate with Supplier in its bug investigation by phone, email, and through Supplier’s bug tracking system. Supplier will provide AT&T with a trouble ticket

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

number that AT&T will use to track the status of any confirmed error or malfunction in the Connected Cloud (i.e. any confirmed failure for the Connected Cloud to meet the Supplier specifications described in the Documentation). Supplier reserves the right to close the trouble ticket without further responsibility if AT&T does not provide appropriate feedback to Supplier [* * *] of receiving a patch or workaround, or if AT&T fails to respond to a request for additional information. Supplier shall issue credentials to select AT&T personnel (as requested by AT&T) that allow those personnel to open trouble tickets. AT&T shall take the appropriate measures to insure that AT&T personnel are properly trained in the Supplier Connected Cloud prior to requesting trouble ticket credentials. Supplier shall have no obligation to respond to requests for support from anyone other than the AT&T personnel that have been issued trouble ticket credentials by Supplier.

IV. Limitations. Supplier shall be responsible only for correcting errors in the Connected Cloud (including Software). Services described herein do not include, and Supplier shall not be responsible for, matters beyond Supplier’s reasonable control, or for any failure due to Customer, Customer Affiliates or Customer Representative (as defined in the MSA) or their respective equipment or hardware or devices or the network, including failures due to (a) abuse or misuse of the Connected Cloud (or any component thereof) or (b) use or maintenance of the Connected Cloud (or any component thereof) in a manner not conforming to the requirements described in the Documentation or in the Agreement, or (c) use of Software (or any component thereof) on unsupported platform, equipment or hardware or devices or (d) modifications or alterations to the Software by Customer or Customer Representatives. Supplier does not monitor and makes no representations or warranties regarding data transmissions over the Internet. Supplier’s obligations stated herein shall apply only to the most current release of the Software and the prior release. If Supplier agrees to remedy any errors or problems not covered by the terms of this SLA, Supplier may perform such work at its then-current standard time and material rates.

AGREE TO by: Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Jim Buckley	By:	/s/ Anthony Cohen

Printed Name:	Jim Buckley	Printed Name:	Anthony Cohen

Title:	CFO	Title:	Senior Contract Manager

Date:	June 22, 2011	Date:	June 22, 2011

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix A - Description of Supplier’s Material and/or Services

The Mobile Iron Virtual Smartphone Platform (VSP) is a data-driven smartphone management platform software solution used by corporate enterprises, consisting of the products listed below in this Appendix. Mobile Iron VSP allows enterprise customers to manage, provision, and secure supported smartphones and smartdevices (phones and tablets) and also provides visibility and control of content and usage of a supported smartdevice that is deployed in the enterprise.

The Mobile Iron Virtual Smartphone Platform consists of two key components:

1.	A software client that runs on smartphones and smartdevices, and communicates back to the Supplier (VSP) server and consists of three different versions. The subscription service includes a client per device, support and upgrades:

a)	MobileIron Connected Cloud (for supported OS’s)

b)	MobileIron Advanced Management (for supported OS’s)

c)	MobileIron Core Bundle (for supported OS’s)

2.	The MobileIron Smartphone Virtual Appliance plugs into an enterprise network and provides central control and management for enterprise’s supported smartdevices and acts as a proxy between clients and the email infrastructure. MobileIron Sentry Virtual appliance provides tools to gain visibility over devices connecting, to prohibit unauthorized devices from gaining access to ActiveSync, and to block devices that either do not meet requirements or have fallen out of compliance from connecting to corporate e-mail.

Detailed Product Description

1.	MobileIron Connected Cloud is a Mobile Device Management (MDM) solution that is provided as a hosted software service and is available on a subscription basis. The service is comprised of software that is loaded on servers in a secure data center, and maintained by professional IT personnel. The MobileIron Connected Cloud service can be accessed by users via the Internet through the use of a secure web browser.

2.	MobileIron Connected Cloud Subscription clients reside on the mobile device and communicate back to a hosted MobileIron Smartphone Virtual Appliance. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

3.	MobileIron Advanced Management Subscription for supported Operating Systems (OS) provides smartdevice management for data, apps, and access to corporate resources. It allows enterprises to set policies or guidelines governing usage and access. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

4.	The MobileIron Mobile Activity Intelligence for supported OS gathers usage data and provides analysis of voice, data and quality of service for the smartphones under management. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

5.	MobileIron Core Bundle for Enterprise Subscription clients for supported OS includes the Advanced Management functionality and Mobile Activity Intelligence functionality as shown above in items 3 and 4. The device client is priced on a per device basis and includes tier 2 and tier 3 support.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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6.	MobileIron Smartphone Management Virtual Appliance provides mission control for managing supported smartdevices and is where the enterprise administrator has visibility to the smartphone fleet, applies policies and manages the devices. [* * *]

7.	MobileIron Sentry Virtual Appliance is included for managing access and control for ActiveSync connectivity for devices under management. [* * *]

Description[1]
MobileIron Connected Cloud Subscription - 12 month term
MobileIron Connected Cloud Subscription - 24 month term
MobileIron Connected Cloud Subscription - 36 month term
MobileIron Advanced Management Subscription - 12 month term
MobileIron Advanced Management Subscription - 24 month term
MobileIron Advanced Management Subscription - 36 month term
MobileIron Mobile Activity Intelligence Subscription - 12 month term
MobileIron Mobile Activity Intelligence Subscription - 24 month term
MobileIron Mobile Activity Intelligence Subscription - 36 month term
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 12 month term
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 24 month term
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 36 month term
MobileIron Other Subscriptions
MobileIron Advanced Management Software License
MobileIron Intelligence Software License
MobileIron Core Bundle Software License (Advanced Management + Intelligence)
MobileIron Other Perpetual Software Licenses
Services and Accessories
MobileIron Smartphone Management Hardware Appliance (includes 2.4 GHz CPU, 16GB RAM, Dual 250GB hard disks)
MobileIron Smartphone Management Virtual Appliance
MobileIron Sentry Hardware Appliance (includes 2.4 GHz CPU, 16GB RAM, Dual 250GB hard disks)
MobileIron Sentry Virtual Appliance
MobileIron Annual Standard Maintenance and Support *
Professional Services (project-specific quote)
Remote Product Technical Training
Standard Enterprise Implementation Services
Advanced Enterprise Implementation Services

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix B is deleted in its entirety and replaced with the following only when dealing with Mobility Orders:

Appendix B - Supplier’s Price(s)

Description	AT &T Cost
MobileIron Connected Cloud Subscription - 12 month term	[* * *]
MobileIron Connected Cloud Subscription - 24 month term	[* * *]
MobileIron Connected Cloud Subscription - 36 month term	[* * *]
MobileIron Advanced Management Subscription - 12 month term	[* * *]
MobileIron Advanced Management Subscription - 24 month term	[* * *]
MobileIron Advanced Management Subscription - 36 month term	[* * *]
MobileIron Mobile Activity Intelligence Subscription - 12 month term	[* * *]
MobileIron Mobile Activity Intelligence Subscription - 24 month term	[* * *]
MobileIron Mobile Activity Intelligence Subscription - 36 month term	[* * *]
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 12 month term	[* * *]
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 24 month term	[* * *]
MobileIron Core Bundle Subscription (Advanced Management + Intelligence) - 36 month term	[* * *]
MobileIron Other Subscriptions	[* * *]
MobileIron Advanced Management Software License	[* * *]
MobileIron Intelligence Software License	[* * *]
MobileIron Core Bundle Software License (Advanced Management + Intelligence)	[* * *]
MobileIron Other Perpetual Software Licenses	[* * *]
Services and Accessories	[* * *]
MobileIron Smartphone Management Hardware Appliance (includes 2.4 GHz CPU, 16GB RAM, Dual 250GB hard disks)	[* * *]
MobileIron Smartphone Management Virtual Appliance	[* * *]
MobileIron Sentry Hardware Appliance (includes 2.4 GHz CPU, 16GB RAM, Dual 250GB hard disks)	[* * *]
MobileIron Sentry Virtual Appliance	[* * *]
MobileIron Annual Standard Maintenance and Support *	[* * *]
MobileIron Connected Cloud New Customer Set-up Fee	[* * *]
Professional Services (project-specific quote)	[* * *]
Remote Product Technical Training	[* * *]
Standard Enterprise Implementation Services	[* * *]
Advanced Enterprise Implementation Services	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Notes:

1)	Supplier prices to AT&T will be pro-rated to AT&T based on the actual start and stop date for each Service to each Customer.

2)	* Supplier standard maintenance and support is calculated based upon [* * *] of the then current MSRP for perpetual licenses. Supplier MSRP is found in Supplier published price lists.

3)	MobileIron Connected Cloud Subscriptions shall be offered in no less than [* * *] subscriptions per Customer unless agreed to in writing by both Parties.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix AA, AT&T Managed Connected Cloud Technical Support, is hereby added to the Supplement as follows:

Appendix AA - AT&T Managed Connected Cloud Technical Support

Purpose:

The following document outlines the technical support escalation and engagement approach to be used between Supplier and AT&T technical resources for the AT&T Managed Connected Cloud. This document outlines the following:

•	Technical Support Summary

•	AT&T and Supplier Expectations

•	How to raise tickets/issues with Supplier Technical Support

•	Lifecycle of a Ticket

•	Ticket Escalation Processes

•	Change Management and Planned Maintenance

•	Outage Notification

•	Test Environment Access

•	Supplier Support SLAs (Severity 1 through Severity 4)

•	System Performance and Availability Monitoring

•	AT&T Technical Support Help Desk Training Overview

•	Tips on Working with Supplier Technical Support

Technical Support Summary:

The technical support delivery model for Supplier and AT&T-led business initiatives is a collaborative effort, where Supplier and AT&T work together to respond to, and address customer needs. Whether these are implementation related questions, or product issues or escalations, Customers often require assistance to help address technical challenges they experience with Supplier.

The collaborative partnership between Supplier and AT&T allows for AT&T to remain the primary resource interacting with the end-customer, but also provides AT&T with expert product guidance and assistance from the Supplier technical support staff where needed.

The following outlines the roles and responsibilities for both AT&T and Supplier, and provides an overview of how the two organizations will work together to resolve customer issues. Supplier and AT&T agree to revisit the overall approach outlined in this document quarterly to ensure that it meets the needs of the business, and that the Service Level Objectives are being met adequately.

Expectations of AT&T:

Given the current go-to-market strategy with AT&T and Supplier’s hosted offering, AT&T will serve as the front-line (aka Tier 1 and Tier 2) support organization for all of AT&T’s direct

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Customers. If there are issues or concerns raised by the Customer, the first response and remediation efforts will come from the AT&T team. In this model, we expect AT&T resources to perform the following:

•	Receive and log initial issues, cases, and concerns from the Customer

•	Perform initial case remediation and troubleshooting steps, including but not limited to:

•	Basic product troubleshooting

•	End-user registration validation

•	Collection of step-by-step details to re-create the issue

•	Attempt to re-create or troubleshoot issues given Customer input

•	Resolution of cases and escalations (if possible) prior to escalation to Supplier

•	Collection of version information, device information, logs or other diagnostic information for escalation to Supplier Support for those cases that cannot be resolved by the partner.

•	Coordinate all communication and correspondence with the end-customer resource

•	Submit formal case(s) via Supplier web portal ticket system, email or phone hotline.

•	Manage information exchange to Supplier support organization for Advanced Tier 3 support cases.

•	Receive AT&T Customer acceptance and close tickets since AT&T owns the Customer relationship.

Expectations of Supplier Support Engineers:

For all issues that are raised to Supplier for assistance, Supplier resources will engage with AT&T resources to resolve the issue as quickly as possible. In this model we expect Supplier support resources to support both operational system uptime and product functionality by performing the following:

•	Provide issue resolution and troubleshooting guidance to AT&T resources

•	Conduct advanced problem investigation, system diagnostics, and log analysis

•	Coordinate escalations to Supplier engineering resources for expert analysis and troubleshooting

•	Provide rapid-response to AT&T resources, including case updates and overall status of issues

•	Share root-cause analysis and case resolution results and explanation details to AT&T to share with end-customer contacts.

Additionally, all customers who purchase technical support from Supplier and AT&T are entitled to receive the following software upgrades and updates per Supplier Support and Maintenance agreement:

•	Software Maintenance, including Software Error Correction and Bug Fixes. Supplier will provide the Customer access to all generally available software updates and software upgrades that are released during the maintenance term free of charge to customer’s purchasing support and maintenance.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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How to raise tickets/issues with Supplier Technical Support:

Self Service Support Portal

•	Supplier web-based support ticket system allows for AT&T resources to submit cases online, track case status, and access Supplier knowledgebase.

•	New case alerts are delivered to the support team and routed according to severity of issue.

•	AT&T can access Supplier support portal at the following URL: https://support.mobileiron.com

•	Individual user accounts will be created for all AT&T technical resources who require the ability to search Supplier knowledge base and/or submit new tickets to Supplier system for escalation.

Support Email

•	AT&T may submit tickets directly to a dedicated support email alias created for priority AT&T escalations. The dedicated email alias is [* * *].

•	This email alias is dedicated to AT&T to ensure the cases are routed to the appropriate queues within Supplier for proper follow up.

•	AT&T can either send emails directly to this address, or configure their internal ticket system (Remedy) to notify Supplier via a SMTP message sent to that address if that is their preferred method.

1-877-Number

•	For urgent issues, Supplier has a toll-free 877-number (877-819-3452) that can be used to contact tech support staff during normal business hours (6am to 6pm Pacific Time), and extended technical support team during off-hours.

•	Calls received after hours will be handled by Supplier 24 x 7 tech support team. If they need assistance with an issue, the on-call technical support engineer will be contacted.

•	The following is the information to be submitted by AT&T where applicable when opening a ticket with Supplier.)

•	VSP Version and Fully Qualified Domain Name (FQDN)

•	Sentry version and FQDN

•	Exchange version

•	Device models and operating system

•	Supplier client software version

•	Screenshots of errors or issues

•	Steps taken to create issue

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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•	Ticket urgency

•	Description of affected functionality

Web Portal	E-mail Support	Phone Support

http://support.mobileiron.com • Open cases though MobileIron self-service web portal, including severity • Recommend method for submitting cases	[* * *] • Used for general inquiries and questions • Not recommended for priority cases (web portal or phone recommended) • Issues received by entire MobileIron Support Team	US:1.877.819.3452 • Used for issue reporting and critical assistance • 877 Number Provides Access to Tech Support Specialist Team in US • Call-answering service on standby for call overflow

Lifecycle of a Ticket:

Once a ticket is created, it is managed by Supplier team based on priority/urgency attributed to the ticket. Severity 1 tickets (system outages and other critical escalations) are treated with the highest priority. Supplier SLA is outlined in more detail in the table below.

Additionally, once a ticket is created in Supplier support system, it can be viewed and updated by either the Supplier or AT&T technical team. Once a ticket has been created in Supplier’s technical support system, all email exchanges between Supplier’s technical support and AT&T technical support for that ticket will be tracked via Supplier system. This streamlines the communication approach and ensures all communication and correspondence between Supplier and AT&T is tracked within the ticket history.

An additional benefit of using the Supplier Support portal is getting access to Supplier’s knowledgebase, which contains extensive articles and troubleshooting tips to help accelerate ticket and case resolution times. In many cases, AT&T resources may proactively find solutions to questions or escalations in Supplier knowledgebase without having to engage Supplier technical support resources.

Ticket Escalation Process:

For those tickets that are submitted via the formal process outlined above but are not addressed within the timeframes designated in the matrix below, the AT&T technical support organization may escalate to resources identified in the following table:

Severity	Ticket Escalation Status	Resource and Contact Information
Severity 1 (Critical)	After [* * *]	[* * *]
	After [* * *]	[* * *]
	After [* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Severity 2 (High)	After [* * *]	[* * *]
	After [* * *]	[* * *]
[* * *]
	After [* * *]	[* * *]

AT&T may also escalate any ticket to a higher level of urgency by calling Supplier help desk support line to raise the priority, by emailing support@mobileiron.com, or by updating the ticket online.

Tickets are naturally escalated after a pre-set amount of time by Supplier ticket system.

•	Urgent Priority tickets are escalated to the attention of the [* * *] within [* * *] if they have not be assigned or responded to.

•	High Priority tickets are escalated to the attention of the [* * *] within [* * *] if they have not be assigned or responded to.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Change Management and Planned Maintenance

Supplier will periodically upgrade hosted environments in order to provide new functionality associated with new releases or resolve any known issues / bugs. Supplier shall notify AT&T at [* * *] of any planned releases, upgrades or maintenance to the hosted environment. Notification of any planned major releases or new functionality shall be provided at least [* * *] in advance prior to release. The following information shall be provided by Supplier to AT&T prior to release:

•	Release Notes and Documentation (must be provided [* * *] prior to planned release)

•	Training

•	Access to Staging Environment for AT&T Testing Purposes

•	Roll Back Plan

If AT&T has not responded to change management plan within the [* * *] of the notification period, Supplier shall escalate to the points of contact noted below. If Supplier receives no response from AT&T within the [* * *] thereafter, Supplier may proceed with the planned maintenance at the [* * *] with no further notification to AT&T.

Team Name	Contact Details
Mobility Solution Services (MSS) Service Assurance	[* * *]
Director Mobility Solution Services (MSS) Advanced Mobility Support	[* * *]

For any routine planned maintenance that does not include a new release or new functionality (e.g. bug fixes), Supplier shall notify AT&T at least [* * *] in advance of any planned maintenance.

The following information shall be provided by Supplier to AT&T prior to any planned maintenance:

•	Release Notes and Documentation (must be provided [* * *] prior to planned release)

•	Access to Staging Environment for AT&T Testing Purposes

•	Roll Back Plan

If AT&T has not responded to change management plan within the [* * *] notification period, Supplier may proceed with the planned maintenance with no further notification to AT&T.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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AT&T shall be responsible for testing any proposed changes in the staging environment prior to moving into production. AT&T will then coordinate with Supplier to move any changes into production according to the published schedule as well as perform any validation testing and monitor the service after implementation. [* * *]

Maintenance shall be performed during the following defined maintenance windows: mid-night to 3AM Pacific Time.

For emergency maintenance, Supplier shall notify AT&T as soon as possible.

The method of notification should be through the following e-mail distribution list: [* * *] and should include the requested information and appropriate Supplier contacts.

AT&T help desk or service desk will be responsible for notifying AT&T managed customers of any planned maintenance.

Outage Notifications

Supplier shall notify AT&T of any service interruptions within [* * *] of becoming aware of the service impact. Notification should be made via e-mail to the [* * *] distribution list and include the following:

•	Description of the Outage

•	Estimated Time to Repair; if known

•	MobileIron Case Number

•	Outage Bridge Phone Number and Pin; if applicable

Supplier shall [* * *] for any outage lasting longer than [* * *]. AT&T shall optionally participate on any [* * *]. Outage updates shall be made via the e-mail distribution list [* * *] until resolved. The AT&T help desk or service desk will in turn notify its customers of the service interruption.

Supplier shall provide a preliminary root cause analysis of the service interruption within [* * *] of resolution with a final root cause analysis within [* * *] of resolution.

Test Environment Access:

Supplier will provide AT&T with access to a staging area for new product release within [* * *] prior to any official go-live in a production environment. This will allow AT&T support resources to test and become familiar with any new functionality introduced in the new release in advance of their customers accessing the new features.

Supplier will provide AT&T with access to a Staging area for routine maintenance releases [* * *] prior to any official go-live in a production environment. This will allow AT&T support resources to test and become familiar with any new functionality introduced in the new release in advance of their customers accessing the new features.

[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Supplier’s Technical Support offering provides the following response times (SLA’s) based on the severity of the submitted issue:

Response Times for Severity 1, Severity 2, Severity 3 and Severity 4 should be according to the table below.

	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]

[* * *]	[* * *]	[* * *]
[* * *]

[* * *]	[* * *]	[* * *]
[* * *]

[* * *]	[* * *]	[* * *]
[* * *]

**	Initial Response Time is for Acknowledgement of Issue, Not Necessarily Resolution

Business hours are 6am to 6pm Pacific Time Monday-Friday; anytime hours are 6pm through 6am Monday through Friday and weekends and holidays

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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System Performance and Availability:

Supplier Technical Operations resources will make available performance dashboards, utilities, and system diagnostic tools to provide visibility into the stability and health of the hosted environment.

Supplier will provide AT&T with a customized help-desk dashboard to monitor and troubleshoot all Supplier Connected Cloud customer solutions. AT&T personnel will have a special login to a system monitoring dashboard which will include key health and status information for all their individual customer instances for service and support.

•	The dashboard will provide a single dashboard for all AT&T’s customer instances

•	Each customer instance will be indicated with an overall health status

•	Healthy - Green

•	Warning Yellow

•	Down - Red

•	For each customer instance, AT&T support personnel will be able to drill down to get detailed status information including:

•	Network connectivity to the Connected Cloud:

•	Connection status

•	Latency history

•	Admin URL:

•	Status

•	Latency history

•	SSL Cert:

•	Portal certificate info and expiration alerts

•	Expiration & details

•	Client port (for device management):

•	Port #

•	Connection status

•	Latency history

•	Status URL (system information):

•	Future enhancement to include:

•	Connector status

•	Sentry status

•	Memory utilization - per instance

•	# registered devices

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix BB, MSA, is hereby added to the Supplement as follows:

Appendix BB - MSA

MOBILEIRON CONNECTED CLOUD SOFTWARE AS A SERVICE AGREEMENT

This MobileIron Connected Cloud Software as a Service Agreement (this “Agreement”) is effective as of the date executed by Customer (“Effective Date”), and is made by and between Mobile Iron, Inc., a Delaware corporation having a place of business at 815A East Middlefield Road, Mountain View, CA 94043 (“MobileIron”) and                     , a                      corporation having a place of business at                      (“Customer”).

1. Definitions.

“Authorized Reseller” shall mean AT&T Services, Inc. or an affiliate thereof.

“Cloud Services” being sold through its Authorized Reseller to Customer, means the online, web-based applications and platform which is made accessible to Customer by MobileIron via a designated website provided by MobileIron, which offers the MobileIron mobile device management solution on an outsourced basis, and which definition includes the associated offline Software components delivered to Customer by MobileIron hereunder to be used in connection with such services.

“Customer Affiliates” shall mean any entity controlling, controlled by or under common control with Customer.

“Customer Data” shall mean data, information, applications, and any other items originated by Customer that Customer submits to the Cloud Service.

“Customer Representatives” shall mean any employee or contractor of Customer or Customer Affiliates to whom Customer (and/or Customer Affiliates) provides access to the Cloud Services (or any component thereof, including Software) for use on behalf of and for the benefit of the Customer (and/or Customer Affiliates) and for Customer’s (and/or the Customer Affiliates’) internal business purposes, subject to all the terms and conditions of this Agreement.

“Documentation” means the written and/or electronic user documentation pertaining to the use of Cloud Services that is provided by MobileIron either directly or through the Authorized Reseller to Customer.

“Licensed Device Count” shall mean the maximum number of registered devices that Customer may have at anytime that are registered to the Cloud Service; which maximum number shall be based on the subscription fees paid by Customer. For the avoidance of doubt, registered devices are those devices which have loaded device Software and which have been registered to the Cloud Service and which have not been retired (meaning unregistered).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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“Malicious Code” means viruses, worms, time bombs, Trojan horses and other harmful or malicious code, files, scripts, agents or programs.

“Product Schedule” shall mean an invoice, pricing schedule or other ordering document agreed to between Customer and Authorized Reseller setting forth products, services and licenses (including Licensed Device Count and Subscription Term) agreed upon by Customer and the Authorized Reseller. Multiple Product Schedules may apply to this Agreement, provided that unless expressly stated otherwise in a mutually agreed upon Product Schedule, the terms specified in a Product Schedule shall be relevant only to the specific items listed on the relevant Product Schedule.

“Software” means the object code version of MobileIron’s proprietary computer programs, including collectively and individually the connector software and any other server-side software (e.g. MobileIron Sentry Software or virtual appliance/machine) identified on the Product Schedule (collectively the “Premise Software”), and the device-side software (“Device Software”), each which are delivered to Customer hereunder for use in connection with the Cloud Services, and any Documentation, backup copies and updates, upgrades, maintenance releases, bug fixes to any of the forgoing provided to Customer hereunder.

“Subscription Term” means the term of the subscription specified in the Product Schedule agreed to by Customer and the Authorized Reseller. The Subscription Term shall commence on the “Activation Date” (defined in section 9) and is subject to the termination rights in section 9.

2. Rights of Access and Use. During the Subscription Term, and subject to the terms of this Agreement, MobileIron grants to Customer a non-exclusive right to (a) permit those Customer Representatives authorized by Customer and/or Customer Affiliates to access and use the Cloud Services on Customer’s and/or Customer Affiliates’ behalf, and (b) to install, copy and use Premise Software in connection with Cloud Services in accordance with the Documentation, but solely on systems and hardware owned or controlled or otherwise managed by Customer Representatives on behalf of and for the benefit of Customer and/or Customer Affiliates, (c) to install, copy and use Device Software in connection with Cloud Services in accordance with the Documentation, but solely on mobile devices used by Customer Representatives on behalf of and for the benefit of Customer and/or Customer Affiliates. Notwithstanding anything else herein, the number of devices Customer and/or Customer Representatives may register to the Cloud Services may not exceed the Licensed Device Count.

3. Restrictions. Except as otherwise expressly permitted under this Agreement, Customer agrees that it shall not, nor shall it permit any third party to, (a) use the Cloud Services (or any portion thereof) in excess of or beyond the Subscription Term, Licensed Device Count, and/or other restrictions/limitations described in this Agreement (including the applicable Product Schedule); (b) make the Cloud Services available to anyone other than Customer Representatives, or sell, rent or lease the Cloud Services or use the Cloud Services for the benefit of any third party (other than Customer Affiliates as permitted herein) in a service bureau or outsourcing capacity; (c) use the Cloud Services to store or transmit infringing, libelous, or otherwise unlawful or tortious material, or to store or transmit material in violation of third-party privacy or other rights; (d) use the Cloud Services to store or transmit Malicious Code; (e) interfere with or disrupt the integrity or performance of the Cloud Services or third-party data

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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contained therein; (f) use the Software on equipment or devices which are not specified in the Documentation; (g) modify, create derivative works based upon, reverse engineer or decompile, decrypt, disassemble the Cloud Services (or any portion thereof), except and only to the extent any foregoing restriction is prohibited by applicable law; (h) release, publish, and/or otherwise make available to any third party (other than the Authorized Reseller or Customer Representatives) the results of any performance or functional evaluation of the Cloud Services (including the Software) without the prior written approval of MobileIron; (i) alter or remove any proprietary notices or legends contained on or in the Cloud Services (including the Software); or (j) use the Cloud Services in violation of any relevant laws or regulations. Notwithstanding any of the forgoing restrictions, to the extent Software delivered hereunder includes any open source libraries/components/applications/user interface/utilities (collectively referred to as “Open Source”) and to the extent required by the relevant licensor, such Open Source shall be subject to the relevant Open Source proprietary notices, disclaimers, requirements and/or extended rights which are relevant to the relevant Open Source code. If the Cloud Services makes available cellular tower identification information with associated latitude and longitude location information, Customer agrees that neither it nor its Customer Representative will use such latitude and longitude location information to create a latitude/longitude lookup database for cellular towers. There are no implied licenses granted by MobileIron under this Agreement.

4. Customer Responsibilities. Customer shall (a) be responsible and liable for any action or inaction of Customer Affiliates and Customer Representatives which is in violation of this Agreement, (b) be solely responsible for the accuracy, quality, integrity and legality of Customer Data and of the means by which Customer (and Customer Representatives) acquire, upload, transmit and process Customer Data, (c) use commercially reasonable efforts to prevent unauthorized access to or use of the Cloud Services, and notify the Authorized Reseller promptly of any such unauthorized access or use, (d) use the Cloud Services only in accordance with the Documentation and applicable laws and government regulations, and (e) be responsible for obtaining and maintaining appropriate equipment and ancillary services needed to connect to, access or otherwise use the Cloud Services, including, without limitation, computers, computer operating system and web browser.

5. MobileIron Responsibilities.

Subject to the terms of this Agreement, MobileIron agrees to use commercially reasonable efforts to deliver any training services to be provided by MobileIron and activation services, in each case as outlined/described in the Product Schedule. Subject to the terms of this Agreement, during the Subscription Term, MobileIron will maintain the Cloud Services and provide the support and maintenance services and meet the service levels outlined on Exhibit A attached hereto.

6. Device Count Increases; Reporting; Invoice. If the number of devices that Customer or Customer Representatives have registered to the Cloud Service (“Actual Device Count”) exceeds Customer’s then current Licensed Device Count or if Customer wishes to increase the Licensed Device Count, then Customer shall notify the Authorized Reseller and pay the incremental subscription fees due, and after the relevant payment has been received, the Licensed Device Count shall be amended to reflect this change. Upon written request, Customer will provide the Authorized Reseller a report identifying (i) the Actual Device Count; (ii) the copies of and location of the Premise Software maintained; and (iii) any other information

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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reasonably requested by the Authorized Reseller at the time as it relates to the use of the Cloud Service to determine compliance with the terms of this Agreement. The Authorized Reseller may invoice Customer if it learns of any shortfalls, i.e. that the Licensed Device Count is below the Actual Device Count.

7. Indemnity. Subject to the terms herein, MobileIron, at its own expense, shall defend Customer, Customer Affiliates and Customer Representatives, and their respective officers, directors and employees (“Customer Indemnitees”) from any and all third party claims that the use of Cloud Service (including without limitation any Software components) as permitted herein infringes, misappropriates or violates any third party intellectual property or other proprietary right, and MobileIron shall indemnify Customer Indemnitees from any damages awarded against Customer Indemnitees in a resulting judgment or amounts paid to settle such claims, provided that Customer Indemnitees: (a) give MobileIron prompt written notice of any such claim; (b) permit MobileIron to control and direct the defense or settlement of any such claim; and (c) provide MobileIron all reasonable assistance in connection with the defense or settlement of any such claim, at MobileIron’s expense. If such a claim occurs, or in MobileIron’s opinion is reasonably likely to occur, MobileIron, at its expense and at its sole discretion, may: (x) procure the right to allow Customer Indemnitees to continue to use the infringing portions of Cloud Service, or (y) modify or replace the Cloud Service or infringing portions thereof to become non-infringing, or (z) if neither (x) nor (y) is commercially feasible, terminate Customer’s right to use the Cloud Service and refund any prepaid, unused subscription fees paid by Customer for the balance of the Subscription Term. Subject to the terms herein, Customer, at its own expense, shall defend MobileIron and its officers, directors and employees (“MobileIron Indemnitees”) from any and all third party claims that the Customer Data or Customer’s use of the Cloud Services in violation of this Agreement, infringes, misappropriates, or violates the intellectual property or other proprietary rights of a third party or violates applicable law. Customer shall indemnify MobileIron Indemnitees from any damages awarded against MobileIron in a resulting judgment or amounts paid to settle such claims, provided that MobileIron Indemnitees: (a) gives Customer prompt written notice of any such claim; (b) permits Customer to control and direct the defense or settlement of any such claim; and (c) provides Customer all reasonable assistance in connection with the defense or settlement of any such claim, at Customer’s expense. The remedies set forth in this Section constitute the indemnitees’ sole and exclusive remedies, and indemnitor’s entire liability, with respect to claims described in this section.

8. Ownership. The Software is licensed and not sold. As between the parties, MobileIron and its licensors shall own and retain all right, title, and (except as expressly licensed hereunder) interest in and to the Cloud Service and all copies or portions thereof, and any derivative works thereof (by whomever created). All suggestions or feedback provided by Customer (and/or Customer Representatives) to MobileIron or the Authorized Reseller with respect to the Cloud Services shall be MobileIron’s property and deemed Confidential Information of MobileIron, and Customer hereby assigns the same to MobileIron. As between the Parties, Customer exclusively owns all rights, title and interest in and to all Customer Data.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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9. Term; Termination.

a. Term. The term of this Agreement shall commence on the Effective Date and shall continue until all Subscription Terms (including any renewal terms) outlined in any Product Schedule have expired or terminated.

b. Subscription Start Date. The Subscription Term shall commence on the date that MobileIron or the Authorized Reseller delivers to Customer all relevant Access Data (i.e. the connector code and the url and information necessary for Customer to access and use the Cloud Service), such date shall be deemed the “Activation Date.”

c. Termination for Cause. A party may terminate this Agreement for cause: (i) upon 30 days written notice to the other party of a material breach if such breach remains uncured at the expiration of such notice period, or (ii) if the other party becomes the subject of a petition in bankruptcy or any other proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors.

d. Return of Materials; Survival. Upon termination of this Agreement, all access, rights and licenses granted to Customer hereunder shall terminate, Customer will cease all use of the Cloud Services, and Customer shall remove all Software from its systems and return to MobileIron, any tangible Confidential Information received. Notwithstanding the forgoing, at Customer’s request, if received within thirty (30) days of termination of the Agreement, (i) MobileIron will permit Customer to access the Cloud Services solely to the extent necessary for Customer to retrieve applications uploaded to Cloud Services by Customer and (ii) MobileIron will make available to Customer for download a file of Customer Data in comma separated value (.csv) format along with attachments in their native format. After such thirty (30) day period, MobileIron shall have no obligation to maintain or provide any of Customer Data and shall thereafter, unless legally prohibited, delete all of Customer Data in MobileIron systems or otherwise in MobileIron’s possession or under MobileIron control. Upon termination or expiration, Sections 1, 3, 4(a), 4(b), 7, 8, 9, 10, 11, 12 and 13 will survive and remain in effect.

10. Confidentiality. “Confidential Information” means any non-public data, information and/or other material regarding the products, software, services, employees, or business of a party (and/or, if either party is bound to protect the confidentiality of any third party’s information, of a third party) provided by one party (“Disclosing Party”) to the other party (“Receiving Party”) where such information is marked or otherwise communicated as being “proprietary” or “confidential” or the like, or where such information should, by its nature, be reasonably considered to be confidential and/or proprietary. Without limiting the foregoing, (a) Customer Data shall be deemed the Confidential Information of Customer, and (b) the Cloud Service and any performance data, benchmark results, and technical information relating thereto, and any MobileIron pricing information Customer receives shall be deemed the Confidential Information of MobileIron. Notwithstanding the foregoing, Confidential Information shall not include information which: (i) is already known to the Receiving Party prior to disclosure by the Disclosing Party; (ii) becomes publicly available without fault of the Receiving Party; (iii) is rightfully obtained by the Receiving Party from a third party without restriction as to disclosure, (iv) is approved for release by written authorization of the Disclosing Party; (v) is independently developed or created by the Receiving Party without use of the Disclosing Party’s Confidential Information; or (v) is required to be disclosed by law or governmental regulation, provided that the Receiving Party provides reasonable notice to Disclosing Party of such required disclosure and reasonably cooperates with the Disclosing Party in limiting such disclosure. Except as

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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expressly authorized herein, the Receiving Party agrees to: (A) use the Confidential Information of the Disclosing Party only to perform hereunder (including providing the features and services associated with the normal use of the Cloud Service) or to exercise rights granted to it hereunder; (B) treat all Confidential Information of the Disclosing Party in the same manner as it treats its own similar Confidential Information, but in no case will the degree of care be less than reasonable care; and (C) disclose the Disclosing Party’s Confidential Information only to those employees and contractors of the Receiving Party who have a need to know such information for the purposes of this Agreement, provided that any such employee or contractor shall be subject to obligations of non-use and confidentiality with respect to such Confidential Information at least as restrictive as the terms of this Agreement, and the Receiving Party shall remain solely liable for any non-compliance of such employee or contractor with the terms of this Agreement.

11. Limited Warranty and Disclaimer.

Warranties. MobileIron warrants to Customer that: (i) the Cloud Services (including the Software) shall perform materially in accordance with the Documentation; and (ii) all services delivered hereunder shall be performed in a manner conforming to generally accepted industry standards and practices for similar services. Customer must notify MobileIron of any warranty deficiencies within thirty (30) days from performance of the relevant service in order to receive any warranty remedy. For any breach of the forgoing warranties, Customer’s exclusive remedy shall be for MobileIron to re-perform such deficient Services, provided that if re-performance in compliance with this warranty is not possible or practical, then Customer shall be entitled to (A) a prorata refund of subscription fees paid for such defective services, and (B) terminate the relevant Subscription Term and obtain a refund of the prepaid, unused subscription fees paid by Customer.

Mutual Warranties. Each party represents and warrants that (i) it has the legal power to enter into this Agreement, and (ii) it will not intentionally transmit to the other party or store on the Cloud Services any Malicious Code. If any Malicious Code is transmitted by one party to the other, then such party may remove and return such code to the party which delivered it.

Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

12. Limitation of Liability. EXCEPT FOR ANY LIABILITY ARISING FROM BREACH OF SECTION 3 (RESTRICTIONS), [* * *] OR ANY INDEMNITY OBLIGATION DESCRIBED HEREIN: (a) IN NO EVENT WILL CUSTOMER OR MOBILEIRON OR MOBILEIRON’S LICENSORS OR SUPPLIERS BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY OR WHETHER ARISING OUT OF THE USE OF OR INABILITY TO USE CLOUD SERVICES OR OTHERWISE, AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (b) IN NO EVENT WILL THE AGGREGATE LIABILITY OF EITHER PARTY OR MOBILEIRON’S LICENSORS OR SUPPLIERS UNDER THIS AGREEMENT (UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT OR OTHERWISE) EXCEED THE LESSER OF $500,000.00 OR THE FEES PAID AND DUE, TO MOBILEIRON (OR ITS AUTHORIZED RESELLER) IN THE PRECEDING TWELVE (12) MONTHS.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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13. General.

a. Language. This Agreement, any disputes hereunder, and all services to be provided hereunder by MobileIron to Customer (if any) shall be conducted and provided in the English language.

b. Third Party Services. From time to time, Cloud Services may provide access to certain third party services (“Third Party Services”) at no additional charge to Customer. Customer’s use and/or access to such Third Party Services shall be limited to those uses and access rights permitted by the third party service providers. If a third party provider terminates access to the Third Party Services, then MobileIron will notify Customer of the same, and access to such services will terminate as of the effective date specified by such third party provider. Within thirty (30) days of the notification by MobileIron of the termination of Third Party Services, the Customer may terminate this Agreement for convenience (effective no earlier than the date the service access rights are terminated). Upon such termination, Customer shall be entitled to receive a pro-rata refund of any prepaid, unused Subscription Fees. MobileIron shall have no liability to Customer in connection with any termination of such Third Party Services or the Customer’s use of the Third Party Services. All warranties associated with such services are only those directly provided by the third party service provider to users of its services.

c. Export. Software and Documentation, including technical data, may be subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export, or import Software (including Documentation).

d. U.S. Government End User Purchasers. All components of the Software (including the Documentation) qualify as “commercial items,” as that term is defined at Federal Acquisition Regulation (“FAR”) (48 C.F.R.) 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in FAR 12.212. Consistent with FAR 12.212 and DoD FAR Supp. 227.7202-1 through 227.7202-4, and notwithstanding any other FAR or other contractual clause to the contrary in any agreement into which this Agreement may be incorporated, Customer may provide to Government end user or, if this Agreement is direct, Government end user will acquire, the Software (including the Documentation) with only those rights set forth in this Agreement. Use of the Software (including Documentation) constitutes agreement by the Government that the Software (including Documentation) is “commercial computer software” and “commercial computer software documentation,” as relevant, and constitutes acceptance of the rights and restrictions herein.

e. Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to or application of choice of law rules or principles. The sole and exclusive jurisdiction and venue for actions arising under this Agreement shall be the State and Federal courts in Santa Clara County, California; Customer hereby agrees to service of process in accordance with the rules of such courts. Notwithstanding any choice of law provision or otherwise, the Uniform Computer Information

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Transactions Act (UCITA) and the United Nations Convention on the International Sale of Goods shall not apply. If any portion hereof is found to be invalid, void or unenforceable, such portion shall be enforceable to the maximum extent permissible, and the remaining provisions of the Agreement shall remain in full force and effect.

f. Customer Data; Aggregated Anonymous Statistical Data. Customer Data shall be deemed the Confidential Information of Customer and MobileIron agrees that it shall maintain appropriate administrative, physical, and technical safeguards for protection of the security, confidentiality and integrity of Customer Data. MobileIron shall not transfer, disclose or access Customer Data, except (i) as compelled by law or (ii) as expressly permitted herein or by Customer or (iii) to implement and deliver the features and services associated with the normal use of the Cloud Services and/or to perform its obligations hereunder, including support, or (iv) to help Customer prevent or address service or technical problems. MobileIron (and/or its contractors) may collect aggregated, anonymous, statistical data and information about devices and usage activity provided such data and information does NOT contain any information specifically identifiable to any individual or Customer (“Aggregated Anonymous Data”), and MobileIron (and/or its contractors) may use, store, analyze, and disclose such Aggregate Anonymous Data. For clarity, Aggregate Anonymous Data shall only include aggregated data or information which is specifically NOT identifiable to any individual or Customer. Aggregate Anonymous Data shall be owned by MobileIron.

g. Entire Agreement; Modifications. This agreement includes the terms herein and the attached exhibits and any terms incorporated herein by reference and constitutes the entire agreement between the parties with respect to the Cloud Services. Except as expressly provided herein, this Agreement supersedes and cancels all previous written and previous or contemporaneous oral communications, proposals, representations, and agreements relating the subject matter contained herein. This Agreement prevails over any pre-printed terms or other conflicting or additional terms of any purchase order, ordering document, acknowledgement or confirmation or other document issued by Customer, even if signed and returned. Additionally, this Agreement supersedes and cancels any “click wrap” or “click accept” agreement which is available in connection with accessing Cloud Services or otherwise incorporated into Software. Except as expressly provided herein, this Agreement may be amended, or any term or condition set forth herein waived, only by a writing executed by both parties.

h. Illegality. Should any term of this Agreement be declared void or unenforceable by any court of competent jurisdiction, that provision shall be modified, limited or eliminated to the minimum extent necessary and such declaration shall have no effect on the remaining terms hereof, which shall continue in full force and effect.

i. Waiver. The failure of either party to enforce any rights granted hereunder or to take action against the other party in the event of any breach hereunder shall not be deemed a waiver by that party as to subsequent enforcement of rights or subsequent actions in the event of future breaches.

j. Assignment. This Agreement may not be assigned or transferred without the other party’s prior written consent, provided each party expressly reserves the right to assign this Agreement to a successor in interest of all or substantially all of its business or assets. Any action or conduct in violation of the foregoing shall be void and without effect. MobileIron may delegate any of its obligations hereunder, provided it shall remain fully liable and responsible for

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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its delegates’ actions or inactions in violation of this Agreement. All validly assigned rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns.

k. Legal Fees. The party prevailing in any dispute under this Agreement shall be entitled to its costs and legal fees.

1. Notice. Any and all notices or other information to be given by one of the parties to the other shall be deemed sufficiently given when sent by certified mail (receipt requested), or by courier, or by hand delivery to the other party to the address set forth in the first paragraph of this Agreement or other such address provided by the parties from time to time. Such notices shall be deemed to have been effective on the first business day following the day of such delivery.

m. Equitable Relief. The parties agree that a material breach of this Agreement adversely affecting MobileIron’s or its licensors’ intellectual property rights in Cloud Services or either party’s Confidential Information may cause irreparable injury to such party for which monetary damages would not be an adequate remedy and the non-breaching party shall be entitled to equitable relief (without a requirement to post a bond) in addition to any remedies it may have hereunder or at law.

n. Basis of the Bargain. Customer acknowledges and agrees that MobileIron has entered into this Agreement in reliance upon the disclaimers of warranty and the limitations of liability set forth herein, that the same reflect an allocation of risk between the parties (including the risk that a contract remedy may fail of its essential purpose and cause consequential loss), and that the same form an essential basis of the bargain between the parties.

[Either the following Signature Block or online click through acceptance]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. MOBILE IRON, INC., a Delaware Corporation, [Customer Formal Company Name], a                      corporation

By	By

Signature	Signature

Name (Print)	Name (Print)

Title	Title

815A East Middlefield Road Mountain View, CA 94043

Address (principal place of business)	Address (principal place of business)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

EXHIBIT A

Maintenance, Support, and Service Levels (“SLA”)

I. Service Levels. Subject to the terms herein, MobileIron agrees to (a) use commercially reasonable efforts to make the Cloud Services (excluding the offline Software components) available 24 hours a day, 7 days a week, except for: (i) planned downtime (which MobileIron shall schedule to the extent practicable weekdays 9 pm to 12 am Pacific time or on weekends), or (ii) any unavailability caused by circumstances beyond MobileIron’s reasonable control, including without limitation, acts of God, acts of government, flood, fire, earthquakes, civil unrest, acts of terror, strikes or other labor problems (other than those involving MobileIron employees), or Internet service provider failures or delays.

II. Standard Support and Maintenance Services. Subject to the terms herein, MobileIron agrees to provide the following “Support and Maintenance” services:

a.	Software Maintenance. MobileIron will provide the Customer all updates, upgrades, maintenance releases, bug fixes to the Software, to the extent created and generally released to other MobileIron customers who have purchased a subscription to Cloud Services.

b.	Telephone Support. MobileIron will provide Customer telephone support services during MobileIron’s normal support hours, defined as 6:00 am through 6:00 pm Pacific time, Monday-Friday (excluding holidays and weekends).

c.	World Wide Web Based Support. MobileIron will provide the Customer world wide web based support.

III. Issue Reporting. Customer shall document and report all outages, suspected errors or malfunctions of the Cloud Service (including Software) to MobileIron via email or MobileIron’s bug tracking system, and cooperate with MobileIron in its bug investigation by phone, email, and through MobileIron’s bug tracking system. MobileIron will provide Customer with a trouble ticket number that Customer will use to track the status of any confirmed error or malfunction in the Cloud Services (i.e. any confirmed failure for the Cloud Service to meet the MobileIron specifications described in the Documentation) (“Confirmed Error”). MobileIron reserves the right to close the trouble ticket without further responsibility if Customer does not provide appropriate feedback to MobileIron within thirty (30) days of receiving a patch or workaround, or if Customer fails to respond to a request for additional information. Customer shall name up to two (2) designated contacts (“Designated Contacts”) who shall be trained in the use of the Cloud Service and MobileIron shall have no obligation to respond to requests for support from anyone other than the Designated Contacts.

IV. Limitations. MobileIron shall be responsible only for correcting errors in the Cloud Services (including Software). Services described herein do not include, and MobileIron shall not be responsible for, matters beyond MobileIron’s reasonable control, or for any failure due to Customer, Customer Affiliates or Customer Representative or their respective equipment or hardware or devices or the network, including failures due to (a) abuse or misuse of Cloud Services (or any component thereof) or (b) use or maintenance of the Cloud Services (or any component thereof) in a manner not conforming to the requirements described in the Documentation or in the Agreement, or (c) use of Software (or any component thereof) on

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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unsupported platform, equipment or hardware or devices or (d) modifications or alterations to the Software by Customer or Customer Representatives. MobileIron does not monitor and makes no representations or warranties regarding data transmissions over the Internet. MobileIron’s obligations stated herein shall apply only to the most current release of the Software and the prior release. If MobileIron agrees to remedy any errors or problems not covered by the terms of this SLA, MobileIron may perform such work at its then-current standard time and material rates.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix CC, AT&T Managed MSA, is hereby added to the Supplement as follows:

Appendix CC - AT&T Managed MSA

MOBILEIRON CONNECTED CLOUD SOFTWARE AS A SERVICE AGREEMENT

This MobileIron Connected Cloud Software as a Service Agreement (this “Agreement”) is effective as of the date executed by Customer (“Effective Date”), and is made by and between Mobile Iron, Inc., a Delaware corporation having a place of business at 815A East Middlefield Road, Mountain View, CA 94043 (“MobileIron”) and                     , a                      corporation having a place of business at                      (“Customer”).

2. Definitions.

“Authorized Reseller” shall mean AT&T Services, Inc. or an affiliate thereof.

“Cloud Services” being sold through its Authorized Reseller to Customer, means the online, web-based applications and platform which is made accessible to Customer by MobileIron via a designated website provided by MobileIron, which offers the MobileIron mobile device management solution on an outsourced basis, and which definition includes the associated offline Software components delivered to Customer by MobileIron hereunder to be used in connection with such services.

“Customer Affiliates” shall mean any entity controlling, controlled by or under common control with Customer.

“Customer Data” shall mean data, information, applications, and any other items originated by Customer that Customer submits to the Cloud Service.

“Customer Representatives” shall mean any employee or contractor of Customer or Customer Affiliates to whom Customer (and/or Customer Affiliates) provides access to the Cloud Services (or any component thereof, including Software) for use on behalf of and for the benefit of the Customer (and/or Customer Affiliates) and for Customer’s (and/or the Customer Affiliates’) internal business purposes, subject to all the terms and conditions of this Agreement.

“Documentation” means the written and/or electronic user documentation pertaining to the use of Cloud Services that is provided by MobileIron either directly or through the Authorized Reseller to Customer.

“Licensed Device Count” shall mean the maximum number of registered devices that Customer may have at anytime that are registered to the Cloud Service; which maximum number shall be based on the subscription fees paid by Customer. For the avoidance of doubt, registered devices are those devices which have loaded device Software and which have been registered to the Cloud Service and which have not been retired (meaning unregistered).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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“Malicious Code” means viruses, worms, time bombs, Trojan horses and other harmful or malicious code, files, scripts, agents or programs.

“Product Schedule” shall mean an invoice, pricing schedule or other ordering document agreed to between Customer and Authorized Reseller setting forth products, services and licenses (including Licensed Device Count and Subscription Term) agreed upon by Customer and the Authorized Reseller. Multiple Product Schedules may apply to this Agreement, provided that unless expressly stated otherwise in a mutually agreed upon Product Schedule, the terms specified in a Product Schedule shall be relevant only to the specific items listed on the relevant Product Schedule.

“Software” means the object code version of MobileIron’s proprietary computer programs, including collectively and individually the connector software and any other server-side software (e.g. MobileIron Sentry Software or virtual appliance/machine) identified on the Product Schedule (collectively the “Premise Software”), and the device-side software (“Device Software”), each which are delivered to Customer hereunder for use in connection with the Cloud Services, and any Documentation, backup copies and updates, upgrades, maintenance releases, bug fixes to any of the forgoing provided to Customer hereunder.

“Subscription Term” means the term of the subscription specified in the Product Schedule agreed to by Customer and the Authorized Reseller. The Subscription Term shall commence on the “Activation Date” (defined in section 9) and is subject to the termination rights in section 9.

2. Rights of Access and Use. During the Subscription Term, and subject to the terms of this Agreement, MobileIron grants to Customer a non-exclusive right to (a) permit those Customer Representatives authorized by Customer and/or Customer Affiliates to access and use the Cloud Services on Customer’s and/or Customer Affiliates’ behalf; and (b) to install, copy and use Premise Software in connection with Cloud Services in accordance with the Documentation, but solely on systems and hardware owned or controlled or otherwise managed by Customer Representatives on behalf of and for the benefit of Customer and/or Customer Affiliates, (c) to install, copy and use Device Software in connection with Cloud Services in accordance with the Documentation , but solely on mobile devices used by Customer Representatives on behalf of and for the benefit of Customer and/or Customer Affiliates. Notwithstanding anything else herein, the number of devices Customer and/or Customer Representatives may register to the Cloud Services may not exceed the Licensed Device Count.

3. Restrictions. Except as otherwise expressly permitted under this Agreement, Customer agrees that it shall not, nor shall it permit any third party to, (a) use the Cloud Services (or any portion thereof) in excess of or beyond the Subscription Term, Licensed Device Count, and/or other restrictions/limitations described in this Agreement (including the applicable Product Schedule); (b) make the Cloud Services available to anyone other than Customer Representatives, or sell, rent or lease the Cloud Services or use the Cloud Services for the benefit of any third party (other than Customer Affiliates as permitted herein) in a service bureau or outsourcing capacity; (c) use the Cloud Services to store or transmit infringing, libelous, or otherwise unlawful or tortious material, or to store or transmit material in violation of third-party privacy or other rights; (d) use the Cloud Services to store or transmit Malicious Code; (e) interfere with or disrupt the integrity or performance of the Cloud Services or third-party data

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

contained therein; (f) use the Software on equipment or devices which are not specified in the Documentation; (g) modify, create derivative works based upon, reverse engineer or decompile, decrypt, disassemble the Cloud Services (or any portion thereof), except and only to the extent any foregoing restriction is prohibited by applicable law; (h) release, publish, and/or otherwise make available to any third party (other than the Authorized Reseller or Customer Representatives) the results of any performance or functional evaluation of the Cloud Services (including the Software) without the prior written approval of MobileIron; (1) alter or remove any proprietary notices or legends contained on or in the Cloud Services (including the Software); or (j) use the Cloud Services in violation of any relevant laws or regulations. Notwithstanding any of the forgoing restrictions, to the extent Software delivered hereunder includes any open source libraries/components/applications/user interface/utilities (collectively referred to as “Open Source”) and to the extent required by the relevant licensor, such Open Source shall be subject to the relevant Open Source proprietary notices, disclaimers, requirements and/or extended rights which are relevant to the relevant Open Source code. If the Cloud Services makes available cellular tower identification information with associated latitude and longitude location information, Customer agrees that neither it nor its Customer Representative will use such latitude and longitude location information to create a latitude/longitude lookup database for cellular towers. There are no implied licenses granted by MobileIron under this Agreement.

4. Customer Responsibilities. Customer shall (a) be responsible and liable for any action or inaction of Customer Affiliates and Customer Representatives which is in violation of this Agreement, (b) be solely responsible for the accuracy, quality, integrity and legality of Customer Data and of the means by which Customer (and Customer Representatives) acquire, upload, transmit and process Customer Data, (c) use commercially reasonable efforts to prevent unauthorized access to or use of the Cloud Services, and notify the Authorized Reseller promptly of any such unauthorized access or use, (d) use the Cloud Services only in accordance with the Documentation and applicable laws and government regulations, and (e) be responsible for obtaining and maintaining appropriate equipment and ancillary services needed to connect to, access or otherwise use the Cloud Services, including, without limitation, computers, computer operating system and web browser.

5. MobileIron Responsibilities.

Subject to the terms of this Agreement, during the Subscription Term, MobileIron will activate and maintain the Cloud Services and provide the maintenance services outlined on Exhibit A attached hereto.

6. Device Count Increases; Reporting; Invoice. If the number of devices that Customer or Customer Representatives have registered to the Cloud Service (“Actual Device Count”) exceeds Customer’s then current Licensed Device Count or if Customer wishes to increase the Licensed Device Count, then Customer shall notify the Authorized Reseller and pay the incremental subscription fees due, and after the relevant payment has been received, the Licensed Device Count shall be amended to reflect this change. Upon written request, Customer will provide the Authorized Reseller a report identifying (i) the Actual Device Count; (ii) the copies of and location of the Premise Software maintained; and (iii) any other information reasonably requested by the Authorized Reseller at the time as it relates to the use of the Cloud Service to determine compliance with the terms of this Agreement. The Authorized Reseller may invoice Customer if it learns of any shortfalls, i.e. that the Licensed Device Count is below the Actual Device Count.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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7. Indemnity. Subject to the terms herein, MobileIron, at its own expense, shall defend Customer, Customer Affiliates and Customer Representatives, and their respective officers, directors and employees (“Customer Indemnitees”) from any and all third party claims that the use of Cloud Service (including without limitation any Software components) as permitted herein infringes, misappropriates or violates any third party intellectual property or other proprietary right, and MobileIron shall indemnify Customer Indemnitees from any damages awarded against Customer Indemnitees in a resulting judgment or amounts paid to settle such claims, provided that Customer Indemnitees: (a) give MobileIron prompt written notice of any such claim; (b) permit MobileIron to control and direct the defense or settlement of any such claim; and (c) provide MobileIron all reasonable assistance in connection with the defense or settlement of any such claim, at MobileIron’s expense. If such a claim occurs, or in MobileIron’s opinion is reasonably likely to occur, MobileIron, at its expense and at its sole discretion, may: (x) procure the right to allow Customer Indemnitees to continue to use the infringing portions of Cloud Service, or (y) modify or replace the Cloud Service or infringing portions thereof to become non-infringing, or (z) if neither (x) nor (y) is commercially feasible, terminate Customer’s right to use the Cloud Service and refund any prepaid, unused subscription fees paid by Customer for the balance of the Subscription Term. Subject to the terms herein, Customer, at its own expense, shall defend MobileIron and its officers, directors and employees (“MobileIron Indemnitees”) from any and all third party claims that the Customer Data or Customer’s use of the Cloud Services in violation of this Agreement, infringes, misappropriates, or violates the intellectual property or other proprietary rights of a third party or violates applicable law. Customer shall indemnify MobileIron Indemnitees from any damages awarded against MobileIron in a resulting judgment or amounts paid to settle such claims, provided that MobileIron Indemnitees: (a) gives Customer prompt written notice of any such claim; (b) permits Customer to control and direct the defense or settlement of any such claim; and (c) provides Customer all reasonable assistance in connection with the defense or settlement of any such claim, at Customer’s expense. The remedies set forth in this Section constitute the indemnitees’ sole and exclusive remedies, and indemnitor’s entire liability, with respect to claims described in this section.

8. Ownership. The Software is licensed and not sold. As between the parties, MobileIron and its licensors shall own and retain all right, title, and (except as expressly licensed hereunder) interest in and to the Cloud Service and all copies or portions thereof, and any derivative works thereof (by whomever created). All suggestions or feedback provided by Customer (and/or Customer Representatives) to MobileIron or the Authorized Reseller with respect to the Cloud Services shall be MobileIron’s property and deemed Confidential Information of MobileIron, and Customer hereby assigns the same to MobileIron. As between the Parties, Customer exclusively owns all rights, title and interest in and to all Customer Data.

12. Term; Termination.

a. Term. The term of this Agreement shall commence on the Effective Date and shall continue until all Subscription Terms (including any renewal terms) outlined in any Product Schedule have expired or terminated.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

b. Subscription Start Date. The Subscription Term shall commence on the date that MobileIron or the Authorized Reseller delivers to Customer all relevant Access Data (i.e. the connector code and the url and information necessary for Customer to access and use the Cloud Service), such date shall be deemed the “Activation Date.”

c. Termination for Cause. A party may terminate this Agreement for cause: (i) upon 30 days written notice to the other party of a material breach if such breach remains uncured at the expiration of such notice period, or (ii) if the other party becomes the subject of a petition in bankruptcy or any other proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors.

d. Return of Materials; Survival. Upon termination of this Agreement, all access, rights and licenses granted to Customer hereunder shall terminate, Customer will cease all use of the Cloud Services, and Customer shall remove all Software from its systems and return to MobileIron, any tangible Confidential Information received. Notwithstanding the forgoing, at Customer’s request, if received within thirty (30) days of termination of the Agreement, (i) MobileIron will permit Customer to access the Cloud Services solely to the extent necessary for Customer to retrieve applications uploaded to Cloud Services by Customer and (ii) MobileIron will make available to Customer for download a file of Customer Data in comma separated value (.csv) format along with attachments in their native format. After such thirty (30) day period, MobileIron shall have no obligation to maintain or provide any of Customer Data and shall thereafter, unless legally prohibited, delete all of Customer Data in MobileIron systems or otherwise in MobileIron’s possession or under MobileIron control. Upon termination or expiration, Sections I, 3, 4(a), 4(b), 7, 8, 9, 10, 11, 12 and 13 will survive and remain in effect.

13. Confidentiality. “Confidential Information” means any non-public data, information and/or other material regarding the products, software, services, employees, or business of a party (and/or, if either party is bound to protect the confidentiality of any third party’s information, of a third party) provided by one party (“Disclosing Party”) to the other party (“Receiving Party”) where such information is marked or otherwise communicated as being “proprietary” or “confidential” or the like, or where such information should, by its nature, be reasonably considered to be confidential and/or proprietary. Without limiting the foregoing, (a) Customer Data shall be deemed the Confidential Information of Customer, and (b) the Cloud Service and any performance data, benchmark results, and technical information relating thereto, and any MobileIron pricing information Customer receives shall be deemed the Confidential Information of MobileIron. Notwithstanding the foregoing, Confidential Information shall not include information which: (i) is already known to the Receiving Party prior to disclosure by the Disclosing Party; (ii) becomes publicly available without fault of the Receiving Party; (iii) is rightfully obtained by the Receiving Party from a third party without restriction as to disclosure, (iv) is approved for release by written authorization of the Disclosing Party; (v) is independently developed or created by the Receiving Party without use of the Disclosing Party’s Confidential Information; or (v) is required to be disclosed by law or governmental regulation, provided that the Receiving Party provides reasonable notice to Disclosing Party of such required disclosure and reasonably cooperates with the Disclosing Party in limiting such disclosure. Except as expressly authorized herein, the Receiving Party agrees to: (A) use the Confidential Information of the Disclosing Party only to perform hereunder (including providing the features and services associated with the normal use of the Cloud Service) or to exercise rights granted to it hereunder;

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

(B) treat all Confidential Information of the Disclosing Party in the same manner as it treats its own similar Confidential Information, but in no case will the degree of care be less than reasonable care; and (C) disclose the Disclosing Party’s Confidential Information only to those employees and contractors of the Receiving Party who have a need to know such information for the purposes of this Agreement, provided that any such employee or contractor shall be subject to obligations of non-use and confidentiality with respect to such Confidential Information at least as restrictive as the terms of this Agreement, and the Receiving Party shall remain solely liable for any non-compliance of such employee or contractor with the terms of this Agreement.

14. Limited Warranty and Disclaimer.

Warranties. MobileIron warrants to Customer that: (i) the Cloud Services (including the Software) shall perform materially in accordance with the Documentation; and (ii) all services delivered hereunder shall be performed in a manner conforming to generally accepted industry standards and practices for similar services. Customer must notify MobileIron of any warranty deficiencies within thirty (30) days from performance of the relevant service in order to receive any warranty remedy. For any breach of the forgoing warranties, Customer’s exclusive remedy shall be for MobileIron to re-perform such deficient Services, provided that if re-performance in compliance with this warranty is not possible or practical, then Customer shall be entitled to (A) a prorata refund of subscription fees paid for such defective services, and (B) terminate the relevant Subscription Term and obtain a refund of the prepaid, unused subscription fees paid by Customer.

Mutual Warranties. Each party represents and warrants that (i) it has the legal power to enter into this Agreement, and (ii) it will not intentionally transmit to the other party or store on the Cloud Services any Malicious Code. If any Malicious Code is transmitted by one party to the other, then such party may remove and return such code to the party which delivered it.

Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

12. Limitation of Liability. EXCEPT FOR ANY LIABILITY ARISING FROM BREACH OF SECTION 3 (RESTRICTIONS), [* * *] OR ANY INDEMNITY OBLIGATION DESCRIBED HEREIN: (a) IN NO EVENT WILL CUSTOMER OR MOBILEIRON OR MOBILEIRON’S LICENSORS OR SUPPLIERS BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY OR WHETHER ARISING OUT OF THE USE OF OR INABILITY TO USE CLOUD SERVICES OR OTHERWISE, AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (b) IN NO EVENT WILL THE AGGREGATE LIABILITY OF EITHER PARTY OR MOBILEIRON’S LICENSORS OR SUPPLIERS UNDER THIS AGREEMENT (UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT OR OTHERWISE) EXCEED THE LESSER OF $500,000.00 OR THE FEES PAID AND DUE TO MOBILEIRON (OR ITS AUTHORIZED RESELLER) IN THE PRECEDING TWELVE (12) MONTHS.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

13. General.

a. Language. This Agreement, any disputes hereunder, and all services to be provided hereunder by MobileIron to Customer (if any) shall be conducted and provided in the English language.

b. Third Party Services. From time to time, Cloud Services may provide access to certain third party services (“Third Party Services”) at no additional charge to Customer. Customer’s use and/or access to such Third Party Services shall be limited to those uses and access rights permitted by the third party service providers. If a third party provider terminates access to the Third Party Services, then MobileIron will notify Customer of the same, and access to such services will terminate as of the effective date specified by such third party provider. Within thirty (30) days of the notification by MobileIron of the termination of Third Party Services, the Customer may terminate this Agreement for convenience (effective no earlier than the date the service access rights are terminated). Upon such termination, Customer shall be entitled to receive a pro-rata refund of any prepaid, unused Subscription Fees. MobileIron shall have no liability to Customer in connection with any termination of such Third Party Services or the Customer’s use of the Third Party Services. All warranties associated with such services are only those directly provided by the third party service provider to users of its services.

c. Export. Software and Documentation, including technical data, may be subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export, or import Software (including Documentation).

d. U.S. Government End User Purchasers. All components of the Software (including the Documentation) qualify as “commercial items,” as that term is defined at Federal Acquisition Regulation (“FAR”) (48 C.F.R.) 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in FAR 12.212. Consistent with FAR 12.212 and DoD FAR Supp. 227.7202-1 through 227.7202-4, and notwithstanding any other FAR or other contractual clause to the contrary in any agreement into which this Agreement may be incorporated, Customer may provide to Government end user or, if this Agreement is direct, Government end user will acquire, the Software (including the Documentation) with only those rights set forth in this Agreement. Use of the Software (including Documentation) constitutes agreement by the Government that the Software (including Documentation) is “commercial computer software” and “commercial computer software documentation,” as relevant, and constitutes acceptance of the rights and restrictions herein.

e. Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to or application of choice of law rules or principles. The sole and exclusive jurisdiction and venue for actions arising under this Agreement shall be the State and Federal courts in Santa Clara County, California; Customer hereby agrees to service of process in accordance with the rules of such courts. Notwithstanding any choice of law provision or otherwise, the Uniform Computer Information Transactions Act (UCITA) and the United Nations Convention on the international Sale of Goods shall not apply. If any portion hereof is found to be invalid, void or unenforceable, such portion shall be enforceable to the maximum extent permissible, and the remaining provisions of the Agreement shall remain in full force and effect.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

f. Customer Data; Aggregated Anonymous Statistical Data. Customer Data shall be deemed the Confidential Information of Customer and MobileIron agrees that it shall maintain appropriate administrative, physical, and technical safeguards for protection of the security, confidentiality and integrity of Customer Data. MobileIron shall not transfer, disclose or access Customer Data., except (i) as compelled by law or (ii) as expressly permitted herein or by Customer or (iii) to implement and deliver the features and services associated with the normal use of the Cloud Services and/or to perform its obligations hereunder, including support, or (iv) to help Customer prevent or address service or technical problems. MobileIron (and/or its contractors) may collect aggregated, anonymous, statistical data and information about devices and usage activity provided such data and information does NOT contain any information specifically identifiable to any individual or Customer (“Aggregated Anonymous Data”), and MobileIron (and/or its contractors) may use, store, analyze, and disclose such Aggregate Anonymous Data. For clarity, Aggregate Anonymous Data shall only include aggregated data or information which is specifically NOT identifiable to any individual or Customer. Aggregate Anonymous Data shall be owned by MobileIron.

g. Entire Agreement; Modifications. This agreement includes the terms herein and the attached exhibits and any terms incorporated herein by reference and constitutes the entire agreement between the parties with respect to the Cloud Services. Except as expressly provided herein, this Agreement supersedes and cancels all previous written and previous or contemporaneous oral communications, proposals, representations, and agreements relating the subject matter contained herein. This Agreement prevails over any pre-printed terms or other conflicting or additional terms of any purchase order, ordering document, acknowledgement or confirmation or other document issued by Customer, even if signed and returned. Additionally, this Agreement supersedes and cancels any “click wrap” or “click accept” agreement which is available in connection with accessing Cloud Services or otherwise incorporated into Software. Except as expressly provided herein, this Agreement may be amended, or any term or condition set forth herein waived, only by a writing executed by both parties.

h. Illegality. Should any term of this Agreement be declared void or unenforceable by any court of competent jurisdiction, that provision shall be modified, limited or eliminated to the minimum extent necessary and such declaration shall have no effect on the remaining terms hereof, which shall continue in full force and effect.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

i. Waiver. The failure of either party to enforce any rights granted hereunder or to take action against the other party in the event of any breach hereunder shall not be deemed a waiver by that party as to subsequent enforcement of rights or subsequent actions in the event of future breaches.

j. Assignment. This Agreement may not be assigned or transferred without the other party’s prior written consent, provided each party expressly reserves the right to assign this Agreement to a successor in interest of all or substantially all of its business or assets. Any action or conduct in violation of the foregoing shall be void and without effect. MobileIron may delegate any of its obligations hereunder, provided it shall remain fully liable and responsible for its delegates’ actions or inactions in violation of this Agreement. All validly assigned rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns.

k. Legal Fees. The party prevailing in any dispute under this Agreement shall be entitled to its costs and legal fees.

l. Notice. Any and all notices or other information to be given by one of the parties to the other shall be deemed sufficiently given when sent by certified mail (receipt requested), or by courier, or by hand delivery to the other party to the address set forth in the first paragraph of this Agreement or other such address provided by the parties from time to time. Such notices shall be deemed to have been effective on the first business day following the day of such delivery.

m. Equitable Relief. The parties agree that a material breach of this Agreement adversely affecting MobileIron’s or its licensors’ intellectual property rights in Cloud Services or either party’s Confidential Information may cause irreparable injury to such party for which monetary damages would not be an adequate remedy and the non-breaching party shall be entitled to equitable relief (without a requirement to post a bond) in addition to any remedies it may have hereunder or at law.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

n. Basis of the Bargain. Customer acknowledges and agrees that MobileIron has entered into this Agreement in reliance upon the disclaimers of warranty and the limitations of liability set forth herein, that the same reflect an allocation of risk between the parties (including the risk that a contract remedy may fail of its essential purpose and cause consequential loss), and that the same form an essential basis of the bargain between the parties.

[Either the following Signature Block or online click through acceptance]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. MOBILE IRON, INC., a Delaware Corporation, [Customer Formal Company Name], a                      corporation

By	By

Signature	Signature

Name (Print)	Name (Print)

Title	Title

815A East Middlefield Road Mountain View, CA 94043

Address (principal place of business)	Address (principal place of business)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.001

EXHIBIT A

Maintenance

I. Service Levels. Subject to the terms herein, MobileIron agrees to (a) use commercially reasonable efforts to make the Cloud Services (excluding the offline Software components) available 24 hours a day, 7 days a week, except for: (i) planned downtime (which MobileIron shall schedule to the extent practicable weekdays 9 pm to 12 am Pacific time or on weekends), or (ii) any unavailability caused by circumstances beyond MobileIron’s reasonable control, including without limitation, acts of God, acts of government, flood, fire, earthquakes, civil unrest, acts of terror, strikes or other labor problems (other than those involving MobileIron employees), or Internet service provider failures or delays.

II. Maintenance Services.

Subject to the terms herein, MobileIron agrees to provide Customer all updates, upgrades, maintenance releases, bug fixes to the Software, to the extent created and generally released to other MobileIron customers who have purchased a subscription to Cloud Services.

III. Limitations. MobileIron shall be responsible only for correcting errors in the Cloud Services (including Software). Services described herein do not include, and MobileIron shall not be responsible for, matters beyond MobileIron’s reasonable control, or for any failure due to Customer, Customer Affiliates or Customer Representative or their respective equipment or hardware or devices or the network, including failures due to (a) abuse or misuse of Cloud Services (or any component thereof) or (b) use or maintenance of the Cloud Services (or any component thereof) in a manner not conforming to the requirements described in the Documentation or in the Agreement, or (c) use of Software (or any component thereof) on unsupported platform, equipment or hardware or devices or (d) modifications or alterations to the Software by Customer or Customer Representatives. MobileIron does not monitor and makes no representations or warranties regarding data transmissions over the Internet. MobileIron’s obligations stated herein shall apply only to the most current release of the Software and the prior release. If MobileIron agrees to remedy any errors or problems not covered by the terms of this SLA, MobileIron may perform such work at its then-current standard time and material rates.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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BLANK PAGE

Amendment 2

20100106.054.S.001.A002 to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.002

Amendment 2 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 2 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to a Resale Agreement (No. 20100106.054.C) effective April 22, 2010 (the “Agreement”) under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for Supplier’s products sold through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

THEREFORE, AT&T and Supplier agree as follows:

1.	Section 4.18, Supplier’s EULA, Materials Warranty, and Maintenance Agreement, shall be deleted and replaced as follows:

4.18	Supplier’s EULA, Materials Warranty, and Maintenance Agreement

a.	For purposes of AT&T’s distribution of Supplier’s licensed Material, Supplier’s warranties, and Supplier’s maintenance agreements, Supplier agrees to provide AT&T and Customers with copies of any EULA, any statement of warranty that accompanies Material (“Materials Warranty”), and standard maintenance services agreement (“Maintenance Agreement”) authorized or required by Supplier or its original equipment manufacturers or licensors (the EULA, the Materials Warranty and the Maintenance Agreement are, at times, referred to herein as the “Supplier’s Material”). For reference, a copy of the current version of the EULA is attached hereto as Appendix R-1, a copy of the current version of the Materials Warranty is attached hereto as Appendix R-2, and a copy of the Maintenance Agreement is attached hereto as Appendix R-3. Supplier shall also maintain copies of Supplier’s Material on the World Wide Web accessible by AT&T and AT&T’s existing or potential Customers, shall maintain a web link to enable AT&T and AT&T’s existing or potential Customers to access Supplier’s Material via the Internet, shall make commercially reasonable efforts to maintain the same web link for the term of this Agreement, and shall provide AT&T with that link upon execution of this Agreement. [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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b.	Supplier further agrees that it will be Supplier’s responsibility to include a copy of Supplier’s Material that it generally includes with its Materials, when the Materials are shipped or Software is delivered electronically to AT&T’s Customer, together with instructions directing the AT&T Customer:

1.	To read the EULA prior to opening the Software package (if shipped) or accepting electronic delivery of the Software.

2.	That the breaking of the seal of the software package or acceptance of electronically delivered software constitutes agreement with and acceptance of the terms and conditions of the EULA.

c.	Except as set forth in sub-section (g) below, AT&T will not be a party to any such EULA, Maintenance Agreement, nor to any Materials Warranty, and the obligations of all such Supplier’s Material shall flow directly from Supplier to AT&T’s Customer. AT&T will have no obligations with respect to the licensing of Software or to the warranting of any Materials or Services, other than as may be expressly set forth in this Section. However, AT&T and not Supplier shall invoice Customer for any payments that may become due from Customer, and AT&T and not Supplier shall collect and receive payments from AT&T’s Customer on account of any such invoice. Any other obligations as set forth in Supplier’s Material will be strictly between Supplier and AT&T’s Customer.

d.	Except as AT&T’s Customer may otherwise agree through its acceptance of the terms of Supplier’s Material (including without limitation acceptance thereof by a Government Customer through any of sub-sections (g)(i), (ii), or (iii)), Supplier’s warranty and the rights of AT&T under the Sections entitled “Infringement,” and “Warranty,” shall hereby be deemed to also be given for the benefit of AT&T’s Customers, and AT&T may disclose the provisions of such Sections to its Customers. If there is a conflict between the terms of the Supplier’s Material and the preceding sentence, the terms of Supplier’s Material control.

e.	Supplier shall indemnify, hold harmless, and defend AT&T and other indemnified parties harmless from and against Loss in connection with, arising out of, or resulting from any Claim, as provided in the Sections entitled “Indemnity” and “Infringement”.

f.	AT&T agrees to promptly notify Supplier of any Claim and cooperate with Supplier, upon request and at Supplier’s expense, as provided in the Section entitled “Indemnity”.

g.	Supplier acknowledges and agrees that certain of AT&T’s Customers that are State, Federal, local and municipal agencies, departments, political subdivisions and related entities or WSCA Customers purchasing pursuant to government contracts (collectively, “Government Customers”) require certain different treatment with respect to the issues dealt with in this Section. Supplier hereby agrees that the terms and conditions in this sub-section (g) apply to such Government Customers, and that all of this Section continues to apply to such Government Customers except as expressly modified by this sub-section (g). Specifically, Supplier acknowledges that certain Government Customers insist on contracting directly and solely with AT&T, and may refuse to enter into contracts with Supplier or otherwise deal directly with Supplier for Tier I support and maintenance. In order to have such Government Customers agree to the EULA, Supplier hereby agrees that AT&T may take any of the following actions with respect to the EULA when responding to a request for proposal or request for information or otherwise contracting with Government Customers:

i.	have the Government Customer accept Supplier’s EULA through the web link referenced in sub-section (a) above, or Supplier’s other, standard acceptance methods in place at that time;

ii.	have the Government Customer agree to a version of Supplier’s EULA, a true and correct copy of which is attached hereto in Appendix R-1;

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.002

iii.	in the event that neither sub-section (g)(i) nor sub-section (g)(ii) is acceptable to the Government Customer, have the Government Customer agree to a sub-license of the EULA from AT&T; or

iv.	in the event that none of sub-section (g)(i) through sub-section (g)(iii) is acceptable to the Government Customer, Supplier and AT&T may mutually agree in writing, as part of any agreement by Supplier under Section 3.15(c), that certain terms and conditions may apply in addition to or, by express agreement, instead of, the EULA (“Government Customer Flow Downs”).

(For clarity, in sub-sections (g)(i) and (ii), the Government Customer will be agreeing to the terms of the EULA directly with Supplier, and AT&T will not be a party to that EULA.)

Pursuant to sub-section (g)(iii), Supplier hereby grants AT&T a limited, nonexclusive, royalty-free, license to the Software, during the term of this Agreement, only for the purpose of allowing and only to the extent necessary to allow AT&T to sub-license the Software to AT&T’s Government Customers on whose behalf AT&T has purchased licenses to the Software under this Agreement, under the EULA, for the term and territory and in the quantities and types licensed. Such sub-licenses may be perpetual if that is what was purchased, and shall survive any termination or expiration of this Agreement in accordance with the terms of the EULA. In the event of any uncured material breach of the EULA by such Government Customer, AT&T shall cooperate with Supplier in exercising Supplier’s termination rights under the EULA. For purposes of clarification, the Parties intent is that the right to sublicense granted by Supplier to AT&T be broad enough so that AT&T may grant the Government Customer the license that Supplier would have granted such Government Customer (had the Government Customer been willing to receive a license directly from Supplier), and that no termination of this Agreement leave AT&T having granted more rights to such Government Customer under this sub-section (g) than it had the right to sublicense hereunder. AT&T may represent and warrant to such Government Customers that it has the right to grant such sub-license. AT&T shall only be a party to the EULA for the limited purposes set forth in this paragraph.

In addition, with respect to Government Customers, Supplier hereby agrees that (A) the Materials Warranty and Maintenance Agreement flow directly to AT&T; (B) AT&T may pass through the Materials Warranty and Maintenance Agreement to its Government Customers to the fullest extent allowed by applicable law; (C) the Government Customers are intended third-party beneficiaries of the Materials Warranty and Maintenance Agreement; and (D) Supplier will fully cooperate with and assist AT&T in fulfilling any and all Supplier obligations under the Materials Warranty and Maintenance Agreement for the benefit of such Government Customers.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.002

hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Robert B. Tinker	By:	/s/ Anthony Cohen

Printed Name:	Robert B. Tinker	Printed Name:	Anthony Cohen

Title:	CEO	Title:	Senior Contract Manager

Date:	Aug. 18, 2011	Date:	August 16, 2011

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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BLANK PAGE

Amendment 3

20100106.054.S.001.A003 to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Agreement 20100106.054.S.001.A.003

Amendment 3 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 3 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

C.	The Parties wish to amend the Supplement to expand the scope of the Supplement to enable AT&T to sell to Customers MobileIron VSP from AT&T - Managed Hosted MDM Solution through the AMA program.

THEREFORE, AT&T and Supplier agree as follows:

1.	Section 1.2.a shall be deleted and replaced as follows:

a.

Subject to the terms and conditions of this Agreement and in conformance with Orders submitted by AT&T, Supplier shall: provide to AT&T (i) the Material and Services for resale and distribution and (ii) with respect to the Solution (as defined below), a license (as provided in Section 4.26 below) to Supplier’s rights in the Material and Services sufficient to enable AT&T to host, market, [* * *], manage, support, distribute, resell and/or sublicense the Material to Customers in connection with the provision of the Solution and associated Services; in either case only on behalf of and to Customers in the United States of America (“Territory”) (subject to Customers’ written acceptance of the Supplier’s End User License Agreement, setting forth the warranties associated with the Material). Where agreed pursuant to Section 4.17, as a subcontractor to AT&T, Supplier shall provide Services (other than Maintenance Services) described in a Statement of Work for Subcontracted Services, for the benefit of Customers in the Territory. All sales of Material and Services to AT&T for resale, provision of Services to AT&T, licenses of Materials to AT&T for the Solution, and authorization to distribute licensed Material and Supplier’s EULA, warranty, and maintenance agreements, shall be subject to the terms and conditions of /his Agreement and shall be done pursuant to and in conformance with Orders submitted by AT&T. Prices to AT&T are the prices listed in Appendix B, if any,

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.003

minus the appropriate discount, as shown in Appendix B1, if any, or prices established pursuant to firm prices to AT&T which are quoted to AT&T by Supplier in writing in response to requests for pricing for such Material and Services or in connection with a Statement of Work attached to or set forth in an Order, whichever is relevant.

2.	Section 2.19, Material, shall be deleted and replaced as follows:

2.19 Material

“Material” means the products and equipment listed in Appendix A which may be ordered hereunder, including apparatus, components, tools, supplies, Documentation, and hardware which may include system programs (such as operating systems, compilers and utilities that interact with and manage the Material) associated with such Material (sometimes referred to as firmware), or Software, purchased or licensed hereunder by AT&T from Supplier and includes third party material provided or furnished by Supplier under an accepted Order. Material shall be deemed to include any replacement parts which are provided or finished by Supplier to AT&T under an accepted Order.

Without limiting the foregoing, “Material” includes a unit of Supplier’s commercial Software and related user documentation described and identified in Appendix A and any monitoring tools or third party material incorporated or included therein. Material also includes Supplier Ancillary Materials, unless otherwise specified herein.

3.	Section 2.43, Supplier Ancillary Materials, shall be added as follows:

2.43. Supplier Ancillary Materials

“Supplier Ancillary Materials” means the software, tools, documentation, and technology that Supplier owns or has the right to license listed in Appendix FF, together with associated know-how, inventions and any other intellectual property rights, which Supplier uses to deliver services in connection with the Solution to its customers including, but not limited to, hosting, [* * *], management, monitoring, training, and related support services, and any improvements, modifications or derivatives of all of the foregoing, but excludes Supplier’s commercially available Material and related user documentation. If Supplier identifies any such software, tools, documentation, or technology that Supplier uses to deliver services in connection with the Solution to Supplier’s customers, but Supplier does not own or have a right to license, then Supplier shall promptly notify AT&T in writing. For the avoidance of doubt, “Supplier Ancillary Materials” includes Supplier’s current knowledge base and additional knowledge that Supplier may develop throughout the term of the Agreement for trouble ticket resolution, known issues list and any work-arounds. [* * *]

4.	Section 2.44, MobileIron VSP from AT&T - Managed Hosted MDM Solution, shall be added as follows:

2.44	“MobileIron VSP from AT&T - Managed Hosted MDM Solution”

“MobileIron VSP from AT&T - Managed Hosted MDM Solution” (hereinafter, the “Solution”) generally means an overall solution offered by AT&T to Customers, in which AT&T i) distributes some or all of the Material to Customers, ii) hosts and/or manages the Material provided as part of the Solution, iii) provides installation, configuration and training services, and iv) provides tier 1, tier 2 and tier 3 support for the Solution.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

5.	[* * *]

[* * *]

6.	Section 4.24, Set-vice Level Agreements, shall hereby be renamed Service Level Agreements for Connected Cloud. Text in the section shall remain unchanged.

7.	Section 4.25, Service Level Agreements for the Solution, is hereby added as follows:

4.25. Service Level Agreements for the Solution

I. Service Levels. Supplier shall provide AT&T the service levels for Supplier’s technical support for the Solution set forth in Appendix DD to this Agreement.

II. Maintenance Services. Subject to the terms herein, Supplier agrees to provide AT&T free of charge, for provision to AT&T’s Customers as part of the Solution, all updates, upgrades, maintenance releases, bug fixes to the Software, to the extent created and generally released to other Supplier customers. Supplier further agrees to provide AT&T the maintenance services specified in Appendix DD.

III. Issue Reporting.

As further detailed in Appendix DD, AT&T may report outages, suspected errors or malfunctions of the Solution to Supplier via e-mail or Supplier’s bug tracking system, and cooperate with Supplier in its bug investigation by phone, email, and through Supplier’s bug tracking system. Supplier will provide AT&T with a trouble ticket number that AT&T will use to track the status of any error or malfunction in the Solution. Supplier shall issue credentials to select AT&T personnel (as requested by AT&T) that allow those personnel to open trouble tickets. AT&T shall take the appropriate measures to insure that AT&T personnel are trained in the Solution prior to requesting trouble ticket credentials.

8.	Section 4.26, Grant of Rights, is hereby added as follows:

4.26 Grant of Rights

Subject to the terms and conditions of this Agreement, Supplier hereby grants to AT&T a worldwide non-exclusive, non-sublicensable (except to Customers as provided below or to AT&T Subcontractors as provided below), nontransferable (except as set forth in this Agreement), fully paid up and royalty free (except subject to payment, for each Customer, of the amounts specified in Appendix B of this Agreement) right, during the term of this Agreement, as reasonably necessary in connection with providing the Solution to Customers [* * *], to use, install, configure, support, and display, and to exercise other rights (i) with regard to the Material as follows: (a) distribute, resell and sublicense the Material, as provided herein, to Customers who have entered into the EULA; (b) make and use (and to permit AT&T Subcontractors (as defined below) to make and use) an unlimited number of copies to provide associated services to Customers of the Solution; (c) configure and/or modify, and to permit AT&T subcontractors listed

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

on Appendix EE or approved in writing by Supplier, which approval shall not be unreasonably withheld (“AT&T Subcontractors”), to do the same; and (d) use (and to permit AT&T Subcontractors to use) to support development, hosting, testing and laboratory use of the Material; and (ii) with regard to the Supplier Ancillary Materials, the rights to reproduce and use in connection with all of the aforementioned activities, and to permit AT&T Subcontractors to do the same. The foregoing license includes the rights to use and copy the Material and modify the Material (other than Materials that are Software) to create, modify and distribute documentation (e.g., training, support, and the like) for internal use or by Customers, and to permit AT&T Subcontractors to do the same. The foregoing license also includes the right to conduct free demonstrations and trials (not to exceed [* * *] without Supplier’s approval) of the Solution, and to permit AT&T Subcontractors to do so, at no cost to AT&T provided that a trial Customer enters into a EULA. For the avoidance of doubt, a ‘trial” may include, without limitation, the temporary delivery of Material to Customers and their end-users for demonstration, testing or trial. [* * *] AT&T shall require its Subcontractors to comply with all of the applicable restrictions on use of the Material. No licenses are granted by Supplier except as expressly set forth herein, whether by implication, estoppel, or otherwise.

9.	Section 4.27, Additional License Terms, is hereby added as follows:

4.27 Additional License Terms

The following additional terms apply with respect to Materials and Supplier Ancillary Materials licensed pursuant to Section 4.26 (collectively, “Licensed Materials”):

All Licensed Materials shall be the Information of Supplier under Section 3.17 of the Agreement. The reservation of rights and the restrictions contained in section 3.33.B applicable to Standard Software shall also apply to Supplier Ancillary Materials. If the Licensed Materials make available cellular tower identification information with associate latitude and longitude location information, AT&T agrees that it will not use such latitude and longitude location information to create a latitude/longitude lookup database for cellular towers.

SOLELY WITH RESPECT TO SUPPLIER’S LICENSORS, EXCEPT FOR THOSE WARRANTIES WHICH MAY BE EXPRESSLY PASSED THROUGH TO AT&T, SUPPLIER’S LICENSORS MADE NO WARRANTY TO AT&T IN CONNECTION WITH THE LICENSED MATERIALS, AND HEREBY DISCLAIM ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. IN NO EVENT SHALL SUPPLIER’S LICENSORS BE LIABLE TO AT&T FOR ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THE LICENSED MATERIALS. THIS IS IN NO WAY INTENDED TO DILUTE SUPPLIER’S WARRANTIES OR LIABILITY TO AT&T.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

AT&T acknowledges and consents to the following, notwithstanding anything else in the Agreement: in order to perform to its specifications, the Licensed Materials regularly communicate with Supplier hardware/software/servers during the normal course of operation. To the extent Supplier gains access to any personally identifiable information about AT&T or its Customers or their end users in connection with such communications (“Identifiable Information”), Supplier agrees that it (and/or its contractors) will not ever share such Identifiable Information with other third parties except (i) where pre-approved by AT&T or Customer, as applicable, (ii) as required by law, or (iii) to its contractors under obligations of confidentiality as required to support AT&T or the Customer and maintain the Licensed Materials. AT&T agrees that, to the extent permitted by applicable law, Supplier and/or Supplier’s contractors may also collect aggregated anonymous information about device and usage activity (“Aggregated Anonymous Data”) and use, store, analyze, and disclose such Aggregate Anonymous Data to diagnose problems, improve its products or offerings, provide services, and to conduct product marketing, research and development activities. Aggregate Anonymous Data shall only include data or information which is NOT specifically identifiable to AT&T or its Customers or their end users. AT&T understands and agrees that such Aggregate Anonymous Data shall be owned by Supplier and Supplier shall not be restricted from using or disclosing such Aggregate Anonymous Data in any way.

Third Party Code. Licensed Materials utilize and/or interface with other third party material, including open source libraries/components/applications/user interface/utilities (collectively referred to as “Third Party Code”); to the extent applicable, use of Third Party Code shall be subject to the notices/disclaimers/requirements of such Third Party Code provided to AT&T as a part of Documentation.

Third Party Services. Any third party services accessed through the Licensed Materials (collectively “Third Party Services”) are made available to AT&T and its Customers subject to the terms of Supplier’s support and maintenance services agreement and use and access to such Third Party Services by or on behalf of Customers requires a current Supplier support and maintenance agreement and shall be subject to payment by such Customers of Supplier’s then current Support and Maintenance terms.

Export. Licensed Materials, including technical data, may be subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. In the event AT&T exports the Licensed Materials, it will do so in compliance with applicable export laws.

10.	Appendix A to the Supplement is hereby deleted and replaced as attached hereto.

11.	Appendix B to the Supplement is hereby deleted and replaced as attached hereto.

12.	Appendix DD is hereby added to the Supplement as attached hereto.

13.	Appendix EE is hereby added to the Supplement as attached hereto.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

14.	Appendix FF is hereby added to the Supplement as attached hereto.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

Agreement 20100106.054.S.001.A.003

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Michael Morrissey	By:	/s/ Anthony Cohen

Printed Name:	Michael Morrissey	Printed Name:	Anthony Cohen

Printed Title:	VP, Legal	Title:	Senior Contract Manager

Date:	December 14, 2011	Date:	December 14, 2011

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

8

Agreement 20100106.054.S.001.A.003

Appendix A, Description of Supplier’s Material and/or Services, is hereby amended to include:

Appendix A - Description of Supplier’s Material and/or Services

Description of Supplier’s Material and/or Services for the Solution

The Mobile Iron Virtual Smartphone Platform (VSP) is a data-driven smartphone management platform software solution used by corporate enterprises, consisting of the products listed below in this Appendix. Mobile Iron VSP allows enterprise customers to manage, provision, and secure supported smartphones and smartdevices (phones and tablets) and also provides visibility and control of content and usage of a supported smartdevice that is deployed in the enterprise.

The Mobile Iron Virtual Smartphone Platform consists of the following key components:

1.	A software client that runs on smartphones and smartdevices, and communicates back to the Supplier (VSP) server and consists of three different versions. The subscription service includes a client per device, support and upgrades:

a)	MobileIron VSP from AT&T - Managed Hosted MDM Solution (for supported OS’s)

b)	MobileIron Advanced Management (for supported OS’s)

2.	The MobileIron Virtual Smartphone Platform software interfaces with an enterprise network and provides central control and management for enterprise’s supported smart devices and acts as a proxy between clients and the email infrastructure.

3.	MobileIron Sentry software provides tools to gain visibility over devices connecting, to prohibit unauthorized devices from gaining access to ActiveSync, and to block devices that do not meet MDM compliance from connecting to corporate e-mail.

4.	Customer is the license holder of the Material being licensed to provide the Solution.

AT&T Implementation of MobileIron VSP

1.	MobileIron VSP from AT&T - Managed Hosted MDM Solution will include all the MobileIron software components and feature functionality made generally commercially available by Supplier as part of its Virtual Smartphone Platform or Sentry or Connector.

2.	MobileIron VSP from AT&T - Managed Hosted MDM Solution is a Mobile Device Management (MDM) solution that is provided as a hosted software service and is available on a subscription basis. The service is comprised of software that is loaded on servers in a secure data center, and maintained by IT personnel. MobileIron VSP from AT&T - Managed Hosted MDM Solution can be accessed by users via the Internet through the use of a secure web browser.

3.	MobileIron VSP from AT&T - Managed Hosted MDM Solution Subscription clients reside on the mobile device and communicate back to a hosted MobileIron Smartphone Virtual Appliance. [* * *] (Refer to MSS / ISD / MI Engagement doc).

4.	MobileIron Sentry Virtual Appliance is included for managing access and control for ActiveSync connectivity for devices under management.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

Appendix B is amended to include the following:

Appendix B Supplier’s Price(s)

Description	AT&T Cost
MobileIron VSP from AT&T - Managed Hosted MDM Solution Subscription (per month per device registered with and/or managed by all or any portion of the Solution (“device license”))	[* * *]

Notes:

1)	Supplier prices to AT&T will be pro-rated to AT&T based on the actual start and stop date for the Solution to each Customer.

2)	MobileIron VSP from AT&T - Managed Hosted MDM Solution subscriptions shall be offered in no less than [* * *] per Customer unless agreed to in writing by both. Supplier and AT&T.

3)	AT&T will cooperate with Supplier in monitoring the number of device licenses of the Solution for each Customer and insure proper billing is completed.

4)	Supplier’s maintenance and support to AT&T and the maintenance which AT&T passes through to Customers is included in the [* * *] subscription.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

Appendix DD, Supplier Technical Support for the Solution, is added to the Supplement as follows:

Appendix DD - Supplier Technical Support for the Solution

Purpose:

The following document outlines the technical support escalation and engagement approach to be used between Supplier and AT&T technical resources for the Solution, This document outlines the following:

•	Technical Support Summary

•	AT&T and Supplier Expectations

•	How to raise tickets/issues with Supplier Technical Support

•	Lifecycle of a Ticket

•	Ticket Escalation Processes

•	Change Management

•	Test Environment Access

•	Supplier Support SLAs (Severity 1 through Severity 4)

•	AT&T Technical Support Training Overview

•	Tips on Working with Supplier Technical Support

Technical Support Summary:

The technical support delivery model for Supplier and AT&T-led business initiatives is a collaborative effort, where Supplier and AT&T work together to respond to, and address customer needs and is based on a help desk to help desk support model. Whether these are implementation related questions, or product issues or escalations, Customers often require assistance to help address technical challenges they experience with Supplier.

The collaborative relationship between Supplier and AT&T allows for AT&T to remain the primary resource interacting with the end-customer, but also provides AT&T with expert product guidance and assistance from the Supplier technical support staff where needed.

The following outlines the roles and responsibilities for both AT&T and Supplier, and provides an overview of how the two organizations will work together to resolve customer issues. Supplier and AT&T agree to revisit the overall approach outlined in this document quarterly or upon request as business needs dictate to review the following:

•	Service Level Objectives are being met,

•	Review Root Cause Analysis, and

•	Address any support gaps or areas of improvement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

Expectations of AT&T:

Given the current go-to-market strategy with AT&T hosted offering, AT&T will serve as the front-line (aka Tier 1 and Tier 2) support organization for all of AT&T’s direct Customers. If there are issues or concerns raised by the Customer, the first response and remediation efforts will come from the AT&T team, In this model, we expect AT&T resources to perform the following:

•	Receive and log initial issues, cases, and concerns from the Customer

•	Perform initial case remediation and troubleshooting steps, including but not limited to:

•	Basic product troubleshooting

•	End-user registration validation

•	Collection of step-by-step details to re-create the issue

•	Attempt to re-create or troubleshoot issues given Customer input

•	Resolution of cases and escalations (if possible) prior to escalation to Supplier

•	Collection of version information, device information, logs or other diagnostic information for escalation to Supplier Support for those cases that cannot be resolved by AT&T.

•	Coordinate all communication and correspondence with the end-customer resource

•	Submit formal case(s) via Supplier web portal ticket system, email or phone hotline.

•	Manage information exchange to Supplier support organization for Advanced Tier 3 support cases.

•	Receive AT&T Customer acceptance and close tickets since AT&T owns the Customer relationship.

Expectations of Supplier:

For all issues that are raised to Supplier for assistance, Supplier resources will engage with AT&T resources to resolve the issue as quickly as possible. In this model we expect Supplier support resources to support application operation uptime, product functionality and help desk issues by performing the following:

•	Provide issue resolution and troubleshooting guidance to AT&T resources

•	Conduct advanced problem investigation, system diagnostics, and log analysis

•	Coordinate escalations to Supplier engineering resources for expert analysis and troubleshooting

•	Provide rapid-response to AT&T resources, including case updates and overall status of issues

•	Specific to Supplier’s software, share root-cause preliminary analysis and case resolution results and explanation details to AT&T within a [* * *] period from the time of resolution for Severity 1 and Severity 2 incidents and [* * *] period for Severity 3 and Severity 4. A final root cause shall be provided within [* * *] from the time of resolution if root-cause is specific to Supplier Software.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

Additionally, all customers who purchase technical support from AT&T are entitled to receive the following software upgrades and updates per Supplier Support and Maintenance agreement:

•	Software Maintenance, including Software Error Correction and Bug Fixes. Supplier will provide the AT&T access to all generally available software updates and software upgrades that are released during the maintenance term free of charge.

Supplier will provide AT&T secure internet access to Supplier’s customer support site which will include support documentation and a Software repository that includes the latest revisions of Suppliers software Solution.

Supplier shall provide AT&T connectivity between AT&T and Supplier’s gateway to provide throughput capacity as well as reliability of service and support provided by Supplier to AT&T.

Supplier must provide the following contact & process information:

•	Method of Procedure (MOP) information if applicable

•	SLAs as described herein

Supplier must provide the following for each supported device and/or product:

•	Troubleshooting information

•	Top 20 issues and resolutions

•	Other known issues and resolutions

•	Error codes with definitions and suggested solutions

•	Simulators or emulators (if applicable)

•	Scenario based troubleshooting and defined escalation paths

Supplier must provide access to knowledge data base and support documents used by the Supplier.

How to raise tickets/issues with Supplier Technical Support:

Self Service Support Portal

•	A separate indicator or field needs to be set up for creating a ticket the Solution.

•	Supplier web-based support ticket system allows for AT&T resources to submit cases online, track case status, and access Supplier knowledgebase.

•	New case alerts are delivered to the support team and routed according to severity of issue.

•	AT&T can access Supplier support portal at the following URL: https://support.mobileiron.com.

•	Supplier shall create individual user accounts for all AT&T technical resources who require the ability to search Supplier knowledge base and/or submit new tickets to Supplier system for escalation.

•	The portal is monitored 7x24x365 by Supplier technical support personnel.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Support Email

•	AT&T may submit tickets directly to a dedicated support email alias created for AT&T. The dedicated email alias is [* * *].

•	Supplier shall create a separate indicator for the email alias to support inquiries concerning the Solution.

•	This email alias is dedicated to AT&T to ensure the cases are routed to the appropriate queues within Supplier for proper follow up.

•	AT&T cart either send emails directly to this address, or configure their internal ticket system (Remedy) to notify Supplier via a SMTP message sent to that address if that is their preferred method.

•	E-mail support should be used for general inquiries and questions. It is not recommended for priority cases.

1-877-Number

•	Supplier will provide a separate indicator within the ticketing system for the Solution.

•	For urgent issues, Supplier has a toll-free 877-number (877-819-3452) that can be used to contact tech support staff during normal business hours (6am to 6pm Pacific Time), and extended technical support team during off-hours. Calls received after hours will be handled by Supplier 24 x 7 tech support team. lf AT&T needs assistance with an issue, AT&T will contact the support team at the toll free number and the Supplier technical support staff will assist as required.

The following is the information to be submitted by AT&T where applicable when opening a ticket with Supplier:

•	VSP Version and Fully Qualified Domain Name (FQDN)

•	Sentry version and FQDN

•	Exchange version

•	Device models and operating system

•	Supplier client software version

•	Screenshots of errors or issues

•	Steps taken to create issue

•	Ticket urgency

•	Description of affected functionality

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.003

Web Portal	E-mail Support	Phone Support

http://support.mobileiron.com • Open cases though MobileIron self-service web portal, including severity • Recommend method for submitting cases	[* * *] • Used for general inquiries and questions • Not recommended for priority cases (web portal or phone recommended) • Issues received by entire MobileIron Support Team	US: 1.877.819.3452 • Used for issue reporting and critical assistance • 877 Number Provides Access to Tech Support Specialist Team in US • Call-answering service on standby for call overflow

Lifecycle of a Ticket:

AT&T shall establish the severity level of each ticket that it submits to Supplier at the time of submission. Following Supplier’s acknowledgement of a ticket, if Supplier reasonably believes that the severity level noted by AT&T is inconsistent with the circumstances, then Supplier may request that AT&T change the severity level and Supplier support team and AT&T will mutually review, discuss and assess the Severity level and priority/urgency. If AT&T determines, in its reasonable sole discretion, that there is a sound basis to change the severity level, then AT&T shall re-establish the level. A support ticket shall be managed by Supplier team based on priority/ urgency attributed to the ticket.

Additionally, once a ticket is created in Supplier support system, it can be viewed and updated by either the Supplier or AT&T technical team. Once a ticket has been created in Supplier’s technical support system, all email exchanges between Supplier’s technical support and AT&T technical support for that ticket will be tracked via Supplier system. This streamlines the communication approach and ensures all communication and correspondence between Supplier and AT&T is tracked within the ticket history.

An additional benefit of using the Supplier support portal is getting access to Supplier’s knowledgebase, which contains extensive articles and troubleshooting tips to help accelerate ticket and case resolution times. In many cases, AT&T resources may proactively find solutions to questions or escalations in Supplier’s knowledgebase without having to engage Supplier technical support resources.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

15

Agreement 20100106.054.S.001.A.003

Ticket Escalation Process:

Severity 1 tickets (system outages and other critical escalations) are treated with the highest priority. Supplier SLA is outlined in more detail in the table below. For those tickets that are submitted via the formal process outlined above, but are not addressed within the timeframes designated in the matrix below, the AT&T technical support organization may escalate to resources identified in the following table:

Severity	Ticket Escalation Stat-us	Resource and Contact Information
Severity 1 (Critical)	[* * *]	[* * *]
	[* * *]	[* * *]
Severity 2 (High)	[* * *]	[* * *]
	[* * *]	[* * *]

Resource and contact information may be changed upon five (5) days written notice from Supplier to AT&T.

Tickets are naturally escalated after a pre-set amount of time by Supplier ticket system.

•	Critical Priority tickets are escalated to the attention of the [* * *] within [* * *] they have not be assigned or responded to.

•	High Priority tickets are escalated to the attention of the [* * *] within [* * *] have not be assigned or responded to.

Change Management

Supplier will periodically upgrade software in order to provide new functionality associated with new releases or resolve any known issues bugs. Supplier shall notify AT&T at [* * *] and [* * *] of any planned releases or upgrades to the software. Notification of any planned major releases or new functionality shall be provided at least [* * *] in advance prior to release. The following information shall be provided by Supplier to AT&T prior to release:

•	Release Notes and Documentation (must be provided [* * *] prior to planned release)

•	Training

•	Access to software for internal AT&T testing purposes

For any routine maintenance releases that do not include any major new features or new functionality (e.g. bug fixes), Supplier shall notify AT&T at least [* * *] in advance prior to availability.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

16

Agreement 20100106.054.S.001.A.003

The following information shall be provided by Supplier to AT&T prior to availability:

•	Release notes and Documentation (must be provided [* * *] prior to planned availability)

•	Access to software for internal AT&T testing purposes

Supplier will provide AT&T with Supplier’s use cases and any related test results and bug list for all major and minor releases, changes in production and updates that are necessary for deployment in AT&T’s network. Additionally, AT&T will require support for any issues or bugs identified during AT&T’s test cycles. The escalation procedure to support resolution of such issues or bugs will be identical to the support process defined for in-production trouble management. The severity levels for such issues will also be identical to those used for in-production issues identified in this document. However, it may be necessary to identify additional technical/ development resources for initial contact and transfer of issue details to Supplier.

Supplier Support SLA:

Supplier’s technical support offering provides the following response times (SLA’s) based on the severity of the submitted issue:

Response times for Severity 1, Severity 2, Severity 3 and Severity 4 should be according to the table below.

	Definition	Initial Response Time	Status Update Frequency
Severity I

Critical Business Impact

Severity I is a catastrophic production problem which may severely impact Customer’s production systems, i.e. “Service is Down” or product is completely inoperative, a condition severely impacting a production environment and no procedural workaround exists.

		[* * *]	[* * *]
Severity 2

Significant Business Impact

Severity 2 is a high-impact business condition possibly endangering a production environment. The Software may operate in a severely restricted/reduced capacity. The situation is causing significant impact to portions of Customer’s business operating and productivity. The system is exposed to potential loss or interruption of service.

		[* * *]	[* * *]
Severity 3	Some Business Impact Severity 3 is a medium to low-impact problem which involves partial non-critical functionality loss. One that impairs some operations, but allows the client to continue	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

17

Agreement 20100106.054.S.001.A.003

to function. This may be a minor issue with limited loss or no loss of functionality or impact to the Customer’s operation and issues in which there is a circumvention or workaround available for the avoidance of the problem by the end user. This includes documentation errors.

Severity 4

Minimal Business Impact

Severity 4 is a minor problem that does not affect the Software function or a general usage question or recommendation for a future product enhancement or modification. There is no material impact on quality, performance or functionality of product question.

		[* * *]	[* * *]

Initial Response Time is for Acknowledgement of Issue, Not Necessarily Resolution

Training:

Supplier shall provide technical training on the software to AT&T technical support personnel and administrators free of charge. Training can be a combination of web based, computer based and instructor led. Instructor led training shall be held at an AT&T facility. Training shall include; but not limited to, the following:

•	Product Architecture and Network Configuration

•	UI Basics

•	iOS MDM

•	Managing Users

•	Registering Devices

•	Managing Smartphones

•	Managing Security and Policies

•	Managing Device Configuration (App Settings)

•	Managing Mobile Apps

•	Troubleshooting Smartphones

•	Working with Events

•	Working with ActiveSync Phones via MobileIron Sentry

•	Working with BES Smartphones

•	Configuring the MobileIron System

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

18

Agreement 20100106.054.S.001.A.003

•	The User Portal: MyPhone@Work

•	Advanced Troubleshooting

Reporting

Supplier shall meet quarterly with AT&T to review operations metrics reports compiled by Supplier and AT&T.

Monitoring and Management Tools

Supplier will provide technical personnel, documentation and direct support to AT&T to enable a set of monitoring tools for the Solution that includes SNMP monitors and URL monitors.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

19

Agreement 20100106.054.S.001.A.003

Appendix EE, AT&T Subcontractor List, is added to the Supplement as follows:

Appendix EE - AT&T Subcontractor List

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

[* * *]

The list above shall include any and all of these subcontractor’s affiliates.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20

Agreement 20100106.054.S.001.A.003

Appendix FF, Supplier Ancillary Materials List, is added to the Supplement as follows:

Appendix FF - Supplier Ancillary Materials List

1.	Documentation

2.	Know-how

3.	Support services knowledge database

4.	Additional knowledge that Supplier may develop throughout the term of the Agreement for trouble ticket resolution known issues list.

5.	Work-arounds related to hosting, maintenance, management, monitoring, training, and related support services.

6.	Internal Supplier production test tools.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

21

Amendment 4

20100106.054.S.001.A004 to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.004

Amendment 4 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 4 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. In the event there is a conflict between the terms of this Amendment 4 and the terms of the Agreement, the terms of this Amendment 4 will control. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

C.	The Parties wish to amend the Supplement to expand the scope of the Supplement to enable AT&T to sell to Customers MobileIron VSP from AT&T - Managed Hosted MDM Solution through the AMA program.

THEREFORE, AT&T and Supplier agree as follows:

1.	Section 4.18.h, Supplier’s EULA, Materials Warranty, and Maintenance Agreement, shall be added as follows:

h.

Supplier acknowledges and agrees that certain Government Customers who have entered into Government Contracts with AT&T may require that Supplier agree to be bound by the Government Customer’s flow down terms that require flow down to subcontractors and that, absent such an agreement, such Government Customers will not accept Supplier’s Materials. Supplier agrees that with respect to the Government Contracts identified in Appendix F (the “Identified Government Contracts”), the terms that are required to be imposed by AT&T on subcontractors as contained in such Identified Government Contracts in the form provided by AT&T to Supplier on or about the date indicated in Appendix F (the “Government Customer Flow Downs”) shall apply to Supplier, to the extent that Supplier is a subcontractor under such Government Contract, except as otherwise set forth in Appendix F (the “Exclusions”). Any changes to the terms of the Identified Government Contracts that are made after the date indicated in Appendix F are not binding on Supplier until Supplier has reviewed the changes and has agreed to be bound by them as written or subject to Exclusions. The Government Customer Flow Downs excluding the Exclusions are referred to herein as the “Agreed

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.004

Government Customer Flow Downs.” The parties may, from time to time, update Appendix F to include additional Identified Government Contracts, Government Customer Flow Downs and Exclusions, provided that any changes to Appendix F require both AT&T and Supplier’s written agreement. Supplier acknowledges and agrees that it has had the opportunity to review these Government Customer Flow Downs and Supplier agrees to accept Orders placed by AT&T on behalf of these Government Customers. Such Orders will name the Government Customer and Supplier agrees to fulfill the obligations required of AT&T’s subcontractor for that Government Customer under those Agreed Government Customer Flow Downs.

2.	Appendix F is hereby added to the Supplement as attached hereto.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike Morrissey	By:	/s/ Anthony Cohen

Printed Name:	Mike Morrissey	Printed Name:	Anthony Cohen

Title:	VP, Legal	Title:	Senior Contract Manager

Date:	June 21, 2012	Date:	June 21, 2012

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.S.001.A.004

Appendix F - List of Government Customers, Identified Government Contracts and Exclusions

The following Government Customers have their own Government Customer Flow Downs as described in Section 4.18.h which are Accepted by Supplier for all current and future Orders, to the extent that they are required of AT&T’s subcontractors and are not listed under the Exclusions:

State of Illinois

I.	Government Customers

Government Customer	Identified Government Contract	Date Provided to Supplier		Exclusion(s)
State of Illinois	Solicitation Document, Mobile Device Management Application/IPB Reference # PBC 12-65124 (pp. 1-38) Contract signed by AT&T and Central Management Services, PBC# 12-65124 (“Illinois Contract”)	April 30, 2012	•	Supplier’s Materials or Service are not completely compliant with Section 508 of the Rehabilitation Act, to the extent this amendment applies to the Illinois contract. Supplier’s Materials and Service adhere to the general human interface design conventions of the device operating system platforms upon which they run. This allows the Materials or Service to support various accessibility features that are native to the device operating system platform. For example, on the Apple iOS devices, visually-impaired users can use the VoiceOver feature to speak items shown in the Materials’ or Service’s user interface. There is also accessibility functionalities built into the Android platform. So even if Supplier itself has not yet built specific accessibility features, the Materials or Service supports some features if they are included in the device operating system platform (e.g., Apple iOS, Android).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

BLANK PAGE

Amendment 5

20100106.054.S.001.A005 to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.005

Amendment 5 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 5 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

C.	The Parties wish to amend the Supplement to expand the scope of the Supplement to enable AT&T to resell to Customers MobileIron Basic Connected Cloud from AT&T.

THEREFORE, AT&T and Supplier agree as follows:

1.	A new Section 4.28, Basic Cloud and Exclusivity, shall be added to the Supplement, reading as follows:

[* * *]

[* * *]

[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.005

2.	Appendix A to the Supplement is hereby amended as attached hereto.

3.	Appendix B to the Supplement is hereby amended as attached hereto.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Michael A. Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Michael A. Morrissey	Printed Name:	Philip Jurecky

Title:	VP, Legal	Title:	Sr Contract Manager

Date:	8/1/12	Date:	08/01/12

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.S.001.A.005

Appendix A, Description of Supplier’s Material and/or Services, is hereby amended to include the following:

Appendix A - Description of Supplier’s Material and/or Services

MobileIron Basic Connected Cloud Description

1.	MobileIron Basic Connected Cloud is a basic Mobile Device Management (MDM) solution that is provided as a hosted software service and is available on a subscription basis. The service is comprised of software that is loaded on servers in a secure data center, and maintained by professional IT personnel. The MobileIron Basic Connected Cloud service can be accessed by users via the Internet through the use of a secure web browser.

2.	MobileIron Basic Connected Cloud Subscription clients reside on the mobile device and communicate back to a hosted MobileIron Smartphone Virtual Appliance. The Service is priced on a per device basis.

3.	MobileIron Basic Connected Cloud Subscription for supported Operating Systems (OS) provides basic smart device management for data, apps, and access to corporate resources. It allows enterprises to set policies or guidelines governing usage and access.

4.	Minimum of [* * *] for initial purchase from any customer.

MobileIron Basic Connected Cloud provides the following features for iOS and Android platforms:

•	Includes Advanced Management for iOS and Android but does NOT include any of the following:

•	Sentry

•	Connector

•	Certificates (customer cannot use on-board CA to generate certificates for email, Wi-Fi, VPN, or apps)

•	Includes the following three apps capabilities

•	Apps@Work enterprise app storefront for secure distribution of no more than two (2) in-house apps

•	Retire function for deletion of iOS MDM-managed apps

•	App Control policies for blacklist/whitelist of apps

•	Does NOT include

•	App Delivery Network

•	App Connect (SDK and wrapping)

•	Future app enhancements beyond distribution

•	Docs@Work

Supplier will provide a complete feature matrix of MobileIron Basic Connected Cloud to AT&T no later than August 10, 2012. The features listed in this matrix will include a summary of the currently planned features of Basic Connected Cloud which may be updated from time to time by Supplier. Supplier will provide a notice to AT&T of such updates to matrix.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.S.001.A.005

Appendix B, Supplier’s Price(s), is hereby amended to include the following:

Appendix B - Supplier’s Price(s)

Product Description	Cost to AT&T
[* * *]	[* * *]
[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

BLANK PAGE

Amendment 6

20100106.054.S.001.A006

to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.006

Amendment 6 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 6 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.” In the event there is a conflict between the terms of this Amendment 6 and the tetras of the Agreement, the terms of this Amendment 6 will control. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC or any of its Affiliates pursuant to Orders (“AMA program”).

THEREFORE, AT&T and Supplier agree as follows:

1.	The Parties also hereby agree that Appendix CC of Amendment 1 to Supplement 1 of the Agreement is deleted in its entirety and replaced with Appendix CC as it is attached to this Amendment.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.006

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike A. Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Mike A. Morrissey	Printed Name:	Philip Jurecky

Title:	VP Legal	Title:	Senior Contract Manager

Date:	August 10, 2012	Date:	August 13, 2012

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.S.001.A.006

Appendix CC - AT&T Managed MSA

SAAS AGREEMENT FOR MOBILEIRON BASIC CONNECTED CLOUD OR MOBILEIRON CONNECTED CLOUD

(NORTH AMERICA, AT&T RESELLER)

This SaaS Agreement for MobileIron Basic Connected Cloud or MobileIron Connected Cloud is made by and between Mobile Iron, Inc., a Delaware corporation having a place of business at 415 East Middlefield Road, Mountain View, CA 94043 (“MobileIron”) and the Customer indicated on the signature lines of this Agreement (“Customer”) and is effective as of the effective date indicated below the signature lines of this Agreement (“Effective Date”).

1. Definitions.

“Ancillary Services” mean all services (other than Cloud Services) to be provided by MobileIron to Customer hereunder, including any training, activation, or other professional services, and maintenance and support services, each of which shall be outlined in an exhibit attached hereto or a Product Schedule or Statement of Work mutually agreed to by the parties.

“Authorized Reseller” shall mean AT&T Services, Inc. or an affiliate thereof.

“Cloud Services” means the online, web-based applications and platform which is made accessible to Customer by MobileIron via a designated website provided by MobileIron, which offers the MobileIron mobile device management solution on an outsourced basis and the associated offline Software components delivered to Customer by MobileIron hereunder to be used in connection with such services.

“Customer Affiliate” shall mean any entity controlling, controlled by or under common control with Customer.

“Customer Data” shall mean any data, information, applications, or other items originated by Customer that Customer submits to the Cloud Service.

“Customer Representatives” shall mean any Customer Affiliate and any employee or contractor of Customer or Customer Affiliates to whom Customer (and/or Customer Affiliates) provides access to the Cloud Services (or any component thereof, including Software) for use on behalf of and for the benefit of the Customer (and/or Customer Affiliates) and for Customer’s (and/or the Customer Affiliates’) internal business purposes, subject to all the terms and conditions of this Agreement.

“Documentation” means the written and/or electronic end user documentation pertaining to the use of Cloud Services and Hardware (as relevant) that is provided by MobileIron either directly or through the Authorized Reseller to Customer together with access to Cloud Services.

“Licensed Device Count” shall mean the maximum number of registered devices that Customer may have at any time that are registered to the Cloud Service; which maximum number shall be based on the subscription fees paid by Customer and identified on the relevant Product Schedule. For the avoidance of doubt, registered devices are those devices which have loaded device Software and which have been registered to the Cloud Service and which have not been retired (meaning unregistered).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.S.001.A.006

“Malicious Code” means viruses, worms, time bombs, Trojan horses and other harmful or malicious code, files, scripts, agents or programs.

“MobileIron Hardware” shall mean any MobileIron branded hardware that MobileIron furnishes to Customer directly or through an Authorized Reseller.

“Product Schedule” shall mean one or more of the following applicable documents attached hereto or referencing this Agreement which outlines the Cloud Services licensed to Customer, the Licensed Device Count, Subscription Term, MobileIron Hardware (if relevant), and any other Mobile Services and pricing and payment terms relating to the same: (a) a product schedule mutually approved by the parties, which is attached hereto as an exhibit (if any) or (b) a MobileIron invoice or other ordering document mutually approved and executed by the parties which references this Agreement; or (c) an Authorized Reseller Invoice or ordering document agreed to between Customer and Authorized Reseller which is based on a valid MobileIron quote to the Authorized Reseller, where the subscription is indirectly purchased from an Authorized Reseller. Multiple Product Schedules may apply to this Agreement, provided that unless expressly stated otherwise in a mutually agreed upon Product Schedule, the terms specified in a Product Schedule shall be relevant only to the specific items listed on the relevant Product Schedule.

“Software” means the object code version of MobileIron’s proprietary computer programs delivered to Customer hereunder for use in connection with the Cloud Services, including the device-side software used on devices registered to the Cloud Service (“Device Software”) and any connector software and/or any other server-side software to the extent applicable (e.g. in the case of MobileIron Connected Cloud, MobileIron Sentry Software) (collectively the “Premise Software”), each of which are delivered to Customer hereunder for use in connection with the Cloud Services, and any Documentation, backup copies and updates, upgrades, maintenance releases, or bug fixes to any of the foregoing provided to Customer hereunder.

“Subscription Term” means the term of the subscription specified in the relevant Product Schedule which is subject to the termination and renewal rights described herein.

2. Rights of Access and Use. During the Subscription Term, and subject to the terms of this Agreement, MobileIron grants to Customer a non-exclusive right to (a) permit those Customer Representatives authorized by Customer and/or Customer Affiliates to access and use the Cloud Services on Customer’s and/or Customer Affiliates’ behalf in compliance with the terms of this Agreement, and (b) to install, copy and use Premise Software in connection with Cloud Services in accordance with the Documentation, but solely on systems and hardware owned or controlled or otherwise managed by Customer or Customer Representatives on behalf of and for the benefit of Customer and/or Customer Affiliates, (c) to install, copy and use Device Software in connection with Cloud Services in accordance with the Documentation, but solely on mobile devices used by Customer Representatives on behalf of and for the benefit of Customer and/or Customer Affiliates. Notwithstanding anything else herein, the number of devices Customer and/or Customer Representatives may register to the Cloud Services may not exceed the Licensed Device Count.

3. Restrictions. Except as otherwise expressly permitted under this Agreement, Customer agrees that it shall not, nor shall it permit any third party to, (a) use the Cloud Services in excess of or beyond the Subscription Term, Licensed Device Count, licensed functionality, and/or other restrictions/limitations described in this Agreement; (b) make the Cloud Services available to anyone other than Customer Representatives, or sell, rent or lease the Cloud Services or use the Cloud Services for the benefit of any third party (other than Customer Affiliates as permitted herein) in a service bureau or outsourcing capacity; (c) use the Cloud Services to store or transmit infringing, libelous, or otherwise unlawful or tortious material, or to store or transmit material in violation of third-party privacy or other rights; (d) use the Cloud Services to store or transmit Malicious Code; (e) interfere with or disrupt the integrity or performance of the Cloud

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Agreement 20100106.054.S.001.A.006

Services or third-party data contained therein; (f) use the Software on equipment or devices which are not specified in the Documentation; (g) modify, create derivative works based upon, reverse engineer or decompile, decrypt, disassemble the Cloud Services, except and only to the extent any foregoing restriction is prohibited by applicable law; (h) release, publish, and/or otherwise make available to any third party (other than the Authorized Reseller or Customer Representatives) the results of any performance or functional evaluation of the Cloud Services (including the Software) without the prior written approval of MobileIron; (i) alter or remove any proprietary notices or legends contained on or in the Cloud Services (including the Software); or (j) use the Cloud Services in violation of any relevant laws or regulations. The foregoing restrictions with respect to Cloud Services apply equally to any component or portion of Cloud Services. Notwithstanding any of the forgoing restrictions, to the extent Software delivered hereunder includes any open source libraries/components/applications/user interface/utilities (collectively referred to as “Open Source”) and to the extent required by the relevant licensor, such Open Source shall be subject to the relevant Open Source proprietary notices, disclaimers, requirements and/or extended rights. If the Cloud Services makes available cellular tower identification information with associated latitude and longitude location information, Customer agrees that neither it nor its Customer Representative will use such latitude and longitude location information to create a latitude/longitude lookup database for cellular towers. No implied licenses are granted by MobileIron under this Agreement.

4. Customer Responsibilities. Customer shall (a) be responsible and liable for any action or inaction of Customer Representatives which is in violation of this Agreement, (b) be solely responsible for the accuracy, quality, integrity and legality of Customer Data and of the means by which Customer (and Customer Representatives) acquire, upload, transmit and process Customer Data, (c) use commercially reasonable efforts to prevent unauthorized access to or use of the Cloud Services, and notify MobileIron or Authorized Reseller promptly of any such unauthorized access or use, (d) use the Cloud Services only in accordance with the Documentation and applicable laws and government regulations, (e) make any disclosures to and obtain any consents from Customer Representatives as required by any applicable law, rule or regulation for the use, processing, transfer, disclosure, or access to Customer Data in or for the Cloud Services or as otherwise contemplated by this Agreement; and (f) be responsible for obtaining and maintaining appropriate equipment and ancillary services needed to connect to, access or otherwise use the Cloud Services, including, without limitation, computers, computer operating system and web browser.

5. MobileIron Responsibilities.

a. Activation, Training, and other Ancillary Services. Subject to the terms of this Agreement, MobileIron agrees to use commercially reasonable efforts to deliver the training, activation or other professional Ancillary Services mutually agreed to by the parties (if any) to the extent such Ancillary Services are outlined/described in an exhibit to this Agreement or a Product Schedule or a statement of work attached to a Product Schedule.

b. Maintenance, Support, and Service Levels. Subject to the terms of this Agreement, MobileIron will activate and maintain the Cloud Services and provide the maintenance services outlined on Exhibit A attached hereto.

6. Device Count Increases; Reporting; Invoice. The total subscription fees due to MobileIron or Authorized Reseller, as applicable, hereunder shall be based on the number of devices Customer registers to the Cloud Service. If the number of devices that Customer or Customer Representatives have registered to the Cloud Service (“Actual Device Count”) exceeds Customer’s then current Licensed Device Count or if Customer wishes to increase the Licensed Device Count, then Customer shall notify Authorized Reseller and pay the incremental subscription fees due, and after the relevant payment has been received, the Licensed Device Count shall be amended to reflect this change. Upon written request, Customer will provide Authorized Reseller a report identifying (i) the Actual Device Count; (ii) the copies of and location of the Premise Software maintained; and (iii) any other information reasonably requested by MobileIron or Authorized Reseller at the time as it relates to the use of the Cloud Service and reasonably necessary to determine compliance with the terms of this Agreement. MobileIron and/or its Authorized Resellers may invoice Customer if it learns of any shortfalls, i.e. that the Licensed Device Count is below the Actual Device Count. The fees charged to Customer for increases in License Device Counts will be based on the then-current Subscription Term pricing.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

7. Indemnity. Subject to the terms herein, MobileIron, shall defend, and indemnify and hold harmless Customer and Customer Representatives, and their respective officers, directors and employees (“Customer Indemnitees”) from any and all costs, expenses, losses, damages, and settlement amounts required to settle, any third party claims brought against Customer Indemnitees that the use of Cloud Service (including without limitation any Software components) as permitted herein infringes, misappropriates or violates any third party intellectual property or other proprietary right, provided that Customer Indemnitees: (a) give MobileIron prompt written notice of any such claim; (b) permit MobileIron to control and direct the defense or settlement of any such claim; and (c) provide MobileIron all reasonable assistance in connection with the defense or settlement of any such claim, at MobileIron’s expense. If such a claim occurs, or in MobileIron’s opinion is reasonably likely to occur, MobileIron, at its expense and at its sole discretion, may: (x) procure the right to allow Customer Indemnitees to continue to use the infringing portions of Cloud Service, or (y) modify or replace the Cloud Service or infringing portions thereof to become non-infringing, or (z) if neither (x) nor (y) is available on commercially reasonable terms, terminate Customer’s right to use the Cloud Service and refund any prepaid, unused subscription fees received by MobileIron. Subject to the terms herein, Customer shall defend, and indemnify and hold harmless MobileIron and its officers, directors and employees (“MobileIron Indemnitees”) from any and all costs, expenses, losses, damages, and settlement amounts required to settle, any third party claims brought against MobileIron Indemnitees that the Customer Data or Customer’s use of the Cloud Services is in violation of this Agreement, infringes, misappropriates, or violates the intellectual property or other proprietary rights of a third party or violates applicable law, provided that MobileIron Indemnitees: (a) gives Customer prompt written notice of any such claim; (b) permits Customer to control and direct the defense or settlement of any such claim; and (c) provides Customer all reasonable assistance in connection with the defense or settlement of any such claim, at Customer’s expense. The remedies set forth in this Section constitute the indemnitees’ sole and exclusive remedies, and indemnitor’s entire liability, with respect to claims described in this section.

8. Ownership. The Software is licensed and not sold. As between the parties, MobileIron and its licensors shall own and retain all right, title, and (except as expressly licensed hereunder) interest in and to the Cloud Service and all copies or portions thereof, and any derivative works thereof (by whomever created). All suggestions or feedback provided by Customer (and Customer Representatives) to MobileIron or its Authorized Resellers with respect to the Cloud Services shall be MobileIron’s property and deemed Confidential Information of MobileIron, and Customer hereby assigns the same to MobileIron. As between the Parties, Customer exclusively owns all rights, title and interest in and to all Customer Data.

9. Term; Termination.

a. Term. The term of this Agreement shall commence on the Effective Date and shall continue until all Subscription Terms (including any renewal terms) have expired or terminated.

b. Subscription Start Date. The Subscription Term shall commence on the date that MobileIron or the Authorized Reseller delivers to Customer all relevant Access Data (i.e. the connector code and the URL and information necessary for Customer to access and use the Cloud Service) (“Activation Date”).

c. Subscription Term; Renewal. The Subscription Term shall commence on the Activation Date and continue for the Subscription Term specified in the relevant Product Schedule. The Subscription Term shall renew for any additional subscription terms purchased by Customer at the rates based on MobileIron’s or Authorized Reseller’s then-current price list, as applicable.

d. Termination for Cause. A party may terminate this Agreement for cause: (i) upon 30 days written notice to the other party of a material breach if such breach remains uncured at the expiration of such notice period, or (ii) if the other party becomes the subject of a petition in bankruptcy or any other proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors. Upon any termination for cause by Customer, MobileIron shall refund any prepaid, unused subscription fees paid to MobileIron covering the remainder of the relevant Subscription Term.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

e. Return of Materials; Survival. Upon termination of this Agreement, all access, rights and licenses granted to Customer hereunder shall terminate, Customer will cease all use of the Cloud Services, and Customer shall remove all Software from its systems and return to MobileIron, any tangible Confidential Information received. Notwithstanding the foregoing, at Customer’s request, if received within thirty (30) days of termination of the Agreement, (i) MobileIron will permit Customer to access the Cloud Services solely to the extent necessary for Customer to retrieve applications uploaded to Cloud Services by Customer and (ii) MobileIron will make available to Customer for download a file of Customer Data in comma separated value (.csv) format along with attachments in their native format. After such thirty (30) day period, MobileIron shall have no obligation to maintain or provide any of Customer Data and shall thereafter, unless legally prohibited, delete all of Customer Data in MobileIron systems or otherwise in MobileIron’s possession or under MobileIron control. Upon termination or expiration, Sections 1, 3, 4(a), 4(b), 7, 8, 9, 10, 11, 12 and 13 will survive and remain in effect.

10. Confidentiality. “Confidential Information” means any non-public data, information and/or other material regarding the products, software, services, employees, or business of a party (and/or, if either party is bound to protect the confidentiality of any third party’s information, of a third party) provided by one party (“Disclosing Party”) to the other party (“Receiving Party”) where such information is marked or otherwise communicated as being “proprietary” or “confidential” or the like, or where such information should, by its nature, be reasonably considered to be confidential and/or proprietary. Without limiting the foregoing, (a) Customer Data shall be deemed the Confidential Information of Customer, and (b) the Cloud Service and any performance data, benchmark results, and technical information relating thereto, and MobileIron’s pricing information shall be deemed the Confidential Information of MobileIron. Notwithstanding the foregoing, Confidential Information shall not include information which: (i) is already known to the Receiving Party prior to disclosure by the Disclosing Party; (ii) becomes publicly available without fault of the Receiving Party; (iii) is rightfully obtained by the Receiving Party from a third party without restriction as to disclosure, (iv) is approved for release by written authorization of the Disclosing Party; (v) is independently developed or created by the Receiving Party without use of the Disclosing Party’s Confidential Information; or (v) is required to be disclosed by law or governmental regulation, provided that the Receiving Party provides reasonable notice to Disclosing Party of such required disclosure and reasonably cooperates with the Disclosing Party in limiting such disclosure. Except as expressly authorized herein, the Receiving Party agrees to (A) use the Confidential Information of the Disclosing Party only to perform hereunder (including providing the features and services associated with the normal use of the Cloud Service) or to exercise rights granted to it hereunder; (B) treat all Confidential Information of the Disclosing Party in the same manner as it treats its own similar Confidential Information, but in no case will the degree of care be less than reasonable care; and (C) disclose the Disclosing Party’s Confidential Information only to those employees and contractors of the Receiving Party who have a need to know such information for the purposes of this Agreement, provided that any such employee or contractor shall be subject to obligations of non-use and confidentiality with respect to such Confidential Information at least as restrictive as the terms of this Agreement, and the Receiving Party shall remain solely liable for any non-compliance of such employee or contractor with the terms of this Agreement.

11. Limited Warranty and Disclaimer.

Cloud Service Warranties. MobileIron warrants to Customer that the Cloud Services (including the Software) shall perform materially in accordance with the Documentation. Customer must notify MobileIron of any warranty deficiencies with the Cloud Services within thirty (30) days from provision of deficient Cloud Service in order to receive any warranty remedy for such deficiency. For any breach of the forgoing warranty, Customer’s exclusive remedy shall be for MobileIron to correct or re-perform such deficient services, provided that if correction or re-performance in compliance with this warranty is not possible or practical, then Customer shall be entitled to either (A) a pro-rata refund of subscription fees paid to MobileIron for such deficient services, or (B) terminate the Agreement and obtain a refund of the prepaid, unused subscription fees paid to MobileIron.

Ancillary Services Warranties. MobileIron warrants to Customer that all Ancillary Services provided hereunder by MobileIron shall be performed in conformance with any requirements outlined by the parties in this Agreement and otherwise in a manner conforming to generally accepted industry standards and practices for similar services. Customer must notify MobileIron of any warranty deficiencies for Ancillary Services within thirty (30) days from performance of

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

the deficient Ancillary Service in order to receive any warranty remedy. For any breach of the forgoing warranty, Customer’s exclusive remedy shall be for MobileIron to correct or re-perform such deficient Ancillary Services, provided that if correction or re-performance in compliance with this warranty is not possible or practical, then Customer shall be entitled to a refund of the relevant fees paid to MobileIron for such deficient Ancillary Services.

Hardware Warranty. Customer is aware that Software may only be used on equipment containing and meeting the specifications specified by MobileIron in its Documentation and that Customer may purchase such hardware separately through third parties. If Customer has ordered and received MobileIron Hardware from MobileIron or an Authorized Reseller of MobileIron Hardware, then the warranty and remedies described in Exhibit B shall apply.

Mutual Warranties. Each party represents and warrants that (i) it has the legal power to enter into this Agreement, and (ii) it will not intentionally transmit to the other party or store on the Cloud Services any Malicious Code. If any Malicious Code is transmitted by one party to the other, then such party may remove and return such code to the party which delivered it.

Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY PROVIDES ANY WARRANTIES OF ANY KIND WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

12. Limitation of Liability. EXCEPT FOR ANY LIABILITY ARISING FROM BREACH OF SECTION 3 (RESTRICTIONS), [* * *] OR ANY INDEMNITY OBLIGATION DESCRIBED HEREIN: (a) IN NO EVENT WILL CUSTOMER OR MOBILEIRON OR MOBILEIRON’S LICENSORS OR SUPPLIERS BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE CLOUD SERVICES, MOBILEIRON HARDWARE, ANCILLARY SERVICES OR OTHERWISE ARISING IN CONNECTION WITH THIS AGREEMENT (UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT TORT OR OTHERWISE), AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (b) IN NO EVENT WILL THE AGGREGATE LIABILITY OF EITHER PARTY OR MOBILEIRON’S LICENSORS OR SUPPLIERS ARISING IN CONNECTION WITH THIS AGREEMENT (UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT OR OTHERWISE) EXCEED THE LESSER OF [* * *] OR [* * *]

13. General.

a. Language. This Agreement, any disputes hereunder, and all services to be provided hereunder by MobileIron to Customer (if any) shall be conducted and provided in the English language.

b. Third Party Services. From time to time, Cloud Services may provide access to certain third party services (“Third Party Services”) at no additional charge to Customer. Customer’s use and/or access to such Third Party Services shall be limited to those uses and access rights permitted by the third party service providers. If a third party provider terminates access to the Third Party Services, then MobileIron will notify Customer of the same, and access to such services will terminate as of the effective date specified by such third party provider. Within thirty (30) days of the notification by MobileIron of the termination of Third Party Services, the Customer may terminate this Agreement for convenience (effective no earlier than the date the service access rights are terminated). Upon such termination, Customer shall be entitled to receive a pro-rata refund of any prepaid, unused subscription fees paid to MobileIron for the remainder of the Subscription Tenn. MobileIron shall have no liability to Customer in connection with any termination of such Third Party Services or the Customer’s use of the Third Party Services. All warranties associated with such services are only those directly provided by the third party service provider to users of its services.

c. Export. Software and Documentation, including technical data, may be subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply with all such regulations in connection with any export of Software and Documentation by Customer.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

d. U.S. Government End User Purchasers. All components of the Software (including the Documentation) qualify as “commercial items,” as that term is defined at Federal Acquisition Regulation (“FAR”) (48 C.F.R.) 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in FAR 12.212. Consistent with FAR 12.212 and DoD FAR Supp. 227.7202-1 through 227.7202-4, and notwithstanding any other FAR or other contractual clause to the contrary in any agreement into which this Agreement may be incorporated, Customer may provide to Government end user or, if this Agreement is direct, Government end user will acquire, the Software (including the Documentation) with only those rights set forth in this Agreement. Use of the Software (including Documentation) constitutes agreement by the Government that the Software (including Documentation) is “commercial computer software” and “commercial computer software documentation,” as relevant, and constitutes acceptance of the rights and restrictions herein.

e. Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to or application of choice of law rules or principles. The sole and exclusive jurisdiction and venue for actions arising under this Agreement shall be the State and Federal courts in Santa Clara County, California; the parties hereby agree to service of process in accordance with the rules of such courts. Notwithstanding any choice of law provision or otherwise, the Uniform Computer Information Transactions Act (UCITA) and the United Nations Convention on the International Sale of Goods shall not apply.

f. Customer Data; Aggregated Anonymous Statistical Data. Customer Data shall be deemed the Confidential Information of Customer and MobileIron agrees that it shall maintain appropriate administrative, physical, and technical safeguards for protection of the security, confidentiality and integrity of Customer Data. MobileIron shall not use, process, transfer, disclose or access Customer Data, except (i) as compelled by law or (ii) as expressly permitted herein or by Customer or (iii) to implement and deliver the features and services associated with the normal use of the Cloud Services and/or to perform its obligations hereunder, including support, or (iv) to help Customer prevent or address service or technical problems. MobileIron (and/or its contractors) may collect aggregated, anonymous, statistical data and information about devices and usage activity provided such data and information does NOT contain any information specifically identifiable to any individual or Customer (“Aggregated Anonymous Data”), and MobileIron (and/or its contractors) may use, store, analyze, and disclose such Aggregate Anonymous Data. For clarity, Aggregate Anonymous Data shall only include aggregated data or information which is specifically NOT identifiable to any individual or Customer. Aggregate Anonymous Data shall be owned by MobileIron.

g. Entire Agreement; Modifications. This agreement includes the terms herein and the attached exhibits, and any terms incorporated herein by reference (collectively “Agreement”) and constitutes the entire agreement between the parties with respect to the Cloud Services and other Ancillary Services or products delivered by MobileIron hereunder. Except as expressly provided herein, this Agreement supersedes and cancels all previous written and previous or contemporaneous oral communications, proposals, representations, and agreements relating the subject matter contained herein. This Agreement prevails over any pre-printed terms or other conflicting or additional terms of any purchase order, ordering document, acknowledgement or confirmation or other document issued by Customer, even if signed and returned. Except as expressly provided herein, this Agreement may be amended, or any term or condition set forth herein waived, only by a writing executed by both parties.

h. Illegality. Should any term of this Agreement be declared invalid, void or unenforceable by any court of competent jurisdiction, that provision shall be modified, limited or eliminated to the minimum extent necessary to effectuate the original intent and such declaration shall have no effect on the remaining terms hereof, which shall continue in full force and effect.

i. Waiver. The failure of either party to enforce any rights granted hereunder or to take action against the other party in the event of any breach hereunder shall not be deemed a waiver by that party as to subsequent enforcement of rights or subsequent actions in the event of future breaches.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

j. Assignment. This Agreement may not be assigned or transferred without the other party’s prior written consent, provided each party expressly reserves the right to assign this Agreement to a successor in interest of all or substantially all of its business or assets who agrees in writing to be bound by this Agreement. Any action or conduct in violation of the foregoing shall be void and without effect. MobileIron may delegate any of its obligations hereunder, provided it shall remain fully liable and responsible for its delegates’ actions or inactions in violation of this Agreement. All validly assigned rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns.

k. Legal Fees. The party prevailing in any dispute under this Agreement shall be entitled to its costs and legal fees.

l. Notice. Any and all notices or other information to be given by one of the parties to the other shall be deemed sufficiently given when sent by certified mail (receipt requested), or by courier, or by hand delivery to the other party. Such notices shall be deemed to have been effective on the first business day following the day of such delivery.

m. Equitable Relief. The parties agree that a material breach of this Agreement adversely affecting MobileIron’s or its licensors’ intellectual property rights in Cloud Services or either party’s Confidential Information may cause irreparable injury to such party for which monetary damages would not be an adequate remedy and the non-breaching party shall be entitled to equitable relief (without a requirement to post a bond) in addition to any remedies it may have hereunder or at law

n. Basis of the Bargain. Customer acknowledges and agrees that MobileIron has set its prices and entered into this Agreement in reliance upon the disclaimers of warranty and the limitations of liability set forth herein, that the same reflect an allocation of risk between the parties (including the risk that a contract remedy may fail of its essential purpose and cause consequential loss), and that the same form an essential basis of the bargain between the parties.

[Signatures to follow]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE BY THEIR DULY AUTHORIZED

REPRESENTATIVES EXECUTED THIS AGREEMENT.

MOBILEIRON, INC.
Customer Formal Company Name

Signature	Signature

Name (Print)	Name (Print)

Title	Title

415 East Middlefield Road Mountain View, CA 94043

Address (principal place of business)	Address (principal place of business)

Effective Date:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

EXHIBIT A

Maintenance, Support, and Service Levels (“SLA”)

I. Service Levels. Subject to the terms of this Agreement, MobileIron agrees to (a) use commercially reasonable efforts to make the Cloud Services (excluding the offline Software components) available 24 hours a day, 7 days a week, except for: (i) planned downtime (which MobileIron shall schedule to the extent practicable weekdays 9 pm to 12 am Pacific time or on weekends), or (ii) any unavailability caused by circumstances beyond MobileIron’s reasonable control, including without limitation, acts of God, acts of government, flood, fire, earthquakes, civil unrest, acts of terror, strikes or other labor problems (other than those involving MobileIron employees), or Internet service provider failures or delays.

II. Maintenance Services. Subject to the terms of this Agreement, MobileIron agrees to provide Customer all updates, upgrades, maintenance releases, bug fixes to the Software, to the extent applicable to the Cloud Services purchased by Customer, to the extent created and generally released by MobileIron without additional charge to other MobileIron customers who have purchased a subscription to such Cloud Services.

III. Limitations. Notwithstanding any of the foregoing, MobileIron shall be responsible only for correcting errors in the Cloud Services (including Software). Services described in this Agreement (including Cloud Services and Ancillary Services) do not include, and MobileIron shall not be responsible for, matters beyond MobileIron’s reasonable control, or for any failure due to Customer, Customer Affiliates or Customer Representative or their respective equipment or hardware or devices or the network, including failures due to (a) abuse or misuse of Cloud Services (or any component thereof) or (b) use or maintenance of the Cloud Services (or any component thereof) in a manner not conforming to the requirements described in the Documentation or in the Agreement, or (c) use of Software (or any component thereof) on unsupported platform, equipment or hardware or devices or (d) modifications or alterations to the Software by Customer or Customer Representatives. MobileIron makes no representations or warranties regarding data transmissions over the Internet. MobileIron’s obligations stated herein shall apply only to the most current release of the Software and the prior release. If MobileIron agrees to remedy any errors or problems not covered by the terms of this SLA, MobileIron may perform such work at its then-current standard time and material rates.

IV. Support Services. Customer acknowledges that Authorized Reseller shall be responsible for providing all support for Cloud Services to Customer, including without limitation Tier 1, Tier 2, and Tier 3 support, unless Customer purchases Premium support directly from MobileIron.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.006

EXHIBIT B

Hardware Warranty

Hardware Limited Warranty. If Customer has ordered and received MobileIron Hardware from MobileIron or an Authorized Reseller of MobileIron Hardware, then MobileIron warrants that for a period of twelve (12) months from the date of shipment of the MobileIron Hardware to Customer (but in case of resale by an Authorized Reseller, not to exceed more than fifteen (15) months from original shipment date by MobileIron), that the Hardware will be free from defects in material and workmanship under normal use. The date of shipment of MobileIron Hardware by MobileIron is set forth on the packaging material in which the Hardware is shipped. This limited warranty extends only to Customer. Customer’s sole and exclusive remedy and the entire liability of MobileIron and its suppliers under this limited warranty will be, at MobileIron’s or its service center’s option, to repair the MobileIron Hardware or, if repair is not possible, to replacement of the MobileIron Hardware within the warranty period and according to the RMA procedures described below (the “RMA Procedures”), MobileIron replacement parts used in MobileIron Hardware replacement may be new or reconditioned/ refurbished (like new). MobileIron’s obligations hereunder are conditioned upon the return of affected MobileIron Hardware in accordance with MobileIron’s or its service center’s then-current RMA Procedures.

RMA Procedures: During the warranty period specified above:

(a) Reporting. Customer shall report suspected malfunctions of the MobileIron Hardware supplied by MobileIron (if any) via email or via phone, and cooperates with MobileIron in its investigation to determine if the MobileIron Hardware fails to meet the specifications for such hardware (“Defective”).

(b) RMA Procedure for Defective MobileIron Hardware. If the MobileIron Hardware is Defective, MobileIron will issue Customer a Return Material Authorization (“RMA”) number. Customer will ship the Defective MobileIron Hardware to the address specified by MobileIron, freight prepaid at MobileIron’s cost. MobileIron will ship Customer replacement MobileIron Hardware with freight prepaid for next business day delivery in the United States, unless otherwise mutually agreed by the parties. For all other countries, replacement MobileIron Hardware shall be shipped priority delivery after the RMA number has been issued; please contact MobileIron support for the method and timing of such shipment. In order for MobileIron to be able to ship next business day, the RMA number must be issued no later than 1:00 p.m. P.S.T. during MobileIron’s normal business hours. As a condition of MobileIron shipping Customer the replacement MobileIron Hardware prior to Customer returning the Defective MobileIron Hardware, Customer must agree to return the Defective MobileIron Hardware to MobileIron within fifteen (15) business days or Customer will be invoiced for the replacement MobileIron Hardware at MobileIron’s then-current list price and Customer agrees to pay such invoice within thirty (30) days of the invoice date. All returned MobileIron Hardware will be the property of MobileIron once MobileIron delivers the replacement MobileIron Hardware to Customer. Replacement MobileIron Hardware may be new, reconditioned/refurbished (like new). MobileIron may in its sole discretion modify the MobileIron Hardware at no cost to Customer to improve its reliability or performance.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment 7

20100106.054.S.001.A007

to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.007

Amendment 7 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 7 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.” In the event there is a conflict between the terms of this Amendment 7 and the terms of the Agreement, the terms of this Amendment 7 will control. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

THEREFORE, AT&T and Supplier agree as follows:

1.	The Parties hereby update Appendix F to Amendment 4 to Supplement 1 of the Agreement to include the additional Identified Government Contract set forth in Attachment 1.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.007

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike A. Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Mike A. Morrissey	Printed Name:	Philip Jurecky

Title:	VP Legal	Title:	Senior Contract Manager

Date:	August 28, 2012	Date:	August 29, 2012

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Agreement 20100106.054.S.001.A.007

Attachment 1

Government Customer	Identified Government Contract	Date Provided to Supplier	Exclusions
State of New York	State of New York Comprehensive Telecommunications Services Contract	April 12, 2012	None.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

BLANK PAGE

Amendment 8

20100106.054.S.001.A008

to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.008

Amendment 8 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 8 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.” In the event there is a conflict between the terms of this Amendment 8 and the terms of the Agreement, the terms of this Amendment 8 will control. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

C.	The Parties wish to amend the Supplement to expand the scope of the Supplement to enable AT&T to sell to Customers MobileIron Docs@Work.

THEREFORE, AT&T and Supplier agree as follows:

1.	Appendix A., Description of Supplier Materials and/or Services, is hereby amended and added to the Supplement to read as set forth in Appendix A attached hereto.

Appendix B., Supplier’s Price(s), is hereby amended and added to the Supplement to read as set forth in Appendix B attached hereto.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.008

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike A. Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Michael A. Morrissey	Printed Name:	Philip Jurecky

Title:	VP Legal	Title:	Sr. Contract Mgr.

Date:	September 18, 2012	Date:	09/18/12

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.S.001.A.008

Appendix A., Description of Supplier Materials and/or Services

Supplier shall provide the following Materials and/or Services:

Software SKU Number	Description
MI-DAW-ANY-PERP	MobileIron Docs@Work Software License
MI-DAW-ANY-12	MobileIron Docs@Work Subscription with Premium Support -12 month term

Services & Accessories SKU Number	Description
MI-DAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6 AM-6 PM PST Mon-Fri) for Docs@Work
MI-DAWCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Docs@Work
MI-DAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Docs@Work
MI-DAWCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Docs@Work
MI-PSADVANCED-ANY	Remote Advanced Implementation Services
MI-CUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24 x 7) for MobileIron On-Premise solutions.

Docs@Work is a software product created by MobileIron that works with MobileIron’s Virtual Smartphone Platform (VSP) and MobileIron’s Advanced Connected Cloud solutions. MobileIron Docs@Work is intended to protect email attachments targeted specifically to the storage of documents, and it is intended to provide secure transport, viewing, local storage, and data wiping of email attachments. Docs@Work applies the same controls to documents from SharePoint. Features of Docs@Work include the ability to view documents, store documents on the device, selectively wipe documents on the device if the device is compromised or “jailbroken,” and prevent email distribution of certain secure documents.

The Remote Advanced Implementation Services offering is a remote offering which is intended to provide Customer with access to an experienced Professional Services Engineer to assist Customer in installing the MobileIron Software solution in up to two environments of Customer’s choice. The following activities are included within the scope of the Remote Advanced Implementation Services: 1 project kickoff call, 2 requirements gathering discussions, basic policy set up, system testing, 2 x 2-hour knowledge transfer sessions, and 1-hour Q&A and Customer-driven discussion.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.S.001.A.008

Appendix B, Supplier’s Price(s) to AT&T, is hereby amended and added to the Supplement as attached hereto.

Software SKU Number	Description	AT&T Cost
MI-DAW-ANY-PERP	MobileIron Docs@Work Software License	[* * *]
MI-DAW-ANY-12	MobileIron Docs@Work Subscription with Premium Support - 12 month term	[* * *]

Services & Accessories SKU Number	Description	AT&T Cost
MI-DAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6 AM-6 PM PST Mon-Fri) for Docs@ Work	[* * *]
MI-DAWCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Docs@Work	[* * *]
MI-DAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Docs@Work	[* * *]
MI-DAWCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Docs@Work	[* * *]
MI-PSADVANCED-ANY	Remote Advanced Implementation Services	[* * *]
MI-CUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24 x 7) for MobileIron On-Premise solutions.	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

BLANK PAGE

Amendment 9

20100106.054.S.001.A.009

to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.009

Amendment 9 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 9 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.” In the event there is a conflict between the terms of this Amendment 9 and the terms of the Agreement, the terms of this Amendment 9 will control. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

The Parties wish to amend the Supplement to expand the scope of the Supplement to enable AT&T to sell to Customers additional Supplier products including MobileIron AppConnect, MobileIron AppTunnel, and the bundles listed in Appendix B.

THEREFORE, AT&T and Supplier agree as follows:

1.	Appendix A., Description of Supplier Materials and/or Services, is hereby amended and added to the Supplement to read as set forth in Appendix A attached hereto.

Appendix B., Supplier’s Price(s), Prior Supplier pricing for the US is deleted in its entirety and replaced with the matrix in Appendix B.

Section 3.5 (c)(3) of the Agreement is, effective for all Orders accepted after the Amendment Effective Date, deleted and replaced with:

3.	For Terminations of an Order effective after the shipment or Delivery date, AT&T may, to the extent provided below, return Materials for credit against Supplier’s invoice in the amounts mutually agreed to by the Parties. [* * *] Where Standard Software is licensed on a perpetual basis, AT&T shall have no right to unilaterally Terminate an Order for convenience after the shipment or Delivery date; where the Parties mutually agree to Terminate an Order for Standard Software licensed on a perpetual basis after the shipment or Delivery date due to order or administrative errors, the parties will mutually agree on an appropriate amount.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.009

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike A. Morrissey	By:	/s/ Richard Steadman

Printed Name:	Michael A. Morrissey	Printed Name:	Richard Steadman

Title:	VP Legal	Title:	Director

Date:	Nov. 15, 2012	Date:	15 Nov 2012

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.S.001.A.009

Appendix A., Description of Supplier Materials and/or Services

Supplier shall provide the following Materials and/or Services:

1.	Appendix A., Description of Supplier Materials and/or Services

MobileIron AppConnect

MobileIron AppConnect containerizes apps to protect app data-at-rest without touching personal data. The purpose is for each app to become a secure container whose data is encrypted, protected from unauthorized access, and removable. Because each user has multiple business apps, each app container is also connected to other secure app containers. This allows the sharing of policies like app single sign-on and the sharing of data like documents. All app containers are connected to MobileIron for policy management.

The purpose of MobileIron AppConnect is to create a secure app container through either an SDK and wrapper for iOS or a wrapper for Android. This container is connected to other secure app containers and to the MobileIron console for ongoing management. The features may include:

•	Authentication: Confirm identity through domain username and password or certificates so only approved users can access business apps

•	Single sign-on: Enforce time-based app-level sign-on across app containers

•	Authorization: Allow or block app usage or storage based on device posture

•	Configuration: Silently configure personalized settings such as user name, server name, and custom attributes without requiring user intervention

•	Encryption: Ensure that all app data stored on the device is encrypted

•	DLP controls: Set data loss prevention (DLP) policies, e.g., copy/paste, print, and open-in permissions. so sensitive data doesn’t leave the container

•	Dynamic policy: Update app policies dynamically

•	Reporting: Provide app usage statistics

•	Selective wipe: Remotely wipe app data without touching personal data

MobileIron AppTunnel

The purpose of MobileIron AppTunnel is to provide secure tunneling and access control to protect app data-in-motion without requiring VPN. AppTunnel may provide granular, app-by-app session security to connect each app container to the corporate network. It builds upon the proven MobileIron Sentry technology.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.S.001.A.009

The purpose of MobileIron AppTunnel is to provide tunneling and access control to protect app data-in-motion without requiring VPN. AppTunnel provides several layers of security. The features may include:

•	Unique connection: Establish for only authorized apps, users, and devices

•	Certificate-based session authentication: Prevent man-in-the-middle attacks

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Agreement 20100106.054.S.001.A.009

Appendix B, Supplier’s Price(s) to AT&T, All prior Supplier pricing tables for the US are deleted and replaced with the following:

AT&T Americas On-Premise Price List in USD

Core Product: Choose perpetual or subscription
MobileIron Advanced Management

SKU Number	Description(5)	Cost to AT&T
MI-AM-ANY-PERP	MobileIron Advanced Management Software License - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]
MI-AM-ANY-12	MobileIron Advanced Management Subscription with Premium Support - 12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]
Product Options: Choose perpetual or subscription
MobileIron Docs@Work

SKU Number	Description(6)	Per device(1,7)
MI-DAW-PERP	MobileIron Docs@Work Software License	[* * *]
MI-DAW-12	MobileIron Docs@Work Subscription with Premium Support - 12 month term	[* * *]
MobileIron AppConnect

SKU Number	Description(9)	Per device(1,7)
	MobileIron AppConnect Software License	[* * *]
	MobileIron AppConnect Subscription - 12 month term	[* * *]
MobileIron AppTunnel
	MobileIron AppTunnel Software License	[* * *]
	MobileIron AppTunnel Subscription - 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

Agreement 20100106.054.S.001.A.009

Product Bundles: Choose perpetual or subscription
MobileIron Advanced Management & Docs@Work Bundle

SKU Number	Description(6)	Per device(1)
MI-AMDAW-PERP	MobileIron Advanced Management and Docs@Work Software License	[* * *]
MI-AMDAW-12	MobileIron Advanced Management and Docs@Work Subscription with Premium Support -12 month term	[* * *]
MobileIron Advanced Management and AppConnect and AppTunnel Bundle

	MobileIron Advanced Management and AppConnect and AppTunnel Software License	[* * *]
	MobileIron Advanced Management and AppConnect and AppTunnel with Premium Support - 12 month term	[* * *]
MobileIron Advanced Management and AppConnect and AppTunnel and Docs@Work Bundle

	MobileIron Advanced Management and AppConnect and AppTunnel and Docs@Work Software License	[* * *]
	MobileIron Advanced Management and AppConnect and AppTunnel and Docs@Work with Premium Support - 12 month term	[* * *]
Hardware
MobileIron M2100 Hardware Appliance

SKU Number	Description	Per Appliance
	M2100 Hardware Appliance (Single CPU, 4 cores 16GB RAM, dual 250GB hard disks)	[* * *]
MobileIron M2500 Hardware Appliance

SKU Number	Description	Per Appliance
	M2500 Hardware Appliance (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6GB/s SAS drives in RAID 10 array, redundant powers supplies and fans)	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

Agreement 20100106.054.S.001.A.009

Support and Professional Services
MobileIron Support Services - Advanced Management

SKU Number	Description(10)	Per service(4)
MI-CUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management Software License	[* * *]
MI-CUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management Software License	[* * *]

MobileIron Support Services - Docs@Work

SKU Number	Description(10)	Per service
MI-DAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Docs@Work Software License	[* * *]
MI-DAWCUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Docs@Work Software License	[* * *]

MobileIron Support Services - Advanced Management and Docs@Work Bundle

SKU Number	Description(10)	Per service(4)
Ml-AMDAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Docs @Work Bundle Software License	[* * *]
MI- AMDAWCUSTCAREPREMIUM- ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Docs@Work Bundle Software License	[* * *]

MobileIron Support Services - Advanced Management and AppConnect and AppTunnel

	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and AppConnect and AppTunnel Bundle Software License	[* * *]
	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and AppConnect and AppTunnel Software License	[* * *]

MobileIron Support Services - Advanced Management and AppConnect and AppTunnel and Docs@Work

	MobileIron Annual Standard Support and Maintenance (6AM-6PM .PST Mon-Fri) or	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

8

Agreement 20100106.054.S.001.A.009

	Advanced Management and AppConnect and AppTunnel and Docs@Work Bundle Software License	[* * *]
	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and AppConnect and AppTunnel Software and Docs@Work Bundle Software License	[* * *]

MobileIron Support Services - AppConnect

	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for AppConnect Software License	[* * *]
	MobileIron Annual Premium Support and Maintenance (24x7) for AppConnect Software License	[* * *]

MobileIron Support Services - AppTunnel

	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for A I *Tunnel Software License	[* * *]
	MobileIron Annual Premium Support and Maintenance (24x7) for AppTunnel Software License	[* * *]

MobileIron Professional Services

SKU Number	Description	Per service
MI-SETUP-ANY	Professional Services - Install (core functionality, simple setup)	[* * *]
MI-TRN-ANY	Professional Services - Training (technical product review)	[* * *]
MI-PS-ANY	Professional Services - Custom scope (e.g. multi-site or SCEP installs, follow-on services)	[* * *]
MI-PS-BASIC-ANY	Professional Services - Install (core functionality + Sentry HA)	[* * *]
MI-PSADVANCED-ANY	Professional Services - Install (core functionality + Sentry HA + VSP backup/restore or VSP HA	[* * *]
MI-PSPREMIUMPLUS-ANY	PremiumPlus Services and Strategic Account Management (annual fee)(8)	[* * *]

Notes:

(1)	[* * *]
(2)	Requires one license for every device under MobileIron management
(3)	Does not Include shipping and handling
(4)	Calculated as a % of software license list price - only for perpetual pricing

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

9

Agreement 20100106.054.S.001.A.009

(5)	Android and iOS charged per device; BES integration for BlackBerry policy mgmt not priced separately
(6)	iOS only; Advanced Management and Docs@Work must use same licensing model perpetual or subscription
(7)	Requires purchase of Advanced Management
(8)	Must also have MobileIron Annual Premium Support and Maintenance
(9)	For policy management, customer must have purchased Advanced Management for other devices
(10)	Support levels must match across products purchased

AT&T Americas Connected Cloud Price List in USD

Core Service
MobileIron Basic Management	[* * *]	Cost to AT&T

SKU Number	Description(5)	Per device(1)
MI-CLOUD-BM-ANY-12	MobileIron Connected Cloud Basic Management Subscription with Premium Support - 12 month term - includes MDM, MAM, and Security with zero on-premise footprint	[* * *]
MI-CLOUD-BM-ANY-12- RENEW	MobileIron Connected Cloud Basic Management Subscription with Premium Support - 12 month term renewal	[* * *]

MobileIron Advanced Management

SKU Number	Description(5)	Per device(1)
MI-CLOUD-AM-ANY-12	MobileIron Connected Cloud Advanced Management Subscription with Premium Support - 12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]

Managed Hosted MDM

	MobileIron VSP from AT&T - Managed Hosted MDM Solution Subscription (per month per device registered )	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

10

Agreement 20100106.054.S.001.A.009

Service Options
MobileIron Docs@Word

SKU Number	Description(5)	Per device(1,2)
Ml-CLOUD-DAW-12	MobileIron Connected Cloud Docs@Work Subscription with Premium Support - 12 month term	[* * *]
MobileIron AppConnect

	MobileIron AppConnect Subscription with Premium Support-12 month term	[* * *]
MobileIron AppTunnel

	MobileIron AppTunnel Subscription with Premium Support - 12 month term	[* * *]

Service Bundles
MobileIron Advanced Management & Docs@Work Bundle

SKU Number	Description(5)	Per device(7)
Ml-CLOUD-AMDAW-12	MobileIron Connected Cloud Advanced Management and Docs@Work Subscription with Premium Support - 12 month term	[* * *]
MobileIron Support Services - Advanced Management and AppConnect and AppTunnel Bundle

	MobileIron Connected Cloud Advanced Management and AppConnect and AppTunnel Subscription with Premium Support - 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

11

Agreement 20100106.054.S.001.A.009

MobileIron Support Services - Advanced Management and AppConnect and AppTunnel and Docs@Work Bundle

	MobileIron Connected Cloud Advanced Management and AppConnect and AppTunnel and Docs@Work Subscription with Premium Support - 12 month term	[* * *]

Support and Professional Services
MobileIron Professional Services

SKU Number	Description	Per service
MI-CLOUD-SETUP-ANY	Professional Services - Install (core functionality, simple setup)	[* * *]
MI-CLOUD-TRN-ANY	Professional Services - Training (technical product review)	[* * *]
MI-CLOUD-PS-ANY	Professional Services - Custom scope (e.g. custom or follow-on orders)	[* * *]
MI-CLOUD-PSBAS1C-ANY	Professional Services - Install (core functionality + Sentry HA)	[* * *]
MI-PSPFIEMIUMPLUS-ANY	PremiumPlus Services and Strategic Account Management (annual fee)	[* * *]

Notes:

(1)	[* * *]
(2)	Requires one license for every device under MobileIron management
(3)	Does not include shipping and handling
(4)	Calculated as a °A, of software license list price - only for perpetual pricing
(5)	Android and IOS charged per device; BES integration for BlackBerry policy mgmt not priced separately
(6)	iOS only -; Advanced Management and Docs @Work must use same licensing model -perpetual or subscription
(7)	Requires purchase of Advanced Management
(8)	Must also have MobileIron Annual Premium Support and Maintenance
(9)	For policy management, customer must have purchased Advanced Management for other devices
(10)	Support levels must match across products purchased

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

12

Amendment 10

20100106.054.S.001.A.010

to

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement 20100106.054.S.001.A.010

Amendment 10 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 10 to Supplement 1, effective on the date when signed by the last Party (“Amendment Effective Date”), hereby amends Supplement 1 (Agreement No. 20100106.054.S.001) (the “Supplement”) to AT&T-Mobile Iron Resale Agreement effective April 22, 2010, as previously amended (Agreement No. 20100106.054.C) (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.” In the event there is a conflict between the terms of this Amendment 10 and the terms of the Agreement, the terms of this Amendment 10 will control. All capitalized terms not otherwise defined in this amendment shall have the meanings assigned to them in the Supplement or the Agreement.

RECITALS

A.	Supplier and AT&T are Parties to the Agreement No. 20100106.054.C under which AT&T is authorized to resell Supplier’s products to AT&T Customers.

B.	The Parties entered into the Supplement to provide for certain Supplier’s products to be sold to Customers through AT&T Mobility LLC II or any of its Affiliates pursuant to Orders (“AMA program”).

The Parties wish to amend the Supplement to expand the scope of the Supplement to enable AT&T to sell to Customers additional Supplier products including Web@Work as listed in Appendix A.

THEREFORE, AT&T and Supplier agree as follows:

1.	Appendix A., Description of Supplier Materials and/or Services, is hereby amended and added to the Supplement to read as set forth in Appendix A, attached hereto.

Appendix B., Supplier’s Price(s), is hereby added to the existing products, as listed in Appendix B, of Master Agreement, No. 20100106.054.C.

The terms and conditions of Agreement No. 20100106.054.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement 20100106.054.S.001.A.010

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Mike A. Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Michael Morrissey	Printed Name:	Philip Jurecky

Title:	VP Legal	Title:	Sr. Contract Mgr

Date:	Feb. 27, 2013	Date:	Feb. 28, 2013

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement 20100106.054.S.001.A.010

Appendix A., Description of Supplier Materials and/or Services

The following product is added to Appendix A., Description of Supplier Materials and Services and the Supplier shall provide the added product:

1.	Appendix A., Description of Supplier Materials and/or Services

The MobileIron Web@Work Enterprise Mobile Browser enables secure access to internal websites and web applications and helps protect both data-in-motion and data-at-rest on the device. It includes the following features:

•	Secure data-in-motion-Enterprise web traffic is tunneled through MobileIron Sentry for secure transport and access control. To comply with privacy laws required in some geographies, IT can enable split-tunnel configurations to allow external websites to bypass Sentry and IT visibility.

•	Browser-exclusive tunnel-IT can restrict access to only those internal web resources users require based on their group membership in the enterprise directory or other user and device characteristics. If the user or device falls out of compliance, the tunnel will be automatically blocked until the compliance issue is remediated. VPN is not required.

•	Containerized data-at-rest-Browser cache, cookies, history, and other website data are encrypted and subject to wipe depending on device compliance.

•	DLP controls-`Open In’ and Cut/Copy/Paste can be restricted to ensure that corporate data does not leak to unsecure applications.

•	User-based configuration-Utilize policies, users, roles, groups, and permissions already set in MobileIron to define and silently push Web@Work configuration, including unique browser ‘bookmarks” to internal corporate web resources based on the user’s role in the organization.

•	Enterprise-grade architecture-Web@Work leverages the MobileIron infrastructure.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement 20100106.054.S.001.A.010

Appendix B, Supplier’s Price(s) to AT&T, is hereby added to the existing agreement:

CONNECTED CLOUD
SKU Number	Description	Cost to AT&T(annual)
MI-CLOUD-WAW-12	MobileIron Connected Cloud Web@Work Subscription with Premium Support - 12 month term	[* * *]
MI-CLOUD-AMWAW-12	MobileIron Connected Cloud Advanced Management and Web@Work Bundle Subscription with Premium Support - 12 month term	[* * *]
MI-CLOUD-AMPRE-12	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]
ON PREMISE
SKU Number	Description	Cost to AT&T [* * *]
MI-WAW-PERP	MobileIron Web@ Work Software License	[* * *]
MI-WAW-12	MobileIron Web@Work Subscription with Premium Support - 12 month term	[* * *]
MI-AMWAW-PERP	MobileIron Advanced Management and Web@Work Bundle Software License	[* * *]
MI-AMWAW-12	MobileIron Advanced Management and Web@Work Bundle Subscription with Premium Support - 12 month term	[* * *]
MI-AMPRE-PERP	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License	[* * *]
MI-AMPRE-12	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Agreement 20100106.054.S.001.A.010

SUPPORT:
SKU Number	Description	Cost to AT&T (annual)
MI-WAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Web@Work Software License	[* * *]
Ml-WAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Web@Work Software License	[* * *]
MI-AMWAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Web@Work Bundle Software License	[* * *]
MI-AMWAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Web@Work Bundle Software License	[* * *]
MI-AMPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License	[* * *]
MI-AMPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

INTERNATIONAL SUPPLEMENT

This International Supplement (“Supplement”) is incorporated by this reference into the Resale Agreement #20100106.054.C, as amended (“Agreement”) between

AT&T Services, Inc. (“Company” or “AT&T”), and

Mobile Iron, Inc., (“Supplier”).

Effective once signed by both Parties, this Supplement will remain in force for as long as the Agreement remains in force (“Supplement Term”).

Capitalized terms used but not defined in this Supplement have the meaning given them in the Agreement.

Original signatures transmitted and received via facsimile or electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and bind the Parties to the same extent as that of an original signature. This Supplement may be executed in multiple counterparts, each of which constitutes an original, but which, together, constitute one document.

MOBILE IRON, INC.		AT&T SERVICES, INC.

/s/ Susan Passarelli		/s/ Martino Lazzaroni

Name:	Susan Passarelli	Name:	Martino Lazzaroni

Title:	Director of Revenue	Title:	Senior Contract Manager

Date:	October 18, 2012	Date:	10-19-12

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

1.	INTRODUCTION

1.1	Scope. This Supplement sets forth the terms and conditions for any combination of (i) Software, Company elects to order from Supplier from time to time for delivery to and/or performance in a Project Country and (ii) Tier 2 Support Services (defined below) to be provided by Supplier to Company in connection with Customers’ purchase of support and maintenance services for the Software (“International Transactions”). The Software and Tier 2 Support Services which are included within the scope of this Supplement are described in Schedule B. NOTE: This Supplement extends to United States territories (comprised of American Samoa, Guam, US Virgin Islands) and United States Commonwealth jurisdictions (comprised of the Northern Mariana Islands and Puerto Rico), which are treated, for purposes of International Transactions, as non-US jurisdictions and part of the Project Countries.

1.2	Schedules. The Parties’ performance of International Transactions will be in accordance with this Supplement and with the following Schedules incorporated by this reference. A Schedule that is a form or template becomes effective on completion and, where applicable, execution by the Parties.

SCHEDULE A:	Project Countries
SCHEDULE B:	Software and Price List; Tier 2 Support Services
SCHEDULE C:	Data Protection

1.3	Affiliates. Company Affiliates identified in Schedule A have the right to place International Transactions Orders with Supplier. Accordingly, references in this Supplement to “Company” as well as to “Party” and “Parties” will be deemed, as appropriate, to apply to the Affiliates that become parties to an Order. Company represents and warrants that each Company Affiliate which places International Transactions Orders with Supplier has agreed in writing to be bound by all the applicable terms of the Agreement and all the terms of this Supplement (collectively, the “Applicable Terms”), and that Supplier shall have the right to enforce the Applicable Terms directly against such Company Affiliate.

1.4	Order of Priority. Except when this Supplement specifies otherwise, its terms and conditions are in addition to those in the Agreement. Inconsistencies or contradictions in provisions applicable to International Transactions are subject to the following descending order of priority: Order, Schedule, Supplement, Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

1.5	Orders Placed Through AT&T Mobility LLC Il. With respect to Orders for Software sold through AT&T Mobility LLC II or any of its Affiliates for any Project Country, the terms of Supplement 1 to the Agreement, dated as of or about November 8, 2010, as amended (“Supplement 1”), shall also apply. In the event of a conflict or inconsistency between this Supplement and Supplement 1, this Supplement shall prevail and control.

1.6	No Services Provided to Customers. Notwithstanding anything in the Agreement or Supplement 1, Company understands and agrees that with respect to any Orders for the Project Countries, Supplier will not provide any Services to Customers, except to the extent expressly agreed by Supplier and Company in the applicable Order or otherwise agreed by the Parties in writing, on a case-by-case basis. Company will be responsible to provide Services to Company’s Customers, either directly, through its Affiliates, or via any third-party resellers of MobileIron authorized to provide Services for the Software with which Company contracts to provide such Services to its Customers.

1.7	Tier 2 Support Services. Notwithstanding anything in the Agreement or Supplement 1, Company understands and agrees that with respect to any Orders for the Project Countries: (a) Supplier will not provide any Maintenance or technical support services of any kind directly to Customers, and (b) Supplier will provide only the “Tier 2 Support Services” described in Schedule B, solely from the United States, solely to Company (and not to its Affiliates or any Customers) in connection with Customers’ purchase from Company of support and maintenance services for the Software. Company will be responsible to provide, and shall provide, first line support services described in Schedule B (“Tier 1 Support Services”) to Company’s Customers, either directly, through its Affiliates, or via any third-party resellers of MobileIron authorized to provide Tier 1 Support Services for the Software with which Company contracts to provide such Services to its Customers.

2.	DEFINITIONS

“Customer” means the third party to which Company resells licenses to the Software for such third party’s use only and not for resale, to which Supplier licenses Software.

“Laws,” when used in connection with International Transactions, means the international, national, regional, provincial, and local laws, regulations, and administrative pronouncements (each as amended from time to time) which apply to Software and/or Services. “Laws” includes, in particular, applicable bilateral and multilateral tax treaties but not the United Nations Convention on Contracts for the International Sale of Goods, which shall not apply to the International Transactions.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

“Permit,” as it pertains to Supplier, means the licenses and/or permits required by US laws for the export by Supplier of the Software from the US to Company, its Affiliates or the applicable Customer (where Supplier delivers directly to the Customer) in the Project Countries (including encryption technology, if any, that is a part thereof); and, as it pertains to Company and its Affiliates, means the license and/or permits required by Law for the import, re-export and use of the Software and Services in, from or to the Project Countries.

“Project Country” means the country that is not the US, which is specified in an Order, and in which is located the Site to which Software is ultimately delivered and/or used. As used in this Supplement, “Project Countries” are limited to the countries, the US territories and the US Commonwealth jurisdictions specified in Schedule A.

“Site” means the Company or Customer location in a Project Country, specified in an Order, to which Supplier will ultimately deliver Software, and at which Company or Customer will use the Software.

3.	ORDERS, DELIVERY, PRICES AND PAYMENT

This Section states the terms for Orders, invoices, prices and payments in connection with Software destined for Project Countries, as well as prices applicable to the Tier 2 Support Services to be provided by Supplier to Company in connection with Customers’ purchase of support and maintenance services for the Software.

3.1	Orders

3.1.1	General. Orders will be placed solely with the US entity of the Supplier and will specify the respective Company Affiliate and Supplier (a US entity) as parties. Orders will specify the Software to be delivered, each Site, the Customer, and such other information reasonably necessary for Supplier to deliver and perform. Orders will become binding upon the parties thereto upon both Parties’ execution of such Orders. With respect to Orders submitted by Company’s Affiliates, Company will appoint a single individual, who will be the primary point of contact between Supplier and such Affiliates, who shall submit all such Orders to Supplier on behalf of all such Affiliates, and who shall be the authorized representative of all such Affiliates for purposes of all communications between Supplier and such Affiliates with respect to all matters relating to such Orders. Company shall provide to Supplier prior written notice of any change of such individual.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

3.1.2	Prohibited Orders. Company and its Affiliates will not submit Orders for Software that include(s) encryption technology destined for a Project Country whose Laws prohibit the importation, re-exportation, maintenance, or use of encryption technology.

3.2	Prices and Discounts. The prices applicable to the Software (including the prices charged for Tier 2 Support Services) to Company are set forth in Schedule B, except to the extent that other prices for the Software are expressly specified in Orders agreed and executed by the Parties.

3.3	Invoicing & Payment

3.3.1	Invoices. Supplier’s invoices to Company will itemize the Software and Tier 2 Support Services. All charges will be invoiced, and all payments will be made to Supplier, in US Dollars.

3.3.2	Withholding Taxes. If Company or its Affiliates, as applicable, are required by Law to deduct or withhold any taxes, levies, imposts, fees, assessments, deductions or charges from or in respect of any amounts payable hereunder to Supplier (“Withholding Taxes”), (a) Company or its Affiliates shall pay the relevant taxation authority the minimum amounts necessary to comply with the applicable Law prior to the date on which interest or penalty is attached thereto, and (b) the amounts payable hereunder shall be increased as may be necessary so that after Company or its Affiliates makes all required deductions or withholdings, Supplier shall receive amounts equal to the amounts it would have received had no such deductions or withholdings been required. The Parties will reasonably cooperate to minimize any applicable Withholding Taxes.

3.3.3	Sales Taxes. Company or its Affiliates, as applicable, will be responsible for, and shall pay, all applicable sales, use, excise, value-added, customs, duties and similar taxes (and any penalties or interest associated with any of the foregoing) (collectively, “Sales Taxes”) arising from: (a) the sale of the Software by Supplier to Company or its Affiliates (other than taxes assessed on Supplier’s net income) and the delivery of the Software by Supplier to Company, its Affiliates or the Customer, as applicable, and (b) the resale of licenses to the Software to Customers by Company or its Affiliates in the Project Countries. The Parties will reasonably cooperate to minimize any applicable Sales Taxes.

3.3.4	Shipping. Unless otherwise mutually agreed, all Software will be delivered electronically by Supplier. Company or its Affiliates, as applicable, shall pay all applicable shipping charges for the Software to the extent that such Software is not delivered electronically by Supplier.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

4.	COMPLIANCE WITH LAWS

4.1	Compliance with Law. Without limiting the generality of the Parties’ respective obligations under Section 3.6 of the Agreement with respect to compliance with laws, (a) Supplier, at its expense, will comply with all Laws which Supplier is subject to and which relate directly to Supplier’s performance under this Supplement, and (b) Company and its Affiliates will comply with all Laws which Company or its Affiliates are subject to and which relate directly to Company’s or its Affiliate’s performance under this Supplement, including the resale of the Software and the provision of first line or tier 1 support services to Customers and the Laws set forth below.

4.2	Data Privacy & Data Retention. To the extent applicable to each Party, Supplier and Company (and its Affiliates) will comply with the Laws governing the collection, retention, storage, transmission, use and protection against unauthorized disclosure of personal data, including the Laws of the European Union member states pursuant to EU Directives 95/46/EC and 2002/58/EC on data privacy, and EU Directive 2006/24/EC on data retention. Without limiting the generality of the foregoing, Supplier and Company (and its Affiliates) will comply, in particular, with the terms set forth in Schedule C, “Data Protection.”

4.3	Encryption. Supplier will comply with Laws governing the export by Supplier from the US, including US export laws governing the export by supplier of encryption technology (if any) contained In Software to and for use within the Project Countries, including Laws governing the control of exports of dual-use items and technology from the US to the Project Countries. Supplier’s obligation under this section includes the procuring and maintaining of Permits required for the exportation by Supplier from the US of encryption technology, if any, contained within the Software. Company (and its Affiliates) will comply with Laws governing the import, re-export and use of encryption technology (if any) contained in the Software or Services within, from or to the Project Countries, including Laws governing the control of exports of dual-use items and technology from the US into the Project Countries. Company’s (and its Affiliates’) obligation under this section includes the procuring and maintaining of Permits required for the importation of encryption technology, if any, contained within the Software and Services into the Project Countries.

4.4	Foreign Corrupt Practices. Supplier and Company (and its Affiliates) will comply with the US Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1, et seq), as modified by the International Anti-Bribery and Fair Competition Act of 1998 (Pub.L. 105-366, 112 Stat. 3302, enacted November 10, 1998), which implements the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

(“FCPA”). In particular, Supplier will comply with FCPA prohibitions on payments, or the giving — directly or indirectly — of anything of value by a United States company or a company that issues United States securities, to an official of a non-U.S. government or other forbidden recipients for the purpose of influencing an act or decision in the official’s or recipient’s capacity, or inducing such persons to influence the non-US government, to assist a company in obtaining or retaining business. Supplier will use no part of its compensation for any purpose that could constitute a violation of the FCPA. Company does not desire, and will not request, any action by Supplier that would constitute a violation of the FCPA.

4.5	Permits. At its expense, each of Supplier and Company (and its Affiliates) will obtain, maintain, and remain in compliance with, Permits. Each Party will promptly (i) notify the other Party in writing if such Party falls out of compliance with a Permit; and (ii) remedy the noncompliance.

5.	WARRANTIES

5.1	For Software that Supplier represents as not containing encryption technology, but which comprises or contains “dual-use items” as defined by EU Regulation (EC) No. 428/2009 for EU member states and by the analogous regulations of other, non-EU countries: Supplier warrants that, at any time on Company’s request, Supplier will provide the Software classification information necessary for Company to implement the trade compliance controls that apply to the exportation of “dual-use items.”

5.2	For Software that contains encryption technology, Supplier warrants that it has obtained the Permit(s) to export that Software from its country of origin.

[End of International Supplement]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

SCHEDULE A

PROJECT COUNTRIES AND COMPANY AFFILIATES

(IN WHICH AT&T IS AUTHORIZED BY SUPPLIER TO RESELL SOFTWARE)

PROJECT COUNTRIES

APAC	EMEA

JAPAN	BELGIUM	IRELAND	UNITED KINGDOM
AUSTRALIA	MAURITIUS	LUXEMBOURG	SWEDEN
	FRANCE	NETHERLANDS	SWITZERLAND
GERMANY

COMPANY AFFILIATES

UK: AT&T Global Network Services (UK) BV

Ireland: AT&T Global Network Services Ireland Limited

France: AT&T Global Network Services France, SAS

Germany: AT&T Global Network Services Deutschland GmbH

Switzerland: AT&T Global Network Services Switzerland GmbH and AT&T international GmbH

Sweden: AT&T Global Network Services Sweden AB

Benelux (Belgium, Netherlands and Luxembourg): AT&T Global Network Services Belgium Luxembourg SPRL [Belgium company, operates in Luxembourg through its Luxembourg branch]

Japan: AT&T Japan KK, AT&T Japan LLC, AT&T Communications Services (Japan) Ltd.

Australia: AT&T Global Network Services Australia Pty. Limited

Mauritius: USi Services Holdings Private Limited

Schedule A

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

SCHEDULE B

SOFTWARE AND SUPPORT SERVICES PRICE LIST

COMPANY’S TIER 1 SUPPORT OBLIGATIONS

SUPPLIER’S TIER 2 SUPPORT SERVICES

Software and Support Services Price List:

The following tables list the prices for the Software and Tier 2 Support Services payable by Company for the applicable Project Country (ies). If noted in the last column on each of the following tables (i.e., Separate Fee for Tier 2 Support Services), the provision of Tier 2 Support Services by Supplier for such Software will be subject to the payment by Company to Supplier of the applicable annual support and maintenance fee, which fee Is indicated In the applicable table below. For purposes of clarity, if a separate fee is not noted on the last column in each of the following tables, no support or maintenance fee is due for the provision of Tier 2 Support Services for the applicable Software.

I.	EMEA:

The following prices apply to the Project Countries listed under EMEA on the table in Schedule A.

	EMEA Connected Cloud Price List in USD		Effective September 27, 2012
CORE SERVICE
MobileIron Basic Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-CLOUD-BM-ANY-12-E	MobileIron Connected Cloud Basic Management Subscription - 12 month term - includes MDM, MAM, and Security with zero on-premise footprint	[* * *]	[* * *]
MI-CLOUD-BM-ANY-12-RENEW-E	MobileIron Connected Cloud Basic Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-CLOUD-BM-ANY-DIRECT-12-E	MobileIron Connected Cloud Basic Management Subscription with Direct Premium Support from MobileIron - 12 month term - Includes MDM, MAM, and Security with zero on-premise footprint	[* * *]	[* * *]
MI-CLOUD-BM-ANY-DIRECT-12-RENEW-E	MobileIron Connected Cloud Basic Management Subscription with Direct Premium Support from MobileIron - 12 month term renewal	[* * *]	[* * *]

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

MobileIron Advanced Management

SKU Number	Description(1)		Separate Fee for Tier 2 Support Services
MI-CLOUD-AM-ANY-12-E	MobileIron Connected Cloud Advanced Management Subscription - 12 month term - Includes MDM, MAM, Security, Intelligent Gateway, and Enterprise integration	[* * *]	[* * *]
MI-CLOUD-AM-ANY-12-RENEW-E	MobileIron Connected Cloud Advanced Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-CLOUD-AM-ANY-DIRECT-12-E	MobileIron Connected Cloud Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term - Includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-CLOUD-AM-ANY-DIRECT-12-RENEW-E	MobileIron Connected Cloud Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term renewal	[* * *]	[* * *]

EMEA On-Premise Price List in USD
CORE PRODUCT: CHOOSE PERPETUAL OR SUBSCRIPTION
MobileIron Advanced Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-AM-ANY-PERP-E	MobileIron Advanced Management Software license - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-12-E	MobileIron Advanced Management Subscription - 12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-12-RENEW-E	MobileIron Advanced Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-AM-ANY-DIRECT-12-E	MobileIron Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term - includes MDM, MAM, Security, intelligent Gateway, and Enterprise integration	[* * *]	[* * *]
MI-AM-ANY-DIRECT-12-RENEW-E	MobileIron Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term renewal	[* * *]	[* * *]
Support Services

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

MobileIron Support Services - Advanced Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-CUSTCARE-ANY-E	MobileIron Annual Software Assurance for Advanced Management Software License	[* * *]	[* * *]
MI-CUSTCARE-ANY-E	MobileIron Annual Software Assurance Renewal for Advanced Management Software License	[* * *]	[* * *]
MI-CUSTCAREDIRECT-ANY-E	MobileIron Annual Direct Premium Support (24x7 by MobileIron) for Advanced Management Software License	[* * *]	[* * *]
MI-CUSTCAREDIRECTRENEW-ANY-E	MobileIron Annual Direct Premium Support Renewal for Advanced Management Software License	[* * *]	[* * *]

Notes:

(1)	Android and IOS charged per device
(2)	Support levels must match across products purchased

II.	Japan:

The following prices apply Japan only.

Japan Connected Cloud Price List in USD
CORE SERVICE
MobileIron Basic Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-CLOUD-BM-ANY-12-JP	MobileIron Connected Cloud Basic Management Subscription - 12 month term - Includes MDM, MAM, and Security with zero on-premise footprint	[* * *]	[* * *]
MI-CLOUD-BM-ANY-12-RENEW-JP	MobileIron Connected Cloud Basic Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-CLOUD-BM-ANY-DIRECT-12-JP	MobileIron Connected Cloud Basic Management Subscription with Direct Premium Support from MobileIron - 12 month term - includes MDM, MAM, and Security with zero on-premise footprint - requires one-time activation	[* * *]	[* * *]

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

MI-CLOUD-BM-ANY-DIRECT-12-RENEW- JP	MobileIron Connected Cloud Basic Management Subscription with Direct Premium Support from MobileIron - 12 month term renewal	[* * *]	[* * *]
MobileIron Advanced Management

SKU Number	Description(1)		Separate Fee for Tier 2 Support Services
MI-CLOUD-AM-ANY-12-JP	MobileIron Connected Cloud Advanced Management Subscription -12 month term - includes MDM, MAM, Security, intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-CLOUD-AM-ANY-12-RENEW-JP	MobileIron Connected Cloud Advanced Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-CLOUD-AM-ANY-DIRECT-12-JP	MobileIron Connected Cloud Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term - Includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-COULD-AM-ANY-DIRECT-12-RENEW-JP	MobileIron Connected Cloud Advanced Management Subscription with Direct Premium Support from MobileIron -12 month term renewal	[* * *]	[* * *]

Japan On-Premise Price List in USD
CORE PRODUCT: CHOOSE PERPETUAL or SUBSCRIPTION
MobileIron Advanced Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-AM ANY-PERP-JP	MobileIron Advanced Management Software License - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-12-JP	MobileIron Advanced Management Subscription - 12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-12-RENEW-JP	MobileIron Advanced Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-AM-ANY-DIRECT-12-JP	MobileIron Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-DIRECT-12-RENEW-JP	MobileIron Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term renewal	[* * *]	[* * *]
Support Services

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

MobileIron Support Services - Advanced Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-CUSTCARE-ANY-JP	MobileIron Annual Software Assurance for Advanced Management Software License	[* * *]	[* * *]
MI-CUSTCARERENEW-ANY-JP	MobileIron Annual Software Assurance Renewal for Advanced Management Software License	[* * *]	[* * *]
MI-CUSTCAREDIRECT-ANY-JP	MobileIron Annual Direct Premium Support (24x7 by MobileIron) for Advanced Management Software License	[* * *]	[* * *]
MI-CUSTCAREDIRECTRENEW-ANY-JP	MobileIron Annual Direct Premium Support Renewal for Advanced Management Software License	[* * *]	[* * *]

Notes:

(1)	Android and IOS charged per device
(2)	Support levels must match across products purchased

Ill.	APAC (except for Japan, Korea and China):

The following prices apply to the Project Countries listed under APAC on the table in Schedule A except for Japan, Korea and Mainland China.

Asia Pacific Connected Cloud Price List in USD (except China, Japan, Korea)
CORE SERVICE
MobileIron Basic Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-CLOUD-BM-ANY-12-A	MobileIron Connected Cloud Basic Management Subscription - 12 month term - Includes MDM, MAM, and Security with zero on-premise footprint	[* * *]	[* * *]
MI-CLOUD- BM-ANY-12-RENEW-A	MobileIron Connected Cloud Basic Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-CLOUD-BM-ANY-DIRECT-12-A	MobileIron Connected Cloud Basic Management Subscription with Direct Premium Support from MobileIron - 12 month term - includes MDM, MAM, and Security with zero on-premise footprint - requires one-time Activation	[* * *]	[* * *]
MI-CLOUD-BM-ANY-DIRECT-12-RENEW-A	MobileIron Connected Cloud Basic Management Subscription with Direct Premium Support from MobileIron - 12 month term renewal	[* * *]	[* * *]

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

MobileIron Advanced Management

SKU Number	Description(1)		Separate Fee for Tier 2 Support Services
MI-CLOUD-AM-ANY-12-A	MobileIron Connected Cloud Advanced Management Subscription - 12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-CLOUD-AM-ANY-12-RENEW-A	MobileIron Connected Cloud Advanced Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-CLOUD-AM-ANY-DIRECT-12-A	MobileIron Connected Cloud Advanced Management Subscription with Direct Premium Support from MobileIron -12 month term - Includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-CLOUD-AM-ANY-DIRECT-12-RENEW-A	MobileIron Connected Cloud Advanced Management Subscription with Direct Premium Support from MobileIron - 12 month term renewal	[* * *]	[* * *]

Asia Pacific On-Premise Price List in USD (except China, Japan, Korea)
CORE PRODUCT: CHOOSE PERPETUAL OR SUBSCRIPTION
MobileIron Advanced Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 2 Support Services
MI-AM-ANY-PERP-A	MobileIron Advanced Management Software License - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-12-A	MobileIron Advanced Management Subscription - 12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-12-RENEW-A	MobileIron Advanced Management Subscription - 12 month term renewal	[* * *]	[* * *]
MI-AM-ANY-DIRECT-12-A	MobileIron Advanced Management Subscription with Direct Premium Support from MobileIron -12 month term - includes MDM, MAM, Security, Intelligent Gateway, and Enterprise Integration	[* * *]	[* * *]
MI-AM-ANY-DIRECT-12-RENEW-A	MobileIron Advanced Management Subscription with Direct Premium Support from MobileIron -12 month term renewal	[* * *]	[* * *]
Support Services
MobileIron Support Services - Advanced Management

SKU Number	Description(1)	Cost to AT&T	Separate Fee for Tier 1 Support Services
MI-CUSTCARE-ANY-A	MobileIron Annual Software Assurance for AdvancedManagement Software License	[* * *]	[* * *]
MI-CUSTCARERENEW-ANY-A	MobileIron Annual Software Assurance Renewal for AdvancedManagement Software License	[* * *]	[* * *]

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

MI-CUSTCAREDIRECT-ANY-A	MobileIron Annual Direct Premium Support (24x7 by MobileIron) for Advanced Management Software License	[* * *]	[* * *]
MI-CUSTCAREDIRECTRENEW- ANY-A	MobileIron Annual Direct Premium Support Renewal for Advanced Management Software License	[* * *]	[* * *]

Notes:

(1)	Android and IOS charged per device
(2)	Support levels must match across products purchased

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

Company’s Tier 1 Support Obligations; Supplier’s Tier 2 Support Services:

The terms contained in this Schedule B, together with the terms contained in the Supplement, shall govern the provision of the Tier 1 Support Services (described below) to be provided by Company directly to the Customers and the Tier 2 Support Services provided by Supplier directly to Company (and not to Customers). All capitalized terms not defined below shall have the meaning prescribed in the Supplement.

1. Overview: Company is required to establish and maintain Tier 1 Support Services as described below and perform interaction with Customers regarding technical support and general Inquiries. In support of Company, Supplier will provide Company with “Tier 2 Support Services” as described below; which includes the maintenance services described in this Schedule B.

II. Language and Scope: Supplier shall provide support to Company in the English language only. Support shall be limited to the Software as delivered by Supplier to the Company or its Customer, as applicable. Any support services which are outside of the scope of the services described herein (including the “Exclusions” listed herein), will be charged at the then current hourly list prices for Supplier’s engineers, with a minimum 2-hour charge per occurrence.

III. Company – Tier 1 Support Services Obligations:

A. Communications with Customers Through-out Life of Support Incident: Company shall be the primary Customer contact and manage all communications with Customers. Company shall update Customers as necessary during the life of a support issue/Incident (i.e. until the support ticket is closed).

B. Other First Line Support Obligations: Company shall be responsible for all the following support obligations: (i) providing general information to Customers regarding the Software (including updates/upgrades), including information regarding Software installation, configuration, use, and continued operation; (ii) providing installation support to Customers; (III) providing configuration support to Customers; (iv) collection of information and reporting technical issues raised by Customers to Supplier; (v) filtering dummy problems from real technical problems; (vi) troubleshooting common technical problems or questions, including non-Supplier problems or questions raised by Customer; (vii) documentation and verification of technical issues to determine if issue is caused by sources outside of the Software; and (viii) opening and closing support tickets as required herein; (ix) distributing maintenance releases to Customers with valid licenses which are entitled to receive maintenance releases; and (lx) ensuring Customers with valid licenses are using most current version of the Software.

C. Reporting; Trouble Tickets. Company shall document and promptly report all errors or malfunctions of the Software to Supplier. Company agrees to submit the suspected defect of the Software to Supplier via email or Supplier’s bug tracking system, and cooperate with Supplier in its bug investigation by phone, email, and through Supplier’s bug tracking system. Supplier will provide Company with a trouble ticket number that Company will use to track the status of each issue. Company shall take all steps necessary to carry out any procedures Supplier may give for the rectification of errors or malfunctions within a reasonable time after such procedures have been provided. Supplier reserves the right to close the trouble ticket without further responsibility or liability if Company does not provide appropriate feedback to Supplier within five (5) business days of receiving updates, a workaround for a problem, or If Company fails to respond to a request for additional information within five (5) business days.

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

D. Escalation to Supplier for Tier 2 Support: To escalate a support issue to Supplier Tier 2 Support, Company must create a case in the Supplier’s Self Service portal and provide the details requested by Supplier, such information and details may include:

1. Problem subject

2. Estimated severity

3. Detailed problem description

4. Attached media (log files, screenshots, etc.)

5. Steps to reproduce

6. Software version

7. Impact of issue (i.e. business or technical Implication)

8. Company technical support contact info (including information regarding means to have remote access to Customer environment, if applicable)

E. Company Support Contacts. Company shall appoint technical support individuals who are knowledgeable in the operation of the Software to serve as primary Company contacts with Supplier for support calls. Unless otherwise permitted by Supplier, all support calls and emails from Company shall be initiated through these contacts. Company may change its primary or alternate contacts at any time upon written notification to Supplier.

F. Dial in or Remote Access. Company acknowledges that dial-in and/or remote access will speed up resolution of support issues, and where possible Company shall obtain relevant Information from Customers to facilitate dial in or remote access as needed.

IV. Maintenance Services; Second Line or Tier 2 Support: Subject to the terms specified herein, Supplier shall use reasonable commercial efforts to provide or cause to be provided to Company the following support and maintenance services:

A. Maintenance Services: For Customers whom have purchased support and maintenance services (either on a yearly basis or as a part of a valid and then current subscription license) and for the applicable term of such support and maintenance services, Supplier shall provide Company updates, upgrades, and maintenance releases (including a work-around, bug fixes, if any) which are generally provided to other Customers of the Software (“Maintenance”). Supplier shall provide such updates, upgrades, and maintenance releases to both (i) Company and (ii) for Customer who have purchased “On Premise” licenses to the Software, directly to such Customers via Supplier’s software download website (operated in the English language only) which enables Customers to initially download the Software and to subsequently download updates, upgrades, and maintenance releases of the Software.

B. Diagnosis and Resolution of Technical Support issues: Upon proper escalation, Supplier will assist Company’s technical support personnel to diagnose and resolve the technical support issue(s) based on the severity level attributed by Supplier to the issue. Error correction support services will be provided for Confirmed Defects in the Software which are not attributable to Exclusions (described below). “Confirmed Defect” shall mean an error or defect In the Software which is not caused or attributable to an Exclusion and which makes the Software not perform in accordance with the relevant specifications for the Software (as outlined in Supplier customer documentation); Confirmed Defects shall be assigned a Severity level based on the chart below and Supplier agrees to respond based on the following chart:

Published response times reflect the maximum amount of time it should take one of Supplier’s Tier 2 technical support engineers to respond to and begin work on a properly escalated problem.

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

Severity Level	Definition	Response Time
Severity 1	A severity one (1) issue Is a catastrophic production problem which may severely impact the Customer’s production systems, or In which Customer’s production systems are down or not functioning; loss of production data and no procedural work around exists	[* * *]
Severity 2	A severity two (2) issue Is a problem where the Customer’s system is functioning but in a severely reduced capacity. The situation is causing significant impact to portions of the Customer’s business operations and productivity. The system is exposed to potential loss or interruption of service.	[* * *]
Severity 3	A severity three (3) issue is a medium-to-low impact problem which involves partial non-critical functionality loss. One which impairs some operations but allows the Customer to continue to function. This may be a minor issue with limited loss or no loss of functionality or impact to the Customer’s operation and Issues in which there is an easy circumvention or avoidance by the Customer. This includes documentation errors.	[* * *]
Severity 4	A severity four (4) issue is for a general usage question or recommendation for a future product enhancement or modification. There Is no impact on the quality, performance or functionality of the Software.	[* * *]

Published response times reflect the maximum amount of time it should take one of Supplier’s technical support engineers to respond to and begin work on a properly escalated problem which is a Confirmed Defect in the Software. All response times specified above apply only to and occur only during Supplier’s Standard Support Hours only. If Company is not available, Supplier will not be liable for adhering to the above Response Times. At no time does Supplier guarantee a “fix” during the response times specified above. Current support contact information and support hours are as follows:

•	Supplier’s Support Contact information:

•	Phone (1-877-819-3452)

•	Email (support@)mobileiron.com)

•	Self-Service Portal (www.support.mobileiron.com)

•	Supplier’s Standard Support Hours

•	Direct Access to Tier 2: 6am – 7pm PST, Mondays through Fridays

•	Access to Answering Service 24/365

From time to time, the support contact information or Standard Support Hours may be modified; Please refer to www.support.mobileiron.com for most current information.

C. Confirmed Defect vs. Feature Enhancement or Modification Request: Supplier will determine whether the suspected error or defect reported by Company is: (a) Confirmed Defect; or (b) an Exclusion (defined below); or (c) a feature request or enhancement to the existing Software. In response to a Confirmed Defect, Supplier shall use commercially reasonable efforts to create a correction in the form of a workaround, support release, update disk or electronic transfer equivalent, patch, major upgrade, minor release or other suitable form of fix or workaround. If the suspected defect is determined by Supplier not to be a Confirmed Defect in the Software, Company can, at its option, request that Supplier spend time to further investigate the unconfirmed defect, and Supplier may do so at its then-current hourly rates. If the suspected defect is determined by Supplier to be a feature request or enhancement to the existing Software, then such work shall be outside the scope of this Agreement.

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

INTERNATIONAL SUPPLEMENT

20100106.054.S.002

D. Limitation and Exclusions: Each Party will use commercially reasonable efforts commensurate with the then applicable industry standards to provide the support obligations described herein in a professional and workmanlike manner, but Supplier does not guarantee that every question or problem raised by Company will be resolved. Tier 2 Support Services will only be provided for the most current version of the Software and the version of the Software released immediately prior to such current version up to one year after the release of the current version. Notwithstanding anything else herein, Supplier’s support services do not include services requested in connection with any Exclusions (defined below) or otherwise as a result of causes or errors that are not attributable to the Software or which cannot be reproduced by Supplier on unmodified Software. In the event that Company requests Supplier to provide, and Supplier does provide, any on-site services or any services in connection with Exclusions or any causes or errors which are not attributable to Supplier, Company shall pay Supplier for such services on a time and materials basis at Supplier’s then standard rates and reimburse Supplier for any travel and lodging expenses incurred In connection with such on-site services.

E. “Exclusions” shall include:

(a) Errors or defects in the Software that are not attributable to Supplier or cannot be reproduced by Supplier on unmodified Software;

(b) Errors or defects In the Software caused by or attributable to negligent or unauthorized use of the Software;

(c) Errors or defects caused by third party software or hardware malfunction;

(d) Errors or defects caused by force majeure, or causes other than through ordinary use of the Software as permitted by Supplier in its then current customer documentation;

(e) Errors or defects caused by use of the Software on or with hardware, software or other equipment that deviates from Supplier’s recommendations made in the then-current customer documentation;

(f) Modifications or additions, or attempted modifications or additions to the Software not performed by or provided by Supplier;

(g) Errors or defects relating to third party software or hardware not provided by Supplier;

(h) Maintenance or repair resulting from catastrophe, accident, neglect, misuse, fault or negligence of Customer or Company or causes which are external to the Software;

(i) Failures, errors or defects associated with Company’s or Customer’s failure to implement the then-current version of the Software; and

(j) Failures by Customer or Company to respond to any required action plans provided by Supplier pursuant to a Company support call or otherwise.

Schedule B

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

SCHEDULE C

DATA PROTECTION

DEFINITIONS

“Data Controller” and “Data Processor” have the meaning given in the applicable Data Protection Legislation;

“Data Protection Legislation” means any applicable legislation in force from time to time which implements (i) the European Community’s Directive 95/46/EC and Directive 2002/58/EC or (ii) any other data privacy law relating to the Personal Data of the country(ies) governing the Personal Data and/or where the Services are performed;

“Model Clauses” means any or all of the contractual clauses referred to in EU Commission Decisions C(2001) 4540, C(2001) 1539 and C(2004) 5271 as amended from time to time or similar contractual clauses pursuant to any applicable Data Protection Legislation. A copy of the Model Clauses is attached below as Exhibit 1 – Standard Contractual Clauses (Processors) to Schedule C; and

“Personal Data” means any information relating to an identified or identifiable natural person or as such term is defined in Data Protection Legislation which is processed as part of the Services.

GENERAL OBLIGATIONS

Company shall obtain the informed consent of each person whose Personal Data is disclosed, transferred or otherwise provided by Company to Supplier.

Supplier and Company (and its Affiliates) shall comply with all requirements of the Data Protection Legislation including but not limited to the requirements of in the Project Countries, and maintaining all necessary notifications;

Supplier shall process the Personal Data only for the purpose of performing the Services.

Supplier shall periodically inform Company of any complaints about, or requests by individuals to access, the Personal Data processed as part of the Services, and provide any information that Company reasonably requires to respond to that request or complaint.

Supplier shall provide training to its personnel who have access to the Personal Data to make them aware of Supplier’s obligations under this Schedule C. Supplier shall provide adequate training and/or instruction on the care and handling of Personal Data.

Supplier shall take reasonable appropriate technical and organisational measures in accordance with the Data Protection Legislation and otherwise in accordance with good industry practice against unauthorised or unlawful processing of, and against accidental loss or destruction of, the

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Personal Data, and in order to maintain the integrity of the Personal Data, including by implementing a level of security appropriate to: (a) the harm that might result from such unauthorised or unlawful processing or accidental loss, destruction or damage; and (b) the nature of the Personal Data.

Supplier shall promptly notify the other Party about any legally binding request by any law enforcement authority or other governmental body regarding the Personal Data.

Supplier shall promptly notify Company about any material unauthorized access to the Personal Data, whether unintentional or not.

Subject to the indemnification procedures and processes set forth in Section 3.16 of the Agreement, Supplier shall indemnify, defend and hold harmless Company and the applicable Affiliate(s) from and against any and all losses, costs, expenses, damages, liabilities, demands, claims or proceedings incurred or suffered by, or awarded against, Supplier or such Affiliate(s) resulting directly from a material breach by the Supplier of its obligations under this Schedule C.

DATA PROCESSOR

When acting as Data Processor for Company, Supplier shall only act on the instructions of Company and as necessary to perform its obligations and to exercise its rights under this Supplemental, and shall not subcontract such data processing without Supplier’s prior written consent.

With respect to Personal Data held in a country in the European Economic Area (“EEA”), or in a country whose Data Protection Legislation limits the processing or transfer of Personal Data, Supplier shall not process or transfer Personal Data outside that country except (i) upon Supplier’s written instructions; or (ii) with Supplier’s prior written consent and subject to the additional requirements that Supplier specifies, and which, for the avoidance of doubt, may include Supplier’s being required to ensure that parties specified by Supplier enter into the appropriate Model Clauses (see, attached) with Supplier and/or Supplier’s customer, or (iii) to the extent that Supplier adheres to the safe harbor framework developed by the Department of Commerce in coordination with the European Commission and is on the safe harbor list, accessible at https://safeharbor.export.gov/list.aspx (or successor site).

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Exhibit 1

STANDARD CONTRACTUAL CLAUSES (PROCESSORS)

For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection

Name of the data exporting organisation:

Address:

Tel.:	;	fax:	;	e-mail:

Other information needed to identify the organisation

(the data exporter)

And

Name of the data importing organisation:

Address:

Tel.:	;	fax:	;	e-mail:

Other information needed to identify the organisation

(the data importer)

each a “party”; together “the parties”,

HAVE AGREED on the following Contractual Clauses (the Clauses) in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the data exporter to the data importer of the personal data specified in Appendix 1.

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Clause 1

Definitions

For the purposes of the Clauses:

(a)	‘personal data, ‘special categories of data, process/processing’, ‘controller’, ‘processor’, ‘data subject’ and ‘supervisory authority’ shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data[1];

(b)	‘the data exporter’ means the controller who transfers the personal data;

(c)	‘the data importer’ means the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of the Clauses and who is not subject to a third country’s system ensuring adequate protection within the meaning of Article 25(1) of Directive 95/46/EC;

(d)	‘the subprocessor’ means any processor engaged by the data importer or by any other subprocessor of the data importer who agrees to receive from the data importer or from any other subprocessor of the data importer personal data exclusively intended for processing activities to be carried out on behalf of the data exporter after the transfer in accordance with his instructions, the terms of the Clauses and the terms of the written subcontract;

(e)	‘the applicable data protection law’ means the legislation protecting the fundamental rights and freedoms of individuals and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member State in which the data exporter is established;

(f)	‘technical and organisational security measures’ means those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

[1]	Parties may reproduce definitions and meanings contained in Directive 95/46/EC within this Clause if they considered it better for the contract to stand alone.

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Clause 2

Details of the transfer

The details of the transfer and in particular the special categories of personal data where applicable are specified in Appendix 1 which forms an integral part of the Clauses.

Clause 3

Third-party beneficiary clause

1.	The data subject can enforce against the data exporter this Clause, Clause 4(b) to (i), Clause 5(a) to (e), and (g) to (j), Clause 6(1) and (2), Clause 7, Clause 8(2), and Clauses 9 to 12 as third-party beneficiary.

2.	The data subject can enforce against the data importer this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where the data exporter has factually disappeared or has ceased to exist in law unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law, as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity.

3.	The data subject can enforce against the subprocessor this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity. Such third-party liability of the subprocessor shall be limited to its own processing operations under the Clauses.

4.	The parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

Clause 4

Obligations of the data exporter

The data exporter agrees and warrants:

(a)	that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member State where the data exporter is established) and does not violate the relevant provisions of that State;

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

(b)	that it has instructed and throughout the duration of the personal data processing services will instruct the data importer to process the personal data transferred only on the data exporter’s behalf and in accordance with the applicable data protection law and the Clauses;

(c)	that the data importer will provide sufficient guarantees in respect of the technical and organisational security measures specified in Appendix 2 to this contract;

(d)	that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

(e)	that it will ensure compliance with the security measures;

(f)	that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or as soon as possible after, the transfer that its data could be transmitted to a third country not providing adequate protection within the meaning of Directive 95/46/EC;

(g)	to forward any notification received from the data importer or any subprocessor pursuant to Clause 5(b) and Clause 8(3) to the data protection supervisory authority if the data exporter decides to continue the transfer or to lift the suspension;

(h)	to make available to the data subjects upon request a copy of the Clauses, with the exception of Appendix 2, and a summary description of the security measures, as well as a copy of any contract for subprocessing services which has to be made in accordance with the Clauses, unless the Clauses or the contract contain commercial information, in which case it may remove such commercial information;

(i)	that, in the event of subprocessing, the processing activity is carried out in accordance with Clause 11 by a subprocessor providing at least the same level of protection for the personal data and the rights of data subject as the data importer under the Clauses; and

(j)	that it will ensure compliance with Clause 4(a) to (i).

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Clause 5

Obligations of the data importer2

The data importer agrees and warrants:

(a)	to process the personal data only on behalf of the data exporter and in compliance with its instructions and the Clauses; if it cannot provide such compliance for whatever reasons, it agrees to inform promptly the data exporter of its inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(b)	that it has no reason to believe that the legislation applicable to it prevents it from fulfilling the instructions received from the data exporter and its obligations under the contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, it will promptly notify the change to the data exporter as soon as it is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(c)	that it has implemented the technical and organisational security measures specified in Appendix 2 before processing the personal data transferred;

(d)	that it will promptly notify the data exporter about:

(i)	any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation,

(ii)	any accidental or unauthorised access, and

(iii)	any request received directly from the data subjects without responding to that request, unless it has been otherwise authorised to do so;

(e)	to deal promptly and properly with all inquiries from the data exporter relating to its processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

(f)	at the request of the data exporter to submit its data processing facilities for audit of the processing activities covered by the Clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

[2]	Mandatory requirements of the national legislation applicable to the data importer which do not go beyond what is necessary in a democratic society on the basis of one of the interests listed in Article 13(1) of Directive 95/46/EC, that is, if they constitute a necessary measure to safeguard national security, defence, public security, the prevention, investigation, detection and prosecution of criminal offences or of breaches of ethics for the regulated professions, an important economic or financial interest of the State or the protection of the data subject or the rights and freedoms of others, are not in contradiction with the standard contractual clauses. Some examples of such mandatory requirements which do not go beyond what is necessary in a democratic society are, inter alia, internationally recognised sanctions, tax-reporting requirements or anti-money-laundering reporting requirements.

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

(g)	to make available to the data subject upon request a copy of the Clauses, or any existing contract for subprocessing, unless the Clauses or contract contain commercial information, in which case it may remove such commercial information, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy from the data exporter;

(h)	that, in the event of subprocessing, it has previously informed the data exporter and obtained its prior written consent;

(i)	that the processing services by the subprocessor will be carried out in accordance with Clause 11;

(j)	to send promptly a copy of any subprocessor agreement it concludes under the Clauses to the data exporter.

Clause 6

Liability

1.	The parties agree that any data subject, who has suffered damage as a result of any breach of the obligations referred to in Clause 3 or in Clause 11 by any party or subprocessor is entitled to receive compensation from the data exporter for the damage suffered.

2.	If a data subject is not able to bring a claim for compensation in accordance with paragraph 1 against the data exporter, arising out of a breach by the data importer or his subprocessor of any of their obligations referred to in Clause 3 or in Clause 11, because the data exporter has factually disappeared or ceased to exist in law or has become insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if it were the data exporter, unless any successor entity has assumed the entire legal obligations of the data exporter by contract of by operation of law, in which case the data subject can enforce its rights against such entity.

The data importer may not rely on a breach by a subprocessor of its obligations in order to avoid its own liabilities.

3.	If a data subject is not able to bring a claim against the data exporter or the data importer referred to in paragraphs 1 and 2, arising out of a breach by the subprocessor of any of their obligations referred to in Clause 3 or in Clause 11 because both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, the subprocessor agrees that the data subject may issue a claim against the data subprocessor with regard to its own processing operations under the Clauses as if it were the data exporter or the data importer, unless any successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law, in which case the data subject can enforce its rights against such entity. The liability of the subprocessor shall be limited to its own processing operations under the Clauses.

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Clause 7

Mediation and jurisdiction

1.	The data importer agrees that if the data subject invokes against it third-party beneficiary rights and/or claims compensation for damages under the Clauses, the data importer will accept the decision of the data subject:

(a)	to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;

(b)	to refer the dispute to the courts in the Member State in which the data exporter is established.

2.	The parties agree that the choice made by the data subject will not prejudice its substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

Clause 8

Cooperation with supervisory authorities

1.	The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

2.	The parties agree that the supervisory authority has the right to conduct an audit of the data importer, and of any subprocessor, which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

3.	The data importer shall promptly inform the data exporter about the existence of legislation applicable to it or any subprocessor preventing the conduct of an audit of the data importer, or any subprocessor, pursuant to paragraph 2. In such a case the data exporter shall be entitled to take the measures foreseen in Clause 5 (b).

Clause 9

Governing Law

The Clauses shall be governed by the law of the Member State in which the data exporter is established, namely

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Clause 10

Variation of the contract

The parties undertake not to vary or modify the Clauses. This does not preclude the parties from adding clauses on business related issues where required as long as they do not contradict the Clause.

Clause 11

Subprocessing

1.	The data importer shall not subcontract any of its processing operations performed on behalf of the data exporter under the Clauses without the prior written consent of the data exporter. Where the data importer subcontracts its obligations under the Clauses, with the consent of the data exporter, it shall do so only by way of a written agreement with the subprocessor which imposes the same obligations on the subprocessor as are imposed on the data importer under the Clauses[3]. Where the subprocessor fails to fulfil its data protection obligations under such written agreement the data importer shall remain fully liable to the data exporter for the performance of the subprocessor’s obligations under such agreement.

2.	The prior written contract between the data importer and the subprocessor shall also provide for a third-party beneficiary clause as laid down in Clause 3 for cases where the data subject is not able to bring the claim for compensation referred to in paragraph 1 of Clause 6 against the data exporter or the data importer because they have factually disappeared or have ceased to exist in law or have become insolvent and no successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law. Such third-party liability of the subprocessor shall be limited to its own processing operations under the Clauses.

3.	The provisions relating to data protection aspects for subprocessing of the contract referred to in paragraph 1 shall be governed by the law of the Member State in which the data exporter is established, namely

4.	The data exporter shall keep a list of subprocessing agreements concluded under the Clauses and notified by the data importer pursuant to Clause 5 (j), which shall be updated at least once a year. The list shall be available to the data exporter’s data protection supervisory authority.

[3]	This requirement may be satisfied by the subprocessor co-signing the contract entered into between the data exporter and the data importer under this Decision.

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Clause 12

Obligation after the termination of personal data processing services

1.	The parties agree that on the termination of the provision of data processing services, the data importer and the subprocessor shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that it has done so, unless legislation imposed upon the data importer prevents it from returning or destroying all or part of the personal data transferred. In that case, the data importer warrants that it will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

2.	The data importer and the subprocessor warrant that upon request of the data exporter and/or of the supervisory authority, it will submit its data processing facilities for an audit of the measures referred to in paragraph 1.

On behalf of the data exporter:

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature

(stamp of organisation)

On behalf of the data importer:

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature

(stamp of organisation)

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

APPENDIX 1 TO THE STANDARD CONTRACTUAL CLAUSES

This Appendix forms part of the Clauses and must be completed and signed by the parties The Member States may complete or specify, according to their national procedures, any additional necessary information to be contained in this Appendix

Data exporter

The data exporter is (please specify briefly your activities relevant to the transfer):

Data importer

The data importer is (please specify briefly activities relevant to the transfer):

Data subjects

The personal data transferred concern the following categories of data subjects (please specify):

Categories of data

The personal data transferred concern the following categories of data (please specify):

Special categories of data (if appropriate)

The personal data transferred concern the following special categories of data (please specify):

Processing operations

The personal data transferred will be subject to the following basic processing activities (please specify):

DATA EXPORTER

Name:
Authorised Signature
DATA IMPORTER
Name:
Authorised Signature

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Page 31of 32

APPENDIX 2 TO THE STANDARD CONTRACTUAL CLAUSES

This Appendix forms part of the Clauses and must be completed and signed by the parties Description of the technical and organisational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c) (or document/legislation attached):

ILLUSTRATIVE INDEMNIFICATION CLAUSE (OPTIONAL)

Liability

The parties agree that if one party is held liable for a violation of the clauses committed by the other party, the latter will, to the extent to which it is liable, indemnify the first party for any cost, charge, damages, expenses or loss it has incurred.

Indemnification is contingent upon:

(a)	the data exporter promptly notifying the data importer of a claim; and

(b)	the data importer being given the possibility to cooperate with the data exporter in the defence and settlement of the claim[4].

[4]	Paragraph on liabilities is optional.

Schedule C

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Amendment

20100106.054.S.002.A.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Agreement No. 20100106.054.S.002.A.001

Amendment No. 20100106.054.S.002.A.001

to

International Supplement

This Amendment (this “Amend.”), effective on the date when signed by the last of the two Parties to so sign, and amending International Supplement No. 20100106.054.S.002 effective October 19, 2012 (the “International Supplement”), is between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”). In the event of a conflict between the terms of this Amend. and the terms of the International Supplement, the terms of this Amend. will control. Capitalized terms used but not otherwise defined in this Amend. shall have the meaning assigned to them in the International Supplement.

Supplier and AT&T are Parties to the International Supplement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree that Schedule A, “PROJECT COUNTRIES AND COMPANY AFFILIATES”, is deleted in its entirety and replaced with the Schedule A that is attached and incorporated into this Amend. by this reference.

The terms and conditions of the International Supplement in all other respects remain unchanged and in full force and effect.

[Signature page follows.]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Agreement No. 20100106.054.S.002.A.001

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document. This Amend. may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, each Party has caused this Amend. to be signed by its duly authorized representative.

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Michael Morrissey	By:	/s/ Philip Jurecky

Printed Name:	Michael Morrissey	Printed Name:	Philip Jurecky

Printed Title:	VP Legal	Title:	Senior Contract Manager

Date:	Feb. 28, 2013	Date:	Feb. 28, 2013

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Agreement No. 20100106.054.S.002.A.001

SCHEDULE A

PROJECT COUNTRIES AND COMPANY AFFILIATES

(IN WHICH AT&T IS AUTHORIZED BY SUPPLIER TO RESELL SOFTWARE)

ASIA-PACIFIC
AUSTRALIA	AT&T Global Network Services Australia Pty, Ltd.
HONG KONG	AT&T Global Network Services Hong Kong Limited
INDONESIA	P.T. AT&T Global Network Services Indonesia
JAPAN	AT&T Communications Services (Japan) Ltd; AT&T Japan Ltd
SOUTH KOREA	AT&T GNS Korea limited
MALAYSIA	AT&T Worldwide Network Services (Malaysia) Sdn. Bhd
NEW ZEALAND	AT&T Global Network Services International Inc. - New Zealand Branch Office
PHILIPPINES	AT&T Global Network Services International Inc.
SINGAPORE	AT&T Worldwide Telecommunications Services Singapore Pte Ltd
TAIWAN	AT&T Global Network Services Taiwan Ltd
THAILAND	AT&T Global Network Services (Thailand) Co. Ltd
VIETNAM	N/A (non-AT&T jurisdiction)
CANADA, CARIBBEAN LATIN AMERICA
CANADA	AT&T Global Services Canada Co.
EUROPEA, MIDDLE EAST, AFRICA
AUSTRIA	AT&T Global Network Services Austria GmbH
BELGIUM	AT&T Global Network Services Belgium S.P.R.L.
BULGARIA	AT&T Global Network Services Bulgaria Ltd
CYPRUS	AT&T Global Network Services Cyprus Ltd
CZECH REPUBLIC	AT&T Global Network Services Czech Republic s.r.o,
DENMARK	AT&T Global Network Services Denmark ApS
FRANCE	AT&T Global Network Services France, SAS
GERMANY	AT&T Global Network Services Deutschland GmbH
GREECE	AT&T Global Network Services (Hellas) E.P.E.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Agreement No. 20100106.054.S.002.A.001

HUNGARY	AT&T Global Network Services Hungary Kft.
IRELAND	AT&T Global Network Services Ireland Limited
ISRAEL	AT&T Global Network Services International Inc. - Israel Branch Office
ITALY	AT&T Global Network Services Italia S.p.A.
LATVIA	AT&T Global Network Services Latvia SIA
LUXEMBOURG	AT&T Global Network Services Luxembourg S.a.r.l.
MAURITIUS	N/A (non-AT&T jurisdiction)
NETHERLANDS	AT&T Global Network Services Nederland B.V.
PAKISTAN	AT&T Global Network Services International Inc., Pakistan Branch
POLAND	AT&T Global Network Services Polska Sp. z.o.o.
ROMANIA	AT&T Global Network Services Romania SRL
RUSSIA	AT&T Global Network Services OOO
SLOVAKIA	AT&T Global Network Services Slovakia, s.r.o.
SPAIN	AT&T Global Network Services Espana, S.L.
SWEDEN	AT&T Global Network Services Sweden AB
SWITZERLAND	AT&T Global Network Services Switzerland Sarl
UNITED KINGDOM	AT&T Global Network Services (UK) B.V. - UK Branch

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Amendment

20100106.054.S.002.A.002

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

Amendment No. 20100106.054.S.002.A.002

Amendment No. 20100106.054.S.002.A.002

to

International Supplement

This Amendment (this “Amend.”), effective on the date when signed by the last of the two Parties to so sign, and amending International Supplement No. 20100106.054.S.002 effective October 19, 2012 (the “International Supplement”), is between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”). In the event of a conflict between the terms of this Amend. and the terms of the International Supplement, the terms of this Amend. will control. Capitalized terms used but not otherwise defined in this Amend. shall have the meaning assigned to them in the International Supplement.

Supplier and AT&T are Parties to the International Supplement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree that Schedule A, “PROJECT COUNTRIES AND COMPANY AFFILIATES”, is deleted in its entirety and replaced with the Schedule A that is attached and incorporated into this Amend. by this reference.

The terms and conditions of the International Supplement in all other respects remain unchanged and in full force and effect.

[Signature page follows.)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Amendment No. 20100106.054.S.002.A.002

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document. This Amend. may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, each Party has caused this Amend. to be signed by its duly authorized representative.

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Laurel Finch	By:	/s/ Philip Jurecky

Printed Name:	Laurel Finch	Printed Name:	Philip Jurecky

Printed Title:	VP General Counsel	Printed Title:	Senior Contract Manager

Date:	April 10, 2013	Date:	04/10/13

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Amendment No. 20100106.054.S.002.A.002

SCHEDULE A

PROJECT COUNTRIES AND COMPANY AFFILIATES

(IN WHICH AT&T IS AUTHORIZED BY SUPPLIER TO RESELL SOFTWARE)

ASIA-PACIFIC
AUSTRALIA	AT&T Global Network Services Australia Pty. Ltd.
CHINA	AT&T (China) Co. Ltd
HONG KONG	AT&T Global Network Services Hong Kong Limited
INDIA	AT&T Global Network Services India Private Limited
INDONESIA	P.T. AT&T Global Network Services Indonesia
JAPAN	AT&T Communications Services (Japan) Ltd; AT&T Japan Ltd
SOUTH KOREA	AT&T GNS Korea Limited
MALAYSIA	AT&T Worldwide Network Services (Malaysia) Sdn. Bhd
NEW ZEALAND	AT&T Global Network Services International Inc. – New Zealand Branch Office
PHILIPPINES	AT&T Global Network Services International Inc.
SINGAPORE	AT&T Worldwide Telecommunications Services Singapore Pte Ltd
TAIWAN	AT&T Global Network Services Taiwan Ltd
THAILAND	AT&T Global Network Services (Thailand) Co. Ltd
VIET NAM	N/A (non-AT&T jurisdiction, representative office only)
CANADA, CARIBBEAN, LATIN AMERICA
ARGENTINA	AT&T Communications Services Argentina S.R.L.
BAHAMAS
BERMUDA
BRAZIL	AT&T Global Network Services Brazil Ltda
BRITISH VIRGIN ISLANDS
CANADA	AT&T Global Services Canada Co.
CAYMAN ISLANDS
CHILE	AT&T Chile SA

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Amendment No. 20100106.054.S.002.A.002

COLOMBIA	AT&T Global Network Services Colombia Ltda
ECUADOR
MEXICO	AT&T Global Network Services Mexico S. de R.L. de C.V.
PERU	AT&T Global Network Services del Peru S.R.L.
PUERTO RICO
VENEZUELA	AT&T Global Network Services Venezuela, LLC
EUROPEA, MIDDLE EAST, AFRICA
AUSTRIA	AT&T Global Network Services Austria GmbH
BELGIUM	AT&T Global Network Services Belgium S.P.R.L.
BULGARIA	AT&T Global Network Services Bulgaria Ltd
CROATIA	AT&T Global Network Services Hrvatska, d.o.o.
CYPRUS	AT&T Global Network Services Cyprus Ltd
CZECH REPUBLIC	AT&T Global Network Services Czech Republic s.r.o.
DENMARK	AT&T Global Network Services Denmark ApS
ESTONIA	AT&T Global Network Services Estonia Oy
FINLAND	AT&T Global Network Services Finland Oy
FRANCE	AT&T Global Network Services France, SAS
GERMANY	AT&T Global Network Services Deutschland GmbH
GREECE	AT&T Global Network Services (Hellas) E.P.E.
HUNGARY	AT&T Global Network Services Hungary Kft.
IRELAND	AT&T Global Network Services Ireland Limited.
ISRAEL	AT&T Global Network Services International Inc.—Israel Branch Office
ITALY	AT&T Global Network Services Italia S.p.A.
LATVIA	AT&T Global Network Services Latvia SIA
LITHUANIA	UAB AT&T Lietuva
LUXEMBOURG	AT&T Global Network Services Luxembourg S.a.r.l.
MALTA
MAURITIUS	N/A (non-AT&T jurisdiction)
MONACO
MOROCCO	AT&T Global Network Services Morocco sari
NETHERLANDS	AT&T Global Network Services Nederland B.V.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Amendment No. 20100106.054.S.002.A.002

NORWAY	AT&T Global Network Services Norge LLC
PAKISTAN	AT&T Global Network Services International Inc., Pakistan Branch
POLAND	AT&T Global Network Services Polska Sp. z.o.o.
PORTUGAL	AT&T Serviços de Telecomunicaçōes, Sociedade Unipessoal, Lda
ROMANIA	AT&T Global Network Services Romania SRL
RUSSIA	AT&T Global Network Services OOO
SLOVAKIA	AT&T Global Network Services Slovakia, s.r.o.
SLOVENIA	AT&T globalne omrezne storitve d.o.o.
SOUTH AFRICA	AT&T Global Network Services SA (Pty) Limited
SPAIN	AT&T Global Network Services Espana, S.L.
SWEDEN	AT&T Global Network Services Sweden AB
SWITZERLAND	AT&T Global Network Services Switzerland Sari
UNITED KINGDOM	AT&T Global Network Services (UK) B.V. - UK Branch

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

Amendment No. 20100106.054.S.001.A.012

Amendment 12

To

Supplement

20100106.054.S.001

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

1

Amendment No. 20100106.054.S.001.A.012

Amendment 12 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 12 to Supplement 1 (this “Amendment”), effective on the date when signed by the last of the two Parties to so sign (the “Effective Date”), and amending Supplement no. 20100106.054.S.001 (the “Supplement”) to AT&T-Mobile Iron Resale Agreement no. 20100106.054.C, effective April 22, 2010, as previously amended (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”). In the event of a conflict between the terms of this Amendment and the terms of the Supplement, the terms of this Amendment will control. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Supplement or the Agreement.

*      *      *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.	Defined Terms.

For the purposes of this Amendment, the Material shall be deemed to be the Supplier’s Anyware Software (which shall be Standard Software) for mobile device management (MDM) identified in Appendix A. The Material, when rebranded by or on behalf of AT&T in accordance with the branding provisions of this Amendment, shall be deemed the “AT&T MDM Solution.” References in Section 1.2(a)(ii) of the Supplement to the “Solution” shall be deemed to be references to the AT&T MDM Solution.

2.	Section 3.20, Invoicing and Payment, of the Agreement. The following new paragraphs are added to the end of Section 3.20, Invoicing and Payment, of the Agreement:

For AT&T MDM Solutions, AT&T will provide Supplier with AT&T MDM Solution Monthly License (MDM) Reports (as described in [* * *] of this Amendment) within [* * *] after the end of each month. The MDM reports will identify what the beginning and end dates are for each settlement period.

Supplier has up to [* * *] from receipt of an MDM settlement report to notify AT&T in writing of any discrepancy between Supplier’s records and the MDM settlement report. Supplier and AT&T will work together in good faith to resolve any discrepancies by the last day of the calendar month in which the MDM settlement report is received by Supplier. Any resolved discrepancies will be applied by Supplier to a subsequent invoice as a credit or as an additional amount due, as agreed upon by both Parties.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Amendment No. 20100106.054.S.001.A.012

Supplier will invoice AT&T based on reconciliation between Supplier records and MDM settlement reports. AT&T shall have up to [* * *] days after receipt of the invoice to pay Supplier.

3.	Solely for the purposes of the Materials sold pursuant to this Amendment, Section 4.26, Grant of Rights, shall not apply and is replaced as follows:

4.26 Grant of Rights

a.	Subject to the terms and conditions of this Agreement, Supplier hereby grants to AT&T a worldwide, non-exclusive, non-sublicensable (except to Customers and End Users as provided below), nontransferable (except as set forth in this Agreement), fully paid up (but only as to [* * *] of this Agreement has been paid) and royalty free (except subject to payment, for each Customer, of the amounts specified in Appendix B of this Agreement) right, during the term of this Agreement, as reasonably necessary in connection with providing the AT&T MDM Solution to Customers on a time-based subscription basis

(i)	with regard to the Anyware Software as follows: (a) to distribute, resell and sublicense the client and/or Customer premises component(s) of the Anyware Software (the “Non-Hosted Components”), which enable access to and use of the Anyware Software server component(s) of the AT&T MDM Solution (the “Hosted Components”), to Customers who have entered into an AT&T Customer Agreement that conforms to the Minimum Terms (each such Customer an “AT&T MDM Customer”); (b) to reproduce and use such number of copies of the Non-Hosted Components as is required for AT&T to provide associated services to AT&T MDM Customers and to sublicense AT&T subcontractors listed on Appendix EE or approved in writing by Supplier, which approval shall not be unreasonably withheld (“AT&T Subcontractors”) to do the same; (c) to reproduce and use the Hosted Components (in accordance with the Documentation) on equipment owned or controlled by AT&T (the “AT&T Hosting Infrastructure”) and hosted in AT&T Data Centers for the purpose of enabling AT&T MDM Customers to access their respective instances of the AT&T MDM Solution on a Software-as-a-Service (SaaS) basis; (d) to configure the Non-Hosted Components (in accordance with the Documentation) on behalf of AT&T MDM Customers for whom AT&T is managing the AT&T MDM Solution; (e) to reproduce and use the Anyware Software for testing and laboratory use (which shall include hosting the Hosted Components on AT&T’s equipment in the test facility); and (e) to write, modify or customize AT&T user interfaces to the Materials to make API calls to the Anyware Software in accordance with Supplier’s Anyware Integration API Guide and to sublicense Subcontractors to do the same; and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Amendment No. 20100106.054.S.001.A.012

(ii)	with regard to the Supplier Ancillary Materials identified in Appendix FF of the Supplement applicable to the AT&T MDM Solution, the right to reproduce and use such Supplier Ancillary Materials in connection with all of the aforementioned activities. The foregoing license includes the rights to use and copy the Ancillary Material and modify the Ancillary Material to create, modify and distribute documentation (e.g., training, support, and the like) for internal use or by AT&T MDM Customers.

(iii)	the term “Designated AT&T Data Center” means an AT&T Data Center(s) as AT&T may elect, provided however, that (a) to the extent that adding a Data Center may require professional services from Supplier, AT&T shall be obligated to pay Supplier (at Supplier’s then current rate for professional services or such other rate as the Parties may mutually agree) for such professional services, which will be performed in accordance with a mutually agreed Statement of Work; and (b) AT&T shall be responsible for ensuring compliance with all applicable law and regulations (including, without limitation, export and import requirements) associated with hosting at the location.

a. The foregoing license also includes the right to conduct free demonstrations and trials (not to exceed [* * *] days without Supplier’s approval) of the AT&T MDM Solution at no cost to AT&T, provided that each trial Customer enters into an AT&T trial license agreement conforming to the Minimum Terms. For the avoidance of doubt, a “trial” may include, without limitation, the temporary delivery of non-Hosted Components to Customers and their end-users and enabling Customer access to the SaaS Component for demonstration, testing or trial. Such trials will include no more than [* * *] licenses at any time, with a maximum of 1 trial per prospective customer. AT&T will endeavor to limit trials to an average of [* * *] days. Trials beyond these limitations shall be reviewed on a case by case basis.

b. Supplier acknowledges and agrees that AT&T shall be the owner of the copyright in any writings prepared by AT&T or its subcontractors, except to the extent that such writings are derivative works of the Anyware Software and/or Ancillary Materials.

c. As a condition of the license granted herein, in addition to the restrictions set forth in Section 3.33B of the Agreement (except as otherwise permitted under this Amendment), AT&T and Affiliates shall not themselves, and shall not authorize or permit any third party to (i) use the Anyware Software or any portion thereof or provide the AT&T MDM Solution in any way that is in violation of any applicable laws; (ii) distribute, sell, license or otherwise provide the Hosted Components or any portion thereof to third parties; (iii) release, publish, and/or otherwise make available to any third party the results of any performance, functional or security evaluation of the Anyware Software or any portion thereof without the prior written approval of Supplier; or (iv) alter or remove any proprietary notices or legends contained on or in the Anyware Software or any portion thereof (except to the extent expressly contemplated by the Anyware Integration API Guide and the Anyware Branding Guidelines).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Amendment No. 20100106.054.S.001.A.012

d.	Supplier shall not be providing warranties directly to Customers of the AT&T MDM Solution. Any such warranties made to Customers shall be made (if at all) directly by AT&T. AT&T shall make no warranty, guarantee, or representation, whether written or oral, on Supplier’s behalf beyond the warranties set forth in the Minimum Terms. The Limitation of Damages set forth in Section 3.22 of the Agreement shall not apply to a breach by AT&T of this Section 4.26(e).

e.	AT&T acknowledges and agrees that any Subcontractor to whom AT&T sublicenses its right under Section 4.26(a)(i) shall be subject to conditions and restrictions (including confidentiality obligations) no less protective of Supplier’s rights in the Anyware Software and Ancillary Materials than those applicable to AT&T herein.

f.	During the period that [* * *] is providing [* * *] (as described in [* * *], AT&T shall remain responsible for ensuring that delivery of the AT&T MDM Solution into any country in the territory complies with all import and other laws applicable with delivery of the AT&T MDM Solution into such country.

4.	Section 4.28, Basic Cloud and Exclusivity, is deleted in its entirety and replaced with Anyware Exclusivity as follows:

4.28 “White Label” Exclusivity for Anyware Software

Subject to the terms and conditions of this Section 4.28, for [* * *] period beginning on the date that AT&T commercially launches AT&T MDM (the “Exclusivity Period”), Supplier will not license a White Label Version (defined below) of the Anyware Software for resale or distribution by telecommunication service providers that are comparable to AT&T (including, wireless, cable or wireline operators) and that are headquartered in the United States of America, including Puerto Rico and US Virgin Islands, (each, an “Operator” and, collectively “Operators”). For purposes of this Section 4.28, a “White Label Version” means a version of the Anyware Software that has been re-branded for resale and distribution under the Operator’s brand. AT&T will be deemed to “commercially launch” AT&T MDM on the first day that AT&T (or its resellers or Affiliates) makes AT&T MDM available for sale to Customers.

For the avoidance of doubt, nothing in this Section 4.28 shall prohibit Supplier from: (i) licensing a non-White Labeled Versions of Anyware Software for resale or distribution by Operators; or (ii) licensing a version of the Anyware Software for resale or distribution by distributors or resellers that are not Operators (including, without limitation, by “traditional” resellers or distributors and mobile device manufacturers and software vendors worldwide as well as telecommunications service providers that are not headquartered in the United

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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States of America) that has been re-branded for sale or distribution under such distributor’s or reseller’s brand [* * *] will be [* * *] sold by [* * *] will reflect [* * *]. In and to the extent that the [* * *].

(i)	[* * *] and over time review [* * *].

(ii)	The Exclusivity Period shall end if AT&T does not commercially launch the AT&T MDM Solution by [* * *], unless failure to launch was caused by Supplier’s breach of its obligations under this Agreement (in which case the period during which AT&T must commercially launch shall be extended by the number of days attributable to Supplier’s breach). Further, the Exclusivity Period will ends [* * *] after commercial launch if AT&T has not sold at least [* * *] seats (i.e. licenses to use on mobile devices) of the AT&T MDM Solution.

(iii)	The Exclusivity Period will end if AT&T fails to stay within [* * *] Releases (defined below) of Supplier’s current Release, unless otherwise agreed to, provided that such failure is not the result of Supplier failing to perform in accordance with the subsection entitled “Change Version Management” in Appendix C hereto.

(iv)	If requested by either Party, the Parties shall discuss, at least thirty (30) days prior to the expiration of the Exclusivity Period, a potential extension of the Exclusivity Period, including the potential scope of such extension.

5.	Section 4.29, AT&T MDM Solution Customer License Terms, is being added to the Agreement as follows:

4.29 AT&T MDM Solution Customer License Terms

Notwithstanding anything to the contrary in the Agreement, Customers who purchase the AT&T MDM Solution shall not be required to enter into Supplier’s EULA and Maintenance Agreement but, rather, shall be required (as a condition to purchase or use) to enter into a Customer agreement with AT&T (the “Customer Agreement”) that is no less protective of Supplier’s rights, title and interest in the Anyware Software and Maintenance then the terms set forth in the MobileIron, Inc. Anyware by MobileIron Evaluation Agreement and Terms of Use (TOU) for Software-as-a-Service (SAAS) Products (the “Minimum Terms”), a current version of which is attached hereto as Appendix D. Supplier may change or update the Minimum Terms, and will provide written notice of any such updates or changes (along with a copy of the new Minimum Terms) to AT&T and AT&T will incorporate the new Minimum Terms into AT&T’s next New Release; provided, however, that if AT&T has any questions or concerns regarding the new Minimum Terms, AT&T will notify Supplier promptly (but, in any event, within [* * *] days after receipt of the new Minimum Terms) of such questions or concerns. AT&T and Supplier shall discuss, in good faith, any such questions and concerns and, if necessary, will jointly escalate with the goal of resolving the issue within [* * *] days after AT&T has provided Supplier with

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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notice thereof. Supplier warrants that the Minimum Terms will provide the Customer with access (including via hypertext link to a Supplier or AT&T website) to any additional or different terms that may apply to third party proprietary program, interfaces, firmware or other software or third party services licensed by Supplier and included in the Anyware Software.

6.	Section 4.30, Marketing Commitment for AT&T MDM Solution, is added as follows:

4.30 Marketing Commitment for AT&T MDM Solution

a. AT&T will spend $[* * *] in marketing related activity from the Effective Date through [* * *]. Such marketing activity shall promote the mobile enterprise management category of solutions, with primary focus on AT&T Toggle® and the AT&T MDM Solution

b. Following the Effective Date, AT&T will issue a press release regarding the availability of the AT&T MDM Solution. For this initial press release, AT&T will work with Supplier on approval of its content.

c. AT&T will provide a product reference page as collateral and a section posted on AT&T.com dedicated to promoting the benefits of incorporating Supplier’s Materials into the AT&T MDM Solution.

7.	Section 4.31, [* * *], is added as follows:

4.31, [* * *]

Until such time as AT&T transitions [* * *] to the [* * *] (as defined), [* * *] shall [* * *]. [* * *] support and service level availability requirements [* * *] are as set forth in Appendix C. If AT&T elects to pay the [* * *] fee set forth on [* * *], [* * *] shall provide [* * *]. Alternatively, AT&T can elect to have [* * *] provide [* * *] in which case [* * *] described in [* * *] shall [* * *].

8.	Section 4.32, AT&T MDM Solution Branding, is added as follows:

4.32, AT&T MDM Solution Branding

a.	The AT&T brand, trade names, trade dress, trademarks and iconography (“AT&T Marks”) are the property of AT&T Intellectual Property II, L.P. d/b/a/ AT&T Intellectual Property (“ATTIP”). ATTIP hereby consents to Supplier’s use of the AT&T Marks for the purpose described below, and does hereby grant Supplier a limited, revocable, non-sublicensable, nontransferable, royalty free license to affix the AT&T Marks as set out in this Amendment to brand portions of the AT&T MDM Solution user interface and the Anyware product documentation subject to approval of use by AT&T Brand Central. AT&T is duly authorized to execute this Amendment on behalf of ATTIP, solely in relation to ATTIP’s obligations as set forth in this section of the Amendment.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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b.	At AT&T’s request and pursuant to the terms below, Supplier shall implement branding of those portions of the Anyware Software user interfaces and the Anyware product documentation, in each case, as identified in the Anyware Co-Branding Guide (defined below) with the AT&T Marks supplied by AT&T in accordance with the procedures set forth in the Anyware Co-Branding Guide. Supplier’s application of the AT&T Marks shall be in the form and format described by AT&T, provided that Supplier shall not be required to perform any action that is inconsistent with the Anyware Co-Branding Guide.

c.	When the AT&T Marks are applied to the AT&T MDM Solution, Supplier shall strictly adhere to all graphics standards and marking requirements as set forth in the AT&T Branding Guidelines located on the AT&T Brand Center site, as they may be revised or supplemented from time to time in the sole discretion of ATTIP. In all events, Supplier may not use any AT&T Mark except pursuant to AT&T’s instructions, which shall be obtained by way of the AT&T Brand Center site at brandcenter.att.com. ATTIP may withhold its consent to the proposed usage of the AT&T Marks in its sole discretion if the proposed usage violates AT&T Brand Guidelines., Supplier shall not affix, use, or otherwise display the AT&T Marks in any manner without ATTIP’s prior written approval which shall be obtained by way of the AT&T Brand Center site. All written requests to use the AT&T Marks shall be made directly to the AT&T Brand Center by Supplier at brandcenteratt.com, if Supplier is granted access to the AT&T Brand Center site, or by AT&T’s designated account manager or representative for this Agreement who will submit to the AT&T Brand Center site on Supplier’s behalf.

d.	If the use of the AT&T Marks fails to meet applicable quality standards, ATTIP may immediately cancel any prior authorization. This right shall not be construed as a sublicense or permission to Supplier to use the AT&T Marks in any manner except as expressly provided herein.

e.

Supplier recognizes that nothing contained in this Agreement is intended as an assignment or grant to Supplier of any right, title or interest in or to the AT&T Marks or the goodwill attached thereto and that this Agreement does not convey the right to grant sublicenses and is not assignable. Supplier does not have the right to register the AT&T Marks or any other mark owned by ATTIP or its affiliates as a domain name, corporate or trade name, trademark or service mark. Supplier further recognizes that all use of the AT&T Marks by Supplier shall inure to the benefit of, and be on behalf of ATTIP or AT&T. It is understood and agreed that ATTIP, as authorized licensor and owner, shall have standing to enforce its rights in the AT&T Marks as set forth herein. Supplier recognizes the

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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validity of, and will do nothing inconsistent with, or which would negatively impact, ATTIP’s ownership of the AT&T Marks or the goodwill represented thereby. Supplier acknowledges and agrees that ATTIP and AT&T will have the sole right to engage in infringement or unfair competition proceedings involving the AT&T Marks.

f.	Supplier will not (i) attack the AT&T Marks, (ii) assist anyone in attacking them, (iii) make any application to register the AT&T Marks, (iv) use any confusingly similar trademark, service mark, trade name, trade dress, iconography, or derivation thereof including, but not limited to, the registration of any domain name or combination mark including any of the AT&T Marks, during the term of this Agreement and thereafter.

9.	Section 4.33, Authorized Representatives; Roadmap, is added as follows:

4.33, Authorized Representatives; Roadmap

Each of Supplier and AT&T shall designate a dedicated program or project manager (an “Authorized Representative”), who shall serve as the liaison for coordinating technical and business activity between the Parties. The Authorized Representatives will meet on no less than a quarterly basis. Supplier and AT&T will work together to establish information sharing regarding Supplier’s product roadmap for the Anyware Software and the AT&T MDM Solution as part of regularly scheduled meetings to be held by the Authorized Representatives. To the extent commercially practicable, (a) Supplier will share with AT&T the Anyware Software standard rolling product feature and functionality roadmap looking a minimum of the lesser of [* * *] ahead and (b) Supplier will consider AT&T’s recommendations and feature requests (based, among other things, on their ability to drive product differentiation and incremental revenue) in establishing priorities set forth in the Material roadmap. Without limiting the foregoing, Supplier will also, in good faith, review requests from AT&T to create new APIs in the core Anyware platform based on AT&T’s needs and requests and, upon AT&T’s request, will make available to AT&T APIs (including non-published APIs) that are made available to other customers, partners, and integrators. For the avoidance of doubt, (i) final determination of the product roadmap for the Material and Anyware API’s shall remain at the sole discretion and determination of Supplier; (ii) AT&T’s use of the standard rolling product roadmap information shall be limited to operational and infrastructure planning for hosting and support purposes; (iii) AT&T shall not market, promote or divulge non-current features or functionality; and (iv) all Supplier information about the API’s and product roadmap for the Anyware Software shall be Confidential Information of Supplier. Also, roadmap information is intended to outline general product direction and does not represent a commitment or obligation to deliver the product. It should not be relied upon in making decision with regards to purchasing or hosting Anyware platform

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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10.	Section 4.34, Planning, Testing and Implementation of New Releases, is added as follows:

4.34, Planning, Testing and Implementation of New Releases

a.	A “New Release” is a new version of the Anyware Software that is intended for use in place of the then current version of the Anyware Software. For comparison, an update (such as a patch or bug fix) that is intended to supplement or be used on the then current version of the Anyware Software is not a New Release. Supplier shall use commercially reasonable efforts to conform the rollout of New Releases to the product roadmap for the Anyware Software; provided, however, that nothing in the foregoing shall obligate Supplier to deliver New Releases as contemplated by the standard product roadmap or prohibit Supplier from rolling out a New Release that does not conform to the product roadmap for the Anyware Software in response to operational or other exigencies (e.g., discovery of a security vulnerability or Sev 1 defect).

b.	Supplier and AT&T will coordinate the planning, testing and implementation of New Releases in accordance with the procedures set forth in the subsection entitled “Change Version Management” in Appendix C hereto.

c.	AT&T shall stay within [* * *] Releases (defined below) of the most current New Release from Supplier to AT&T and shall upgrade Releases sequentially (i.e., will not jump Releases). By way of example, if the most current [* * *] is [* * *] must be using [* * *] and the transition [* * *] must be made from [* * *]. If AT&T is unable to stay within [* * *] Releases of the most current New Release from Supplier to AT&T (and such inability is not the result of a breach by Supplier of its obligations under subsection entitled “Change Version Management” in Appendix C hereto): (i) Supplier’s restrictions and obligations under the [* * *] shall terminate and (ii) unless otherwise mutually agreed by the Parties, upon written notice from Supplier to AT&T, AT&T’s right to resell and distribute the AT&T MDM Solution to New Customers (defined below) shall terminate. Should (ii) above occur, AT&T shall have the option to determine whether to transition hosting of the AT&T MDM Solution for New Customers to Supplier’s hosting infrastructure (Supplier and AT&T will work together in good faith to determine the applicable fees) or to commence with Wind Down (as set forth in Section 4.35). The term “Release” means a standalone version of the Anyware Software intended to operate in a production environment. The term “Hosted AT&T MDM Solution” means, the AT&T MDM Solution as hosted on the AT&T Hosting Infrastructure. The term “New Customer” means a Customer who has not previously purchased a license to the AT&T MDM Solution (i.e., a New Customer shall not include renewals or add-ons to an existing Customer).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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d.	Should AT&T require non-standard assistance from Supplier in implementing the AT&T Hosting Environment or the staging and testing environment described in Appendix C or in testing the Anyware Software, Supplier and AT&T may negotiate, in good faith, the terms (including reasonable rates) under which Supplier may provide such services to AT&T. Any such terms (if agreed) shall be as set forth in a professional services agreement between the Parties.

11.	Section 4.35, Termination of Resale of AT&T MDM Solution; Wind Down, is added as follows:

4.35, Termination of Resale of AT&T MDM Solution; Wind Down

a.	Supplier may terminate and revoke the license grant in Section 4.26 above and AT&T’s right to resell the AT&T MDM Solution in the event of material breach of the terms and conditions of the Agreement (including this Amendment), that has not been cured pursuant to the terms of Section 3.5 of the Agreement, and applicable to the Anyware Software (e.g., breach of the restrictions set forth in Section 4.26(d). In the event of any termination or revocation of such license grant and resale rights and/or expiration or termination of the Agreement, without otherwise limiting each Party’s obligations under the Agreement, AT&T’s right to resell the AT&T MDM Solution shall cease and the Parties shall work together in good faith to implement a reasonable transition plan providing for: (a) notification to AT&T MDM Solution Customers of the pending termination of the AT&T MDM Solution; (b) continued hosting and support of existing AT&T MDM Solution Customers for up to [* * *]; provided, that (i) AT&T continues to implement New Releases and (ii) Supplier shall have no obligation to provide Maintenance and Support Services to AT&T (except with respect to Sev 1 Defects) if AT&T is using a Release that is more than [* * *] Releases “older” than the then current New Release from Supplier to AT&T; (c) the transition to a Supplier hosted version of the Anyware Software for any of the AT&T MDM Solution Customers who wish to continue use of Anyware Software beyond expiration of such Customer’s subscription term; and (d) the removal from the AT&T Hosting Infrastructure of the Anyware Software and the return or destruction (such destruction to be certified) by each party of the other Party’s Confidential Information relating to this Amendment. For the avoidance of doubt, Supplier’s Confidential Information shall include the Anyware Software and the Anyware API’s and Anyware Integration API Guide. The plan and implementation thereof described in Subsections (a)-(d) are hereinafter referred to as the “Wind-Down”). Termination of AT&T’s right to resell the AT&T MDM Solution shall not affect AT&T’s right to resell other Materials and Services under the Agreement.

b.

Notwithstanding anything to the contrary in Section 3.4 (Assignment and Delegation) of the Agreement, in the event that all or the majority interest in Supplier’s assets are sold to (a) an Operator or (b) a third party where, in AT&T’s good faith judgment,

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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continued performance of Supplier’s obligations under this Agreement by such third party may materially and negatively impact AT&T’s business reputation, AT&T shall have the right to cease resale of the AT&T MDM Solution and trigger Wind-Down. AT&T must provide written notice of its election to exercise such right no more than sixty (60) days after the earlier of: (i) written notice by Supplier to AT&T of the fact that Supplier has entered into an agreement for such sale; (ii) public announcement of fact that Supplier has entered into an agreement for sale event or (iii) written notice by Supplier to AT&T of the consummation of such sale event.

c.	If AT&T has not sold at least [* * *] seats (i.e. licenses to use on mobile devices) of the AT&T MDM Solution by the first anniversary of the commercial launch or [* * *] seats by the second anniversary of the commercial launch then Supplier shall have the right (upon written notice given no more than sixty (60) days after the applicable anniversary) to terminate the resale arrangement. If [* * *] were to [* * *], there would be a [* * *] and [* * *] would [* * *] (at the end of the [* * *] period) at a [* * *] equal to [* * *] based on a [* * *]. But, prior to exercising its termination right, Supplier would also give AT&T at least thirty (30) days prior written notice. If the Parties can reach agreement on alternate terms for continuing the resale of the AT&T MDM Solution prior to the effectiveness of the termination, Supplier would rescind the termination and the Parties shall implement the alternate terms.

12.	4.36, Pricing; Delivery; Reporting and Invoicing; Payment, is added as follows:

4.36, Pricing and Terms; Orders Reporting and Invoicing; Payment

a.	Supplier prices to AT&T for licenses to the Anyware Software and Maintenance for Anyware Software are as set forth on Appendix B. The prices and terms set forth in Appendix B apply solely to AT&T’s offering of the Anyware Software and Maintenance for Anyware Software as the AT&T MDM Solution. Section 3.24 of the Agreement shall not apply to the Anyware Software or to Maintenance for Anyware Software. The initial Order (providing for setup of the client instance on the Hosted Component) for a Customer shall be deemed Delivered upon delivery of the applicable license key(s) from the Anyware Licensing Server to AT&T. Thereafter, device Orders shall be deemed Delivered upon provisioning.

b.	Supplier will provide AT&T with access to Software license reports, which will be updated by Supplier on a [* * *] basis, based on data in the Anyware Licensing Server.

c.	Supplier will invoice AT&T on a [* * *] basis for the total number of [* * *] (as defined and determined in accordance Appendix B), which will be identified in a [* * *] settlement report per Section 3.20 (Invoicing and Payment) of the Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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d.	Supplier will invoice AT&T on a [* * *] basis for [* * *] Orders (as defined and determined in accordance with Appendix B), which will be identified in the applicable [* * *] settlement report per Section 3.20 (Invoicing and Payment) of the Agreement.

e.	Supplier will assist AT&T in the creation of the billing reports described in Section 4.36 (d).

13.	Section 4.37, Termination of Resale Right to Email+, is added as follows:

Section 4.37, Termination of Resale Rights to Email+

AT&T acknowledges that Supplier’s right to allow resale of the Email+ Products is subject to a license (the “Protocol License”) from Microsoft Corporation (Microsoft) to the Microsoft Exchange ActiveSync™ Protocol. AT&T’s right to resell the Email+ Products will terminate upon thirty (30) days’ written notice if AT&T engages in a Triggering Action (defined below) and Microsoft (or the Microsoft entity that is the licensor under the Protocol License) gives Supplier notice that Supplier must terminate AT&T’s resale rights provided, however, this Section 4.37 shall be void and deemed deleted (without affecting the remaining provisions of this Agreement) to the extent that it is void or unenforceable under applicable law. A “Triggering Action” means (i) if AT&T or any entity controlled by, controlling, or under common control with AT&T commences, maintains, voluntarily participates in, directs or controls (collectively “Participates”) in any legal action (including the filing of a re-examination before any patent regulatory agency) seeking to render invalid or unenforceable any of Microsoft Corporation’s patents that would necessarily be infringed by the implementation of the Protocol in the Email+ Products (the “Necessary Claims”) or any other claims contained in the patents that contain the Necessary Claims; or (ii) if AT&T Participates in a patent infringement lawsuit against (A) Microsoft or its subsidiaries or their respective distributors, customers or licensees on account of software, product, technology or service of Microsoft or its subsidiaries, or (B) against any Protocol licensee of Microsoft or its subsidiaries, where the lawsuit against such Protocol licensee is based on that licensee’s implementation of the Protocol.

14.	Section VIII, Anyware Software, is added as Standard Software and maintenance and support services for the Anyware Software are added as Maintenance to Appendix A., Description of Supplier Materials and/or Services, as set forth in Appendix A of this Amendment.

15.	Anyware License and Maintenance Fees are added to Appendix B, “Supplier’s Price(s)”, as set forth in Appendix A of this Amendment.

16.	Section IX, Email+, is added as Standard Software as set forth in Appendix A of this Amendment. There are no license or maintenance fees for AT&T’s use or resale of Email+.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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17.	Appendix C – SLAs for AT&T MDM Solution is added to the Agreement in the form attached hereto. AT&T’s sole remedies for Supplier failure to satisfy the requirements set forth in Appendix C shall be application of the credits set forth in Appendix C and/or to terminate the resale relationship without further cost or penalties for the AT&T MDM Solution in accordance with Section 4.35, (Termination of Resale of AT&T MDM Solution; Wind Down).

18.	Appendix D – Anyware Software Minimum Terms is added to the Agreement as Appendix D hereto.

*      *      *

The terms and conditions of the Supplement all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date the last Party signs.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:	/s/ Susan Passarelli	By:	/s/ Lorraine Szczepanek

Printed Name:	Susan Passarelli	Printed Name:	Lorraine Szczepanek

Title:	Director of Revenue, Finance	Title:	Acting Director

Date:	April 23, 2014	Date:	4/23/2014

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix A - Description of Supplier’s Material and/or Services

Anyware SKU Descriptions

Anyware is a cloud-based service from MobileIron that is has been created to address the mobile device management (MDM), mobile application management (MAM), and mobile content management (MCM) needs of small and medium businesses as well as enterprise customers. Anyware enables end-users to access applications and data anywhere on their supported device while allowing their company to manage and secure business-critical mobile apps, devices and content on their networks.

The service offers 4 different modules with the following functionality:

Foundation: Anyware Foundation provides the core functionality enabling end users to take advantage of MDM (Mobile Device Management), MAM (Mobile Application Management) and MCM Mobile Content Management capabilities. The foundation SKU applies core MDM product functionality including initial setup, device enrollment, user group definition, and the ability to push configurations and profiles to registered devices. The core MAM functionality includes the Application Catalogue, which displays a global list of applications that are (or can be) pushed to devices, together with lifecycle management and categorization of those applications. The MCM functionality includes the ability to push different formats of content to devices that can only be viewed through the Anyware client.

As of the 2.1 version of the product, Foundation is scoped to include:

Application Management

•	App Catalog

•	App Catalog Search (user-facing)

•	Upgrade In House Application on Devices (including Update All feature)

•	Global and per device app inventory

•	Featured Applications Featured Banners Ratings and Reviews

•	iOS Managed App Support

•	Application Catalogue Category Management (support multiple categories)

•	Prompt Install

Device Management & Security

•	Initial Setup Wizard

•	Simple device enrollment

•	User Groups

•	Flexible Device Groups

•	Device Configurations

•	Device Management Actions

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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•	Critical Security Policies

•	Quarantine Enterprise Data on Policy Violation

•	Customizable dashboard monitoring and reporting

•	Streamlined RBAC (role-based-access-control)

•	Extended Help

•	Login As Me

•

Content Management

•	Content Publishing

•	Content Catalogue Notify on Updated Content

•	Offline content

•	Content favorites

•	File Limitations

Apps+: The Apps+ SKU provides an enhanced level of MAM functionality including the ability to enable Single Sign On across multiple applications, Open In Management to restrict the applications that can open and modify email attachments and content, Per application configuration and the use of Apple’s Volume Purchase Program.

As of the 2.1 version of the product, App+ is scoped to include:

•	Single Sign On

•	Open In Management

•	Per App Configuration

•	Apple Volume Purchase Program

Security+ SKU: This SKU offers enhanced MDM functionality including Supervised Mode for iOS7 enabled devices, Silent Application Install and Uninstall, Web Content Filter for iOS7 enables devices, Apple Specific Functionality and the ability through third party VPN provides enable Per Application VPN.

As of the 2.1 version of the product, Security+ is scoped to include:

•	Device Delegation

•	Certificate authority

•	LDAP integration with Connector

•	Supervised Mode

•	Silent App Install/Uninstall Web

•	Content Filter

•	Enable and Restrict AirPlay, AirDrop and Apple TV for certain devices

•	Per Application VPN

Content Management+: This SKU offers additional MCM capabilities including the ability to distribute a larger number of files and of a larger size, upload files from various content repositories, conduct analytics, and the ability to synchronize files for offline viewing across several devices.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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As of the 2.1 version of the product, Security+ is scoped to include:

•	Increased file storage (number of files and file sizes)

•	Upload content from different repositories

•	Assign favorite documents which can then be synchronized across several end user devices

*	Content+ is not yet orderable. Therefore it is identified solely on an “if available” basis.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix B – Supplier’s Price(s)

Supplier shall offer Services and Material for the following prices and fees:

1.	Anyware Software License Price and Maintenance Fees.

a.	Anyware Software License Price:

i.	Supplier’s price to AT&T for each of the following licenses to Anyware Software is as follows:

a.	Anyware Foundation [* * *]: $[* * *]

b.	Anyware Security [* * *]: $[* * *]

c.	Anyware Apps [* * *]: $[* * *]

d.	Anyware Content [* * *] (if and when available): $[* * *]

ii.	The pricing above includes the same functionality for each of the types of Anyware Software [* * *] listed above as of the date of the purchase as Supplier provides to other resellers of Anyware Software that purchase [* * *].

The [* * *] pricing above applies only to AT&T’s [* * *] made available to AT&T Customers on a subscription basis as the AT&T MDM Solution. Each subscription to the AT&T MDM Solution must include Support and Maintenance. AT&T is not authorized to sublicense any of the [* * *] to a Customer on a [* * *] to otherwise sublicense any of the above [* * *] in any manner except in connection with a subscription to the AT&T MDM Solution.

iii.	Anyware Security, Anyware Apps and Anyware Content are “add-on” licenses. [* * *] may not be [* * *] to the underlying [* * *] Accordingly, a Customer may not [* * *] to an [* * *] unless the [* * *] purchases [* * *] Until such time (if ever) as the [* * *] and [* * *] and [* * *] provides otherwise, [* * *] Customer [* * *] plus one or more [* * *] must be consistent [* * *] for the [* * *]. By way of example, the same [* * *] cannot purchase a [* * *] and a [* * *] to [* * *] plus [* * *] licenses.

iv.	The pricing above assumes that, following such time as AT&T decides to transition hosting to the AT&T Hosting Infrastructure (as contemplated by Section 4.31 (AT&T Solution Interim Hosting), AT&T will host the AT&T MDM Solution on the AT&T Hosting Infrastructure. Additional hosting fees (as may be determined by the parties) shall apply if AT&T subsequently requests, and Supplier agrees, to host the AT&T MDM Solution on Supplier hosting infrastructure.

v.	The fees for Anyware licenses include the right to (a) license or sublicense to Customers and End Users in the US and worldwide on a subscription basis, as well as (b) host and offer access to the AT&T MDM Solution Platform on behalf of such Customers and End Users.

vi.	Licenses may not be sublicensed from AT&T internal users to Customers.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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vii.	AT&T’s license to the Anyware Software is expressly conditioned on compliance with the licensing requirements, payment obligations and other terms set forth in this Appendix B.

viii.	Maintenance fees will be charged to AT&T and invoiced on a [* * *] basis, at the fees listed in subsection (c) of this section below.

ix.	After Supplier integrates the functionality of [* * *] into the [* * *] these functionalities will be made available as part the [* * *] for [* * *] or [* * *]with regard to sales to [* * *] that purchase lines of service that include [* * *] as part of a [* * *]. A [* * *] will be created to provision and track these orders.

b.	Anyware Software Maintenance Fees:

i.	Supplier’s quarterly maintenance fee for each of the following Anyware Software Licenses shall be as follows:

a.	Maintenance fee for Anyware Foundation [* * *]: $[* * *]

b.	Maintenance fee for Anyware Security [* * *]: $[* * *]

c.	Maintenance fee for Anyware Apps [* * *]: $[* * *]

d.	Maintenance fee for Anyware Content [* * *] (if and when available): $[* * *]

ii.	Customers who purchase Maintenance for the AT&T MDM Solution, shall be entitled to the same updates and upgrades as Supplier customers who have purchased a license to the comparable Anyware [* * *].

Anyware Supplier Hosting Fees: Until such time [* * *] is moved [* * *], AT&T will pay to Supplier the following fees:

For calendar year [* * *]

Starting in [* * *]. (Pro-rated for any partial month)

1.	Reporting and Payment Calculation. For the purposes of identifying AT&T’s reporting obligations under the monthly settlement report and for calculating the amounts payable to Supplier [* * *] of this Agreement [* * *], the following reporting and payment provisions shall apply.

a.	[* * *] Supplier will invoice AT&T [* * *] for the [* * *] (as defined and determined below), that are identified in [* * *] report per [* * *] of the Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

i.	[* * *] for a calendar month shall be equal to the [* * *] as of the [* * *] minus the [* * *] as of the [* * *], each as determined below:

1.	[* * *] for a month equals the sum of [* * *] as of the [* * *] for all [* * *].

2.	[* * *] for each [* * *] shall be equal to the [* * *] (A) the number of [* * *] as of the [* * *] or (B) the number of [* * *] for which [* * *] as of the [* * *].

3.	[* * *] as of the [* * *] shall be equal to the total number of all [* * *] amounts for [* * *] as identified in [* * *] of the Agreement inclusive of any [* * *] therein.

b.	[* * *]. For purposes of the reporting of [* * *] fees due [* * *] for each month shall include (all calculations as of the last day of the calendar month):

i.	[* * *];

ii.	[* * *];

iii.	[* * *]; and

iv.	[* * *].

c.	[* * *]. Supplier will invoice [* * *] on a [* * *] basis for the [* * *] which will be identified in the applicable [* * *] of the Agreement, [* * *] shall be equal to the [* * *].

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

APPENDIX C

SPECIFICATIONS, TECHNICAL SUPPORT AND PERFORMANCE REQUIREMENTS

This Appendix describes AT&T’s Specifications and technical support requirements.

1.	Materials and Service Certification

AT&T may, at its sole discretion, conduct testing of Suppliers Materials and Service prior to re-selling Supplier’s Material or Service. In such case, Supplier will provide AT&T with test version of the Materials and appropriate documentation including user guides, test cases and results of successful testing conducted by Supplier. Supplier will also provide AT&T with test account registration information for the Test Accounts at the same time.

Supplier will provide AT&T with documentation related to known issues and/or defects in the release of Materials provided to AT&T for testing. Supplier will share their plan to schedule the known issues and defects, and work with AT&T to schedule issues identified by AT&T during certification testing. AT&T will classify the issues and defects as Severity 1 (Service Preventing Defects), Severity 2 (serious issues impacting key service functions) or Severity 3 (minor issues that do not have material issue on the overall service).

After Supplier provides AT&T with fixes to Severity [* * *] issues, AT&T will re-test the Materials and Service to verify that issues have been satisfactorily resolved.

Supplier’s failure to address all of Severity [* * *] issues in agreed timeframe, will give AT&T cause to delay in upgrading the AT&T environment.

At AT&T’s request, Supplier shall provide test results demonstrating successful functional, regression, failover, performance, load and migration testing of the Material and related impacts on the Service.

At AT&T’s request, Supplier shall conduct performance testing that would demonstrate required platform scalability as per the [* * *] usage forecast provided by AT&T to Supplier on a quarterly basis. AT&T will require Supplier to provide detailed description of how the performance tests were conducted, configuration and connectivity information, as well as relevant test results. AT&T may, at its own discretion, conduct its own performance and failover tests, which will be supported by Supplier.

The above terms regarding acceptable quality of Materials provided by Supplier will apply to any other development or customization of Supplier’s Material or Service that may be defined in a separate SOW between Supplier and AT&T.

2.	Supplier On-boarding and Order Provisioning

MobileIron agrees to an order process for AT&T MDM which aligns with the current CIF based order process in place for resale of current MobileIron solutions.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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3.	Testing of New Releases and Updates

AT&T’s testing and certification will be performed by AT&T at no charge to Supplier. Supplier will deliver and AT&T will accept the Material or Services for testing if Supplier considers the Material or Services to be the Release Candidate. At the time of delivery, the Material must be accompanied by a release notes document that describes the changes and fixes in the software release as well as updated user manuals, if appropriate.

Supplier will release new versions of the Anyware Software generally in accordance with Supplier’s Anyware product roadmap. Supplier will use commercially reasonable efforts to provide AT&T notification of any planned major releases or new functionality (i.e., new versions) at [* * *] [* * *] weeks in advance of the expected general release by Supplier.

New Version Pre-Supplier General Release Information and Material

Prior to AT&T General Release, Supplier shall provide the following to AT&T:

•	Training and Demonstrations—[* * *] weeks prior to AT&T General Release

•	Release Notes, Test Results and Documentation—[* * *] weeks prior to AT&T General Release

•	Code Released to AT&T for Testing and Evaluation in AT&T Hosted Environment—[* * *] weeks prior AT&T General Release.

For the avoidance of doubt, the above shall not apply to urgent releases issued in connection with the following:

•	Sev 1 Defect—AT&T will implement the new version as soon as possible but, in any event, within [* * *] hours of code release to AT&T.

•	Critical Patch (i.e., a new version required to avoid a potential Sev 1 Defect)—AT&T will implement the new version as soon as possible but, in any event, prior to such time as the externality giving rise to the Critical Patch (e.g., a new version of device OS) occurs

•	Security Patch (i.e., new version required to patch a known security vulnerability)—AT&T will implement the new version as soon as possible but, in any event, within [* * *] hours of code release to AT&T.

[IMAGE REDACTED]

If AT&T has not responded to a change management plan within one (1) week of the notification of a major release, Supplier shall escalate to the points of contact noted below.

Team Name	Contact Details
Mobility Solution Services (MSS) Service Assurance	[* * *]
Director Mobility Solution Services (MSS) Advanced Mobility Support	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Prior to any upgrade / update, the Parties will determine the likely impact of such an upgrade on customer platforms (servers or devices) and applications. The timing of each new General Release will be mutually agreed between AT&T and Supplier to ensure that the timing does not adversely impact any AT&T Customers; provided, however, that nothing in the foregoing shall be deemed to amend the applicable section of Amendment 12.

Training

Supplier agrees to provide reasonable pre-release training sessions upon request to AT&T, which will include, but not be limited to, product enhancements, product configuration changes, trouble shooting practices (if available) and review of network / architecture changes.

4.	Trouble Shooting Materials

Supplier agrees to provide AT&T access to all applicable MIU resources and applicable internal materials which support the training of AT&T’s support and services teams.

5.	Device Support

Supplier agrees to support the following devices and mobile operating systems at launch:

iOS and Android, smartphones/tablets as agreed to by both Parties.

Supplier will review with AT&T any reasonable requests regarding the addition of any additional devices or any major mobile operating systems that AT&T will introduce to the market. AT&T and Supplier will jointly consider any AT&T recommendations regarding future updates to the list of supported devices and mobile operating systems.

6.	Performance Requirements

Supplier agrees that its Managed Service [* * *] will meet or exceed the service level requirements for Availability, Key Performance Indicators (including Customer Experience), and Service Level Reporting, as set forth within this Section (each a “Service Level” and collectively the “Performance Requirements”).

6.1.	Overall Availability

Supplier will ensure that the Managed Service maintains and reports on the following:

Service Availability Requirement
[* * *]%

6.2	Subject to the terms herein, [* * *] Supplier agrees that the online components of the AT&T MDM Solution will be operational and available to AT&T and AT&T Customers (i.e., the

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

Monthly Uptime Percentage as defined below) shall be at least [* * *] of the time, except for: (i) Scheduled Downtime (which Supplier shall schedule to the extent practicable weekdays 9 pm to 12 am Pacific time or on weekends), or (ii) unavailability of the AT&T MDM Service due to the exclusions described in section 7.4 below.

6.3	If Supplier does not meet the Supplier Performance Commitment, and if AT&T meets its obligations under this Agreement, AT&T will be eligible to receive the Service Credit described in 9.3.1 below. This Supplier Performance Commitment states AT&T’s sole and exclusive remedy for any failure by Supplier to meet the Supplier Performance Commitment.

6.4	Supplier Performance Commitment Exclusions. The Supplier Performance Commitment does not apply to: (a) unavailability of AT&T MDM caused by factors outside of Supplier’s reasonable control, including without limitation, acts of God, acts of government, flood, fire, earthquakes, civil unrest, acts of terror, strikes or other labor problems (other than those involving Supplier employees) and ; (b) unavailability of AT&T MDM that result from equipment and/or software of third parties where such equipment and/or software is not within the primary control of Supplier. For clarity any third party supplier under contract to Supplier shall be deemed to be within Supplier’s primary control.

6.5.	Definitions. The following definitions shall apply to the Supplier Performance Commitment.

6.5.1	“Downtime” means, for AT&T, if the AT&T MDM Solution, specifically the [* * *] server is not accessible to AT&T. Downtime is measured based on server side error rate.

6.5.2	“Downtime Period” means a period of [* * *] of Downtime. Intermittent Downtime for a period of less [* * *] will not be counted towards any Downtime Periods.

6.5.3	“Monthly Uptime Percentage” means total number of minutes in a calendar month minus the number of minutes of Downtime suffered from all Downtime Periods in a calendar month, divided by the total number of minutes in the calendar month.

6.5.4	“Scheduled Downtime “ means those times where Supplier publishes or notifies AT&Ts of periods of Downtime. Scheduled Downtime is not considered Downtime for purposes of this Supplier Performance Commitment, and will not be counted towards any Downtime Periods.

6.6.	Key Performance Indicators (KPIs)

Supplier agrees that its Managed Service will (i) meet or exceed the service level requirements for the Key Performance Indicators (KPIs) set forth below (a “Service Level”). Supplier will provide the [* * *] month capacity plan after AT&T provides its [* * *] month forecast for Supplier. AT&T will provide its plans every [* * *] months. If actual traffic deviates from the forecast, Supplier will make corresponding changes every [* * *] months – up or down.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

KPI	Performance Requirement	Assumptions	Measurement Tool
Capacity Planning – Capacity for Supplier Application Server	[* * *] month capacity plan based on System utilization	N/A	Supplier proprietary tools

6.7. Service Level Reporting and Audits

Supplier will provide AT&T with monthly reporting for the Service Levels and Performance Requirements for the Managed Service as set forth in this Appendix at such times and covering such parameters as the parties may agree upon (“Service Level Reports”). It is anticipated that the Service Level Reports will be provided during QBRs, monthly performance reports or, upon request by AT&T, by the [* * *] following the end of the prior Service Level reporting period and will initially include:

•	Availability

•	Minutes of Scheduled and Emergency Maintenance and any resulting Down Time

•	Total Down Time

•	List of Incidents with date, start time, stop time, network element impacted and root cause

The Parties will work together to define and publish additional reports.

AT&T may choose to use an external tool to measure the Supplier’s performance. Supplier will cooperate with AT&T to allow the proper access and connectivity such that AT&T’s external tools may be utilized accordance with this Section. AT&T shall have the right to audit the environment and scripts subject to the Audit provisions of the Agreement to ensure that they accurately reflect the SLA requirements.

In case of dispute over accuracy of auditing figures, Supplier and AT&T will come to a mutually agreed resolution. If Parties cannot reach mutual agreement, a third party arbiter will be employed.

7.	Performance Meetings

On a monthly basis during the term of this Agreement or as otherwise agreed by the Parties, AT&T and Supplier will conduct a joint meeting to evaluate Supplier’s performance as well as to discuss other relevant topics such as: performance scorecard, forecasted vs. actual usage of the Service as defined in this Appendix, any planned System and/or Service (as defined in this Appendix) enhancements, Supplier’s product roadmaps, review of Fees, etc. On-Site Meetings/Telepresence conferences shall take place quarterly. AT&T or Supplier may request a special joint meeting at any time if it determines the performance requirements are not in accordance with the established measurement goals set forth herein. As part of each such joint meeting, AT&T and/or Supplier will agree on any necessary remedial actions to satisfy the measurement goals.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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8.	Non-Performance and Chronic Failure

Amounts owed to AT&T under this Section may be taken in the form of credits or payments, as specified by AT&T.

8.1. Non-Performance

If Availability falls below level set in Section 6.1 at any point in time, AT&T reserves the right to implement a Performance Improvement Plan (PIP) and may suspend Supplier’s Service until Availability is restored to the agreed level.

8.2. Chronic Failure(s)

8.2.1.	Availability

If the Availability Performance Requirement is (i) below [* * *] in any one (1) calendar month; (ii) below [* * *] in any three (3) calendar months; or (iii) below [* * *] in any two (2) consecutive calendar months during the term of the Agreement (“Chronic Failure”), AT&T may treat such occurrence as a material breach of the Agreement and AT&T may, at its sole option, (a) terminate for cause as set forth therein, or (b) remove the link to the Services from the AT&T Service until such time as AT&T is reasonably satisfied that the Chronic Failure has been remedied.

8.2.2.	KPIs

If Supplier fails to meet the KPI Requirements in any [* * *] calendar months or any [* * *] consecutive calendar months during the term of the Agreement, AT&T may treat such occurrence as a material breach of the SLA.

8.3. Non-Performance Compensation (NPC)

For so long as [* * *] AT&T shall receive a credit against the next quarter’s Software Maintenance Fees for Supplier’s shortfall in meeting the Service Level for Availability. The respective non-performance compensation is set forth in the Tables below.

8.3.1.	Availability NPC

In the event that Availability fails to meet the Service Level in any calendar month, Supplier shall issue a credit (“Service Credit”) as set forth below:

Service Availability	Credit for Availability Shortfall
[* * *]%	[* * *]
[* * *]%	[* * *]
[* * *]%	[* * *]
[* * *]%	[* * *]

The Credit will be applied to the following [* * *]. Each Credit is the appropriate percentage of [* * *] Software Maintenance Fees Paid for the AT&T MDM Solution for the applicable month. The [* * *] Software Maintenance Fees paid for the applicable [* * *] shall be determined by dividing the applicable [* * *] Software Maintenance Fees by [* * *]).

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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In order to receive the applicable Service Credit described above, AT&T must notify Supplier within [* * *] from the time AT&T is notified and the data is available to AT&T. Failure to comply with this requirement will forfeit AT&T’s right to receive any Service Credit. For the purposes of the foregoing, AT&T becomes eligible to receive the Service Credit on the date that Supplier publishes the [* * *] Uptime Percentage for the calendar month just completed.

9.	Incident Management

AT&T and Supplier collaboration and communication is a key to mutual success. All entities responsible for Service Availability will follow this matrix for Incident communication and Incident Management.

9.1.	Monitoring

Supplier will monitor all functional components and all network connectivity points related to the Service [* * *].

9.2.	Trouble Tickets and Updates

Supplier will coordinate Incident isolation, testing and repair work for all Managed Service errors, defects or Managed Service problems, and all third-party system errors, defects or problems that are within Supplier’s span of control. Supplier will proactively inform AT&T when an issue or condition arises that may cause potential system anomalies and additional Trouble Tickets.

9.3.	AT&T Notification to Supplier

Self Service Support Portal

•	All tickets shall be reported through the Self Service Portal regardless of Severity.

•	Supplied will provide a Web-based support ticket system that allows AT&T resources to submit cases online, track case status, and access the Supplier’s Knowledgebase (KB).

•	New case alerts are delivered to the Supplier support team and routed according to severity of issue.

•	AT&T can access the support portal at the following URL: https://help.mobileiron.com

•	Individual user accounts will be created for all AT&T technical resources that require the ability to search the Supplier KB and/or submit new tickets for escalation.

•	In addition to the Self Service Portal, all urgent (Sev 1 and Sev 2) issues shall be reported by Phone at the following number: 1-877-819-3452.

•	When prompted for a customer account number, AT&T Mobility’s account number [* * *] will be used.

•	Calls received during weekend hours (6PM PT Friday through 6PM PT Sunday) will be handled by Supplier’s 24 x 7 tech support team which will engage the on-call technical support engineer to assist in resolving an issue.

The following is the information to be submitted by AT&T where applicable when opening a ticket with Supplier.)

•	Subject line to include “Customer Name”: Description of Issue

•	Description Field to include “[* * *]” which will trigger updates to be sent to the MSS SA Group Mailbox

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

•	Anyware Software Version and Fully Qualified Domain Name (FQDN)

•	Sentry version and FQDN

•	Exchange version

•	Device models and operating system

•	Supplier client software version

•	Screenshots of errors or issues

•	Steps taken to create issue

•	Ticket urgency

•	Business impact

•	Description of affected functionality

9.4.	Supplier Notification to AT&T

In the event that Supplier identifies an Incident, Supplier is responsible for notifying AT&T within [* * *] to the AT&T NOC. AT&T shall track Incidents via a common Incident or Trouble Ticket number. Supplier shall provide a first response, first update and subsequent updates for each Incident according to time periods described in table 10.5.

“Incident” is defined as any problem with the Service for which AT&T requests support in conformance with this Appendix C. Any impact, regardless of how minor, to AT&T Customers will be considered as an outage/Incident and the Incident Management Process will be initiated.

9.5.	Incident Classifications

A distinction will be made between single-Customer issues and issues affecting multiple Customers. Single-Customer issues will be reported through AT&T Customer Care. In the event of an incident affecting multiple Customers, AT&T will assign an initial SIR. AT&T assigns SIR based on the table below:

For purposes of the table below:

•	The term “Response Time” means the time within which Supplier support personnel have (i) triaged the case, (ii) contacted AT&T, and (iii) begun initial troubleshooting.

•	The term “Plan of Action” means a plan under which Supplier (i) identifies what is known about the issue; (ii) describes what has been done to troubleshoot the issue; and (iii) describes next steps.

•	During a troubleshooting session, both AT&T and Supplier personnel will be available to participate in joint troubleshooting calls to coordinate troubleshooting efforts.

•	Notwithstanding anything to the contrary in the column labelled, “Communication”, if the Parties are engaged in regular communication as part of joint troubleshooting efforts (e.g., conference calls), then status updates will not be required during communication sessions.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

Severity Level	Definition	Response Time	Corrective Action Plan	Communication

•     A severity one (1) issue is a catastrophic production problem which may severely impact AT&T’s production systems, or in which AT&T’s production systems are down or not functioning; loss of production data and no procedural work around exists; loss of ability to administer the system

		[* * *]	Supplier shall provide a plan of action within [* * *] after completion of initial troubleshooting session	Every [* * *] (or such other interval as may be agreed by the Parties)

•     A severity two (2) issue is a problem where AT&T’s system is functioning but in a severely reduced capacity. The situation is causing significant impact to AT&T’s ability to deliver the service. The system is exposed to potential loss or interruption of service.

		[* * *]	Supplier shall provide an action plan for resolution within [* * *] after completion of the initial troubleshooting session between Supplier and AT&T in connection with a Severity 2 support ticket/escalation request.	Every [* * *] (or such other interval as may be agreed by the Parties)

•     A severity three (3) issue is a medium-to-low impact problem which involves partial non-critical functionality loss, i.e., one which impairs some operations but allows AT&T to deliver the service. This may be a minor issue with limited loss or no loss of functionality and issues in which there is an easy circumvention or avoidance by the end user. This includes documentation errors.

		Within [* * *]	Supplier shall provide an action plan for resolution upon request from AT&T, and in a mutually agreed timeframe	Every [* * *] (or such other interval as may be agreed by the Parties)
	A severity four (4) issue is for a general usage question or recommendation for a future product enhancement or modification. There is no impact on the quality, performance or functionality of the product	Within [* * *]	Supplier shall provide an action plan for resolution upon request from AT&T and in a mutually agreeable timeframe.	Every [* * *] (or such other interval as may be agreed by the Parties)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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9.6.	Root Cause Analysis (RCA)

Supplier will provide written assessment of the root cause of Sev1 incidents. The preliminary assessment is due within [* * *] Incident closure with the completed Root Cause Analysis (RCA) due within [* * *] days after Incident closure.

10. Non-Performance and Related Escalation

[* * *] a failure to meet the [* * *].

11. Disaster Recovery Continuity

For so long as [* * *] Supplier will maintain a disaster recovery (IT) plan [* * *] and provide a copy of the disaster recovery plan to AT&T.

When deemed necessary by AT&T and, to the extent mutually agreed upon, the Supplier shall [* * *] and [* * *] and [* * *] and [* * *] and [* * *] will have [* * *] and [* * *] until [* * *].

11.1.	Disaster Recovery Testing

Supplier must be able to annually demonstrate its ability to recover from a disaster in order to continue to meet its service performance and availability metrics by conducting annual internal testing of its ability to conform to its current Disaster Recovery Plan. Supplier shall conduct annual internal testing and shall make its operations personnel available to discuss the results of such testing with AT&T, upon AT&T’s request.

Supplier agrees to participate in such reasonable AT&T business continuity exercises as the Parties may agree as are designed to test the effectiveness of communication, business process, and IT recovery systems, including the availability of Supplier to participate in a phone conference tabletop exercise which will demonstrate the ability of Supplier to communicate with AT&T during an incident, and to provide feedback on internal plan activities and improvements. The results of any such exercises shall be Supplier’s Confidential Information. Upon reasonable request by AT&T in connection with such exercises, Supplier will use reasonable efforts to obtain the participation of any of its third party suppliers in such phone conference tabletop exercise to the extent such suppliers are materially responsible for actions under Supplier’s Disaster Recovery Plan. There will be no requirements in such exercises for Supplier equipment or actual mobilization of plan activities. Supplier will be given [* * *] written notice of an AT&T request to participate in such exercises, and such participation shall not exceed two (2) three (3) hour exercises per year. AT&T tests will in no way be considered a Supplier internal test.

12. Reporting

Supplier shall meet quarterly with AT&T to review operations metrics reports compiled by Supplier and AT&T. Operational metrics will include service delivery as well as service assurance, and logistics operations. Reports should include, but not be limited to, all performance metrics as well as other key operations performance indicators outlined below.

12.1.	Service Delivery

•	Number of complete orders received

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

•	Number of faulty orders received

•	Average time to respond to new order receipt

•	Average time spent processing orders

•	Number of orders successfully provisioned

•	Number of orders deemed faulty – causes

•	On-time-provisioning SLA met

•	Number of orders provisioned with delays – causes

•	Number of orders failed provisioning the first time – causes

12.2. Service Assurance

•	Total Trouble Ticket Volume – Opened during calendar quarter

•	Total Trouble Ticket Tickets Resolved / Closed during the calendar quarter

•	Total Trouble Tickets Outstanding (i.e. open at close of business of last day of the quarter)

•	Breakdown by Severity

1.	Trouble Ticket Volume – Tickets opened during calendar quarter

2.	Avg. Response Time (only average initial response)

3.	Trouble Tickets Resolved / Closed during the calendar quarter

4.	Average Mean Time to Resolution (to be calculated as the time between ticket open and ticket resolved and will include time waiting on responses from partner and internal teams)

5.	Trouble Tickets Outstanding (i.e. open at close of business of last day of the quarter)

12.3. Testing

•	Number of releases, major/minor/patch

•	Number of user stories per release

•	Number of defects outstanding per release

•	Number of defects opened during release testing

•	Number of re-opened defects per release

•	Performance, stress and load test metrics – trending and age reports (format to be mutually agreed)

•	Defects by category and severity – trending and age reports (format to be mutually agreed)

12.4. Billing/Settlement

•	Number of discrepancies outstanding

•	Mean time to invoice

13.	Service Delivery Agreement

To the extent that AT&T and Supplier enter into a separate service delivery agreement, such agreement will be designed to provide AT&T assurance of Supplier’s commitment to maintain high level of service delivery to AT&T’s Customers and will measure its performance and its conformance to agreed Key Performance Indicators (KPIs) that will include, but not be limited to the following:

•	Average time to respond to new order receipt

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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•	Average time spent processing orders

•	Percentage of orders successfully provisioned

•	Percentage of orders deemed faulty – causes

•	On-time-provisioning metric met

The service delivery agreement will specify the operational processes between AT&T and Supplier and Supplier’s service fulfillment process. The service delivery agreement will include agreed performance thresholds for service delivery KPIs and possible penalties for non-performance.

Until the Service Delivery Agreement is in effect, the service fulfillment process target turnaround [* * *].

14.	Technical Bridge

Supplier shall notify AT&T of any service interruptions within [* * *] of becoming aware of the service impact. Notification should be made via e-mail to the distribution list ([* * *]) and include the following:

•	Description of the Outage

•	Estimated Time to Repair; if known

•	Supplier Case Number

•	Outage Bridge Phone Number and Pin; if applicable

AT&T may optionally initiate a bridge for any outage lasting longer than [* * *], in order to keep informed real-time of resolution status. A request to join such bridge will be sent to Supplier via email to its duty manager. If no response from Supplier’s duty manager is received within [* * *], AT&T will call the Supplier Tech Ops On-call at the number specified in the Ticket Escalation Path.

15.	Change Management – Maintenance

15.1.	Scheduled Maintenance/Scheduled Downtime

Supplier will notify AT&T by email no less than [* * *] business days before a standard Scheduled Maintenance event. Any major Maintenance activity (e.g. Datacenter moves, connectivity changes) which requires any change on AT&T’s network or requires AT&T support will require [* * *] week notification prior to the start of the work. AT&T will be deemed to accept the Supplier’s Scheduled Maintenance request unless AT&T responds at least 24 hours before the Maintenance is scheduled to begin. Supplier will notify AT&T via email immediately prior to and after the Scheduled Maintenance is performed, or if Scheduled Maintenance is postponed or cancelled. Supplier will be available to join Technical Bridges during Scheduled Maintenance as reasonably requested by AT&T.

Scheduled Maintenance will not exceed [* * *] hours of downtime per [* * *]. Supplier will notify AT&T of Scheduled Down Time, which will occur during the Scheduled Maintenance window. Scheduled Down Time will not count against Availability until the [* * *] hours of Scheduled Down Time have been exceeded.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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15.2.	Maintenance Window

Supplier will perform Scheduled Maintenance and Scheduled Down Time to the extent practicable weekdays 9 pm to 12 am Pacific time or on weekends. AT&T may at times request that Supplier close a maintenance window so that AT&T can perform maintenance.

15.3.	Emergency Maintenance

For emergency maintenance, Supplier shall notify AT&T as soon as possible. The method of notification should be through the following e-mail distribution list: [* * *] and should include the requested information and appropriate Supplier contacts. Any Down Time resulting from Emergency Maintenance shall be included as Down Time in the Availability calculation and reports, except where the Emergency Maintenance arises or is the result of AT&T’s or a Customer’s misuse of the Services, or force majeure events not within Supplier’s Span of Control.

15.4.	Holiday Network Freeze

Except for critical activities, Supplier will not conduct any major maintenance activities that could materially impact the availability of the AT&T MDM Solution during (i) AT&T’s holiday network freeze period (customarily targeted to be the period from Thanksgiving until January 15th of the following year), or (ii) other holiday maintenance freeze periods (e.g. Halloween) or AT&T-branded-campaign maintenance freeze periods. AT&T will make its best effort to notify Supplier at least two weeks prior to any additional maintenance freeze periods.

16.	Anti-Virus

Supplier shall use commercially reasonable efforts to deliver the Anyware Software and Supplier Hosted AT&T MDM Solution without any material bugs, viruses, worms, Trojan horses, web bugs, time bombs, “spyware” or other harmful disruptive or invasive code or components.

17.	Anti-Spam

To the extent that Supplier provides an email service that would normally screen incoming emails for Spam, Supplier shall provide a suite of Anti-Spam features to control spam messages, which are unsolicited commercial messages. This suite of Anti-Spam features includes:

•	Anti-Spoofing: Verify whether the originating server has registered a qualified host in any DNS server to eliminate spam sent by illegitimate servers.

•	Keyword checking of message body: Provides a comprehensive updatable list of keywords that are known to be used by spammers in the subject and in the body of the spam message.

•	Statistical text analysis of message body: Includes statistical text analysis specifically tuned for high spam detection rate. The algorithm rules are updated from time to time.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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18.	Security Testing

Prior to Commercial Launch of the [* * *] AT&T MDM Solution, the Materials/Service will receive a Penetration Test (based on parameters and conducted at such times as mutually agreed by the Parties) performed by AT&T’s CSO or an AT&T selected 3rd party security testing team. The results of any such test shall remain, at all times, Supplier Confidential Information. Supplier will provide commitments to close any Mutually Agreed Upon Severity 1 or Severity 2 bugs/defects/gaps detected by this security audit/test prior to Commercial Launch and provide regular updates on the progress to closure of any bugs/defects/gaps identified.

For so long as [* * *] Supplier must be able to annually demonstrate its ability to continue to meet its service performance and availability metrics by participating in / responding to such scheduled security tests (based on jointly determined parameters) every 3-6 months. Supplier will be given [* * *] of AT&T’s intent to test and the timing of tests. Supplier is expected to ensure its systems are secure on an ongoing basis. Supplier shall make its operations personnel available to discuss the results of such internal tests at such times as AT&T may reasonably request. Should AT&T at its own discretion decide not to perform a schedule semi-annual Penetration Test, that in no way restricts AT&T’s ability to schedule an emergency PenTest, as may be reasonably appropriate in response to trouble tickets. The results of all penetration and security tests (scheduled or emergency) shall remain, at all times, Supplier Confidential Information.

19.	Network / Architecture Diagram

Supplier shall provide to AT&T a network / architecture diagram to include connectivity details to AT&T’s network as well as Supplier configurations.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix D - Supplier’s Terms of Use

MOBILE IRON, INC.

ANYWARE BY MOBILEIRON™

EVALUATION AGREEMENT AND TERMS OF USE (TOU) FOR SOFTWARE-AS-A-SERVICE (SAAS) PRODUCTS

(version 2014-02-07)

PLEASE READ THE FOLLOWING TERMS AND CONDITIONS CAREFULLY BEFORE USING ANY SAAS PRODUCT (DEFINED BELOW). THE TERMS AND CONDITIONS OF THIS EVALUATION AGREEMENT AND TERMS OF USE (TOU) FOR SOFTWARE-AS-A-SERVICE (SAAS) PRODUCTS GOVERN YOUR RIGHTS TO SAAS PRODUCTS, SOFTWARE (DEFINED BELOW), RELATED SERVICES (DEFINED BELOW) AND OTHER SOFTWARE (AS APPLICABLE), PRODUCTS (AS APPLICABLE), AND SERVICES (AS APPLICABLE) TO BE SUPPLIED BY MOBILE IRON, INC., HEREUNDER.

IF YOU ARE AN EMPLOYEE OF OR CONSULTANT OR CONTRACTOR TO AN ENTITY IDENTIFIED IN THE FORM COMPLETED ON THE PREVIOUS PAGE, YOUR AGREEMENT TO THESE TERMS WILL BE DEEMED TO BE THE AGREEMENT OF THAT ENTITY IDENTIFIED (“CUSTOMER”) AND YOU AND THE CUSTOMER REPRESENT AND WARRANT THAT YOU HAVE AUTHORITY OR HAVE BEEN PROVIDED THE AUTHORITY TO BIND THE CUSTOMER TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

MOBILE IRON, INC., A DELAWARE CORPORATION (“MOBILEIRON”) IS ONLY WILLING TO GRANT CUSTOMER ACCESS TO THE SAAS PRODUCTS, SOFTWARE, RELATED SERVICES AND OTHER SOFTWARE (AS APPLICABLE), PRODUCTS (AS APPLICABLE), AND SERVICES (AS APPLICABLE) ONLY UPON THE CONDITION THAT CUSTOMER ACCEPTS ALL THE TERMS CONTAINED HEREIN. BY CLICKING “ACCEPT” THE CUSTOMER ACCEPTS ALL OF THE TERMS OF THIS AGREEMENT. IF YOU OR CUSTOMER DO NOT AGREE TO (OR CANNOT COMPLY WITH) ALL OF THE TERMS OF THIS AGREEMENT, THEN PLEASE CLICK “DECLINE” AND NEITHER YOU NOR THE CUSTOMER WILL BE AUTHORIZED TO ACCESS OR USE THE SAAS PRODUCTS, SOFTWARE, RELATED SERVICES AND OTHER SOFTWARE (AS APPLICABLE), PRODUCTS (AS APPLICABLE), AND SERVICES (AS APPLICABLE).

IF YOU OR CUSTOMER ARE DEEMED TO HAVE ORDERED SAAS PRODUCTS, SOFTWARE, RELATED SERVICES AND/OR OTHER SOFTWARE (AS APPLICABLE), PRODUCTS (AS APPLICABLE), AND SERVICES (AS APPLICABLE), MOBILEIRON’S ACCEPTANCE IS EXPRESSLY CONDITIONAL ON ASSENT TO THESE TERMS TO THE EXCLUSION OF ALL OTHER TERMS (SPECIFICALLY INCLUDING ANY NEW OR DIFFERENT TERMS CONTAINED IN CUSTOMER’S PURCHASE ORDER). IF THESE TERMS ARE CONSIDERED AN OFFER BY THE CUSTOMER, ACCEPTANCE IS EXPRESSLY LIMITED TO THESE TERMS. WRITTEN APPROVAL IS NOT A PREREQUISITE TO THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT AND NO SOLICITATION OR ANY SUCH WRITTEN APPROVAL BY OR ON BEHALF OF MOBILEIRON SHALL BE CONSTRUED AS AN INFERENCE TO THE CONTRARY.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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NOTWITHSTANDING ANYTHING ELSE STATED HEREIN, IF CUSTOMER AND MOBILEIRON HAVE EXECUTED A WRITTEN AGREEMENT FOR THE ACCESS TO OR USE OF THE SAAS PRODUCTS, SOFTWARE, RELATED SERVICES AND OTHER SOFTWARE (AS APPLICABLE), PRODUCTS (AS APPLICABLE), AND SERVICES (AS APPLICABLE) (“SIGNED AGREEMENT”), THEN THE TERMS OF THE SIGNED AGREEMENT SHALL GOVERN AND CONTROL AND THIS AGREEMENT SHALL HAVE NO EFFECT.

This Evaluation Agreement and TOU for SaaS Products includes the following attachments which are incorporated herein by reference:

A.	Service Level Agreement

B.	Hardware Terms & Conditions (as applicable)

C.	SaaS Product International Terms & Conditions (as applicable)

This Evaluation Agreement and TOU for SaaS Products is entered into as of the earlier of the date that Customer accepts the terms herein or first accesses or uses any SaaS Product (the “Effective Date”).

MobileIron and Customer hereby agree as follows:

1. Certain Definitions. For purposes of this Agreement:

“Actual Device Count” means the actual number of devices that are registered with the applicable SaaS Product.

“Agreement” means the Evaluation Agreement and TOU for SaaS Products, the attachments and exhibits hereto, and any terms incorporated herein by reference.

“Authorized Reseller” means any authorized reseller of any SaaS Product that validly sells Customer one or more subscriptions to a SaaS Product subject to the terms and conditions of this Agreement.

“Customer Affiliate” means any entity Controlling, Controlled by or under common Control with Customer.

“Customer Data” means any data, information, applications, or other electronic items originated by Customer that Customer submits to any SaaS Product.

“Control” and its grammatical variants means: (i) a general partnership interest in a partnership; or (ii) the beneficial ownership of a majority of the outstanding equity entitled to vote for directors; or (iii) the power to direct or cause the direction of the management and policies of such entity whether by contract or otherwise.

“Customer Representative” means any Customer Affiliate and any employee or contractor of Customer (and/or any Customer Affiliate) to whom Customer (and/or any Customer Affiliate) provides access to any SaaS Product and/or, as applicable, any Software (or any component of the foregoing) for use on behalf of and for the benefit of Customer (and/or any Customer Affiliate) and for Customer’s (and/or any Customer Affiliate’s) internal business purposes, subject to all the terms and conditions of this Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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“Documentation” means the written and/or electronic end user or technical documentation pertaining to the applicable SaaS Product that is provided by MobileIron to Customer together with the access to such SaaS Product.

“Licensed Device Count” means the maximum number of registered devices that Customer may have at any time that are managed and/or monitored by the applicable SaaS Product, which maximum number shall be based on the subscription fees paid by Customer as identified on the relevant Product Schedule. For the avoidance of doubt, registered devices are those devices that have loaded Device Software and have not been retired (meaning unregistered).

“Malicious Code” means any code that is designed to harm, or otherwise disrupt in any unauthorized manner, the operation of a recipient’s computer programs or computer systems or destroy or damage recipient’s data in an unauthorized manner. For clarity, Malicious Code shall not include standard routines in any SaaS Product or portion thereof that are intended to delete data and are implicit in the standard functionality of any SaaS Product or portion thereof, or any software bugs or errors handled through support or maintenance, or any license key or other equivalent code that might limit the functionality or scope of the use of any SaaS Product or portion thereof to the scope of the subscription and/or license (as applicable) purchased by Customer hereunder.

“MobileIron Hardware” means any MobileIron-branded hardware that MobileIron furnishes directly to Customer or through an Authorized Reseller for distribution to Customer.

“Personal Information” means Customer Data relating to an identified or identifiable individual, including without limitation, geo-location information or a persistent identifier that may be used to identify or contact an individual.

“Price Lists” means the then-current price lists of MobileIron that identify MobileIron’s generally available software, products and services.

“Product Schedule” means one or more of the following applicable documents that identifies the SaaS Product and/or hardware and/or software products and services licensed or sold (as applicable) to Customer hereunder and the applicable licensing parameters, including the Licensed Device Count, Subscription Term, and pricing and payment terms relating to the provision of the applicable SaaS Product, MobileIron Hardware (if any), and/or other MobileIron or third party products or services (if any): (i) a product schedule mutually approved by the parties; or (ii) a MobileIron invoice, quote, online order form, or any other MobileIron ordering document that references this Agreement, where subscriptions, licenses, products or services are purchased from MobileIron directly; or (iii) an Authorized Reseller invoice or ordering document agreed to between Customer and Authorized Reseller, where subscriptions, licenses, products or services are purchased through an Authorized Reseller. Multiple Product Schedules may apply if subscriptions, licenses, products, or services are purchased at different times, provided that, unless expressly stated otherwise in a mutually agreed upon Product Schedule, the terms specified in one Product Schedule shall be relevant only to the specific subscriptions, licenses, products or services listed on such Product Schedule.

“Related Services” means all services (other than the provision of a SaaS Product) to be provided by MobileIron to Customer hereunder as set forth in this Agreement or any Product Schedule, including any professional services and/or Support and Maintenance Services.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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“SaaS Product” means one or more mobile enterprise management services and/or applications enabled by access to the mobile enterprise management software solution hosted by MobileIron and use of the Software related thereto.

“Software” means the object code version of MobileIron’s proprietary computer programs delivered to Customer hereunder for use in connection with any SaaS Product, including the device-side software used on devices registered to any SaaS Product (“Device Software”) and any connector software and/or any other server-side software (e.g. MobileIron Sentry Software/virtual appliance/machine) (collectively, the “Premise Software”), each of which may be delivered to Customer hereunder for use in connection with any SaaS Product, and any Documentation, backup copies and updates, upgrades, maintenance releases, or bug fixes to any of the foregoing provided to Customer hereunder.

“Subscription Term” means, with respect to a SaaS Product, the term of the subscription identified on the applicable Product Schedule.

“Support and Maintenance Services” has the meaning set forth in Attachment A.

2. Evaluation & Beta Access Terms.

a. Evaluation of Initial SaaS Product. If Customer is being provided access to the SaaS Product for evaluation purposes, the evaluation period shall be thirty (30) days; provided, however that the evaluation period may be extended up to ninety (90) days upon written authorization by MobileIron. Any such evaluation period shall commence on the date that MobileIron delivers to Customer all relevant access data (e.g., the connector code and the URL and information necessary for Customer to access and use such SaaS Product).

b. Terms Specific to Evaluation or Beta Access. For any evaluation described above in subsection (a) and any other evaluation or beta access of any SaaS Product provided to Customer after the Effective Date (except as may be otherwise agreed in a separate evaluation or beta agreement), the terms applicable to a SaaS Product shall apply equally to evaluation or beta access of such SaaS Product except for the following different or additional terms which shall apply (notwithstanding any contrary term specified in any other section of this Agreement): (i) the right to access and use evaluation or beta versions of any SaaS Product is limited to the evaluation or beta term permitted by MobileIron (or its Authorized Reseller, as applicable) and only for the limited purpose of evaluating such SaaS Product and establishing Customer’s desire to purchase subscriptions to such SaaS Product; and (ii) Customer represents that it is a bona fide potential customer of such SaaS Product that is evaluating whether to purchase and/or license such SaaS Product for deployment in its own business and not for competitive or other purposes; (iii) the evaluation or beta access and use is provided “AS IS” without any warranty of any kind; and (iv) Customer shall not be entitled to any service level commitments or any support or maintenance services, including any Support and Maintenance Services, for the evaluation or beta access of any SaaS Product; (v) MobileIron disclaims all warranties, indemnities, obligations, and other liabilities in connection with any evaluation or beta access or use of a SaaS Product; (vi) MobileIron (or its Authorized Reseller) may terminate the evaluation or beta access upon at least five (5) days prior written notice to Customer and require Customer to promptly return

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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any evaluation or beta copies of the Software (as applicable) and remove all copies of such Software (as applicable) from its systems and devices unless Customer has purchased a subscription to the applicable SaaS Product prior to such termination; and (vii) within ten (10) days following written request of MobileIron, Customer shall have an authorized representative certify that Customer has so returned and removed all such Software (as applicable).

c. Termination. If Customer enters into any Product Schedule for a SaaS Product prior to, or within thirty (30) days after, the expiration or termination of the evaluation period described above in subsection (a), the Subscription Term for such SaaS Product shall commence in accordance with Section 3 below. If Customer does not enter into any Product Schedule for a SaaS Product within such time period, this Agreement shall terminate.

3. Subscription Terms.

a. Commencement of Subscription. The Subscription Term for a SaaS Product shall commence on the date that Customer enters into a Product Schedule for such SaaS Product, if Customer has previously evaluated such SaaS Product, or the date that MobileIron delivers to Customer all relevant access data, if Customer has not previously evaluated such SaaS Product. A Subscription Term shall continue for the initial Subscription Term specified in the relevant Product Schedule, except as terminated earlier in accordance with this Agreement.

b. Renewals. Except as otherwise specified in the applicable Product Schedule, the subscription for a SaaS Product shall automatically renew for additional periods equal to the expiring Subscription Term or one year (whichever is shorter), unless either party gives the other (or Customer provides the Authorized Reseller, as applicable) notice of non-renewal at least thirty (30) days before the end of the applicable Subscription Term. Additionally, where required by Customer’s internal policies, Customer shall issue a purchase order either to MobileIron (or its Authorized Reseller, as applicable) for such renewal Subscription Term. The per-device pricing for a subscription to a SaaS Product during any renewal Subscription Term shall be the same as that during the prior Subscription Term, unless MobileIron (or its Authorized Reseller, as applicable) has given Customer notice of a pricing increase at least thirty (30) days before the end of such prior Subscription Term, in which case the pricing increase shall be effective upon renewal.

4. Rights of Access and Use. Subject to the terms and conditions of this Agreement, during the applicable Subscription Term, MobileIron grants to Customer a non-exclusive, non-transferable and non-sublicensable right for Customer and Customer Representatives to: (i) access and use the applicable SaaS Product; (ii) to install, copy and use Premise Software in connection with the applicable SaaS Product on systems and equipment owned by, controlled by or managed on behalf of Customer (and/or any Customer Affiliate); and (iii) to install, copy and use Device Software in connection with the applicable SaaS Product on mobile devices used by Customer Representatives, each solely for Customer’s (and/or any Customer Affiliate’s) internal business purposes, and solely in accordance with the applicable Documentation. Customer may also maintain a reasonable number of copies of the applicable Software on its systems for backup and recovery purposes.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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5. Restrictions. As a condition of the rights granted in Section 4, Customer shall not itself, and shall not authorize or permit any Customer Representative or any other third party, to: (i) use the applicable SaaS Product, Software or any portion of the foregoing in excess of or beyond the applicable Subscription Term, Licensed Device Count, the feature set(s), server counts, site(s), and/or other restrictions/limitations described in this Agreement or in the applicable Product Schedule; or (ii) distribute, sell, license, provide or otherwise make available any SaaS Product, Software or any portion of the foregoing to third parties except to Customer Representatives as expressly provided herein; or (iii) use any SaaS Product, Software or any portion of the foregoing to perform services for, or otherwise on behalf of, third parties, whether on a service bureau, SaaS, time sharing basis or otherwise except as otherwise expressly provided herein; or (iv) use any SaaS Product, Software or any portion of the foregoing to store or transmit infringing, libelous, other unlawful or tortious material, or other material in violation of any third party privacy or other rights; or (v) interfere with or disrupt the integrity or performance of any SaaS Product, Software or any portion of the foregoing or any third party data contained therein; or (vi) use any Software or any portion thereof on equipment, products, or systems not identified in Documentation; or (vii) modify any SaaS Product, Software or any portion of the foregoing or create derivative works based upon any SaaS Product, Software or any portion of the foregoing; or (viii) reverse engineer or decompile, decrypt, disassemble or otherwise reduce any SaaS Product, Software or any portion of the foregoing to human-readable form, except and only to the extent any foregoing restriction is prohibited by applicable law; or (ix) use any SaaS Product, Software or any portion of the foregoing in any way that is in violation of any applicable laws; or (x) alter or remove any proprietary notices or legends contained on or in any SaaS Product, Software or any portion of the foregoing; or (xi) copy or use any SaaS Product, Software or any portion of the foregoing, except as expressly authorized by this Agreement; or (xii) release, publish, and/or otherwise make available to any third party the results of any performance, functional or security evaluation of any SaaS Product, Software or any portion of the foregoing without the prior written approval of MobileIron; or (xiii) defeat or circumvent any controls of any SaaS Product, Software or any portion of the foregoing places on the number of users supported; or (xiv) recreate, in whole or in part, any database included within any SaaS Product, Software or any portion of the foregoing based on queries to such database. Software may contain or be provided with open source libraries, components, utilities and other open source software (collectively, “Open Source”), which Open Source may have applicable license terms as identified on a website designated by MobileIron or otherwise provided with the applicable Software or Documentation. Notwithstanding anything to the contrary herein, use of the Open Source shall be subject to the applicable Open Source license terms and conditions to the extent required by the applicable licensor (which terms shall not restrict the license rights granted to Customer hereunder but may contain additional rights).

6. Customer Responsibilities. Customer shall: (i) be responsible and liable for any action or inaction of Customer Representatives that is in breach of this Agreement; and (ii) be solely responsible for the accuracy, quality, integrity and legality of Customer Data and of the means by which Customer (and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Customer Representatives) acquire, upload, transmit and process Customer Data; and (iii) use commercially reasonable efforts to prevent unauthorized access to or use of any SaaS Product, and notify MobileIron promptly of any such unauthorized access or use; and (iv) make such disclosures, obtain such consents, provide such choices, implement such safeguards and otherwise comply with any applicable law, rule or regulation regarding the collection, access to, use, storage, disclosure, transfer or other processing (“Process” or “Processing”) of Personal Information of any individual whom Customer authorizes to use or access any SaaS Product or Software; and (v) be responsible for obtaining and maintaining appropriate equipment and ancillary services needed to connect to, access or otherwise use the applicable SaaS Product, including, without limitation, computers, computer operating systems and web browsers.

7. Service Levels, Professional Services, Supplemental MobileIron Products and Third Party Products.

a. Service Levels. Subject to the terms and conditions of this Agreement, during the applicable Subscription Term, MobileIron shall meet the service levels set forth on Attachment A.

b. Professional Services. Customer may order standardized professional services that are identified on the applicable Price List and described in a standardized statement of work published by MobileIron (“Standard SOW”) or the parties may agree to customized professional services related to the Software as set forth in a mutually-agreed statement of work (“Custom SOW”), which Standard SOW and/or Custom SOW are hereby incorporated by reference herein. All such professional services delivered by MobileIron shall be subject to the terms and conditions of this Agreement, regardless of whether the applicable Product Schedule, Standard SOW or Custom SOW expressly references this Agreement.

c. Supplemental MobileIron Products. Customer may desire to order supplemental MobileIron products or services as identified on the applicable Price List (“Supplemental MobileIron Products”). If Customer purchases a subscription to any Supplemental MobileIron Products from MobileIron directly or through Authorized Resellers, Customer acknowledges and agrees that the Supplemental MobileIron Products shall be deemed a SaaS Product and, except as otherwise expressly set forth herein, subject to the same terms and conditions applicable to other SaaS Products.

d. Third Party Products. MobileIron resells licenses to certain third party software or services as identified on the applicable Price List (“Third Party Products”), which products are subject to separate agreements with the applicable third party suppliers (“Third Party Product Terms”). Third Party Product Terms are available for review at http://www.mobileiron.com/legal/thirdpartyterms (or other URL designated by MobileIron) or, if applicable, are negotiated and executed by and between the applicable third party supplier and Customer. If Customer purchases any Third Party Products, Customer acknowledges and agrees that it is bound by the applicable Third Party Product Terms. For purchases of Third Party Products directly from MobileIron, the payment-related terms applicable to a SaaS Product shall apply equally to the Third Party Products. Except as otherwise expressly set forth in this subsection (d), this Agreement shall not apply to the Third Party Products and Customer

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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acknowledges and agrees that MobileIron disclaims all warranties, indemnities, obligations, and other liabilities in connection with any Third Party Product. If support and maintenance is offered for a specific Third Party Product and Customer purchases directly from MobileIron, MobileIron’s sole and exclusive obligation is to distribute any applicable Third Party Product error correction, update, upgrade and other release provided to MobileIron for customers purchasing support and maintenance and/or to provide any first-line technical support as described in MobileIron’s published documentation for such support and maintenance offering. IN NO EVENT SHALL MOBILEIRON’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH ANY THIRD PARTY PRODUCT, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STATUTE, TORT OR OTHERWISE, (I) EXCEED THE AMOUNTS RECEIVED BY MOBILEIRON FOR THE APPLICABLE THIRD PARTY PRODUCT AND (II) WITH RESPECT TO THE SUPPORT AND MAINTENANCE SERVICES RELATED THERETO (IF ANY), EXCEED ANY AMOUNTS RECEIVED BY MOBILEIRON FOR THE APPLICABLE SUPPORT AND MAINTENANCE SERVICES IN THE THEN-CURRENT TERM.

8. Tracking; Device Count Increases; Reporting; Invoice. If, at any time during any Subscription Term, the Actual Device Count exceeds the then-current Licensed Device Count for a specific SaaS Product or if Customer wishes to increase the Licensed Device Count for a specific SaaS Product, Customer shall promptly notify MobileIron (or its Authorized Reseller) and pay the applicable incremental subscription fees, and after the relevant payment has been received, the Licensed Device Count for the applicable SaaS Product shall be amended to reflect this change. Customer acknowledges that MobileIron, as a provider of a SaaS Product, has information regarding the Actual Device Count, and as such, MobileIron and/or its Authorized Resellers (to which MobileIron may disclose such information) may invoice Customer, and Customer shall pay such valid or as a condition of downloading invoice, if the Licensed Device Count is below the Actual Device Count for any SaaS Product. Unless otherwise mutually agreed in writing, the fees charged to Customer for the additional licenses, device counts and services shall be based on MobileIron’s then-current price list.

9. Indemnity. Subject to the terms herein, MobileIron shall, at its cost and expense, (i) defend, or at its option settle, any claim brought against Customer, Customer Representatives, and their respective directors, officers and employees (“Customer Indemnitee(s)”) by a third party alleging that any use of a SaaS Product or any Software infringes or violates any third party intellectual property right, and (ii) pay, indemnify and hold Customer Indemnitees harmless from any settlement of such claim or any damages awarded to such third party as a result of such claim, provided that Customer Indemnitee(s): (a) give MobileIron prompt written notice of any such claim; and (b) permit MobileIron to solely control and direct the defense or settlement of any such claim, provided MobileIron shall not settle any claim in a manner which requires Customer to admit liability or pay money without Customer’s prior written consent; and (c) provide MobileIron all reasonable assistance in connection with the defense or settlement of any such claim, at MobileIron’s cost and expense. Customer may participate in the defense and settlement at Customer’s sole expense. If such a claim occurs, or in MobileIron’s opinion is reasonably likely to occur, MobileIron, at its expense and at its sole discretion, may, in addition to its indemnification obligations hereunder: (1) procure the right to allow Customer to continue to use the applicable SaaS Product (or Software, as applicable), or (2) modify or replace the

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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applicable SaaS Product (or Software, as applicable) or infringing portions thereof to become non-infringing, or (3) if neither (1) nor (2) is commercially practicable, terminate Customer’s use of the affected portion of the applicable SaaS Product (or Software, as applicable) and refund any pre-paid, unused subscription fees paid to MobileIron for the unused period of any such terminated Subscription Term. Notwithstanding the foregoing, MobileIron shall have no obligations under this Section to the extent any claim is based upon or arises out of use of (aa) the applicable SaaS Product (or Software, as applicable) not in accordance with the applicable Documentation or outside the scope of the rights granted under this Agreement; and/or (bb) any combination or use of the applicable SaaS Product with third party services, equipment, products or systems, to the extent that such claim is based on such combination or use; and/or (cc) damages attributable to the value of the use of a non-MobileIron product or service.

Subject to the terms herein, Customer shall, at its cost and expense, (I) defend, or at its option settle, any claim brought against MobileIron, its affiliates, and their respective directors, officers and employees (“MobileIron Indemnitee(s)”) by a third party alleging that the Customer Data or Customer’s use of any SaaS Product or any Software is in violation of this Agreement, infringes, misappropriates, or violates the intellectual property or other proprietary rights or violates applicable law, and (II) pay, indemnify and hold MobileIron Indemnitees harmless from any settlement of such claim or any damages awarded to such third party as a result of such claim, provided that MobileIron Indemnitee(s): (x) gives Customer prompt written notice of any such claim; (y) permits Customer to solely control and direct the defense or settlement of any such claim, provided Customer shall not settle any claim which settlement terms requires MobileIron to admit liability or pay money without MobileIron’s prior written consent; and (z) provides Customer all reasonable assistance in connection with the defense or settlement of any such claim, at Customer’s expense. The remedies set forth in this Section constitute the indemnitees’ sole and exclusive remedies, and indemnitor’s entire liability, with respect to claims described in this Section.

10. Ownership. The Software is licensed and not sold. MobileIron and its licensors shall own and retain all right, title, and (except as expressly licensed hereunder) interest in and to all SaaS Products, Software, all copies or portions of the foregoing, and any derivative works of the foregoing (by whomever created). There are no implied licenses granted by MobileIron under this Agreement. All suggestions or feedback provided by Customer or its employees, contractors or other agents (including Customer Representatives) to MobileIron or its Authorized Resellers with respect to any SaaS Product or Software shall be MobileIron’s property and deemed Confidential Information of MobileIron, and Customer hereby assigns the same to MobileIron. As between the parties, Customer exclusively owns all right, title and (except as expressly licensed hereunder) interest in and to all Customer Data. In connection with the normal operation of a SaaS Product, MobileIron compiles and has access to aggregated data (such as product or feature usage, device metrics/metadata and/or mobile application usage), which is anonymized and aggregated so that it does NOT and cannot contain any information identifiable or attributable to any individual or Customer (“Aggregated Anonymous Data”). Customer agrees that MobileIron shall have the right to use, store, analyze, and disclose such Aggregated Anonymous Data.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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11. Term; Termination.

a. Term. The term of this Agreement shall commence on the Effective Date and shall continue until all Subscription Terms (including any renewals) for all SaaS Products have expired or terminated, unless earlier terminated as expressly set forth herein.

b. Termination for Cause. This Agreement may be terminated by a party: (i) upon thirty (30) days written notice, if the other party materially breaches any provision of this Agreement and such breach remains uncured after such thirty (30) day notice period expires; or (ii) effective immediately, if the other party ceases to do business, or otherwise terminates its business operations without a successor; or (iii) effective immediately, if the other party becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is filed against it and not dismissed within ninety (90) days.

c. Effect of Expiration or Termination. (I) Upon any termination or expiration of this Agreement: (i) all Subscription Terms and access, rights and licenses granted to Customer hereunder shall terminate; and (ii) Customer shall cease using all SaaS Products and Software; and (iii) Customer shall destroy (or at MobileIron’s option, return) all copies of any Software; and (iv) upon written request of a party, the other party shall return to such party all Confidential Information (excluding Customer Data which is addressed below) of such party in its possession or control. (II) With respect to Customer Data, at Customer’s request, if received within thirty (30) days of any expiration or termination of the Agreement: (i) MobileIron shall permit Customer to access a SaaS Product solely to the extent necessary for Customer to retrieve applications uploaded to such SaaS Product by Customer; and (ii) MobileIron shall make available to Customer for download a file of Customer Data in comma separated value (.csv) format along with attachments in their native format. After such thirty (30) day period, MobileIron shall have no obligation to maintain or provide any of Customer Data and shall thereafter, unless legally prohibited, delete all of Customer Data in MobileIron’s possession or control. (III) Upon any termination of this Agreement by Customer for cause, MobileIron shall refund to Customer any prepaid, unused subscription fees paid to MobileIron for the unused period of all terminated Subscription Terms. Upon termination or expiration, Sections 1, 2(b), 5, 7(b), 7(c), 7(d), 8, 9, 10, 11, 12, 13 (which shall survive for three (3) years), 14 and 15, and all liabilities that accrue prior to termination or expiration shall survive and remain in effect.

12. Limited Warranties; Disclaimers.

a. SaaS Product Warranty. MobileIron warrants to Customer that the applicable SaaS Product (and any applicable Software) shall perform materially in accordance with the Documentation. Customer must notify MobileIron of any warranty deficiencies with a SaaS Product (or any applicable Software) within thirty (30) days from provision of deficient SaaS Product in order to receive any warranty remedy for such deficiency. For any breach of the forgoing warranty, Customer’s exclusive remedy shall be for MobileIron to correct or re-perform such deficient SaaS product (or deliver new applicable Software), provided that if correction or re-performance in compliance with this warranty

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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(or re-delivery) is not possible or practical, Customer shall be entitled to either (i) a pro-rata refund of subscription fees paid to MobileIron for such deficient SaaS Product (or applicable Software), or (ii) terminate the applicable Subscription Term and obtain a refund of the prepaid, unused subscription fees paid to MobileIron for the unused period of any such terminated Subscription Term.

b. Related Services Warranty. MobileIron warrants to Customer that all Related Services provided hereunder by MobileIron shall be professional, workmanlike and performed in a manner conforming to generally accepted industry standards and practices for similar services. Customer must notify MobileIron of any warranty deficiencies for Related Services within thirty (30) days from performance of the deficient Related Service in order to receive any warranty remedy for such deficiency. For any breach of the forgoing warranty, Customer’s exclusive remedy shall be for MobileIron to correct or re-perform such deficient Related Services, provided that if correction or re-performance in compliance with this warranty is not possible or practical, Customer shall be entitled to a refund of any relevant fees paid to MobileIron for such deficient Related Services.

c. Hardware Limited Warranty. If Customer has ordered and received MobileIron Hardware from MobileIron or an Authorized Reseller, the warranty and remedies described in Attachment B shall apply.

d. Mutual Warranties. Each party represents and warrants that (i) it has the legal power to enter into this Agreement, and (ii) it shall not intentionally transmit to the other party or store on any SaaS Product any Malicious Code. If any Malicious Code is transmitted by one party to the other, such other party may remove and return such code to the party that delivered it.

e. Restrictions. The express warranties specified above do not apply if the applicable SaaS Product, Software, Related Services, MobileIron Hardware, or any portion thereof: (i) has been altered, except by or on behalf MobileIron; (ii) has not been used, installed, operated, repaired, or maintained in accordance with this Agreement and/or Documentation; (iii) has been subjected to abnormal physical or electrical stress, misuse, negligence, or accident; (iv) is used on equipment, products, or systems not meeting specifications identified by MobileIron in the applicable Documentation or (v) is licensed, for beta, evaluation, or testing purposes or with respect to MobileIron Hardware, is sold as a refurbished unit. Additionally, the warranties set forth herein only apply when notice of a warranty claim is provided to MobileIron within the applicable warranty period specified herein and do not apply to any bug, defect or error caused by or attributable to software or hardware not supplied by MobileIron.

f. Disclaimer. EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS SECTION, NEITHER PARTY PROVIDES ANY WARRANTIES OF ANY KIND WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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13. Confidentiality. “Confidential Information” means any non-public data, information and other materials regarding the products, software, services, or business of a party (and/or, if either party is bound to protect the confidentiality of any third party’s information, of a third party) provided by one party (“Disclosing Party”) to the other party (“Receiving Party”) after the Effective Date in connection with this Agreement where such information is marked or otherwise communicated as being “proprietary” or “confidential” or the like, or where such information should, by its nature or circumstances of disclosure, be reasonably considered to be confidential and/or proprietary. The parties agree that, without limiting the foregoing, (a) Customer Data shall be deemed the Confidential Information of Customer, and (b) the SaaS Products, Software and components of the foregoing (and any performance data, benchmark results, and technical information relating to the foregoing), the Documentation, and MobileIron’s pricing information (set forth in a Product Schedule, Price List or otherwise) shall be deemed the Confidential Information of MobileIron. Notwithstanding the foregoing, Confidential Information shall not include information that: (i) is already known to the Receiving Party without restriction as to disclosure prior to disclosure by the Disclosing Party; (ii) becomes publicly available without fault of the Receiving Party; (iii) is rightfully obtained by the Receiving Party from a third party without restriction as to disclosure, or is approved for release by written authorization of the Disclosing Party; or (iv) is independently developed or created by the Receiving Party without use of the Disclosing Party’s Confidential Information as evidenced by contemporaneous written records. Except as otherwise expressly authorized herein, the Receiving Party agrees to: (x) use the Confidential Information of the Disclosing Party only to perform hereunder (including providing the features and services associated with the normal use of the applicable SaaS Product and Software) or exercise rights granted to it hereunder; (y) treat all Confidential Information of the Disclosing Party in the same manner as it treats its own similar proprietary information, but in no case shall the degree of care be less than reasonable care; and (z) disclose the Disclosing Party’s Confidential Information only to those employees, contractors or other agents of the Receiving Party who have a need to know such information for the purposes of this Agreement, provided that any such employee, contractor or other agent shall be subject to obligations of non-use and confidentiality with respect to such Confidential Information at least as restrictive as the terms of this Agreement, and the Receiving Party shall remain liable for any non-compliance of such employee, contractor or other agent with the terms of this Agreement. Notwithstanding the provisions of this Section, the Receiving Party may disclose the Disclosing Party’s Confidential Information as required by any court or other governmental body or as otherwise required by law or regulation to be disclosed, provided, however, that the Receiving Party shall provide written notice to the disclosing party promptly to enable the Disclosing Party to seek a protective order or otherwise prevent disclosure of such Confidential Information.

14. Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR ANY BREACHES BY CUSTOMER OF OR FOR CUSTOMER’S LIABILITY ARISING OUT OF SECTION 5 (‘RESTRICTIONS’) OR SECTION 9 (‘INDEMNITY’): (a) IN NO EVENT SHALL CUSTOMER OR MOBILEIRON OR MOBILEIRON’S SUPPLIERS BE LIABLE TO THE OTHER PARTY FOR ANY LOST REVENUE, PROFIT, LOST OR DAMAGED DATA, OR BUSINESS INTERRUPTION, OR FOR ANY SPECIAL, INDIRECT,

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE ANY SAAS PRODUCT, SOFTWARE, RELATED SERVICES, MOBILEIRON HARDWARE OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT (UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT OR OTHERWISE), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (b) IN NO EVENT SHALL THE AGGREGATE LIABILITY OF CUSTOMER OR MOBILEIRON ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE USE OF OR INABILITY TO USE ANY SAAS PRODUCT, SOFTWARE, RELATED SERVICES, MOBILEIRON HARDWARE OR OTHERWISE (UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STATUTE, TORT OR OTHERWISE) EXCEED THE LESSER OF $500,000.00 OR THE FEES RECEIVED BY MOBILEIRON FROM CUSTOMER FOR THE APPLICABLE SAAS PRODUCT, SOFTWARE, RELATED SERVICE OR MOBILEIRON HARDWARE IN THE PRECEDING TWELVE (12) MONTHS PRIOR TO THE DATE OF THE FIRST CLAIM (OR IN THE CASE OF CUSTOMER’S LIABILITY EXCEED THE FEES PAID OR DUE TO MOBILEIRON (OR ITS AUTHORIZED RESELLER) FOR THE APPLICABLE SAAS PRODUCT, SOFTWARE, RELATED SERVICE OR MOBILEIRON PRODUCT IN SUCH TWELVE (12) MONTH PERIOD), WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE. MULTIPLE CLAIMS SHALL NOT EXPAND THE LIMITATIONS SET FORTH IN THIS SECTION. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO ANY INTENTIONAL BREACH OF SECTION 13 (“CONFIDENTIALITY”).

15. General.

a. Language. This Agreement, any disputes hereunder, and all services to be provided hereunder by MobileIron to Customer (if any) shall be conducted and provided in the English language.

b. Third Party Suppliers. A SaaS Product or Software may contain or be provided with third party proprietary program, interfaces, firmware and other software licensed by MobileIron (“Third Party Components”) or third party services that are made available through the Software (“Third Party Services”). In connection therewith, additional or different terms may be applicable as identified on http://www.mobileiron.com/legal/thirdpartyterms (or other URL designated by MobileIron) or otherwise made available to Customer (which terms are hereby incorporated by reference herein). Customer agrees to, and its usage and/or access of Third Party Components and Third Party Services is subject to, such terms. If, during a Subscription Term, a third party supplier terminates use or access to its Third Party Service, MobileIron shall notify Customer of the same, and all use and access to such Third Party Service shall terminate as of the effective date specified by such third party supplier. Within thirty (30) days of the notification by MobileIron of the termination of any Third Party Service, the Customer may terminate the applicable SaaS Product for convenience (effective no earlier than the date the applicable Third Party Service is terminated). Upon such termination, Customer shall be entitled to receive a pro-rata refund on any pre-paid, unused subscription fees paid to MobileIron for the unused period for the unused period of any such terminated Subscription Term of the applicable SaaS Product. MobileIron shall have no liability to Customer in connection with any termination of any such Third Party Service or the Customer’s use of any Third Party Service. Any warranties associated with such services are only those directly provided by the third party supplier to Customer.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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c. Export. SaaS Products, Software and Documentation, including technical data, may be subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply with all such regulations.

d. U.S. Government End User Purchasers. The Software, including all components thereof, and Documentation qualify as “commercial items,” as that term is defined at Federal Acquisition Regulation (“FAR”) (48 C.F.R.) 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in FAR 12.212. Consistent with FAR 12.212 and DoD FAR Supp. 227.7202-1 through 227.7202-4, and notwithstanding any other FAR or other contractual clause to the contrary in any agreement into which this Agreement may be incorporated, Customer may provide to Government end user or, if this Agreement is direct, Government end user will acquire, the Software and Documentation with only those rights set forth in this Agreement. Use of either the Software or Documentation or both constitutes agreement by the Government that the Software and Documentation are “commercial computer software” and “commercial computer software documentation,” and constitutes acceptance of the rights and restrictions herein. LF:[LF:

e. Choice of Law; Venue. Except as otherwise set forth in Attachment C (if applicable), this Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to or application of choice of law rules or principles. Except as otherwise set forth in Attachment C (if applicable), the sole and exclusive jurisdiction and venue for actions arising under this Agreement shall be the State and Federal courts in Santa Clara County, California; Customer and MobileIron hereby agree to service of process in accordance with the rules of such courts. Notwithstanding any choice of law provision or otherwise, the Uniform Computer Information Transactions Act (UCITA) and the United Nations Convention on the International Sale of Goods shall not apply.

f. Processing of Personal Information. MobileIron agrees that it shall maintain administrative, physical, and technical safeguards designed to protect the security, confidentiality and integrity of Personal Information. MobileIron shall not Process Personal Information, except (i) for the purposes of this Agreement, including without limitation to implement and deliver the features and services associated with the normal use of any SaaS Product, provide Customer support and help Customer prevent or address service or technical problems, (ii) as otherwise expressly permitted by Customer, or (iii) as compelled by law.

g. Entire Agreement; Modifications. This Agreement constitute the entire agreement between the parties with respect to the provision of SaaS Products, Software, Related Services and other software (as applicable), products (as applicable), and services (as applicable) as described herein. This Agreement supersedes and cancels all previous written and previous or contemporaneous oral communications, proposals, representations, and agreements relating to the subject matter contained herein. This Agreement prevails over any pre-printed, conflicting or additional terms of any purchase order, ordering document, acknowledgement or confirmation or other document issued by Customer,

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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even if accepted in writing by both parties. This Agreement may be modified by a “click wrap” or “click accept” agreement that MobileIron incorporates into or as a condition of downloading a SaaS Product or Software. Except as expressly provided herein, this Agreement may be amended, or any term or condition set forth herein waived, only by a writing hand signed by both parties where “in writing” does not include an e-mail message and “hand signed” does not include an electronic signature.

h. Severability. Should any term of this Agreement be declared invalid, void or unenforceable by any court of competent jurisdiction or by an arbitration panel (as applicable), that provision shall be modified, limited or eliminated to the minimum extent necessary to effectuate the original intent and such declaration shall have no effect on the remaining terms hereof, which shall continue in full force and effect.

i. Waiver. The failure of either party to enforce any rights granted hereunder or to take action against the other party in the event of any breach hereunder shall not be deemed a waiver by that party as to subsequent enforcement of rights or subsequent actions in the event of future breaches.

j. Assignment. This Agreement may not be assigned or transferred, in whole or in part, without the other party’s prior written consent, provided each party expressly reserves the right to assign this Agreement in its entirety to a successor in interest of all or substantially all of its business or assets. Any action or conduct in violation of the foregoing shall be void and without effect. Subject to the foregoing, all rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns. MobileIron may delegate any of its obligations hereunder, provided it shall remain fully liable and responsible for its delegates’ actions or inactions in violation of this Agreement.

k. Legal Fees. The party prevailing in any dispute under this Agreement shall be entitled to its reasonable costs and legal fees.

l. Notice. Any notice required or permitted to be given in accordance with this Agreement shall be in writing. Notices to MobileIron shall be sent by personal delivery, registered or certified mail (return receipt requested, postage prepaid) or commercial express courier (with written verification of receipt) to: MobileIron, Inc., 415 East Middlefield Road, Mountain View, CA 94043, U.S.A., Attention: General Counsel. For contractual purposes, Customer consents to receive communications from MobileIron electronically. Notices sent to Customer shall be sent by personal delivery, electronic mail, registered or certified mail (return receipt requested, postage prepaid) or commercial express courier (with written verification of receipt) to: the electronic address Customer has provided to MobileIron for invoicing purposes or any Customer address listed on the applicable Product Schedule. All notices shall be deemed given: (i) when delivered personally; (ii) 24 hours after electronic mail is sent, unless MobileIron is notified that the email address is invalid; (iii) five (5) days after having been sent by registered or certified mail, (or ten (10) days for international mail; or (iv) one (1) day after deposit with a commercial express courier specifying next day delivery (or two (2) days for international courier packages specifying 2-day delivery). Either party may change its address for receipt of notice by notice to the other party in accordance with this Section.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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m. Equitable Relief. The parties agree that a material breach of this Agreement adversely affecting MobileIron’s or its suppliers’ intellectual property rights in any SaaS Product or Software or the Confidential Information of either party may cause irreparable injury to such party for which monetary damages would not be an adequate remedy and the non-breaching party shall be entitled to equitable relief (without a requirement to post a bond) in addition to any remedies it may have hereunder or at law.

n. Customer Affiliates. The parties agree that: (i) a Customer Affiliate may purchase licenses, products or services identified on any applicable Price List under the terms of this Agreement either by executing an acceptance agreement with MobileIron or through MobileIron’s acceptance of an applicable purchase order issued by such Customer Affiliate to MobileIron or by an Authorized Reseller to MobileIron (as applicable); and (ii) upon execution of such an agreement or acceptance of such a purchase order, such Customer Affiliate shall be deemed to have purchased such licenses, products or services hereunder, and such Customer Affiliate shall be bound by and shall comply with the terms and conditions of this Agreement as a “Customer” under this Agreement.

o. Independent Contractors. The parties are independent contractors, and this Agreement shall not establish any relationship of partnership, joint venture, employment, franchise or agency between the parties.

p. Headings. Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

q. Counterparts. This Agreement may be executed and delivered in one or more counterparts (including facsimile, PDF or other electronic counterparts), with the same effect as if the parties had signed the same document. Each counterpart so executed shall be deemed to be an original, and all such counterparts shall be construed together and shall constitute one Agreement.

r. Basis of the Bargain. Customer acknowledges and agrees that MobileIron has set its prices and entered into this Agreement in reliance upon the disclaimers of warranty and the limitations of liability set forth herein, that the same reflect an allocation of risk between the parties (including the risk that a contract remedy may fail of its essential purpose and cause consequential loss), and that the same form an essential basis of the bargain between the parties.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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MOBILE IRON, INC.

ATTACHMENT A: SERVICE LEVEL AGREEMENT (“SLA”)

Note: If Customer has entered into a support services agreement with an Authorized Reseller, the support services to be provided to Customer shall be as set forth in such agreement and Section II.B of this Attachment A shall not apply.

I. SERVICE LEVEL. Subject to the terms and conditions herein, MobileIron agrees to use commercially reasonable efforts to make the SaaS Products (excluding any offline Software components) available 24 hours a day, 7 days a week, except for: (i) planned downtime, or (ii) any unavailability caused by circumstances beyond MobileIron’s reasonable control, including without limitation, acts of God, acts of government, flood, fire, earthquakes, civil unrest, acts of terror, strikes or other labor problems (other than those involving MobileIron employees), or Internet service provider failures or delays.

II. SCOPE OF SUPPORT & MAINTENANCE SERVICES. During the applicable Subscription Term, MobileIron shall use commercially reasonable efforts to provide Customer the following support & maintenance services with respect to the applicable SaaS Product and Software (“Support and Maintenance Services”):

A.	SOFTWARE MAINTENANCE. MobileIron shall provide to Customer, without any additional charge, access to all updates, upgrades, maintenance releases and bug fixes to the applicable Software to the extent created and generally released to other MobileIron customers who purchase a subscription to the applicable SaaS Product. In addition, MobileIron may apply bug fixes, updates, upgrades and otherwise perform maintenance on the mobile enterprise management software solution hosted by MobileIron at such times as determined by MobileIron in its discretion. Customer may not delay MobileIron’s implementation of updates, upgrades, maintenance releases or bug fixes to the Software or SaaS Product.

B.	SUPPORT.

a.	Telephone/Email/Web Support. MobileIron shall provide Customer access to MobileIron’s customer support personnel via telephone, email, and the web to assist Customer in resolving technical questions regarding any applicable SaaS Product or Software, 24 hours a day, 7 days a week. Please refer to http://support.mobileiron.com (or such other URL provided by MobileIron from time to time) for specific information concerning updated telephone numbers, web access, holiday schedule.

b.	Issue Reporting. Customer may document and report all suspected errors or malfunctions of any applicable SaaS Product or Software to MobileIron via email or MobileIron’s case tracking system, and, for any reported errors or malfunctions, cooperate with MobileIron in its bug investigation by phone, email, and through MobileIron’s case tracking system. MobileIron will provide Customer with a trouble ticket number that Customer shall use to track the status of any confirmed error or malfunction in the applicable SaaS Product or Software (i.e., any confirmed failure of any SaaS Product or Software to meet the MobileIron’s specifications for such SaaS Product or Software described in the relevant Documentation) (“Confirmed Error”). MobileIron may close the trouble ticket without further responsibility if Customer does not provide requested feedback to MobileIron within ten (10) days of receiving a patch or workaround, or if Customer fails to respond to a request for additional information or confirm that trouble ticket is resolved. Customer may at any time add a new trouble ticket.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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c.	Customer Obligations; Designated Support Contacts. Customer may appoint up to two (2) individuals who are knowledgeable in the operation of the applicable SaaS Product(s) and Software to serve as primary Customer contacts with MobileIron for support calls for all SaaS Products and Software (“Designated Support Contacts”). All support calls shall be initiated through these contacts. Customer may change its primary or alternate contacts at any time upon written notification to MobileIron. Customer may not share login passwords or other benefits of this SLA with any other persons nor use any software updates or software upgrades or other services furnished to Customer under this SLA for any software for which Customer has not purchased the applicable Support and Maintenance Services. As applied to Software, Customer shall provide MobileIron access to the logs and access to perform remote troubleshooting sessions on the affected server or component, as reasonably requested by MobileIron, in order for MobileIron to provide Support and Maintenance Services.

C.	LIMITATIONS. MobileIron is only responsible to provide Customer’s Designated Support Contacts (as defined below) with the Support Services described herein. MobileIron shall be responsible for a Confirmed Error in the applicable SaaS Product or Software, however, MobileIron shall not be responsible for any errors in any SaaS Product or Software that cannot be reproduced by MobileIron, or for software, firmware, hardware not supplied by MobileIron, or for information or memory data contained in, stored on or integrated with any SaaS Product, Software or MobileIron Hardware returned to MobileIron in connection with this SLA. Services described herein do not include any support of any failure or defect in any SaaS Product or Software due to Customer, Customer Representatives or any damage caused by Customer or Customer Representatives from improper storage, accident, abuse or misuse of any SaaS Product or Software (or any component of the foregoing), or if any SaaS Product or Software (or any component of the foregoing) has been used or maintained in a manner not conforming to the requirements or suggestions in Documentation or in the Agreement, or if any SaaS Product or Software (or any component of the foregoing) is used by Customer or Customer Representatives on unsupported platform or hardware or has been altered or modified by Customer or Customer Representative, or has had any serial number removed or defaced. Service or repair of the any SaaS Product or Software by anyone other than MobileIron (or an authorized representative of MobileIron) shall void MobileIron’s obligations herein. As applied to Software, MobileIron’s obligations to provide software maintenance shall apply only to the most current shipping release of the applicable Software and to provide support shall apply only to the current shipping release and the immediately prior release for one (1) year after such prior release has been superseded by the current shipping release (by way of illustration and not limitation, if the shipping version 5.4 is released in January 2013 and 5.5 is released in June 2013, MobileIron is obligated to support 5.5 and to support 5.4 until June 2014). If MobileIron agrees to remedy any errors or problems not covered by the terms of this SLA, MobileIron may perform such work after receiving Customer’s instruction to proceed at MobileIron’s then-current standard rates.

III. GENERAL. MobileIron may revise the terms of this SLA provided that (i) such revision is in connection with a revision to any standard terms under which MobileIron provides support and/or maintenance, (ii) MobileIron provides written or e-mail notice (and/or posting on http://support.mobileiron.com or such other URL provided by MobileIron from time to time) of the revised terms at least sixty (60) days prior to the expiration of the applicable then-current Subscription Term, and (iii) such revised terms only apply to renewal Subscription Terms (if any) and renewal is subject to mutual agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

MOBILE IRON, INC.

ATTACHMENT B: MOBILEIRON HARDWARE TERMS

Not Applicable

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

MOBILE IRON, INC.

ATTACHMENT C: EULA INTERNATIONAL TERMS AND CONDITIONS

If Customer’s principal office is located outside North America as indicated on the cover sheet, the terms and conditions of this Attachment shall apply. Otherwise, this Attachment shall not apply.

The following terms apply to all principal offices outside North America:

Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to or application of choice of law rules or principles. Notwithstanding any choice of law provision or otherwise, the Uniform Computer Information Transactions Act (UCITA) and the United Nations Convention on the International Sale of Goods shall not apply.

Arbitration. Any dispute, claim or controversy arising out of or relating to this Agreement or the existence, breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, (each, a “Dispute”) shall be referred to and finally resolved by arbitration under the rules and at the location identified below. The arbitral panel shall consist of three (3) arbitrators, selected as follows: each party shall appoint one (1) arbitrator, and those two (2) arbitrators shall discuss and select a chairman. If the two party-appointed arbitrators are unable to agree on the chairman, the chairman shall be selected in accordance with the applicable rules of the arbitration body. Each arbitrator shall be independent of each of the parties. The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration (including service fees, arbitrator fees and all other fees related to the arbitration) in such equitable manner as the arbitrators may determine. The prevailing party in any arbitration shall be entitled to receive reimbursement of its reasonable expenses incurred in connection therewith. Judgment upon the award so rendered may be entered in a court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. Notwithstanding the forgoing, MobileIron shall have the right to institute an action in a court of proper jurisdiction for preliminary injunctive relief pending a final decision by the arbitrator, provided that a permanent injunction and damages shall only be awarded by the arbitrator. The language to be used in the arbitral proceedings shall be English.

In addition, the following terms only apply to principal offices within Europe, the Middle East or Africa (EMEA):

Arbitration Rules and Location. Any Dispute shall be referred to and finally resolved by arbitration under the London Court of International Arbitration (“LCIA”) Rules (which Rules are deemed to be incorporated by reference into this clause) on the basis that the governing law is the law of the State of New York, USA. The seat, or legal place, of arbitration shall be London, England.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment No. 20100106.054.S.001.A.012

In addition, the following terms only apply to principal offices within Asia Pacific, Australia & New Zealand:

Arbitration Rules and Location. Any Dispute shall be referred to and finally resolved by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (“ICC”) in force on the date when the notice of arbitration is submitted in accordance with such Rules (which Rules are deemed to be incorporated by reference into this clause) on the basis that the governing law is the law of the State of New York, USA. The seat, or legal place, of arbitration shall be Singapore.

In addition, the following terms only apply to principal offices within the Americas (excluding North America):

Arbitration Rules and Location. Any Dispute shall be referred to and finally resolved by arbitration under International Dispute Resolution Procedures of the American Arbitration Association (“AAA”) in force on the date when the notice of arbitration is submitted in accordance with such Procedures (which Procedures are deemed to be incorporated by reference into this clause) on the basis that the governing law is the law of the State of New York, USA. The seat, or legal place, of arbitration shall be New York, New York, USA.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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